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Prospectus Supplement TABLE OF CONTENTS

TABLE OF CONTENTS 3

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

 Filed pursuant to Rule 497
Registration No. 333-212788

                  Subject to Completion
Preliminary Prospectus Supplement dated September 14, 2016

PROSPECTUS SUPPLEMENT
(To Prospectus dated September 1, 2016)

$

            % Notes due

                 We are offering $            in aggregate principal amount of        % notes due            , which we refer to as the Notes. The Notes will mature on                        ,        . We will pay interest on the Notes on            and            of each year, beginning                        , 2017. We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption "Description of Notes—Optional Redemption" in this prospectus supplement. In addition, holders of the Notes can require us to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

                 The Notes will be our direct senior unsecured obligations and rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by Ares Capital Corporation.

                 Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

                 We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management, L.P., a publicly traded, leading global alternative asset manager. Ares Operations LLC, a subsidiary of Ares Management, L.P., provides certain administrative and other services necessary for us to operate.

                 Investing in the Notes involves risks that are described in the "Risk Factors" section beginning on page S-13 of this prospectus supplement and page 23 of the accompanying prospectus, including the risk of leverage.

                 This prospectus supplement and the accompanying prospectus concisely provide important information about us that you should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement or the accompanying prospectus.

	Per Note		Total
Public offering price(1)		%	$
Underwriting discount (sales load)		%	$
Proceeds, before expenses, to Ares Capital Corporation(2)		%	$

(1)
The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from September     , 2016 and must be paid by the purchaser if the Notes are delivered after September     , 2016.

(2)
Before deducting expenses payable by us related to this offering, estimated at $            .

                 THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                 Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about September     , 2016.

BofA Merrill Lynch	Wells Fargo Securities	J.P. Morgan	SunTrust Robinson Humphrey

Barclays	Citigroup	Morgan Stanley

BMO Capital Markets	Deutsche Bank Securities	Mizuho Securities	RBC Capital Markets	SMBC Nikko

The date of this prospectus supplement is September     , 2016.

              You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or the accompanying prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date. This prospectus supplement may add, update or change information contained in the accompanying prospectus. If information in this prospectus supplement is inconsistent with the accompanying prospectus, this prospectus supplement will apply and will supersede that information in the accompanying prospectus.

Prospectus Supplement

i

ii

 FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  the American Capital Acquisition (as defined below);

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies or the operations of our competitors;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  our ability to successfully invest any capital raised in this offering;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties, including parties to our co-investment programs;

  •
  the general economy and its impact on the industries in which we invest;

  •
  uncertainty surrounding the financial stability of the U.S., the EU and China;

  •
  the social, geopolitical, financial, trade and legal implications of Brexit;

  •
  Middle East turmoil and the potential for fluctuating energy prices and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in

"Risk Factors" in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.

              We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us as of their respective dates, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 THE COMPANY

              This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management, L.P. and its affiliated companies (other than portfolio companies of its affiliated funds).

              Other than as specifically set forth herein or in the accompanying prospectus, information presented with respect to the Company does not reflect the completion of the American Capital Acquisition, and any investment decision you make should be made with the understanding that the American Capital Acquisition may not be completed as scheduled, or at all. See "Pending American Capital Acquisition" in the accompanying prospectus for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to the American Capital Acquisition—We may fail to complete the American Capital Acquisition, and if the American Capital Acquisition is completed, the combined company may face additional risks" for a description of certain risks relating to the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" in the accompanying prospectus for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" in the accompanying prospectus for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. As of June 30, 2016, we were the largest BDC with approximately $9.2 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              On May 23, 2016, we entered into a definitive agreement (the "Merger Agreement") under which we have agreed, subject to the satisfaction of certain closing conditions, to acquire American Capital, Ltd., a Delaware corporation ("American Capital"), in a cash and stock transaction, which we refer to as the "American Capital Acquisition." We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" in the accompanying prospectus for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to the American Capital Acquisition—We may fail to complete the American Capital Acquisition, and if the American Capital Acquisition is completed, the combined company may face additional risks" for a description of certain risks relating to the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" in the accompanying prospectus for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" in the accompanying prospectus for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of June 30, 2016, Ares had approximately 340 investment professionals and approximately 550 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation" in the accompanying prospectus. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP (as defined below) and the SSLP (as defined below), as "non-qualifying assets" should the Staff ultimately disagree with our position.

Co-Investment Programs

    Senior Direct Lending Program

              In December 2015, we established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and a client of Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of June 30, 2016, we and Varagon have agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of June 30, 2016, we agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes. See "Recent Developments" and Note 16 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information on the SDLP.

    Senior Secured Loan Program

              The Company and General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") have co-invested in first lien senior secured loans of middle market companies through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "the Senior Secured Loan Program") or the SSLP (the "SSLP"). The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached.

              As of June 30, 2016, the Company and GE had outstanding amounts funded of approximately $7.1 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of June 30, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $94.5 million, which had been approved by the investment committee of the SSLP as described above. As of June 30, 2016, we had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of June 30, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $14.9 million. As of June 30, 2016, the fair value of the SSLP Certificates held by us was $1.9 billion at fair value (including unrealized depreciation of $38.7 million), which represented approximately 21% of our total portfolio at fair value. As of June 30, 2016, the SSLP had 32 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program" in the accompanying prospectus.

Ivy Hill Asset Management, L.P.

              As of June 30, 2016, our portfolio company, IHAM, an SEC-registered investment adviser, managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (such vehicles, the "IHAM Vehicles"). As of June 30, 2016, IHAM had assets under management of approximately $3.5 billion. As of June 30, 2016, Ares Capital had invested approximately $171.0 million (at amortized cost) in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2015 for more information about IHAM and Note 14 to our consolidated financial statements for the three and six months ended June 30, 2016 for information related to IHAM's role in the American Capital Acquisition.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals as of June 30, 2016 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members comprised of certain of the U.S.-based partners of the Ares Credit Group, certain partners in the Ares Private Equity Group and certain partners in the Ares Strategy and Relationship Management Group.

Recent Developments

              From July 1, 2016 through August 31, 2016, we made new investment commitments of approximately $1,090 million, of which $928 million were funded. As discussed further below, included in the $1,090 million of new investment commitments was our initial investment in the SDLP Certificates to make co-investments with Varagon and its clients in first lien senior secured loans through SDLP. Overall, of the total new commitments, 51% were in first lien senior secured loans, 20% were in investments in the SDLP Certificates, 15% were in second lien senior secured loans, 10% were in senior subordinated loans, 3% were in preferred equity securities and 1% were in other equity securities. Of the approximately $1,090 million of new investment commitments, 86% were floating rate, 10% were fixed rate and 4% were non-interest bearing. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 10.5%. We may seek to sell all or a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              In July 2016, we and Varagon and its clients completed the initial funding of the SDLP. As part of the initial funding, pursuant to a forward sale agreement between us and the SDLP, we sold $529 million of investment commitments to the SDLP, including $55 million of unfunded commitments, and recorded no realized gains or losses. Varagon and its clients sold $503 million of investment commitments to the SDLP, including $51 million of unfunded commitments. Immediately following these sales to the SDLP, the funded SDLP portfolio totaled $926 million and was comprised of 10 first lien senior secured loans to U.S. middle-market companies and the unfunded commitments to fund delayed draw loans to certain of its portfolio companies totaled $106 million. To support the acquisition of the initial funded portfolio by the SDLP, clients of Varagon provided $704 million of capital to the SDLP in the form of notes and $28 million in the form of SDLP Certificates, while we provided $194 million of capital in the form of SDLP Certificates. We and a client of Varagon own 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. We estimate that the initial yield on our investment in the SDLP Certificates will be at least 13.5%. Following this initial funding, the SDLP will make first lien senior secured loans directly to U.S. middle-market companies.

              From July 1, 2016 through August 31, 2016, we exited approximately $1,120 million of investment commitments. Included in the $1,120 million commitments exited were $529 million of investment commitments sold to the SDLP. Of the total investment commitments, 81% were first lien senior secured loans and 19% were second lien senior secured loans. Of the approximately $1,120 million of exited investment commitments, 98% were floating rate and 2% were fixed rate. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 8.4%. On the approximately $1,120 million of investment commitments exited from July 1, 2016 through August 31, 2016, we recognized total net realized gains of approximately $20 million.

              In addition, as of August 31, 2016, we had an investment backlog and pipeline of approximately $410 million and $210 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

Our Corporate Information

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

 SPECIFIC TERMS OF THE NOTES AND THE OFFERING

              This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading "Description of Notes" in this prospectus supplement and in the accompanying prospectus under the heading "Description of Our Debt Securities" before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes (as amended from time to time, the "indenture").

Issuer	Ares Capital Corporation
Title of the Securities	% Notes due
Initial Aggregate Principal Amount Being Offered	$
Initial Public Offering Price	% of the aggregate principal amount of Notes
Interest Rate	%
Yield to Maturity	%
Trade Date	September , 2016
Issue Date	September , 2016
Maturity Date	,
Interest Payment Dates	and , commencing , 2017
Ranking of Notes

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equally, in right of payment with all of our existing and future senior liabilities that are not so subordinated, or junior, effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of August 31, 2016, our total consolidated indebtedness was approximately $4.0 billion principal amount, of which approximately $1,005.0 million was secured indebtedness at the Ares Capital level, and of which an aggregate of approximately $463.0 million was indebtedness of our subsidiaries. After giving effect to the issuance of the Notes and assuming the proceeds therefrom are used to repay outstanding borrowings under our $1,265.0 million revolving credit facility (the "Revolving Credit Facility"), the $540.0 million revolving funding facility of our consolidated subsidiary, Ares Capital CP Funding LLC (the "Revolving Funding Facility"), and/or the $400.0 million revolving funding facility of our consolidated subsidiary, Ares Capital JB Funding LLC (the "SMBC Funding Facility" and, together with the Revolving Credit Facility and the Revolving Funding Facility, the "Facilities"), our total consolidated indebtedness would have been approximately $             billion principal amount as of August 31, 2016. See "Capitalization."

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus        basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any Notes on or after                        ,        (the date falling            prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.
Offer to Purchase upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance

The Notes are subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under "Description of Notes—Satisfaction and Discharge; Defeasance," we can legally release ourselves from all payment and other obligations on the Notes.

Covenant Defeasance

The Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under "Description of Notes—Satisfaction and Discharge; Defeasance," we will be released from some of the restrictive covenants in the indenture.

Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company ("DTC") or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association
Events of Default

If an event of default (as described herein under "Description of Notes") on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	In addition to the covenants described in the accompanying prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provisions, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles ("GAAP").

No Established Trading Market

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although the underwriters have informed us that they intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See "Underwriting." Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures

Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

 RISK FACTORS

              You should carefully consider the risk factors described below and under the caption "Risk Factors" in the accompanying prospectus, together with all of the other information included in this prospectus supplement and the accompanying prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected.

RISKS RELATING TO THE NOTES

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

              The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of August 31, 2016, we had $1,005.0 million aggregate principal amount of outstanding indebtedness under the Revolving Credit Facility. The Revolving Credit Facility is secured by certain assets in our portfolio and excludes investments held by Ares Capital CP Funding LLC ("Ares Capital CP") under the Revolving Funding Facility, those held by Ares Capital JB Funding LLC ("ACJB") under the SMBC Funding Facility, those held by Ares Venture Finance, L.P. ("AVF LP") under Small Business Administration ("SBA")-guaranteed debentures (the "SBA Debentures") and certain other investments; the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

              The Notes are obligations exclusively of Ares Capital and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. For example, the secured indebtedness with respect to the Revolving Funding Facility, the SMBC Funding Facility and the SBA Debentures is held through our consolidated subsidiaries, Ares Capital CP, ACJB and AVF LP, respectively. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Debt Capital Activities" in the accompanying prospectus for more detail on the Revolving Funding Facility, the SMBC Funding Facility and the SBA Debentures.

              Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of August 31, 2016, we had $330.0 million aggregate principal amount of outstanding indebtedness under the Revolving Funding Facility, $108.0 million aggregate principal amount of outstanding indebtedness under the SMBC Funding Facility and $25.0 million aggregate principal amount of the SBA Debentures issued and outstanding. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture will contain limited protection for holders of the Notes.

              The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provisions (giving effect to any exemptive relief granted to us by the SEC);

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  enter into transactions with affiliates;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

              Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

              Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the

Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

              Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and SBA Debentures, thereby materially and adversely affecting our liquidity, financial condition and results of operations." In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

              Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Facilities at that time and to terminate the Facilities. In addition, the indentures governing our Convertible Unsecured Notes (as defined below), the 2018 Notes (as defined below) and the 2020 Notes (as defined below) contain a provision that would require us to offer to purchase the Convertible Unsecured Notes, the 2018 Notes or the 2020 Notes upon the occurrence of a fundamental change or a change of control repurchase event, as applicable. A failure to purchase any tendered Convertible Unsecured Notes, 2018 Notes or 2020 Notes would constitute an event of default under the indentures for the Convertible Unsecured Notes, the 2018 Notes or the 2020 Notes, as applicable, which would, in turn, constitute a default under the Facilities and the indenture. Our future debt instruments also may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See "Description of Notes—Offer to Repurchase Upon a Change of Control Repurchase Event."

If an active trading market does not develop for the Notes, you may not be able to resell them.

              The Notes are a new issue of debt securities for which there currently is no trading market. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your

Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

RISKS RELATING TO THE AMERICAN CAPITAL ACQUISITION

We may fail to complete the American Capital Acquisition, and if the American Capital Acquisition is completed, the combined company may face additional risks.

              We may fail to complete the American Capital Acquisition. See "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" in the accompanying prospectus for a description of the risks associated with a failure to complete the American Capital Acquisition. Additionally, the combined company may face risks if we are successful in completing the American Capital Acquisition. See "Risk Factors—Risks Relating to the American Capital Acquisition" in the accompanying prospectus for a description of the risks that the combined company may face if the American Capital Acquisition is completed. For example, if the American Capital Acquisition is completed, we will be assuming certain known and currently unknown liabilities and obligations of American Capital, including with respect to litigation and regulatory matters. American Capital and we are aware that a consolidated putative shareholder class action has been filed by stockholders of American Capital challenging the American Capital Acquisition. See "Risk Factors—Risks Relating to the American Capital Acquisition—Litigation filed against American Capital's board of directors could prevent or delay the completion of the American Capital Acquisition or result in the payment of damages following completion of the American Capital Acquisition" in the accompanying prospectus. American Capital is also involved in various other legal proceedings and regulatory matters. Neither we nor American Capital can predict the eventual outcome of these proceedings and matters and the ultimate outcome of such proceedings and matters could, upon consummation of the American Capital Acquisition, be material to the results of operations, cash flows or financial condition of the combined company. It is possible that third parties could try to seek to impose liability against the combined company in connection with such proceedings and matters.

 USE OF PROCEEDS

              We estimate that the net proceeds we will receive from the sale of the Notes in this offering will be approximately $             million, after deducting the underwriting discount of approximately $             million payable by us and estimated offering expenses of approximately $            payable by us.

              We expect to use the net proceeds of this offering to repay outstanding indebtedness under the Revolving Credit Facility ($1,005.0 million aggregate principal amount outstanding as of August 31, 2016), the Revolving Funding Facility ($330.0 million aggregate principal amount outstanding as of August 31, 2016) and/or the SMBC Funding Facility ($108.0 million aggregate principal amount outstanding as of August 31, 2016).

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one-, two-, three- or six-month) plus an applicable spread of either 1.75% or 2.00% or an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of either 0.75% or 1.00%, in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of August 31, 2016, one-, two-, three- and six-month LIBOR was 0.52%, 0.66%, 0.84% and 1.24%, respectively. For $1,195.0 million of the total Revolving Credit Facility capacity, the expiration date is May 4, 2021 and for the remaining $70.0 million, the expiration date is May 4, 2020. The interest charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% and ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility), in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. The Revolving Funding Facility is scheduled to expire on May 14, 2019 (subject to extension exercisable upon mutual consent). The interest rate charged on the indebtedness incurred under the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. The SMBC Funding Facility is scheduled to expire on September 14, 2022 (subject to two one-year extension options exercisable upon mutual consent).

              Affiliates of certain of the underwriters are lenders under the Revolving Credit Facility or the Revolving Funding Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility and/or the Revolving Funding Facility.

              We may reborrow under the credit facilities described above for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective.

              Investing in portfolio companies could include investments in our investment backlog and pipeline that, as of August 31, 2016, were approximately $410 million and $210 million, respectively. Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

 CAPITALIZATION

              The following table sets forth our actual capitalization at June 30, 2016. You should read this table together with "Use of Proceeds" described in this prospectus supplement and our most recent balance sheet included elsewhere in this prospectus supplement or the accompanying prospectus.

As of June 30, 2016 (dollar amounts in thousands)
Cash and cash equivalents	$125,926

Debt(1)
Revolving Credit Facility	$1,165,000
Revolving Funding Facility	53,000
SMBC Funding Facility	122,000
SBA Debentures	25,000
2017 Convertible Notes	162,500
2018 Convertible Notes	270,000
2019 Convertible Notes	300,000
2018 Notes	750,000
2020 Notes	600,000
October 2022 Notes	182,500
2047 Notes	229,557

Total Debt	3,859,557
Stockholders' Equity
Common stock, par value $0.001 per share, 500,000,000 common shares authorized, and 313,954,008 common shares issued and outstanding	314
Capital in excess of par value	5,312,800
Accumulated overdistributed net investment income	(21,655)
Accumulated net realized gains on investments, foreign currency transactions, extinguishment of debt and other assets	4,961
Net unrealized gain on investments, foreign currency and other transactions	(78,379)

Total stockholders' equity	5,218,041

Total capitalization	$9,077,598

(1)
The above table reflects the principal amount of indebtedness outstanding as of June 30, 2016. As of August 31, 2016, indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility were $1,005.0 million, $330.0 million and $108.0 million, respectively. The net proceeds from the sale of the Notes are expected to be used to pay down outstanding indebtedness under the Revolving Funding Facility, the Revolving Credit Facility and/or the SMBC Funding Facility, and for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. See "Use of Proceeds."

 DESCRIPTION OF NOTES

              The following description of the particular terms of the        % Notes due            supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

              We will issue the Notes under a base indenture dated as of October 21, 2010, between us and U.S. Bank National Association, as trustee (the "trustee"), as supplemented by a separate supplemental indenture to be dated as of the settlement date for the Notes. As used in this section, all references to the "indenture" mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, or the TIA.

              The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

              For purposes of this description, references to "we," "our" and "us" refer only to Ares Capital and not to any of its current or future subsidiaries and references to "subsidiaries" refer only to our consolidated subsidiaries and exclude any investments held by Ares Capital in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Ares Capital and its subsidiaries.

General

              The Notes:

  •
  will be our general unsecured, senior obligations;

  •
  will initially be issued in an aggregate principal amount of $             million;

  •
  will mature on                        ,           , unless earlier redeemed or repurchased, as discussed below;

  •
  will bear cash interest from September             , 2016 at an annual rate of        % payable semi-annually on                         and                         of each year, beginning on                        , 2017;

  •
  will be subject to redemption at our option as described under "—Optional Redemption;"

  •
  will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under "—Offer to Repurchase Upon a Change of Control Repurchase Event"), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

  •
  will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

  •
  will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See "—Book-Entry, Settlement and Clearance."

              The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under "—Offer to Repurchase Upon a Change of Control Repurchase Event" and

"—Merger, Consolidation or Sale of Assets" below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

              We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

              We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

              We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

              Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

              A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

              The registered holder of a Note will be treated as its owner for all purposes.

Interest

              The Notes will bear cash interest at a rate of        % per year until maturity. Interest on the Notes will accrue from September             , 2016 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on                        and                         of each year, beginning on                        , 2017.

              Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the "close of business") on                or                , as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

              If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term "business day" means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Ranking

              The Notes will be our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equally, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior. The Notes will effectively rank subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

              As of August 31, 2016, our total consolidated indebtedness was approximately $4.0 billion aggregate principal amount outstanding, of which approximately $1,005.0 million was secured indebtedness at the Ares Capital level, and of which an aggregate of approximately $463.0 million was indebtedness of our subsidiaries. After giving effect to the issuance of the Notes, and assuming the proceeds therefrom are used to repay outstanding borrowings under the Facilities, our total consolidated indebtedness would have been approximately $             billion aggregate principal amount outstanding as of August 31, 2016. See "Capitalization."

Optional Redemption

              We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

  •
  100% of the principal amount of the Notes to be redeemed, or

  •
  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) using the applicable Treasury Rate plus            basis points;

provided, however, that if we redeem any Notes on or after                ,        (the date falling            prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

              If we choose to redeem any Notes, we will deliver a notice of redemption to holders of Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

              For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

              "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

              "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

              "Comparable Treasury Price" means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

              "Quotation Agent" means a Reference Treasury Dealer selected by us.

              "Reference Treasury Dealer" means each of (1) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (2) Wells Fargo Securities, LLC, (3) J.P. Morgan Securities LLC and (4) a Primary Treasury Dealer (as defined below) selected by SunTrust Robinson Humphrey, Inc., or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States (a "Primary Treasury Dealer"), we shall select another Primary Treasury Dealer.

              "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

              All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

              If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder's Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

              On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act, we will, to the extent lawful:

  (1)
  accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

  (2)
  deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

  (3)
  deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers' certificate stating the aggregate principal amount of Notes being purchased by us.

              The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

              We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

              The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Facilities at that time and to terminate the Facilities. In addition, the indentures governing our Convertible Unsecured Notes, our 2018 Notes and our 2020 Notes contain a provision that would require us to offer to purchase the Convertible Unsecured Notes, the 2018 Notes or the 2020 Notes upon the occurrence of a fundamental change or a change of control repurchase event, as applicable. A failure to purchase any tendered Convertible Unsecured Notes, 2018 Notes or 2020 Notes would constitute an event of default under the indentures for the Convertible Unsecured Notes, the 2018 Notes or the 2020 Notes, as applicable, which would, in turn, constitute a default under the Facilities and the indenture. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" in the accompanying prospectus for a general discussion of our indebtedness. Our future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See "Risk Factors—Risks Relating to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event."

              The definition of "Change of Control" includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of "all or substantially all" of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

              For purposes of the Notes:

              "Below Investment Grade Rating Event" means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

              "Change of Control" means the occurrence of any of the following:

  (1)
  the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Ares Capital and its Controlled Subsidiaries taken as a whole to any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Ares Capital or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

  (2)
  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Ares Capital, measured by voting power rather than number of shares; or

  (3)
  the approval by Ares Capital's stockholders of any plan or proposal relating to the liquidation or dissolution of Ares Capital.

              "Change of Control Repurchase Event" means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

              "Controlled Subsidiary" means any subsidiary of Ares Capital, 50% or more of the outstanding equity interests of which are owned by Ares Capital and its direct or indirect subsidiaries and of which Ares Capital possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

              "Fitch" means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

              "Investment Grade" means a rating of BBB– or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB– or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

              "Permitted Holders" means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Ares Capital Management LLC or any affiliate of Ares Capital Management LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

              "Rating Agency" means:

  (1)
  each of Fitch and S&P; and

  (2)
  if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a "nationally recognized statistical rating organization" as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or S&P, or both, as the case may be.

              "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

              "Voting Stock" as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

              In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

              The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Ares Capital or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

  •
  we are the surviving person (the "Surviving Person") or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

  •
  the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

  •
  immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

  •
  we shall deliver, or cause to be delivered, to the trustee, an officers' certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

              For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

              Although there is a limited body of case law interpreting the phrase "substantially all", there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve "all or substantially all" of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

              An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

  •
  We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provisions, giving effect to any exemptive relief granted to us by the SEC.

  •
  If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

              Each of the following is an event of default:

  (1)
  default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

  (2)
  default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

  (3)
  our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

  (4)
  default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Ares Capital for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $75 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

  (5)
  Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the Investment Company Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the Investment Company Act) of less than 100%; or

  (6)
  certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

              If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

              At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

              No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless

  (i)
  such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes,

  (ii)
  the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

  (iii)
  such holder or holders have offered to the trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

  (iv)
  the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

  (v)
  no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

              Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

              The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

              The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

              We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers' certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

              Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

              We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

              In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture. Defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due date and (ii) delivering to the Trustee an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service (the "IRS") a ruling, or (b) since the date of execution of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon, the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, we can legally release ourselves from all payment and other obligations on the Notes. Covenant defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel to the effect that the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred, we will be released from some of the restrictive covenants in the indenture.

Trustee

              U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

              We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

              The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

              The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the "Global Notes"). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

              Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC ("DTC participants") or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

  •
  upon deposit of a Global Note with DTC's custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

  •
  ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

              Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

              All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

              DTC has advised us that it is:

  •
  a limited purpose trust company organized under the laws of the State of New York;

  •
  a "banking organization" within the meaning of the New York State Banking Law;

  •
  a member of the Federal Reserve System;

  •
  a "clearing corporation" within the meaning of the Uniform Commercial Code; and

  •
  a "clearing agency" registered under Section 17A of the Exchange Act.

              DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC's participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC's system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

              So long as DTC's nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

  •
  will not be entitled to have Notes represented by the Global Note registered in their names;

  •
  will not receive or be entitled to receive physical, certificated Notes; and

  •
  will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

              As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

              Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC's nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

              Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

              Transfers between participants in DTC will be effected under DTC's procedures and will be settled in same-day funds.

Certificated Notes

              Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

  •
  DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

  •
  DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

  •
  an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

 CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. Holder (as defined below), the material U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

              This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a "straddle," "hedge," "constructive sale transaction" or "conversion transaction" for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). Moreover, this discussion does not address the effect of the unearned income Medicare contribution tax. Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

              For purposes of this discussion, the term "U.S. Holder" means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a U.S. person, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term "non-U.S. Holder" means a beneficial owner of a Note that is neither a U.S. Holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

              If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of Note Holders

              Taxation of U.S. Holders.    Payments or accruals of interest on a Note generally will be taxable to a U.S. Holder as ordinary interest income at the time such payments are received (actually or constructively) or accrued, in accordance with the U.S. Holder's regular method of tax accounting.

              If a Note is issued with original issue discount ("OID"), a U.S. Holder must accrue such OID into income on a constant yield to maturity basis whether or not the U.S. Holder receives cash payments. A Note will have been issued with OID if its stated redemption price exceeds its issue price by as much as 0.25% multiplied by the number of complete years to maturity. The OID will be the amount by which the stated redemption price at maturity exceeds the issue price. The stated redemption price at maturity is the sum of all payments due on a Note other than payments of stated interest.

              Upon the sale, exchange, redemption or retirement of a Note, a U.S. Holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. Holder's adjusted tax basis in the Note. A U.S. Holder's adjusted tax basis in a Note generally will equal the U.S. Holder's initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder's holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. Holders. The deductibility of capital losses is subject to limitations.

              Taxation of Non-U.S. Holders.    A non-U.S. Holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. Holder of a trade or business within the United States, (ii) in the case of interest income, the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iii) the non-U.S. Holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (iv) the non-U.S. Holder provides a statement on an IRS Form W-8BEN, W-8BEN-E or other applicable form signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. Holder.

              A non-U.S. Holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. Holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax. To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated.

              In the case of a non-U.S. Holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. Holder is a qualified resident of a country with which the United States has an income tax treaty.

              Generally, a non-U.S. Holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a

Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Holder (and, if required by an applicable income tax treaty, is not attributable to a United States "permanent establishment" maintained by the non-U.S. Holder). Non-U.S. Holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

              A Note that is held by an individual who, at the time of such individual's death, is not a citizen or resident of the United States, for U.S. federal estate tax purposes, generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual's interest in the Notes is effectively connected with the individual's conduct of a U.S. trade or business.

              Information Reporting and Backup Withholding.    A U.S. Holder (other than an "exempt recipient," including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. Holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply. Non-U.S. Holders generally are exempt from information reporting and backup withholding, provided, if necessary, that they demonstrate their qualification for exemption. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner's U.S. federal income tax provided the required information is timely furnished to the IRS.

Additional Withholding Requirements

              Withholding taxes may be imposed under the provisions of the Code generally known as the Foreign Account Tax Compliance Act, or FATCA, on certain types of payments made to non-U.S. financial institutions and certain other non- U.S. entities. Specifically, a 30% withholding tax may be imposed on interest on, or gross proceeds from the sale or disposition of, the Notes paid to a "foreign financial institution" or a "nonfinancial foreign entity" (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any "substantial United States owners" (as defined in the Code) or furnishes identifying information regarding each substantial United States owner (generally by providing an IRS Form W-8BEN-E) or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W- 8BEN-E). If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of Treasury requiring, among other things, that it undertake to identify accounts held by certain "specified United States persons" or "United States-owned foreign entities" (each as defined in the Code), annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury Regulations or other guidance, may modify these requirements. Accordingly, the entity through which the Notes are held will affect the determination of whether such withholding is required.

              Under the applicable Treasury Regulations, withholding under FATCA generally applies to payments of interest on the Notes from their date of issuance and will apply to payments of gross proceeds from the sale or other disposition of such Notes on or after January 1, 2019. The FATCA withholding tax will apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from imposition of withholding tax pursuant to an applicable tax treaty with the United States or U.S. domestic law. If payment of this withholding tax is made, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction, if any. We will not pay additional amounts to holders of the Notes in respect of any amounts withheld.

              Prospective holders should consult their own tax advisors regarding the potential application of withholding under FATCA to their investment in the Notes.

Investors should consult their own tax advisors with respect to the particular tax consequences of an investment in the Notes in their individual circumstances, including the possible effect of any pending legislation or proposed regulations.

 UNDERWRITING

              Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$
Wells Fargo Securities, LLC
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey, Inc.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
BMO Capital Markets Corp.
Deutsche Bank Securities Inc.
Mizuho Securities USA Inc.
RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.
Total	$

              Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the purchase agreement if any of these Notes are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

              We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

              The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

              The following table shows the total underwriting discounts that we are to pay to the underwriters in connection with this offering.

	Per Note		Total
Public offering price		%	$
Underwriting discount (sales load)		%	$
Proceeds, before expenses, to us		%	$

              The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and may offer the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of        % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of        % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

              The expenses of the offering, not including the underwriting discount, are estimated at approximately $             million and are payable by us.

No Sales of Similar Securities

              Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing until the settlement date of this offering without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Listing

              The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

              We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

              In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater principal amount of Notes than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.

              Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market.

              The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

              Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

              Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Offer, Sale and Distribution of Notes

              The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited principal amount of the Notes for sale to their online brokerage customers.

Other Relationships

              The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriters and their respective affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares and its affiliates and managed funds and Ares Capital or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our or their portfolio companies, affiliates and/or managed funds. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Ares, Ares Capital or Ares Capital Management and their affiliates and managed funds.

              Affiliates of certain of the underwriters may be limited partners of private investment funds affiliated with our investment adviser, Ares Capital Management.

              The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of our portfolio companies.

              We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

              After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to Ares, Ares Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Ares Capital to our noteholders or any other persons.

              In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

              Affiliates of certain of the underwriters serve as agents and/or lenders under our credit facilities or other debt instruments (including the Revolving Credit Facility and the Revolving Funding Facility) and may also be lenders to private investment funds managed by IHAM. Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, is the documentation agent under our Revolving Credit Facility. JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, is the administrative agent under our Revolving Credit Facility. Wells Fargo Securities, LLC is the agent under the Revolving Funding Facility. Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc. were joint bookrunners and joint lead arrangers for our Revolving Credit Facility. Sumitomo Mitsui Banking Corporation, an affiliate of SMBC Nikko Securities America, Inc., is the administrative agent and collateral agent under the SMBC Funding Facility. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering and our subsequent common stock offerings, debt offerings and rights offering, for which they received customary fees. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC also served as financial advisors to us in connection with the American Capital Acquisition, for which they are expected to receive customary fees.

              Proceeds of this offering will be used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility. Affiliates of certain of the underwriters, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Morgan Stanley & Co. LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc., Mizuho Securities USA Inc. and RBC Capital Markets, LLC, are lenders under the Revolving Credit Facility, an affiliate of Wells Fargo Securities, LLC is a lender under the Revolving Funding Facility and an affiliate of SMBC Nikko Securities America, Inc. is a lender under the SMBC Funding Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility and/or the Revolving Funding Facility.

              The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, NY 10036. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, NC 28202. The principal business address of J.P. Morgan

Securities LLC is 383 Madison Avenue, New York, New York 10179. The principal business address of SunTrust Robinson Humphrey, Inc. is 3333 Peachtree Road NE, Atlanta, Georgia 30326.

Notice to Prospective Investors in the European Economic Area

              In relation to each Member State of the European Economic Area (each, a "Relevant Member State"), no offer of the Notes may be made to the public in that Relevant Member State other than:

  A.
  to any legal entity which is a qualified investor as defined in the Prospectus Directive;

  B.
  to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives; or

  C.
  in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of the Notes shall require the Company or the representatives to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

              Each person in a Relevant Member State who initially acquires any Notes or to whom any offer is made will be deemed to have represented, acknowledged and agreed that it is a "qualified investor" within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive. In the case of any Notes being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the Notes acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any Notes to the public other than their offer or resale in a Relevant Member State to qualified investors as so defined or in circumstances in which the prior consent of the representatives has been obtained to each such proposed offer or resale.

              The Company, the representatives and their affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

              This prospectus supplement has been prepared on the basis that any offer of the Notes in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of the Notes. Accordingly any person making or intending to make an offer in that Relevant Member State of the Notes which are the subject of the offering contemplated in this prospectus supplement may only do so in circumstances in which no obligation arises for the Company or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither the Company nor the underwriters have authorized, nor do they authorize, the making of any offer of Notes in circumstances in which an obligation arises for the Company or the underwriters to publish a prospectus for such offer.

              For the purpose of the above provisions, the expression "an offer to the public" in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC (including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

              In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

 LEGAL MATTERS

              Certain legal matters in connection with the offering will be passed upon for us by Proskauer Rose LLP, Los Angeles, California, Sutherland Asbill & Brennan LLP, Washington, D.C. and Venable LLP, Baltimore, Maryland. Proskauer Rose LLP has from time to time represented the underwriters, Ares and Ares Capital Management on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

PROSPECTUS

$1,000,000,000

Debt Securities

              Ares Capital Corporation is a specialty finance company that is a closed- end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

              We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management, L.P., a publicly traded, leading global asset manager. Ares Operations LLC, a subsidiary of Ares Management, L.P., provides certain administrative and other services necessary for us to operate.

              Investing in our debt securities involves risks that are described in the "Risk Factors" section beginning on page 23 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our debt securities. Our debt securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our debt securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

              The date of this prospectus is September 1, 2016.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

 ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission (the "SEC"), using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our debt securities on terms to be determined at the time of the offering. Our debt securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the debt securities that we may offer. Each time we use this prospectus to offer our debt securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the accompanying prospectus supplement. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management, L.P. (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds).

              Other than as specifically set forth herein or in any accompanying prospectus supplement, information presented with respect to the Company does not reflect the completion of the American Capital Acquisition (as defined below), and any investment decision you make should be made with the understanding that the American Capital Acquisition may not be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. As of March 31, 2016, we were the largest BDC with approximately $9.4 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              As discussed in "American Capital Acquisition" below, on May 23, 2016, we entered into a definitive agreement (the "Merger Agreement") under which we have agreed, subject to the satisfaction of certain closing conditions, to acquire American Capital, Ltd., a Delaware corporation ("American Capital"), in a cash and stock transaction, which we refer to as the "American Capital Acquisition." We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2016, Ares had approximately 340 investment professionals and approximately 525 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as "eligible portfolio companies" (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP (as defined below) and the SSLP (as defined below), as "non-qualifying assets" should the Staff ultimately disagree with our position.

Co-Investment Programs

    Senior Direct Lending Program

              In December 2015, we established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and a client of Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of June 30, 2016, we and Varagon have agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of June 30, 2016, we agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes. See "Recent Developments" and Note 16 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information on the SDLP.

    Senior Secured Loan Program

              The Company and General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") have co-invested in first lien senior secured loans of middle market companies through an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "the Senior Secured Loan Program") or the SSLP (the "SSLP"). The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of June 30, 2016, the Company and GE had outstanding amounts funded of approximately $7.1 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of June 30, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $94.5 million, which had been approved by the investment committee of the

SSLP as described above. As of June 30, 2016, we had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of June 30, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $14.9 million. As of June 30, 2016, the fair value of the SSLP Certificates held by us was $1.9 billion at fair value (including unrealized depreciation of $38.7 million), which represented approximately 21% of our total portfolio at fair value. As of June 30, 2016, the SSLP had 32 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

Ivy Hill Asset Management, L.P.

              As of June 30, 2016, our portfolio company, IHAM, an SEC-registered investment adviser, managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (such vehicles, the "IHAM Vehicles"). As of June 30, 2016, IHAM had assets under management of approximately $3.5 billion. As of June 30, 2016, Ares Capital had invested approximately $171.0 million (at amortized cost) in IHAM. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2015 for more information about IHAM and Note 14 to our consolidated financial statements for the three and six months ended June 30, 2016 for information related to IHAM's role in the American Capital Acquisition.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals as of March 31, 2016 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members comprised of certain of the U.S.-based partners of the Ares Credit Group and certain partners in the Ares Private Equity Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

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  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

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  We believe that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

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  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

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  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

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  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments.

Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2016, Ares oversaw a portfolio of investments in approximately 1,000 companies, approximately 495 structured assets and approximately 155 properties across over 50 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 15 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

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  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics;

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  businesses and industries with cash flows that are dependable and predictable;

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  management teams with demonstrated track records and appropriate economic incentives;

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  rates of return commensurate with the perceived risks;

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  securities or investments that are structured with appropriate terms and covenants; and

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  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds) ("base management fees"), fees based on our net investment income ("income based fees") and fees based on our net capital gains ("capital gains incentive fees"). See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as our "administration agreement." See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Business—Operating and Regulatory Structure" and "Regulation." In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of us being a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock.

RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments. See "Certain Material U.S. Federal Income Tax Considerations."

ACQUISITION OPPORTUNITIES

              We believe the recent volatility in the credit markets has increased the likelihood of further consolidation in our industry. To that end, we are evaluating (and expect to continue to evaluate in the future) a number of potential strategic opportunities, including acquisitions of:

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  asset portfolios;

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  other private and public finance companies, business development companies and asset managers; and

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  selected secondary market assets.

              In this regard, on May 23, 2016 we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. See "American Capital Acquisition" below for more information.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, other than in connection with the American Capital Acquisition, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

INDEBTEDNESS

              As of June 30, 2016, we had approximately $3.9 billion in aggregate principal amount of total outstanding indebtedness, approximately $2.5 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital, approximately $1.2 billion aggregate principal amount of which was secured indebtedness at the Ares Capital level and approximately $0.2 billion aggregate principal amount of which was secured indebtedness of our consolidated subsidiaries.

              For more information on the Company's debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

AMERICAN CAPITAL ACQUISITION

              On May 23, 2016, we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

              If the American Capital Acquisition is completed, American Capital will become a subsidiary of ARCC and American Capital Asset Management, LLC, a wholly owned portfolio company of American Capital ("ACAM"), will merge with and into ARCC's portfolio company IHAM, with IHAM remaining as the surviving entity in such merger.

Simplified Structure Before the Completion of the American Capital Acquisition

Simplified Structure Following the Completion of the American Capital Acquisition

*
Immediately following the Mergers, American Capital will convert into a Delaware limited liability company and withdraw its election as a BDC.

              If the American Capital Acquisition is completed, the diversification of our investment portfolio is expected to increase by both issuer and industry, with our largest investment (our investment in subordinated certificates of the SSLP) declining from approximately 21% of our total investment portfolio at fair value as of June 30, 2016 to approximately 16% of the combined company's total investment portfolio at fair value on a pro forma basis as of June 30, 2016. Pro forma for the American Capital Acquisition, no other single portfolio company investment would represent greater than 5% of the combined company's total investment portfolio at fair value as of June 30, 2016.

              The following table presents the asset mix of investments and number of portfolio companies for Ares Capital as of June 30, 2016 and pro forma for the combined company as of June 30, 2016:

	Actual Ares Capital	Pro Forma Ares Capital Combined
First Lien Senior Secured Loans	29%	26%
Second Lien Senior Secured Loans	31%	31%
SSLP Subordinated Certificates	21%	16%
Senior Subordinated Debt	8%	9%
Collateralized Loan Obligations (CLOs)	0%	3%
Preferred Equity	4%	4%
Other Equity	7%	11%

	Actual Ares Capital	Pro Forma Ares Capital Combined
Number of Portfolio Companies	214	331

              The following table presents the industrial composition of our portfolio at fair value as of June 30, 2016 and the combined company's portfolio at fair value on a pro forma basis as of June 30, 2016:

Industry	Actual Ares Capital	Pro Forma Ares Capital Combined
Investment Funds and Vehicles	21.7%	20.2%
Healthcare Services	12.5%	11.4%
Other Services	10.0%	7.8%
Consumer Products	8.0%	7.7%
Business Services	6.7%	11.9%
Power Generation	6.7%	5.0%
Manufacturing	5.3%	4.4%
Financial Services	4.2%	7.4%
Restaurants and Food Services	4.2%	3.1%
Education	3.5%	3.1%
Oil and Gas	2.9%	2.1%
Containers and Packaging	2.8%	2.8%
Automotive Services	2.5%	2.5%
Food and Beverage	2.5%	2.3%
Commerical Real Estate Finance	1.1%	1.2%
Other	5.4%	7.1%

Total	100.0%	100.0%

              As of June 30, 2016, we had (i) total assets of approximately $9.2 billion, (ii) total liabilities of approximately $4.0 billion and (iii) a net asset value per share of $16.62. Assuming the American Capital Acquisition was completed as of June 30, 2016, the combined company would have on a pro forma basis as of June 30, 2016 (i) total assets of more than $12.3 billion, (ii) total liabilities of more than $5.4 billion, and (iii) a net asset value per share of $16.25. The information presented in this paragraph and the immediately preceding paragraphs is provided for illustrative purposes only and does not necessarily indicate what the future assets, liabilities, net asset value or asset mix of the combined company will be following the American Capital Acquisition. This pro forma information does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the American Capital Acquisition or any future restructuring or integration expenses related to the American Capital Acquisition. Additionally, this pro forma information does not include any estimated net increase (decrease) in stockholders' equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between June 30, 2016 and the completion of the American Capital Acquisition. The foregoing information should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements and the corresponding notes included elsewhere in this prospectus.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The completion of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals, receipt of certain third party consents and other customary closing conditions.

              We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a more detailed description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

              In connection with the American Capital Acquisition, we entered into an agreement with our investment adviser, dated May 23, 2016, pursuant to which our investment adviser will (i) provide approximately $275 million of cash consideration payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, in each case to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement.

RECENT DEVELOPMENTS

              From July 1, 2016 through July 27, 2016, we made new investment commitments of approximately $469 million, of which $343 million were funded. As discussed further below, included in the $469 million of new investment commitments was our $217 million initial investment commitment in the SDLP Certificates, of which $194 million was funded, to make co-investments with Varagon and its clients in first lien senior secured loans through the SDLP. Overall, of the total new commitments, 46% were in investments in the SDLP Certificates, 21% were in first lien senior secured loans, 19% were in senior subordinated loans, 13% were in second lien senior secured loans and 1% were in other equity securities. Of the approximately $469 million of new investment commitments, 80% were floating rate, 19% were fixed rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 11.7%. We may seek to sell all or a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              In July 2016, we and Varagon and its clients completed the initial funding of the SDLP. As part of the initial funding, pursuant to a forward sale agreement between us and the SDLP, we sold $529 million of investment commitments to the SDLP, including $55 million of unfunded commitments, and recorded no realized gains or losses. Varagon and its clients sold $503 million of investment commitments to the SDLP, including $51 million of unfunded commitments. Immediately following these sales to the SDLP, the funded SDLP portfolio totaled $926 million and was comprised of 10 first lien senior secured loans to U.S. middle-market companies and the unfunded commitments to fund delayed draw loans to certain of its portfolio companies totaled $106 million. To support the acquisition of the initial funded portfolio by the SDLP, clients of Varagon provided $704 million of capital to the SDLP in the form of notes and $28 million in the form of SDLP Certificates, while we provided $194 million of capital in the form of SDLP Certificates. We and a client of Varagon own 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. We estimate that the initial yield on our investment in the SDLP Certificates will be at least 13.5%. Following this initial funding, the SDLP will make first lien senior secured loans directly to U.S. middle-market companies.

              From July 1, 2016 through July 27, 2016, we exited approximately $752 million of investment commitments. Included in the $752 million commitments exited were $529 million of investment commitments sold to the SDLP. Of the total investment commitments, 73% were first lien senior secured loans, 26% were second lien senior secured loans and 1% were senior subordinated loans. Of the approximately $752 million of exited investment commitments, 99% were floating rate and 1% were fixed rate. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 8.1%. On the approximately $752 million of investment commitments exited from July 1, 2016 through July 27, 2016, we recognized total net realized gains of approximately $9 million.

              In addition, as of July 27, 2016, we had an investment backlog and pipeline of approximately $555 million and $525 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our debt securities. In addition, see "Risk Factors" beginning on page 23 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our debt securities.

  •
  The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

  •
  Uncertainty about the financial stability of the United States, China and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

  •
  Our ability to grow depends on our ability to raise capital.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility and a failure to maintain our status as a RIC may subject us to additional corporate-level income taxes.

  •
  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested, subjects us to certain covenants with which we must comply and may increase the risk of investing with us.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable. Additionally, to the extent that we need liquidity and need to sell assets, the lack of liquidity in our investments may adversely affect our business.

  •
  Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Our investments, which are primarily in middle-market companies, may be risky and we could lose all or part of our investment.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our credit ratings may not reflect all risks of an investment in our debt securities.

  •
  We may fail to complete the American Capital Acquisition.

  •
  Completion of the American Capital Acquisition will cause immediate dilution to our stockholders' voting interests in us and may cause immediate dilution to the net asset value per share of our common stock.

  •
  We may be unable to realize the benefits anticipated by the American Capital Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

  •
  Termination of the Merger Agreement could negatively impact us and, under certain circumstances, the Company and American Capital are obligated to pay each other a termination fee upon termination of the Merger Agreement.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

 OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our debt securities on terms to be determined at the time of the offering. We will offer our debt securities at prices and on terms to be set forth in one or more supplements to this prospectus.

              We may offer our debt securities directly to one or more purchasers, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our debt securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our debt securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our debt securities.

              Set forth below is additional information regarding offerings of our debt securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our debt securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data as of and for the six months ended June 30, 2016 and June 30, 2015 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Six Months Ended June 30, 2016 and June 30, 2015 and
As of and For the Years Ended December 31, 2015, 2014, 2013, 2012 and 2011
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Six Months Ended June 30,
			As of and For the Year Ended December 31,
	2016 (Unaudited)	2015 (Unaudited)
			2015	2014	2013	2012	2011
Total Investment Income	$493.3	$502.7	$1,025.4	$989.0	$881.7	$748.0	$634.5
Total Expenses	266.1	266.4	499.8	532.9	437.2	387.9	344.6

Net Investment Income Before Income Taxes	227.2	236.3	525.6	456.1	444.5	360.1	289.9
Income Tax Expense, Including Excise Tax	9.2	6.1	17.8	18.3	14.1	11.2	7.5

Net Investment Income	218.0	230.2	507.8	437.8	430.4	348.9	282.4

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	71.0	16.9	(129.1)	153.2	58.1	159.3	37.1

Net Increase in Stockholders' Equity Resulting from Operations	$289.0	$247.1	$378.7	$591.0	$488.5	$508.2	$319.5

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic	$0.92	$0.79	$1.20	$1.94	$1.83	$2.21	$1.56
Diluted	$0.92	$0.79	$1.20	$1.94	$1.83	$2.21	$1.56
Cash Dividends Declared and Payable(1)	$0.76	$0.81	$1.57	$1.57	$1.57	$1.60	$1.41
Net Asset Value	$16.62	$16.80	$16.46	$16.82	$16.46	$16.04	$15.34
Total Assets(2)	$9,207.6	$9,088.6	$9,506.8	$9,454.3	$8,093.7	$6,360.6	$5,359.7
Total Debt (Carrying Value)(2)	$3,785.4	$3,546.0	$4,113.9	$3,881.0	$2,938.5	$2,155.3	$2,045.9
Total Debt (Principal Amount)	$3,859.6	$3,648.6	$4,196.6	$3,999.3	$3,078.8	$2,293.8	$2,170.5
Total Stockholders' Equity	$5,218.0	$5,282.4	$5,173.3	$5,283.7	$4,904.4	$3,988.3	$3,147.3
Other Data:
Number of Portfolio Companies at Period End(3)	214	207	218	205	193	152	141
Principal Amount of Investments Purchased	$1,016.0	$1,395.4	$3,905.0	$4,534.3	$3,493.2	$3,161.6	$3,239.0
Principal Amount of Investments Sold and Repayments	$1,203.4	$1,830.6	$3,651.3	$3,212.8	$1,801.4	$2,482.9	$2,468.2
Total Return Based on Market Value(4)	5.0%	10.6%	1.3%	(3.3)%	10.5%	23.6%	2.3%
Total Return Based on Net Asset Value(5)	5.5%	4.7%	7.2%	11.8%	11.4%	14.3%	10.5%
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(6):	9.9%	10.6%	10.3%	10.1%	10.4%	11.3%	12.0%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(6):	9.8%	10.6%	10.1%	10.1%	10.4%	11.4%	12.1%

(1)
Includes an additional dividend of $0.05 per share paid in the six months ended June 30, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2014, an additional dividend of $0.05 per share paid in the year ended December 31, 2013 and additional dividends of $0.10 per share in the aggregate paid in the year ended December 31, 2012.

(2)
Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ("ASU") 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
For the six months ended June 30, 2016, the total return based on market value equaled the increase of the ending market value at June 30, 2016 of $14.20 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.76 per share for the six months ended June 30, 2016, divided by the market value at December 31, 2015. For the six months ended June 30, 2015, the total return based on market value equaled the increase of the ending market value at June 30, 2015 of $16.46 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $0.81 per share for the six months ended June 30, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. For the year ended December 31, 2012, the total return based on market value equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011. For the year ended December 31, 2011, the total return based on market value equaled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the six months ended June 30, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.76 per share for the six months ended June 30, 2016, divided by the beginning net asset value for the period. For the six months ended June 30, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.81 per share for the six months ended June 30, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. For the year ended December 31, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012 divided by the beginning net asset value for the period. For the year ended December 31, 2011, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

 SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2016
	Q2	Q1
Total investment income	$245,262	$248,050
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$144,614	$145,614
Income based fees and capital gains incentive fees	$39,350	$32,884
Net investment income before net realized and unrealized gains	$105,264	$112,730
Net realized and unrealized gains	$52,136	$18,811
Net increase in stockholders' equity resulting from operations	$157,400	$131,541
Basic and diluted earnings per common share	$0.50	$0.42
Net asset value per share as of the end of the quarter	$16.62	$16.50

	2015
	Q4	Q3	Q2	Q1
Total investment income	$261,676	$260,948	$249,479	$253,247
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$150,782	$159,691	$145,134	$146,822
Income based fees and capital gains incentive fees	$3,679	$29,214	$36,631	$25,145
Net investment income before net realized and unrealized gains (losses)	$147,103	$130,477	$108,503	$121,677
Net realized and unrealized gains (losses)	$(132,390)	$(13,618)	$38,019	$(21,101)
Net increase in stockholders' equity resulting from operations	$14,713	$116,859	$146,522	$100,576
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$270,917	$253,396	$224,927	$239,719
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166,532	$149,722	$127,699	$141,589
Income based fees and capital gains incentive fees	$38,347	$44,432	$35,708	$29,253
Net investment income before net realized and unrealized gains	$128,185	$105,290	$91,991	$112,336
Net realized and unrealized gains	$25,202	$72,449	$50,840	$4,656
Net increase in stockholders' equity resulting from operations	$153,387	$177,739	$142,831	$116,992
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

        The following tables set forth unaudited pro forma condensed consolidated financial data for the Company and American Capital as a combined company after giving effect to the merger of Orion Acquisition Sub, Inc. ("Acquisition Sub"), a wholly owned subsidiary of the Company, with and into American Capital, with American Capital remaining as the surviving entity in such merger as a wholly owned subsidiary of the Company (the "Merger") and the merger of ACAM with and into IHAM, with IHAM remaining as the surviving entity in such merger (the "ACAM Merger" and together with the Merger, the "Mergers"). The information as of June 30, 2016 is presented as if the Mergers had been completed on June 30, 2016 and after giving effect to the Mortgage Manager Sale (as defined below) and certain other transactions that occurred or are expected to occur subsequent to June 30, 2016 (collectively, the "Other Pro Forma Transactions"). The unaudited pro forma condensed consolidated financial data for the six months ended June 30, 2016 and for the year ended December 31, 2015 are presented as if the Mergers and the Other Pro Forma Transactions had been completed on December 31, 2014. Such unaudited pro forma condensed consolidated financial data is based on the historical financial statements of the Company and American Capital from publicly available information and certain assumptions and adjustments as discussed in Note 3 of the accompanying notes to the pro forma condensed consolidated financial statements in the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements." In the opinion of management, adjustments necessary to reflect the direct effect of these transactions have been made. The merger of Acquisition Sub with and into American Capital will be accounted for under the acquisition method of accounting as provided by ASC 805-50, Business Combinations-Related Issues.

        The unaudited pro forma condensed consolidated financial data should be read together with the respective historical audited and unaudited consolidated financial statements and related notes of American Capital and the Company included in this prospectus. The unaudited pro forma condensed consolidated financial data are presented for illustrative purposes only and do not necessarily indicate what the future operating results or financial position of the combined company will be following completion of the Mergers. The unaudited pro forma condensed consolidated financial data does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Mergers or any future restructuring or integration expenses related to the Mergers. Additionally, the unaudited pro forma condensed consolidated financial data does not include any estimated net increase (decrease) in stockholders' equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between June 30, 2016 and the completion of the Mergers.

        We and American Capital cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition and "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition.

(dollar amounts in millions)

	Pro Forma Ares Capital
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Total Investment Income	$734	$1,580
Total Expenses	360	755

Net Investment Income Before Taxes	374	825

Income Tax Expense, Including Excise Tax	9	18

Net Investment Income	365	807

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	48	(352)

Net Increase in Stockholders' Equity Resulting from Operations	$413	$455

	Actual Ares Capital As of June 30, 2016	Pro Forma Ares Capital As of June 30, 2016
Total Assets	$9,208	$12,384
Total Debt (at Carrying Value)	$3,785	$5,086
Stockholders' Equity	$5,218	$6,904

 UNAUDITED PRO FORMA PER SHARE DATA

        The following selected unaudited consolidated pro forma per share information for the six months ended June 30, 2016 and for the year ended December 31, 2015 is presented as if the Mergers and the Other Pro Forma Transactions had been completed on December 31, 2014. The unaudited pro forma consolidated net asset value per common share outstanding reflects the Mergers and the Other Pro Forma Transactions as if they had been completed on June 30, 2016.

        Such unaudited pro forma consolidated per share information is based on the historical financial statements of the Company and American Capital from publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements." This unaudited pro forma consolidated per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of the Company or American Capital would have been had the Mergers and the Other Pro Forma Transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the combined company following the completion of the Mergers. The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements" and other information included in or incorporated by reference into this prospectus.

        We and American Capital cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition.

	As of and For the Six Months Ended June 30, 2016				For the Year Ended December 31, 2015
	Ares Capital	American Capital	Pro forma Consolidated- Ares Capital	Per Equivalent American Capital(3)	Ares Capital	American Capital	Pro forma Consolidated- Ares Capital	Per Equivalent American Capital(3)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$0.92	$0.12	$0.97	$0.47	$1.20	$(0.70)	$1.07	$0.52
Diluted	$0.92	$0.11	$0.97	$0.47	$1.20	$(0.70)	$1.07	$0.52
Cash Dividends Declared(1)	$0.76	$—	$0.76	$0.37	$1.57	$—	$1.57	$0.76
Net Asset Value per Share(2)	$16.62	$20.77	$16.24	$7.85

(1)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma consolidated cash dividends declared are the dividends per share as declared by the Company.

(2)
The pro forma consolidated net asset value per share is computed by dividing the pro forma consolidated net assets as of June 30, 2016 by the pro forma consolidated number of shares outstanding.

(3)
The American Capital equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated Ares Capital per share amounts by the common stock exchange ratio of 0.483.

RISK FACTORS

              You should carefully consider the risk factors described below, together with all of the other information included in this prospectus and the accompanying prospectus supplement, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our debt securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the trading price, if any, of our debt securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, beginning in the latter half of 2015 and continuing into 2016, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which we participate. In addition, the referendum by British voters to exit the European Union ("E.U.") ("Brexit") in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not continue or worsen in the future.

              Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock at a price below net asset value. Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

              Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

              Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States, China and several countries in the E.U. could have a significant adverse effect on our business, financial condition and results of operations.

              Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch had warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

              In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

              In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. In June 2016, British voters passed a referendum to exit the E.U. leading to heightened volatility in global markets and foreign currencies. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

              In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve's bond-buying program will have on the value of our investments. Additionally, in December 2015, the Federal Reserve raised the federal funds rate. These developments, along with the United States government's credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Credit Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of certain key personnel of the Ares Credit Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate its own or Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares-managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that Ares will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs or limit our access to the capital markets, or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our existing debt obligations as they become due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue senior securities, such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility (each as defined below and together, the "Facilities"), obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of June 30, 2016, our asset coverage calculated in accordance with the Investment Company Act was 234%. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 12, 2017.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of June 30, 2016, we had approximately $1,340.0 million of outstanding borrowings under the Facilities, approximately $25.0 million in aggregate principal amount outstanding of the SBA-guaranteed debentures (the "SBA Debentures"), approximately $732.5 million in aggregate principal amount outstanding of the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below and together, the "Convertible Unsecured Notes") and approximately $1,762.1 million in aggregate principal amount outstanding of the 2018 Notes, the 2020 Notes, the October 2022 Notes and the 2047 Notes (each as defined below and together, the "Unsecured Notes"). In order for us to cover our annual interest payments on our outstanding indebtedness at June 30, 2016, we must achieve annual returns on our June 30, 2016 total assets of at least 1.6%. The weighted average stated interest rate charged on our principal amount of outstanding indebtedness as of June 30, 2016 was 3.9%. We intends to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on our indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources." Our ability to service its debt depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              The Facilities, the SBA Debentures, the Convertible Unsecured Notes and the Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and SBA Debentures, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures require us to comply with certain financial and operational covenants. These covenants may include, among other things:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. Failure to comply with these covenants could result in a default under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes or the SBA Debentures that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders (the "Annual Distribution Requirement"). We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

              To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. Certain provisions of the Code provide some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan or payment in kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure would have a material adverse effect on us and on any investment in us. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to

10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a minimum of 55% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

              Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our financial condition and results of operations, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

              Our investment portfolio includes our investment in the SSLP, which as of June 30, 2016, represented approximately 21% of our total portfolio at fair value. In addition, for the six months ended June 30, 2016, approximately 26% of our total investment income was earned from our investment in the SSLP. The income earned from the SSLP is derived from the interest and fee income earned by the SSLP from its investments in first lien senior secured loans of middle market companies. We provide capital to the SSLP in the form of SSLP Certificates, which had a 10.2% yield at fair value as of June 30, 2016 and are junior in right of payment to the senior notes held by GE in the SSLP. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program." Our return on and repayment of our investment in the SSLP Certificates depends on the performance of the loans in the SSLP's portfolio in the aggregate. Accordingly, any material degradation in the performance of the loans in the SSLP's portfolio in the aggregate would have a negative effect on the yield on our SSLP Certificates and could ultimately result in the loss of some or all of our investment in the SSLP Certificates.

              As discussed in this prospectus, GE sold its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. While GECC has announced its intention to continue to operate the SSLP and to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis, it has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We notified the SSLP on June 9, 2015 of our election to terminate, effective 90 days thereafter, our obligation to present senior secured lending investment opportunities to the SSLP prior to pursuing such opportunities for ourself. We do not anticipate that we will make any investments in the SSLP related to new portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. As a result of these events, we expect that the aggregate SSLP portfolio will decline over time as loans in the program are repaid or exited, and as a result the portion of our earnings attributable to our investment in the SSLP will decline over time as well.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Certain members of our investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Mr. Bennett Rosenthal is required to devote a substantial majority of his business time to the affairs of the Ares Private Equity Group. Similarly, although the professional staff of our investment adviser will devote as much time to the management of the Company as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among the Company, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to the business of the Company but will instead be allocated between the business of the Company and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital and these other investment vehicles managed by Ares or its affiliates.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by investment managers affiliated with Ares or one or more of our controlled affiliates or among the funds they manage.

              We have from time to time sold assets to IHAM and the IHAM Vehicles and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by one or more of our controlled affiliates (including IHAM) or we may purchase assets from vehicles managed by one or more of our controlled affiliates. In addition, vehicles managed by one or more of our controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by one of our controlled affiliates.

              We pay a base management fee, an income based fee and a capital gains incentive fee to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments.

              The income based fees payable by us to our investment adviser that relate to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually receive.

              In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement with our administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

              Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts; and

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  cyber-attacks.

              These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

              A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by Ares Management and third-party service providers. Ares Management has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Ineffective internal controls could impact our business and operating results.

              Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

Changes in laws or regulations governing our operations or the operations of our portfolio companies or our SBIC subsidiary, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Although the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of our investment adviser's duties or obligations under the investment advisory and management agreement or otherwise as an investment adviser for the Company, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's fee structure may induce it to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

              Our investment adviser is entitled to income based fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting any income based fee and capital gains incentive fees and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for income based fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser income based fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any such deferred fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of income based fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of income based fees it received that was based on accrued income that we never receive as a result of a default on the obligation that resulted in the accrual of such income.

Our SBIC subsidiary is subject to SBA regulations.

              Our wholly owned subsidiary, Ares Venture Finance, L.P. ("AVF LP"), is a licensed Small Business Investment Company ("SBIC") and is regulated by the Small Business Administration ("SBA"). As of June 30, 2016, AVF LP held approximately $74.8 million in assets and accounted for approximately 0.87% of our total assets. AVF LP obtains leverage by issuing the SBA Debentures. As of June 30, 2016, AVF LP had approximately $25 million in aggregate principal amount of the SBA Debentures outstanding.

              If AVF LP fails to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit AVF LP's use of SBA Debentures, declare outstanding SBA Debentures immediately due and payable, and/or limit AVF LP from making new investments. In addition, the SBA could revoke or suspend AVF LP's license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958, as amended (the "Small Business Investment Act") or any rule or regulation promulgated thereunder. AVF LP's status as an SBIC does not automatically assure that it will receive SBA Debenture funding. Receipt of SBA leverage funding is dependent upon whether AVF LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by AVF LP. For more information on SBA Debentures or the SBA regulations to which AVF LP is subject, see "Regulation—SBA Regulation."

              We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, which includes taxable income from AVF LP. AVF LP may be limited by SBA regulations from making certain distributions to us that may be necessary to timely make distributions to stockholders and to maintain our status as a RIC. Compliance with the SBA regulations may cause us to fail to qualify as a RIC and consequently result in the imposition of additional corporate-level income taxes on us. Noncompliance with the SBA regulations may result in adverse consequences for AVF LP as described above.

We may fail to complete the American Capital Acquisition.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The completion of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, our stockholder approval, required regulatory approvals, receipt of certain third party consents and other customary closing conditions. We intend to complete the American Capital Acquisition as soon as possible; however, we cannot assure you that the conditions required to complete the American Capital Acquisition will be satisfied or waived on the anticipated schedule, or at all. If the American Capital Acquisition is not completed, we will have incurred substantial expenses for which no ultimate benefit will have been received. See "Risk Factors—Risks Relating to the American Capital Acquisition—If the American Capital Acquisition does not close, we won't benefit from the expenses incurred in its pursuit." In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, American Capital or the Company may be required to pay the other party a termination fee of $140 million. See "Risk Factors—Risks Relating to the American Capital Acquisition—Under certain circumstances, American Capital and the Company are obligated to pay each other a termination fee upon termination of the Merger Agreement." See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed. Any investment decision you make should be made with the understanding that the completion of the American Capital Acquisition may not happen as scheduled, or at all.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse effect on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on our portfolio company and, in turn, on us;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

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  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

              We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio companies' success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's fee structure may induce it to make certain investments, including speculative investments.

              The fees payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which income based fees payable to our investment adviser are determined, which are calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the capital gains incentive fee based, in part, upon net capital gains realized on our investments. Unlike income based fees, there is no hurdle rate applicable to the capital gains incentive fee. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The income based fees will be computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income based fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the fees it received that were based on such accrued interest that we never actually received.

              Because of the structure of the income based fees, it is possible that we may have to pay income based fees in a quarter during which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fees even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, our investment adviser may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive income based fees.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S.

companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

There is a risk that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of the Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

              The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the ratings assigned by national statistical ratings agencies;

  •
  the general economic environment;

  •
  the supply of such debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

RISKS RELATING TO THE AMERICAN CAPITAL ACQUISITION

Completion of the American Capital Acquisition will cause immediate dilution to our stockholders' voting interests in us and may cause immediate dilution to the net asset value per share of our common stock.

              Upon completion of the American Capital Acquisition, each share of American Capital Common Stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will be converted into the right to receive, in accordance with the Merger Agreement, certain cash consideration as well as stock consideration from us at the exchange ratio of 0.483 shares of common stock, par value $0.001 per share, of our common stock (the "Exchange Ratio"). The Exchange Ratio of 0.483 of a share of our common stock for each share of American Capital Common Stock was fixed on May 23, 2016, the date of the signing of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of our or American Capital Common Stock before the closing of the American Capital Acquisition. Based on the number of shares of American Capital Common Stock outstanding on the date of the Merger Agreement, this would result in approximately 110.8 million of our shares being exchanged for approximately 229.3 million outstanding American Capital shares, subject to adjustment in certain limited circumstances. If the American Capital Acquisition is completed, based on the number of our common shares issued and outstanding on the date hereof, our stockholders will own approximately 74% of the combined company's outstanding common stock and American Capital stockholders will own approximately 26% of the combined company's outstanding common stock. Consequently, our stockholders should expect to exercise less influence over the management and policies of the combined company following the American Capital Acquisition than they currently exercise over our management and policies.

              Any change in the market price of our common stock prior to completion of the American Capital Acquisition will affect the value of the stock portion of the American Capital Acquisition consideration that holders of American Capital Common Stock will receive upon completion of the American Capital Acquisition. The conversion of shares of American Capital Common Stock into shares of our common stock may result in the issuance of shares of our common stock at a price below our net asset value per share, which would result in dilution to the net asset value per share of our common stock.

              We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American

Capital Acquisition and "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition."

We may be unable to realize the benefits anticipated by the American Capital Acquisition and subsequent combination, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

              The realization of certain benefits anticipated as a result of the American Capital Acquisition will depend in part on the integration of American Capital's investment portfolio with our investment portfolio and the integration of American Capital's business with our investment portfolio or business. There can be no assurance that American Capital's investment portfolio or business can be operated profitably or integrated successfully into ours in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the Company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of American Capital's investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

              In connection with the American Capital Acquisition, our investment adviser has agreed to (1) provide approximately $275 million of cash consideration, or $1.20 per share of American Capital Common Stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at the effective time of the Mergers and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (A) $10 million of the income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

              We also expect to achieve certain cost savings and synergies from the American Capital Acquisition when the two companies have fully integrated their portfolios. It is possible that our estimates of the potential cost savings and synergies could turn out to be incorrect. If the estimates turn out to be incorrect or we are not able to successfully combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized or realized at all or may take longer to realize than expected.

American Capital's and our inability to obtain consents with respect to certain certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of such funds as of March 31, 2016 could delay or prevent the completion of the American Capital Acquisition.

              Under the Merger Agreement, American Capital's and our obligation to complete the American Capital Acquisition is subject to the prior receipt of consents required to be obtained from certain investment funds managed by ACAM, with respect to aggregate assets under management of such consenting funds representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016 and approvals and consents required to be obtained from other third parties. Although American Capital and we expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, if they are not, the closing of the American Capital Acquisition could be significantly delayed or the American Capital Acquisition may not occur at all.

The American Capital Acquisition may trigger certain "change of control" provisions and other restrictions in contracts of American Capital, the Company or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

              Certain agreements of American Capital and the Company or their affiliates, including with respect to certain funds managed by ACAM and its affiliates, will or may require the consent or waiver of one or more counter-parties in connection with the American Capital Acquisition. The failure to obtain any such consent or waiver may permit such counter-parties to terminate, or otherwise increase their rights or the combined company's obligations under, any such agreement because the American Capital Acquisition may violate an anti-assignment, change of control or other provision relating to any of such transactions. If this happens, we may have to seek to replace such an agreement with a new agreement or seek an amendment to such agreement. American Capital and the Company cannot assure you that we will be able to replace or amend any such agreement on comparable terms or at all.

              If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the American Capital Acquisition, including preventing the Company from operating a material part of American Capital's business.

              In addition, the completion of the American Capital Acquisition may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under agreements of American Capital or the Company. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the American Capital Acquisition.

Litigation filed against American Capital's board of directors could prevent or delay the completion of the American Capital Acquisition or result in the payment of damages following completion of the American Capital Acquisition.

              American Capital and we are aware that a consolidated putative shareholder class action has been filed by stockholders of American Capital challenging the American Capital Acquisition. The action asserts claims against the members of American Capital's board of directors alleging that the Merger Agreement is the product of a flawed sales process and that American Capital's directors breached their fiduciary duties by facilitating the acquisition of American Capital by the Company for inadequate consideration and agreeing to lock up the American Capital Acquisition with deal protection devices that preclude other bidders from making a successful competing offer for American Capital. The action demands, among other things, the enjoining of a shareholder vote on the merger and the rescinding of the American Capital Acquisition or any part thereof that has already been implemented. In the event that the proposed American Capital Acquisition is completed, the complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty. This legal proceeding could delay or prevent the American Capital Acquisition from becoming effective within the agreed upon timeframe or at all, and, if the American Capital Acquisition is completed, may be material to the results of operations, cash flows or financial condition of the combined company. It is possible that third parties could try to seek to impose liability against the combined company in connection with this matter or other potential legal proceedings.

Termination of the Merger Agreement could negatively impact us.

              If the Merger Agreement is terminated, there may be various consequences, including:

  •
  our business may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the American Capital Acquisition, without realizing any of the anticipated benefits of completing the American Capital Acquisition;

  •
  the market price of our common stock might decline to the extent that the market price prior to termination reflects a market assumption that the American Capital Acquisition will be completed; and

  •
  the payment of any reverse termination fee, if required under the circumstances, could adversely affect our financial condition and liquidity.

Under certain circumstances, American Capital and the Company are obligated to pay each other a termination fee upon termination of the Merger Agreement.

              No assurance can be given that the American Capital Acquisition will be completed. The Merger Agreement provides for the payment by American Capital to us of a termination fee of $140 million if the Merger Agreement is terminated by American Capital or us under certain circumstances. If American Capital stockholders do not adopt the Merger Agreement and the Merger Agreement is terminated, American Capital will be required to reimburse us for our expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by American Capital to us. In addition, the Merger Agreement provides for a payment by us to American Capital of a reverse termination fee of $140 million under certain other circumstances. If the issuance of the shares of our common stock to be issued pursuant to the Merger Agreement (including, if applicable, at a price below its then current net asset value per share) does not receive required stockholder and other Investment Company Act approvals, if any, and the Merger Agreement is terminated, we will be required to reimburse American Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by us to American Capital.

The market price of our common stock after the completion of the American Capital Acquisition may be affected by factors different from those affecting American Capital Common Stock or our common stock currently.

              Our business differs from that of American Capital in some respects and, accordingly, the results of operations of the combined company and the market price of our common stock after the completion of the American Capital Acquisition may be affected by factors different from those currently affecting our results of operations or American Capital's results of operations prior to the completion of the American Capital Acquisition.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  the American Capital Acquisition;

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing our operations or the operations of our portfolio companies or the operations of our competitors;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties, including parties to our co-investment programs;

  •
  the general economy and its impact on the industries in which we invest;

  •
  uncertainty surrounding the financial stability of the U.S., the EU and China;

  •
  the social, geopolitical, financial, trade and legal implications of Brexit;

  •
  Middle East turmoil and the potential for fluctuating energy prices and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and the other information included in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        Under the Merger Agreement, subject to the completion of the Mergers, American Capital stockholders will receive approximately $1.47 billion in cash from us, or $6.41 per share, plus 0.483 shares of Ares Capital common stock for each share of American Capital common stock, resulting in approximately 111.0 million shares of Ares Capital common stock issued in exchange for approximately 229.9 million shares of American Capital common stock. The purchase price is approximately $3.2 billion in total cash and stock consideration from us which is based upon a closing price of $15.14 per share of Ares Capital common stock as of July 31, 2016 and an implied value per share of American Capital common stock of $13.72. Additionally as part of the total merger consideration received by American Capital stockholders, Ares Capital Management will provide approximately $275 million of cash, or $1.20 per fully diluted share, to American Capital stockholders at closing. Separately, upon completion of the Mergers, each share of American Capital common stock will also be entitled to receive $2.45 per share in cash (representing an aggregate amount of approximately $563 million), which amount represents the per share cash consideration to be paid to American Capital as a result of the completion of the Mortgage Manager Sale, which was completed on July 1, 2016. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both American Capital and the Company, which are included elsewhere in this prospectus. See "Index to Financial Statements."

        The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Mergers on our financial position and results of operations based upon our and American Capital's respective historical financial positions and results of operations under the acquisition method of accounting with the Company treated as the acquirer.

        In accordance with GAAP, the acquired assets and assumed liabilities of American Capital will be recorded by us at their estimated fair values as of the effective time. The unaudited pro forma condensed consolidated financial information of the Company and American Capital reflects the unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 and the unaudited pro forma condensed consolidated income statements for the six months ended June 30, 2016 and the year ended December 31, 2015. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 assumes the Mergers and the Other Pro Forma Transactions had been completed on June 30, 2016. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2016 and the year ended December 31, 2015 assumes the Mergers and the Other Pro Forma Transactions had been completed on December 31, 2014.

        The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers and the Other Pro Forma Transactions been completed at the beginning of the applicable period presented, nor the impact of potential expense efficiencies of the Mergers, certain potential asset dispositions and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Mergers and the Other Pro Forma Transactions. Additionally, the unaudited pro forma condensed consolidated financial data does not include any estimated net increase (decrease) in stockholders' equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between June 30, 2016 and the completion of the Mergers.

        We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition and "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2016
Unaudited
(in millions, except share and per share data)

	Actual Ares Capital	Adjusted American Capital(A)	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Assets and Liabilities Data:
Investments, at fair value	$8,900	$3,291	$(181)	(B)	$12,010
Cash and cash equivalents	126	896	(724)	(B)	87
			(1,474)	(C)
			1,263	(D)
Other assets	182	345	(245)	(B)	287
			5	(D)

Total assets	$9,208	$4,532	$(1,356)		$12,384

Debt	$3,785	$—	$1,301	(D)	$5,086
Other liabilities	205	124	71	(B)	394
			(6)	(D)

Total liabilities	3,990	124	1,366		5,480
Stockholders' equity	5,218	4,408	(1,221)	(B)	6,904
			(1,474)	(C)
			(27)	(D)

Total liabilities and stockholders' equity	$9,208	$4,532	$(1,356)		$12,384

Total shares outstanding	313,954,008	216,066,309	111,053,353		425,007,361

Net assets per share	$16.62	$20.40			$16.24

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2016
Unaudited
(in millions, except share and per share data)

	Actual Ares Capital	Actual American Capital	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Performance Data:
Interest and dividend income	$448	$270	$(57)	(E)	$661
Fees and other income	45	34	(6)	(E)	73

Total investment income	493	304	(63)		734
Interest and credit facility fees	96	30	(21)	(F)	122
			17	(F)
Base management fees	69	4	24	(G)	97
Income based fees	58	—	(4)	(H)	54
Capital gains incentive fees	14	—	—	(H)	14
Other expenses	29	105	(61)	(I)	73	(L)

Total expenses	266	139	(45)		360

Net investment income before taxes	227	165	(18)		374

Income taxes	9	45	(45)	(J)	9

Net investment income	218	120	27		365

Net realized gains	58	103	(16)	(J)	145
Net unrealized gains (losses)	13	(197)	139	(E)	(97)
			(52)	(J)

Net realized and unrealized gains (losses)	71	(94)	71		48

Net increase in stockholders' equity	$289	$26	$98		$413

Weighted average shares outstanding	314,123,517	225,817,418	111,053,353	(K)	425,176,870

Earnings per share	$0.92	$0.12			$0.97

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015
Unaudited
(in millions, except share and per share data)

	Actual Ares Capital	Actual American Capital	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Performance Data:
Interest and dividend income	$891	$607	$(108)	(E)	$1,390
Fees and other income	134	64	(8)	(E)	190

Total investment income	1,025	671	(116)		1,580
Interest and credit facility fees	227	79	(43)	(F)	297
			34	(F)
Base management fees	134	13	76	(G)	223
Income based fees	121	—	(15)	(H)	106
Capital gains incentive fees	(27)	—	—	(H)	(27)
Other expenses	44	201	(89)	(I)	156	(L)

Total expenses	499	293	(37)		755

Net investment income before taxes	526	378	(79)		825

Income taxes	18	125	(125)	(J)	18

Net investment income	508	253	46		807

Net realized gains (losses)	128	(627)	(64)	(J)	(563)
Net unrealized gains (losses)	(246)	187	162	(E)	221
			118	(J)

Net realized and unrealized losses	(118)	(440)	216		(342)
Loss on extinguishment of debt	(10)	—	—		(10)

Net increase (decrease) in stockholders' equity	$380	$(187)	$262		$455

Weighted average shares outstanding	314,375,099	267,192,057	111,053,353	(K)	425,428,452

Earnings (loss) per share	$1.20	$(0.70)			$1.07

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Ares Capital Corporation and Subsidiaries

Pro Forma Schedule of Investments
Unaudited
As of June 30, 2016
(Dollar Amounts in Millions)

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Investment Funds and Vehicles
ACAS CLO 2007-1, Ltd.	Investment company	Secured notes (due 4/21)			$8.4	$8.3	$8.4	$8.3
	Investment company	Subordinated notes (due 4/21)			12.7	11.3	12.7	11.3

ACAS Wachovia Investments, L.P.(4)	Investment partnership	Partnership interest			1.8	0.4	1.8	0.4

Apidos CLO XVIII, Ltd.	Investment company	Subordinated notes (due 7/26)			31.7	20.4	31.7	20.4

Apidos CLO XXI	Investment company	Subordinated notes (due 6/27)			10.7	9.5	10.7	9.5

Ares IIIR/IVR CLO Ltd.	Investment company	Subordinated notes (due 4/21)			11.1	3.4	11.1	3.4

Babson CLO Ltd. 2006-II	Investment company	Income notes (due 10/20)			2.7	—	2.7	—

Babson CLO Ltd. 2013-II	Investment company	Income notes (due 1/25)			3.6	2.9	3.6	2.9

Babson CLO Ltd. 2014-I	Investment company	Subordinated notes (due 7/25)			6.0	4.0	6.0	4.0

Babson CLO Ltd. 2014-II	Investment company	Subordinated notes (due 9/26)			19.2	8.9	19.2	8.9

Blue Hill CLO, Ltd.	Investment company	Subordinated notes (due 1/26)			17.1	7.8	17.1	7.8

Blue Wolf Capital Fund II, L.P.	Investment partnership	Limited partnership interest			9.0	8.6	9.0	8.6

Carlyle Global Market Strategies CLO 2013-3, Ltd.	Investment company	Subordinated notes (due 7/25)			3.3	2.9	3.3	2.9

Carlyle Global Market Strategies CLO 2015-3, Ltd.	Investment company	Subordinated notes (due 7/28)			23.8	21.3	23.8	21.3

Cent CDO 12 Limited	Investment company	Income notes (due 11/20)			14.2	26.8	14.2	26.8

Cent CLO 22 Limited	Investment company	Subordinated notes (due 11/26)			35.5	16.8	35.5	16.8

Cent CLO 24 Limited	Investment company	Subordinated notes (due 10/26)			23.9	18.3	23.9	18.3

Centurion CDO 8 Limited	Investment company	Subordinated notes (due 3/17)			0.2	—	0.2	—

CoLTs 2005-1 Ltd.	Investment company	Preference shares (360 shares, due 12/16)			1.7	0.1	1.7	0.1

CoLTs 2005-2 Ltd.	Investment company	Preference shares (34,170,000 shares, due 12/18)			11.0	0.6	11.0	0.6

Covestia Capital Partners, LP	Investment partnership	Limited partnership interest	$0.5	$1.9			0.5	1.9

CREST Exeter Street Solar 2004-1	Investment company	Preferred securities (3,500,000 shares, due 6/39)			3.2	—	3.2	—

Dryden 40 Senior Loan Fund	Investment company	Subordinated notes (due 8/28)			8.1	7.1	8.1	7.1

Eaton Vance CDO X plc	Investment company	Secured subordinated notes (due 2/27)			11.1	5.0	11.1	5.0

European Capital Private Debt LP(4)	Investment partnership	Partnership interest			97.7	102.2	97.7	102.2

European Capital UK SME Debt LP(4)	Investment partnership	Partnership interest			11.5	11.4	11.5	11.4

Flagship CLO V	Investment company	Deferrable notes (due 9/19)			1.5	1.7	1.5	1.7
		Subordinated securities (15,000 shares, due 9/19)			7.0	0.6	7.0	0.6

GoldenTree Loan Opportunities VII, Limited	Investment company	Subordinated notes (due 4/25)			29.6	21.4	29.6	21.4

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Halcyon Loan Advisors Funding 2014-1 Ltd.	Investment company	Subordinated notes (due 2/26)			0.9	0.4	0.9	0.4

Halcyon Loan Advisors Funding 2015-2, Ltd.	Investment company	Subordinated notes (due 7/27)			18.5	15.2	18.5	15.2

HCI Equity, LLC(4)	Investment company	Member interest	—	0.1			—	0.1

Herbert Park B.V.	Investment company	Subordinated notes (due 10/26)			25.4	18.7	25.4	18.7

Imperial Capital Private Opportunities, LP	Investment partnership	Limited partnership interest	4.1	15.4			4.1	15.4

LightPoint CLO IV, LTD	Investment company	Income notes (due 4/18)			3.6	—	3.6	—

LightPoint CLO VII, Ltd.	Investment company	Subordinated notes (due 5/21)			2.5	1.4	2.5	1.4

Madison Park Funding XII, Ltd.	Investment company	Subordinated notes (due 7/26)			8.1	6.7	8.1	6.7

Madison Park Funding XIII, Ltd.	Investment company	Subordinated notes (due 1/25)			24.2	19.2	24.2	19.2

Montgomery Lane, LLC(4)	Holding company for RMBS securities	Common membership units (100 units)			—	3.8	—	3.8

NYLIM Flatiron CLO 2006-1 LTD.	Investment company	Subordinated securities (10,000 shares, due 8/20)			4.4	2.7	4.4	2.7

Och Ziff Loan Management XIII, Ltd.	Investment company	Subordinated notes (due 7/27)			13.1	12.0	13.1	12.0

Octagon Investment Partners XIX, Ltd.	Investment company	Subordinated notes (due 4/26)			17.7	13.2	17.7	13.2

Octagon Investment Partners XVIII, Ltd.	Investment company	Subordinated notes (due 12/24)			12.0	8.3	12.0	8.3

OHA Credit Partners XI, Ltd.	Investment company	Subordinated notes (due 10/28)			30.4	27.3	30.4	27.3

Partnership Capital Growth Fund I, L.P.	Investment partnership	Limited partnership interest	—	0.4			—	0.4

Partnership Capital Growth Investors III, L.P.	Investment partnership	Limited partnership interest	2.5	2.7			2.5	2.7

PCG-Ares Sidecar Investment II, L.P.	Investment partnership	Limited partnership interest	6.6	10.3			6.6	10.3

PCG-Ares Sidecar Investment, L.P.	Investment partnership	Limited partnership interest	2.2	1.6			2.2	1.6

Piper Jaffray Merchant Banking Fund I, L.P.	Investment partnership	Limited partnership interest	1.6	1.8			1.6	1.8

Qualium I	Investment company/parternship	Common stock (249,414 shares)			5.3	5.0	5.3	5.0

Sapphire Valley CDO I, Ltd.	Investment company	Subordinated notes (due 12/22)			18.7	10.0	18.7	10.0

Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates (due 12/24)	1,938.4	1,899.8			1,938.4	1,899.8
		Member interest (87.5% interest)	—	—			—	—

THL Credit Wind River 2014-2 CLO Ltd.	Investment company	Income notes (due 7/26)			9.6	8.2	9.6	8.2

Vitesse CLO, Ltd.	Investment company	Preferred securities (20,000,000 shares, due 8/20)			11.9	—	11.9	—

Voya CLO 2014-4, Ltd.	Investment company	Subordinated notes (due 10/26)			22.3	16.5	22.3	16.5

VSC Investors LLC	Investment company	Membership interest	0.3	1.1			0.3	1.1

Total			1,956.2	1,935.1	645.9	490.3	2,602.1	2,425.4

Business Services
2329497 Ontario Inc.	Outsourced data center infrastructure and related services provider	Junior secured loan (10.5%, due 6/19)	43.0	29.5			43.0	29.5

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Accruent, LLC and Athena Parent, Inc.	Real estate and facilities management software provider	Junior secured loan (10.8%, due 11/22)	42.5	42.5			42.5	42.5
		Common stock (3,000 shares)	3.0	3.0			3.0	3.0

BeyondTrust Software, Inc.	Provider of privileged account management and vulnerability management software solutions	Senior secured loan (8.0%, due 9/19)			29.6	28.7	29.6	28.7

Blue Topco GmbH(4)	Web sheet and sheet fed printing facilities	Senior secured loan (5.0%, due 6/19)(2)			2.4	2.3	2.4	2.3
		Senior subordinated loan (due 6/19)(3)			7.1	8.2	7.1	8.2

BluePay Processing, LLC	Technology-enabled payment processing solutions provider	Junior secured loan (9.5%, due 8/22)			32.8	32.8	32.8	32.8

Brandtone Holdings Limited	Mobile communications and marketing services provider	Senior secured loan (9.5%, due 11/18)	4.7	4.6			4.7	4.6
		Senior secured loan (9.5%, due 1/19)	3.1	3.0			3.1	3.0
		Warrant to purchase up to 184,003 units of Series Three participating convertible preferred shares	—	—			—	—

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Junior secured loan (10.5%, due 5/18)	2.8	2.8			2.8	2.8
		Junior secured loan (10.5%, due 9/18)	1.6	1.6			1.6	1.6
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock	—	—			—	—

Cast & Crew Payroll, LLC	Payroll and accounting services provider to the entertainment industry	Junior secured loan (8.8%, due 8/23)			35.7	33.8	35.7	33.8

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)	2.5	5.5			2.5	5.5

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)	—	—			—	—

Columbo TopCo Limited(4)	Outsourced compliance consulting and software provider	Common stock (745,352 shares)			1.0	—	1.0	—
		Redeemable preferred stock (34,028,135 shares)			71.9	43.0	71.9	43.0

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Junior secured loan (9.3%, due 8/20)	10.0	10.0			10.0	10.0
		Junior secured loan (9.3%, due 8/20)	11.5	11.5			11.5	11.5
		Junior secured loan (9.3%, due 8/20)	26.5	26.5			26.5	26.5
		Senior subordinated loan (14.0%, due 8/21)(2)	21.8	21.8			21.8	21.8

Compusearch Software Systems, Inc.	E-procurement and contract management solutions for the Federal marketplace	Junior secured loan (9.8%, due 11/21)			51.0	51.0	51.0	51.0

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)	2.3	2.1			2.3	2.1
		Class B-1 common stock (4,132 units)	0.5	0.4			0.5	0.4
		Class C-1 common stock (4,132 units)	0.3	0.3			0.3	0.3
		Class A-2 common stock (4,132 units)	—	—			—	—
		Class B-2 common stock (4,132 units)	—	—			—	—
		Class C-2 common stock (4,132 units)	—	—			—	—

Convergint Technologies, LLC	Service-based integrator of Electronic Security, Fire Alarm & Life Safety, Healthcare Technologies, Communications and Building Automation	Junior secured loan (9.0%, due 12/17-12/20)			94.0	94.0	94.0	94.0

Datapipe, Inc.	Provider of outsourced IT solutions	Junior secured loan (8.5%, due 9/19)			29.2	29.0	29.2	29.0

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	Senior secured loan (10.3%, due 4/18)	1.9	2.0			1.9	2.0
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock	—	—			—	—

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	Senior secured loan (5.8%, due 8/20)	1.0	1.0			1.0	1.0
		Class A common stock (7,500 shares)	7.5	3.6			7.5	3.6
		Class B common stock (7,500 shares)	—	3.6			—	3.6

Electronic Warfare Associates, Inc.	Provider of electronic warfare, cyber security and advanced commercial test tools systems	Warrant to purchase 863,887 shares of common stock			0.8	0.9	0.8	0.9
		Senior secured loan (12.0%, due 2/19)			15.0	15.3	15.0	15.3

EN Engineering, L.L.C.	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	Senior secured loan (7.0%, due 6/21)	—	—			—	—
		Senior secured loan (8.5%, due 6/21)	4.6	4.6			4.6	4.6
		Senior secured loan (7.0%, due 6/21)	22.1	22.3			22.1	22.3

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)	Wholesaler of cloud-based software applications and services	Senior secured loan (9.8%, due 12/19)	3.0	3.0			3.0	3.0
		Senior secured loan (9.8%, due 5/19)	3.8	3.9			3.8	3.9
		Warrant to purchase up to 1,481 shares of Series A preferred stock	—	0.1			—	0.1
		Warrant to purchase up to 2,037 shares of Series A preferred stock	0.1	0.1			0.1	0.1

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Financière Tarmac S.A.S.(4)	Provider of health & safety services for multi-unit residential buildings	Common stock (4,987,267 shares)			23.2	6.8	23.2	6.8
		Redeemable preferred stock (31,303,601 shares)			32.3	34.7	32.3	34.7

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock	—	—			—	—

Flexera Software LLC	Provider of software used to deploy and tack the usage of software applications	Junior secured loan (8.0%, due 4/21)			5.0	4.8	5.0	4.8

GTCR Valor Companies, Inc.	Provider of public relations software	Junior secured loan (10.5%, due 6/24)			97.3	97.3	97.3	97.3

Holding Saint Augustine S.A.S.(4)	Provider of outsourced services to industrial customers	Senior secured loan (due 9/19)			4.4	—	4.4	—

Hyland Software, Inc.	Provider of ECM software, serving small and medium size organizations	Junior secured loan (8.3%, due 7/23)			10.0	9.7	10.0	9.7

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Junior secured loan (9.5%, due 3/19)	19.7	20.1			19.7	20.1
		Warrant to purchase up to 385,616 shares of Series D preferred stock	—	—			—	—

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock	0.1	0.1			0.1	0.1

Infogix Parent Corporation	Provides data integrity, analytics, and visibility solutions	Senior secured loan (7.8%, due 12/21)			88.4	88.2	88.4	88.2
		Redeemable preferred stock (2,475 shares)			2.6	2.6	2.6	2.6

Inmar, Inc.	Provides technology-driven logistics management solutions in the consumer goods and healthcare markets	Junior secured loan (8.0%, due 1/22)			19.8	18.5	19.8	18.5

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Junior secured loan (9.9%, due 7/19)	2.2	2.5			2.2	2.5
		Junior secured loan (9.9%, due 7/19)	22.2	22.5			22.2	22.5
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock	0.3	0.3			0.3	0.3

iParadigms, LLC	Provider of anti-plagiarism software to the education industry	Junior secured loan (8.3%, due 7/22)			39.3	35.7	39.3	35.7

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.	Provider of SaaS-based software solutions to the insurance and financial services industry	Senior secured loan (8.3%, due 8/22)	11.9	11.9			11.9	11.9
		Senior secured loan (8.3%, due 8/22)	44.7	44.7			44.7	44.7
		Senior secured loan (8.3%, due 8/22)	14.9	14.9			14.9	14.9
		Preferred stock (1,485 shares)	1.5	2.5			1.5	2.5
		Common stock (647,542 shares)	—	—			—	—

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Iron Bow Technologies, LLC	Provider of information technology solutions	Junior secured loan (13.2%, due 2/21)(2)			15.2	15.2	15.2	15.2

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock	0.2	0.2			0.2	0.2

ISS Compressors Industries, Inc., ISS Valves Industries, Inc., ISS Motors Industries, Inc., ISS Machining Industries, Inc., and ISS Specialty Services Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	Senior secured loan (7.0%, due 6/18)	32.6	32.6			32.6	32.6
		Senior secured loan (7.0%, due 6/18)	6.2	6.2			6.2	6.2

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)	1.0	1.1			1.0	1.1

Landslide Holdings, Inc.	Software for IT departments and systems management	Junior secured loan (8.3%, due 2/21)			9.0	8.8	9.0	8.8

LLSC Holdings Corporation(4)	Provider of in-store marketing services to retailers and marketers of consumer products	Convertible preferred stock (9,000 shares)			10.8	17.7	10.8	17.7

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)	2.2	2.5			2.2	2.5
		Common stock (16,251 shares)	2.2	2.7			2.2	2.7

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock	—	—			—	—

Miles 33 Limited(4)	Supplier of computer software to the publishing sector	Senior secured loan (5.3%, due 12/17-9/18)(2)			6.8	6.8	6.8	6.8
		Senior subordinated loan (due 9/21)(3)			13.0	13.0	13.0	13.0
		Redeemable preferred stock			1.2	—	1.2	—

Ministry Brands, LLC and MB Parent Holdings, LLC	Software and payment services provider to faith-based institutions	Senior secured loan (10.8%, due 11/21)	48.6	48.9			48.6	48.9
		Senior secured loan (10.8%, due 11/21)	25.0	25.0			25.0	25.0
		Class A common units (2,130,772 units)	2.1	2.4			2.1	2.4

Mitchell International, Inc.	Provider of information services and technology solutions for the automobile insurance claims industry	Junior secured loan (8.5%, due 10/21)			16.9	15.8	16.9	15.8

MVL Group, Inc.(4)	Marketing research provider	Senior subordinated loan (due 7/12)(3)	0.2	0.2			0.2	0.2
		Common stock (560,716 shares)	—	—			—	—

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Junior secured loan (9.8%, due 12/21)	24.1	22.7			24.1	22.7

Novetta Solutions, LLC	A provider of threat and fraud analytics software and solutions	Senior secured loan (6.0%, due 10/22)			12.8	12.5	12.8	12.5
		Junior secured loan (9.5%, due 10/23)			30.7	29.1	30.7	29.1

Park Place Technologies, LLC	Provider of third party maintenance services to the server and storage markets.	Junior secured loan (10.0%, due 12/22)			41.5	41.5	41.5	41.5

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
PayNearMe, Inc.	Electronic cash payment system provider	Senior secured loan (9.5%, due 9/19)	9.6	9.9			9.6	9.9
		Common stock (100 shares)	—	—			—	—
		Warrant to purchase up to 195,726 shares of Series E preferred stock	0.2	0.2			0.2	0.2

PHL Investors, Inc., and PHL Holding Co.(4)	Mortgage services	Class A common stock (576 shares)	3.8	—			3.8	—

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	Senior secured loan (due 7/19)(3)	4.7	2.5			4.7	2.5
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock	0.1	—			0.1	—

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Junior secured loan (10.8%, due 2/23)	29.8	30.0			29.8	30.0
		Junior secured loan (10.8%, due 2/23)	49.6	50.0			49.6	50.0
		Class A common stock (1,980 shares)	2.0	—			2.0	—
		Class B common stock (989,011 shares)	—	3.0			—	3.0

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)	1.0	1.4			1.0	1.4

Project Silverback Holdings Corp.	Management software solution offering	Common stock (308,224 shares)			—	0.4	—	0.4
		Convertible preferred stock (743 shares)			0.9	0.9	0.9	0.9
		Senior secured loan (6.5%, due 7/20)			23.7	23.9	23.7	23.9

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)	0.3	0.3			0.3	0.3

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)	—	—			—	—

Sonian Inc.	Cloud-based email archiving platform	Senior secured loan (9.0%, due 9/19)	7.3	7.5			7.3	7.5
		Warrant to purchase up to 169,045 shares of Series C preferred stock	0.1	0.1			0.1	0.1

Systems Maintenance Services Holding, Inc.	Provides multi-vendor maintenance solutions for IT original equipment manufacturers	Junior secured loan (9.3%, due 10/20)			34.8	34.8	34.8	34.8

Talari Networks, Inc.	Networking equipment provider	Senior secured loan (9.8%, due 12/18)	5.9	6.0			5.9	6.0
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock	0.1	0.1			0.1	0.1

TestAmerica Environmental Services, LLC(4)	Operator of environmental testing laboratories	Senior subordinated loan (12.5%, due 6/18)(2)			16.9	43.3	16.9	43.3

The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(4)	Healthcare compliance advisory services	Senior subordinated loan (due 3/17)(3)	2.7	1.4			2.7	1.4
		Class A units (14,293,110 units)	12.8	—			12.8	—

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
TraceLink, Inc.	Supply chain management software provider for the pharmaceutical industry	Senior secured revolving loan (7.5%, due 12/16)	4.4	4.4			4.4	4.4
		Senior secured loan (8.5%, due 1/19)	4.4	4.5			4.4	4.5
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock	0.1	1.0			0.1	1.0

Tyden Cayman Holdings Corp.	Manufacturer and provider of cargo security and product identification and traceability solutions	Common stock (5,521,203 shares)			5.5	4.3	5.5	4.3
		Convertible preferred stock (46,276 shares)			0.1	0.1	0.1	0.1

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)	4.5	3.2			4.5	3.2

W3 Co.	Provider of integrated safety and compliance solutions to companies operating in hazardous environments	Junior secured loan (due 9/20)(3)			8.8	3.9	8.8	3.9

WorldPay Group PLC	Payment processing company	C2 shares (73,974 shares)	—	—			—	—

Total			625.4	598.8	941.4	909.3	1,566.8	1,508.1

Financial Services
AllBridge Financial, LLC(4)	Asset management services	Equity interests	—	0.5			—	0.5

American Capital Asset Management, LLC(4)	Asset management services	Senior subordinated loan (5.0%, due 9/16)			35.0	35.0	35.0	35.0	(8)
		Common membership interest (100% interest)			586.6	955.2	586.6	955.2	(8)

AmWINS Group, LLC	Wholesale insurance broker	Junior secured loan (9.5%, due 9/20)			45.1	46.1	45.1	46.1

Callidus Capital Corporation(4)	Asset management services	Common stock (100 shares)	3.0	1.7			3.0	1.7

Ciena Capital LLC(4)	Real estate and small business loan servicer	Senior secured revolving loan (6.0%, due 12/16)	14.0	14.0			14.0	14.0
		Senior secured loan (12.0%, due 12/16)	0.3	0.3			0.3	0.3
		Senior secured loan (12.0%, due 12/16)	0.5	0.5			0.5	0.5
		Senior secured loan (12.0%, due 12/16)	1.3	1.3			1.3	1.3
		Equity interests	35.0	14.9			35.0	14.9

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan (12.8%, due 5/18)	28.0	28.0			28.0	28.0

FAMS Acquisition, Inc.(4)	Provider of outsourced receivables management services	Senior subordinated loan (14.0%, due 1/16)(2)			12.9	11.9	12.9	11.9
		Senior subordinated loan (due 1/16)(3)			14.4	12.8	14.4	12.8

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)	—	—			—	—

Imperial Capital Group LLC	Investment services	Class A common units (32,369 units)	7.9	11.7			7.9	11.7
		2006 Class B common units (10,605 units)	—	—			—	—
		2007 Class B common units (1,323 units)	—	—			—	—

Ivy Hill Asset Management, L.P.(4)	Asset management services	Member interest (100.00% interest)	171.0	231.2			171.0	231.2	(8)

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC	Asset-backed financial services company	Senior secured revolving loan (10.5%, due 6/17)	38.8	38.8			38.8	38.8

LSQ Funding Group, L.C. and LM LSQ Investors LLC	Asset based lender	Senior subordinated loan (10.5%, due 6/21)	30.0	30.0			30.0	30.0
		Membership units (3,275,000 units)	3.3	3.3			3.3	3.3

The Gordian Group, Inc.	Financial services firm	Senior secured loan (5.7%, due 7/19)			41.1	40.3	41.1	40.3

Total			333.1	376.2	735.1	1,101.3	1,068.2	1,477.5

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	Senior secured loan (9.3%, due 1/22)	18.8	18.8			18.8	18.8
		Senior secured loan (9.3%, due 1/22)	5.0	5.0			5.0	5.0
		Class A preferred units (4,000,000 units)	4.0	3.3			4.0	3.3
		Class A common units (4,000,000 units)	—	—			—	—

ADCS Billings Intermediate Holdings, LLC	Dermatology practice	Senior secured loan (6.8%, due 5/22)	8.6	8.6			8.6	8.6
		Senior secured loan (6.8%, due 5/22)	22.5	22.5			22.5	22.5

Alcami Holdings LLC(4)	Chemistry outsourcing partner to the pharmaceutical and biotechnology industries	Senior secured loan (6.5%, due 3/17-10/20)			109.3	110.1	109.3	110.1
		Senior subordinated loan (13.2%, due 10/20)(2)			144.3	147.6	144.3	147.6
		Redeemable preferred stock (84,936 shares)			61.1	—	61.1	—

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)	3.1	1.9			3.1	1.9
		Common stock (3 shares)	—	—			—	—

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Junior secured loan (10.5%, due 6/22)	8.8	9.0			8.8	9.0

AwarePoint Corporation	Healthcare technology platform developer	Senior secured loan (10.5%, due 6/18)	8.5	8.8			8.5	8.8
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock	—	0.6			—	0.6

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	Correctional facility healthcare operator	Senior secured revolving loan (5.0%, due 7/19)	3.8	3.2			3.8	3.2
		Senior secured revolving loan (6.5%, due 7/19)	1.7	1.4			1.7	1.4
		Senior secured loan (5.0%, due 7/21)	6.6	5.6			6.6	5.6
		Junior secured loan (9.4%, due 7/22)	134.0	108.0			134.0	108.0
		Class A units (601,937 units)	—	0.4			—	0.4

Correctional Medical Group Companies, Inc.	Correctional facility healthcare operator	Senior secured loan (9.6%, due 9/21)	3.1	3.1			3.1	3.1
		Senior secured loan (9.6%, due 9/21)	4.1	4.1			4.1	4.1
		Senior secured loan (9.6%, due 9/21)	44.7	44.7			44.7	44.7

DCA Investment Holding, LLC	Multi-branded dental practice management	Senior secured revolving loan (7.8%, due 7/21)	3.4	3.4			3.4	3.4
		Senior secured loan (6.3%, due 7/21)	18.9	18.6			18.9	18.6

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
DNAnexus, Inc.	Bioinformatics company	Senior secured loan (9.3%, due 10/18)	10.1	10.3			10.1	10.3
		Warrant to purchase up to 909,092 units of Series C preferred stock	—	0.3			—	0.3

Gentle Communications, LLC	Dental services provider	Senior secured loan (7.5%, due 5/22)	43.5	43.5			43.5	43.5

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)	3.0	3.0			3.0	3.0
		Class B common stock (980 shares)	—	5.4			—	5.4

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	Senior secured loan (9.0%, due 12/18)	4.0	4.0			4.0	4.0
		Limited partnership interest	1.0	1.0			1.0	1.0

HALT Medical, Inc.(4)	Patented disposable needle used to remove uterine fibroids	Senior secured loan (due 6/16)(3)			74.0	36.1	74.0	36.1

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)	—	1.6			—	1.6

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan (9.3%, due 6/20)	112.0	107.5			112.0	107.5

LM Acquisition Holdings, LLC	Developer and manufacturer of medical equipment	Class A units (426 units)	0.7	1.8			0.7	1.8

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)	1.3	1.3			1.3	1.3

MW Dental Holding Corp.	Dental services provider	Senior secured revolving loan (8.5%, due 4/18)	2.0	2.0			2.0	2.0
		Senior secured loan (8.5%, due 4/18)	50.1	50.1			50.1	50.1
		Senior secured loan (8.5%, due 4/18)	47.5	47.5			47.5	47.5
		Senior secured loan (8.5%, due 4/18)	19.6	19.6			19.6	19.6

My Health Direct, Inc.	Healthcare scheduling exchange software solution provider	Senior secured loan (10.8%, due 1/18)	1.9	1.9			1.9	1.9
		Warrant to purchase up to 4,548 shares of Series D preferred stock	—	—			—	—

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Junior secured loan (10.3%, due 7/20)	79.0	76.8			79.0	76.8

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Junior secured loan (11.0%, due 10/23)	74.3	74.3			74.3	74.3
		Class A units (25,277 units)	2.5	2.5			2.5	2.5

Nodality, Inc.	Biotechnology company	Senior secured loan (due 7/16)(3)	2.4	2.6			2.4	2.6
		Senior secured loan (due 7/16)(3)	9.7	0.7			9.7	0.7
		Common stock (3,736,255 shares)	—	—			—	—

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	Senior secured loan (8.5%, due 11/18)	10.5	10.5			10.5	10.5
		Senior secured loan (8.5%, due 11/18)	5.9	5.9			5.9	5.9
		Limited liability company membership interest (1.57%)	1.0	0.7			1.0	0.7

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Junior secured loan (8.8%, due 8/23)	18.8	19.0			18.8	19.0

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	Senior secured loan (9.0%, due 3/20)	8.7	9.0			8.7	9.0
		Senior secured loan (9.0%, due 6/20)	2.0	2.0			2.0	2.0
		Senior secured loan (9.0%, due 6/21)	2.0	2.0			2.0	2.0
		Warrant to purchase up to 28,428 shares of Series C preferred stock	0.2	0.2			0.2	0.2
		Warrant to purchase up to 34,113 shares of Series C preferred stock	—	0.3			—	0.3

PhyMED Management LLC	Provider of anesthesia services	Junior secured loan (9.8%, due 5/21)	46.6	44.9			46.6	44.9

Precyse Acquisition Corp.	Provider of healthcare information management technology and services	Junior secured loan (10.8%, due 4/23)	9.6	10.0			9.6	10.0

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock	—	—			—	—

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Junior secured loan (10.5%, due 7/22)	54.0	54.0			54.0	54.0

Transaction Data Systems, Inc.	Pharmacy management software provider	Junior secured loan (10.0%, due 6/22)	27.5	27.5			27.5	27.5

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Junior secured loan (10.3%, due 9/20)	23.5	23.5			23.5	23.5
		Junior secured loan (10.3%, due 9/20)	50.0	50.0			50.0	50.0

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC	Operator of urgent care clinics	Senior secured loan (7.0%, due 12/22)	13.9	13.1			13.9	13.1
		Senior secured loan (7.0%, due 12/22)	54.5	51.2			54.5	51.2
		Preferred units (7,696,613 units)	7.7	8.3			7.7	8.3
		Series A common units (2,000,000 units)	2.0	0.9			2.0	0.9
		Series C common units (1,026,866 units)	—	0.4			—	0.4

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Senior secured loan (6.7%, due 12/21)	5.1	5.1			5.1	5.1
		Preferred shares (40,662 shares)	0.4	0.4			0.4	0.4

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Junior secured loan (9.0%, due 7/19)	45.0	45.0			45.0	45.0

Total			1,153.1	1,112.6	388.7	293.8	1,541.8	1,406.4

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Junior secured loan (8.5%, due 12/21)	49.6	50.0			49.6	50.0

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Community Education Centers, Inc. and CEC Parent Holdings LLC(4)	Offender re-entry and in-prison treatment services provider	Senior secured loan (6.3%, due 12/17)	13.6	13.6			13.6	13.6
		Senior secured loan (7.8%, due 12/17)	0.7	0.7			0.7	0.7
		Junior secured loan (15.6%, due 6/18)	21.9	21.9			21.9	21.9
		Class A senior preferred units (7,846 units)	9.4	10.5			9.4	10.5
		Class A junior preferred units (26,154 units)	20.2	21.8			20.2	21.8
		Class A common units (134 units)	—	—			—	—

Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(4)	Endurance sports media and event operator	Senior secured revolving loan (5.0%, due 11/18)	4.5	4.2			4.5	4.2
		Senior secured loan (5.0%, due 11/18)	38.0	35.8			38.0	35.8
		Preferred shares (18,875 shares)	16.0	—			16.0	—
		Membership units (2,522,512 units)	2.5	—			2.5	—
		Common shares (114,000 shares)	—	—			—	—

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(5)	Provider of outsourced healthcare linen management solutions	Senior secured revolving loan (7.3%, due 3/19)	2.0	2.0			2.0	2.0
		Senior secured loan (7.3%, due 3/19)	18.3	18.3			18.3	18.3
		Class A preferred units (2,475,000 units)	2.5	3.2			2.5	3.2
		Class B common units (275,000 units)	0.3	0.4			0.3	0.4

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan (11.0%, due 2/20)	31.5	31.5			31.5	31.5
		Senior subordinated loan (11.0%, due 2/20)	52.7	52.7			52.7	52.7
		Common stock (32,843 shares)	3.4	4.8			3.4	4.8

Hard 8 Games, LLC(4)	Develops disruptive gaming technology for casino applications	Senior secured loan (7.2%, due 12/16)(2)			63.3	63.3	63.3	63.3
		Membership units (2 units)			24.0	23.1	24.0	23.1

Massage Envy, LLC	Franchisor in the massage industry	Senior secured loan (8.5%, due 9/18)	7.8	7.8			7.8	7.8
		Senior secured loan (8.5%, due 9/18)	45.2	45.2			45.2	45.2
		Senior secured loan (8.5%, due 9/18)	18.9	18.9			18.9	18.9
		Common stock (3,000,000 shares)	3.0	5.6			3.0	5.6

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of hunting-related supplies	Senior secured loan (4.8%, due 9/20)	2.0	1.9			2.0	1.9
		Senior secured loan (6.8%, due 9/20)	5.5	5.4			5.5	5.4
		Senior secured loan (6.8%, due 9/20)	39.5	38.7			39.5	38.7
		Senior secured loan (6.8%, due 9/20)	45.0	44.1			45.0	44.1

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	Senior secured loan (10.0%, due 9/17)	1.5	1.5			1.5	1.5
		Warrant to purchase up to 159,496 shares of Series D preferred stock	—	—			—	—

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Osmose Utility Services, Inc. and Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Junior secured loan (8.8%, due 8/23)	24.6	24.3	33.7	33.6	58.3	57.9

SocialFlow, Inc.	Social media optimization platform provider	Senior secured loan (9.5%, due 8/19)	3.9	4.0			3.9	4.0
		Warrant to purchase up to 215,331 shares of Series C preferred stock	—	—			—	—

Spin HoldCo Inc.	Laundry service and equipment provider	Junior secured loan (8.0%, due 5/20)	140.0	135.8			140.0	135.8

Surface Dive, Inc.	SCUBA diver training and certification provider	Junior secured loan (9.0%, due 1/22)	37.4	37.4			37.4	37.4
		Junior secured loan (10.3%, due 1/22)	87.9	88.2			87.9	88.2

Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	Senior secured loan (6.8%, due 5/22)	56.3	56.3			56.3	56.3
		Senior secured loan (6.8%, due 5/22)	9.0	9.0			9.0	9.0

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.	Wastewater infrastructure repair, treatment and filtration holding company	Senior secured loan (10.3%, due 10/19)	5.4	5.4			5.4	5.4
		Senior secured loan (10.3%, due 10/19)	36.4	36.4			36.4	36.4

U.S. Security Associates Holdings, Inc	Security guard service provider	Junior secured loan (11.0%, due 7/18)	25.0	25.0			25.0	25.0

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Junior secured loan (8.0%, due 5/23)	3.7	3.6			3.7	3.6
		Junior secured loan (8.0%, due 5/23)	20.9	20.6			20.9	20.6

Total			906.0	886.5	121.0	120.0	1,027.0	1,006.5

Consumer Products
Bellotto Holdings Limited(4)	Provider of made-to-measure blinds	Common stock (2,697,010 shares)			86.0	115.2	86.0	115.2
		Redeemable preferred stock (7,300,610 shares)			39.5	41.2	39.5	41.2

BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods, reconditioning services and collectibles	Common units (6,566,655 units)			0.7	—	0.7	—
		Redeemable preferred stock (2,009 shares)			2.5	3.0	2.5	3.0

Delsey Holding S.A.S.	Designs, markets and distributes high-quality innovative travel luggage	Senior subordinated loan (13.5%, due 7/21)(2)			1.5	1.1	1.5	1.1
		Senior subordinated loan (13.5%, due 7/21)(2)			8.0	6.6	8.0	6.6

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Senior secured loan (4.0%, due 3/19)	4.5	4.2			4.5	4.2
		Senior secured loan (4.0%, due 3/19)	6.7	6.3			6.7	6.3
		Senior secured loan (6.6%, due 3/19)	9.5	8.7			9.5	8.7
		Senior secured loan (6.6%, due 3/19)	50.1	46.1			50.1	46.1
		Common units (300 units)	3.7	1.8			3.7	1.8

FXI Holdings, Inc.	Producer of flexible polyurethane foam	Common stock (3,163 shares)			—	0.6	—	0.6

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Group Montana, Inc.(4)	Leading designer, manufacturer and distributor of western-style accessories	Common stock (100% interest)			12.6	1.6	12.6	1.6
		Convertible preferred stock (4,000 shares)			6.8	7.1	6.8	7.1
		Senior secured loan (6.3%, due 1/17)			5.0	5.0	5.0	5.0

Implus Footcare, LLC	Provider of footwear and other accessories	Senior secured loan (8.8%, due 4/21)	17.2	17.2			17.2	17.2

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Junior secured loan (8.5%, due 11/21)	79.1	64.0			79.1	64.0

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,120 shares of preferred stock	—	1.4			—	1.4
		Warrant to purchase up to 1,654,678 shares of common stock	—	0.8			—	0.8

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan (7.6%, due 4/18)	2.4	2.4			2.4	2.4
		Senior secured loan (7.6%, due 4/18)	7.7	7.7			7.7	7.7
		Senior secured loan (9.5%, due 4/18)	—	—			—	—
		Senior secured loan (9.5%, due 4/18)	—	—			—	—

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Junior secured loan (9.5%, due 6/21)	2.0	2.0			2.0	2.0
		Junior secured loan (9.5%, due 6/21)	53.8	54.0			53.8	54.0
		Junior secured loan (9.5%, due 6/21)	10.0	10.0			10.0	10.0
		Common stock (30,000 shares)	3.0	4.6			3.0	4.6

RD Holdco Inc.(4)	Manufacturer of steam cleaning carpet care machines rented to consumers	Common stock (458,596 shares)			23.6	26.3	23.6	26.3
		Warrant to purchase 56,372 shares of common stock			2.9	—	2.9	—
		Junior secured loan (11.3%, due 12/18)			15.6	16.7	15.6	16.7

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Junior secured loan (9.5%, due 4/23)	97.7	99.0			97.7	99.0

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(5)	Developer, marketer and distributor of sports protection equipment and accessories	Junior secured loan (11.5%, due 10/21)	35.4	35.4			35.4	35.4
		Junior secured loan (11.5%, due 10/21)	54.0	54.0			54.0	54.0
		Class A preferred units (50,000 units)	5.0	4.8			5.0	4.8
		Class C preferred units (50,000 units)	5.0	4.8			5.0	4.8

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Junior secured loan (9.8%, due 4/21)	70.0	71.4			70.0	71.4

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
The Step2 Company, LLC(4)	Toy manufacturer	Junior secured loan (10.0%, due 9/19)	27.5	27.6			27.5	27.6
		Junior secured loan (due 9/19)(3)	30.3	28.1			30.3	28.1
		Common units (1,116,879 units)	—	—			—	—
		Class B common units (126,278,000 units)	—	—			—	—
		Warrant to purchase up to 3,157,895 units	—	—			—	—

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Junior secured loan (9.8%, due 12/22)	55.1	55.6			55.1	55.6
		Junior secured loan (9.8%, due 12/22)	91.0	91.7			91.0	91.7
		Common stock (3,353,370 shares)	3.4	4.6			3.4	4.6
		Common stock (3,353,371 shares)	4.1	5.7			4.1	5.7

Total			728.2	713.9	204.7	224.4	932.9	938.3

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	Senior secured loan (14.5%, due 8/17)(2)	3.7	4.0			3.7	4.0
		Series 1B preferred stock (12,976 shares)	0.3	—			0.3	—
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock	0.1	—			0.1	—

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan (8.3%, due 2/21)	49.5	49.5			49.5	49.5

Brush Power, LLC	Gas turbine power generation facilities operator	Senior secured loan (6.3%, due 8/20)	44.6	44.6			44.6	44.6
		Senior secured loan (7.8%, due 8/20)	0.1	0.1			0.1	0.1
		Senior secured loan (6.3%, due 8/20)	2.3	2.3			2.3	2.3
		Senior secured loan (7.8%, due 8/20)	—	—			—	—
		Senior secured loan (6.3%, due 8/20)	9.7	9.7			9.7	9.7
		Senior secured loan (7.8%, due 8/20)	—	—			—	—

CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan (11.0%, due 3/17)(2)	30.8	30.9			30.8	30.9

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan (10.0%, due 12/20)	44.5	42.7			44.5	42.7
		Warrant to purchase up to 4 units of common stock	—	—			—	—

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan (9.8%, due 12/21)	25.0	25.0			25.0	25.0
		Non Controlling Units (10 units)	1.5	2.2			1.5	2.2

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	Senior secured loan (6.5%, due 11/21)	24.8	24.0			24.8	24.0
		Senior subordinated loan (13.3%, due 12/21)(2)	19.0	18.4			19.0	18.4
		Senior subordinated loan (13.3%, due 12/21)(2)	88.8	86.2			88.8	86.2

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	Senior secured loan (13.0%, due 10/18)(2)	9.0	7.9			9.0	7.9
		Common stock (11,195,168 shares)	—	—			—	—
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock	—	—			—	—

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan (due 2/20)(3)	9.0	1.9			9.0	1.9

Moxie Liberty LLC	Gas turbine power generation facilities operator	Senior secured loan (7.5%, due 8/20)	34.7	34.5			34.7	34.5

Moxie Patriot LLC	Gas turbine power generation facilities operator	Senior secured loan (6.8%, due 12/20)	34.7	34.0			34.7	34.0

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan (13.0%, due 10/16)(2)	113.5	114.1			113.5	114.1

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	Senior secured loan (7.3%, due 4/19)	19.8	18.1			19.8	18.1

Panda Temple Power, LLC	Gas turbine power generation facilities operator	Senior secured loan (7.3%, due 3/22)	23.6	22.0			23.6	22.0

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)	21.7	24.6			21.7	24.6

Total			610.7	596.7	—	—	610.7	596.7

Manufacturing
Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	Senior secured loan (7.3%, due 9/21)	55.6	55.6	29.5	29.5	85.1	85.1

Component Hardware Group, Inc.	Commercial equipment	Senior secured revolving loan (5.5%, due 7/19)	2.2	2.2			2.2	2.2
		Senior secured loan (5.5%, due 7/19)	8.0	8.0			8.0	8.0

Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Cutting tool provider to the metalworking industry	Senior subordinated loan (11.0%, due 9/20)(2)	28.0	28.0			28.0	28.0
		Class A membership units (750 units)	0.9	1.5			0.9	1.5

HCV1 S.A.S(4)	R&D designer of in-line inspection devices for product quality control	Common stock (14,569,412 shares)			25.6	—	25.6	—
		Senior secured loan (13.8%, due 2/20)(2)			3.6	3.4	3.6	3.4

Ioxus, Inc	Energy storage devices	Senior secured loan (12.0%, due 6/18)(2)	10.1	9.8			10.1	9.8
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock	—	0.2			—	0.2
		Warrant to purchase up to 3,038,730 shares of common stock	—	—			—	—

KPS Global LLC	Walk-in cooler and freezer systems	Senior secured loan (9.7%, due 12/20)	36.5	36.5			36.5	36.5

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan (13.5%, due 10/25)(2)	98.4	98.4			98.4	98.4
		Preferred units (70,183 units)(2)	72.1	72.1			72.1	72.1

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Niagara Fiber Intermediate Corp.	Insoluble fiber filler products	Senior secured revolving loan (due 5/18)(3)	1.8	1.4			1.8	1.4
		Senior secured loan (due 5/18)(3)	1.4	1.1			1.4	1.1
		Senior secured loan (due 5/18)(3)	13.4	10.5			13.4	10.5

Nordco Inc.	Railroad maintenance-of-way machinery	Senior secured revolving loan (8.8%, due 8/20)	3.8	3.5			3.8	3.5
		Senior secured loan (7.3%, due 8/20)	70.1	65.2			70.1	65.2

Pelican Products, Inc.	Flashlights	Junior secured loan (9.3%, due 4/21)	40.0	37.2			40.0	37.2

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)	1.0	—			1.0	—

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)	1.5	2.0			1.5	2.0

TPTM Merger Corp.	Time temperature indicator products	Senior secured revolving loan (7.5%, due 9/18)	1.3	1.3			1.3	1.3
		Senior secured loan (9.7%, due 9/18)	22.0	22.0			22.0	22.0
		Senior secured loan (9.7%, due 9/18)	10.0	10.0			10.0	10.0
		Senior secured loan (9.7%, due 9/18)	2.0	2.0			2.0	2.0

WP CPP Holdings, LLC	Precision engineered castings	Junior secured loan (8.8%, due 4/21)			19.6	17.8	19.6	17.8

Zodiac Marine and Pool S.A.	Boat equipment and marine products manufacturer	Senior subordinated loan (due 9/17)(3)			38.8	3.1	38.8	3.1
		Junior secured loan (due 3/17)(3)			25.2	7.9	25.2	7.9

Total			480.1	468.5	142.3	61.7	622.4	530.2

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	Senior secured loan (9.3%, due 12/18)	28.6	26.6			28.6	26.6
		Senior secured loan (9.3%, due 12/18)	10.9	10.2			10.9	10.2
		Promissory note ($23,652 par due 12/2023)	13.8	11.4			13.8	11.4
		Warrant to purchase up to 23,750 units of Series D common stock	—	—			—	—

Benihana, Inc.	Restaurant owner and operator	Senior secured revolving loan (7.8%, due 7/18)	1.1	1.1			1.1	1.1
		Senior secured loan (6.8%, due 1/19)	4.8	4.6			4.8	4.6

DineInFresh, Inc.	Meal-delivery provider	Senior secured loan (9.8%, due 7/18)	6.2	6.3			6.2	6.3
		Warrant to purchase up to 143,079 shares of Series A preferred stock	—	—			—	—

Garden Fresh Restaurant Corp.	Restaurant owner and operator	Senior secured loan (10.5%, due 7/18)	40.1	40.1			40.1	40.1

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	Senior secured loan (10.5%, due 12/19)	60.8	60.8			60.8	60.8

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Junior secured loan (9.5%, due 10/22)	31.6	31.3			31.6	31.3
		Preferred units (3,000,000 units)	3.0	2.9			3.0	2.9

Orion Foods, LLC(4)	Convenience food service retailer	Senior secured loan (due 9/15)(3)	1.4	0.8			1.4	0.8
		Junior secured loan (due 9/15)(3)	—	—			—	—
		Preferred units (10,000 units)	—	—			—	—
		Class A common units (25,001 units)	—	—			—	—
		Class B common units (1,122,452 units)	—	—			—	—

OTG Management, LLC	Airport restaurant operator	Senior secured revolving loan (8.8%, due 12/17)	8.0	8.0			8.0	8.0
		Senior secured loan (8.8%, due 12/17)	60.1	60.1			60.1	60.1
		Senior secured loan (8.8%, due 12/17)	14.3	14.3			14.3	14.3
		Senior secured loan (8.8%, due 12/17)	24.7	24.7			24.7	24.7
		Common units (3,000,000 units)	3.0	11.9			3.0	11.9
		Warrant to purchase up to 7.73% of common units	0.1	23.8			0.1	23.8

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan (8.8%, due 2/19)	35.4	35.2			35.4	35.2

Total			347.9	374.1	—	—	347.9	374.1

Education
Campus Management Corp. and Campus Management Acquisition Corp.(5)	Education software developer	Preferred stock (485,159 shares)	10.5	11.2			10.5	11.2

Infilaw Holding, LLC	Operator of for-profit law schools	Senior secured loan (11.5%, due 1/17)(2)	2.5	2.5			2.5	2.5
		Series A preferred units (124,890 units)(2)	125.5	111.7			125.5	111.7
		Series B preferred units (1.96 units)	9.2	2.2			9.2	2.2

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	Senior secured loan (10.5%, due 12/18)(2)	1.8	1.8			1.8	1.8
		Senior preferred series A-1 shares (163,902 shares)	119.4	75.5			119.4	75.5
		Series B preferred stock (1,750,000 shares)	5.0	—			5.0	—
		Series C preferred stock (2,512,586 shares)	0.7	—			0.7	—
		Common stock (20 shares)	—	—			—	—

Lakeland Tours, LLC	Educational travel provider	Senior secured revolving loan (5.8%, due 2/22)	7.6	7.6			7.6	7.6
		Senior secured loan (5.8%, due 2/22)	5.0	5.1			5.0	5.1
		Senior secured loan (10.5%, due 2/22)	31.3	31.7			31.3	31.7

OnCourse Learning Corporation	Provider of state and federally mandated education and training solutions	Senior secured loan (8.5%, due 2/19)			19.3	19.3	19.3	19.3

PIH Corporation	Franchisor of education-based early childhood centers	Senior secured revolving loan (7.0%, due 12/18)	0.6	0.6			0.6	0.6

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Primrose Holding Corporation(5)	Franchisor of education-based early childhood centers	Common stock (7,227 shares)			—	10.5	—	10.5

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)	0.5	0.5			0.5	0.5
		Common membership interest (15.76% interest)	15.8	31.0			15.8	31.0
		Warrant to purchase up to 27,890 shares	—	—			—	—

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	Senior secured loan (12.0%, due 1/18)(2)	3.8	3.9			3.8	3.9
		Warrant to purchase up to 987,771 shares of Series CC preferred stock	—	0.1			—	0.1

Severin Acquisition, LLC	Provider of student information system software solutions to the K-12 education market	Senior secured revolving loan (5.5%, due 7/21)	1.4	1.3			1.4	1.3
		Junior secured loan (9.8%, due 7/22)	4.1	4.0	29.4	30.2	33.5	34.2
		Junior secured loan (10.3%, due 7/22)	3.2	3.2			3.2	3.2
		Junior secured loan (9.8%, due 7/22)	14.7	14.6			14.7	14.6

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)	1.0	1.1			1.0	1.1

Total			363.6	309.6	48.7	60.0	412.3	369.6

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Junior secured loan (9.3%, due 2/23)	11.7	11.7			11.7	11.7

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)	0.5	0.4			0.5	0.4

ICSH, Inc.	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan (6.8%, due 12/18)	1.0	1.0			1.0	1.0
		Junior secured loan (10.2%, due 12/19)	66.0	66.0			66.0	66.0

Industrial Container Services, LLC	Industrial container manufacturer, reconditioner and servicer	Senior secured loan (6.8%, due 12/18)			49.6	49.6	49.6	49.6
		Junior secured loan (10.2%, due 12/19)			9.9	9.9	9.9	9.9

LBP Intermediate Holdings LLC	Manufacturer of paper and corrugated foodservice packaging	Senior secured loan (6.5%, due 7/20)	24.2	24.5			24.2	24.5

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Junior secured loan (8.5%, due 12/18)	78.5	78.5			78.5	78.5
		Junior secured loan (8.5%, due 12/18)	54.0	54.0			54.0	54.0
		Junior secured loan (8.5%, due 12/18)	10.0	10.0			10.0	10.0
		Common stock (50,000 shares)	4.0	7.4			4.0	7.4

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Ranpak Corp.	Manufacturer of paper-based protective packaging systems and materials	Junior secured loan (8.3%, due 10/22)			25.0	22.4	25.0	22.4

Total			249.9	253.5	84.5	81.9	334.4	335.4

Oil and Gas
EXPL Pipeline Holdings LLC(4)	Common-carrier pipeline system that transports petroleum products	Common membership units (100,000 units)			60.6	25.2	60.6	25.2
		Senior secured loan (8.1%, due 1/17)			39.7	39.7	39.7	39.7

Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	Senior secured loan (8.5%, due 9/18)(2)	24.5	24.0			24.5	24.0
		Senior secured loan (8.5%, due 9/18)(2)	47.9	46.9			47.9	46.9

Petroflow Energy Corporation(5)	Oil and gas exploration and production company	Senior secured loan (3.0%, due 6/19)	16.2	14.7			16.2	14.7
		Junior secured loan (due 12/19)(3)	21.9	3.3			21.9	3.3
		Common units (202,000 units)	11.1	—			11.1	—

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Junior secured loan (10.0%, due 1/20)	124.6	128.8			124.6	128.8

UL Holding Co., LLC and Universal Lubricants, LLC(5)	Manufacturer and distributor of re-refined oil products	Junior secured loan (10.0%, due 5/20)(2)	1.9	7.1			1.9	7.1
		Junior secured loan (10.0%, due 5/20)(2)	8.3	30.0			8.3	30.0
		Junior secured loan (10.0%, due 5/20)(2)	0.9	3.5			0.9	3.5
		Class A common units (533,351 units)	5.0	—			5.0	—
		Class B-5 common units (272,834 units)	2.5	—			2.5	—
		Class C common units (758,546 units)	—	—			—	—
		Warrant to purchase up to 719,044 shares of Class A units	—	—			—	—
		Warrant to purchase up to 28,663 shares of Class B-1 units	—	—			—	—
		Warrant to purchase up to 57,325 shares of Class B-2 units	—	—			—	—
		Warrant to purchase up to 29,645 shares of Class B-3 units	—	—			—	—
		Warrant to purchase up to 80,371 shares of Class B-5 units	—	—			—	—
		Warrant to purchase up to 59,655 shares of Class B-6 units	—	—			—	—
		Warrant to purchase up to 1,046,713 shares of Class C units	—	—			—	—

Total			264.8	258.3	100.3	64.9	365.1	323.2

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	Senior secured loan (7.3%, due 8/21)	45.3	45.3			45.3	45.3
		Senior secured loan (8.8%, due 8/21)	0.7	0.7			0.7	0.7
		Senior secured loan (8.3%, due 8/21)	10.0	10.0			10.0	10.0
		Senior secured loan (9.8%, due 8/21)	—	—			—	—
		Common stock (2,832 shares)	2.8	2.8			2.8	2.8

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
American Driveline Systems, Inc.(4)	Franchisor of automotive transmission repair centers	Common stock (289,215 shares)			18.2	—	18.2	—
		Senior subordinated loan (11.0%, due 3/21)(2)			45.0	40.7	45.0	40.7
		Redeemable preferred stock (7,121 shares)			83.5	—	83.5	—

CH Hold Corp.	Collision repair company	Senior secured revolving loan (6.3%, due 11/19)	0.8	0.8			0.8	0.8
		Senior secured revolving loan (7.8%, due 11/19)	0.7	0.7			0.7	0.7

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Senior secured loan (9.8%, due 7/19)	9.8	10.0			9.8	10.0
		Senior secured loan (9.8%, due 1/19)	9.6	10.0			9.6	10.0
		Warrant to purchase up to 404,563 shares of Series E preferred stock	0.3	1.4			0.3	1.4

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Junior secured loan (10.3%, due 10/20)	50.0	50.0			50.0	50.0
		Class A Common Stock (10,000 shares)	0.3	0.5			0.3	0.5
		Class B Common Stock (20,000 shares)	0.7	1.0			0.7	1.0

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured revolving loan (8.5%, due 7/17)	2.0	1.9			2.0	1.9
		Senior secured loan (7.3%, due 7/17)	7.0	6.5			7.0	6.5
		Senior secured loan (7.3%, due 7/17)	26.3	24.7			26.3	24.7
		Series A preferred stock (1,800 shares)	1.8	—			1.8	—
		Common stock (20,000 shares)	0.2	—			0.2	—

EcoMotors, Inc.	Engine developer	Senior secured loan (11.0%, due 3/18)	11.0	11.5			11.0	11.5
		Warrant to purchase up to 321,888 shares of Series C preferred stock	—	0.3			—	0.3
		Warrant to purchase up to 70,000 shares of Series C preferred stock	—	0.1			—	0.1

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	Senior secured loan (9.8%, due 2/20)	24.5	24.5			24.5	24.5

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)	0.6	3.1			0.6	3.1
		Series B common stock (12,500 units)	0.6	3.1			0.6	3.1

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A Preferred stock (50,000 shares)	5.0	13.4			5.0	13.4

		Convertible preferred stock (25,000 shares)			2.5	4.9	2.5	4.9
		Junior secured loan (9.8%, due 1/21)			41.0	42.2	41.0	42.2

Total			210.0	222.3	190.2	87.8	400.2	310.1

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	Senior secured revolving loan (7.5%, due 8/21)	3.3	3.3			3.3	3.3
		Senior secured loan (6.0%, due 8/21)	19.2	19.5			19.2	19.5
		Junior secured loan (10.0%, due 2/22)	55.0	55.0			55.0	55.0
		Class A units (77,922 units)	0.1	0.1			0.1	0.1
		Warrant to purchase up to 7,422,078 Class A units	7.4	7.9			7.4	7.9

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	Senior secured loan (10.1%, due 12/21)	4.8	4.8			4.8	4.8
		Senior secured loan (10.1%, due 12/21)	49.6	50.0			49.6	50.0

FPI Holding Corporation(4)	Distributor of stone fruits, grapes, persimmons, pomegranates and Asian pears	Senior secured loan (due 7/16)(3)			0.4	—	0.4	—

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A Preferred Units (2,940 units)	2.9	1.4			2.9	1.4
		Class A Common Units (60,000 units)	0.1	—			0.1	—

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Junior secured loan (10.8%, due 2/22)	28.5	28.5			28.5	28.5

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Senior secured loan (7.1%, due 11/21)	46.0	46.0			46.0	46.0
		Membership units (5,000 units)	5.0	6.0			5.0	6.0

NECCO Holdings, Inc.(4)	Confectioner	Common stock (860,189 shares)			0.1	—	0.1	—
		Senior secured loan (due 11/17)(3)			11.7	8.4	11.7	8.4
		Junior secured loan (due 11/17)(3)			2.7	—	2.7	—

Teasdale Foods, Inc.	Provider of store brand and branded bean and hominy products	Junior secured loan (10.8%, due 10/21)			52.8	51.7	52.8	51.7

Total			221.9	222.5	67.7	60.1	289.6	282.6

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest	—	—			—	—

RE Community Holdings, LP and Pegasus Community Energy, LLC	Operator of municipal recycling facilities	Preferred stock (1,000 shares)	8.8	—			8.8	—

Soil Safe Acquisition Corp.(4)	Provider of environmental services for lightly contaminated soil	Common stock (810 shares)			9.0	11.6	9.0	11.6
		Senior secured loan (8.0%, due 1/18-12/18)			19.5	19.6	19.5	19.6
		Senior subordinated loan (16.1%, due 12/19)(2)			78.3	78.4	78.3	78.4
		Junior secured loan (10.8%, due 7/19)			12.7	12.7	12.7	12.7

Waste Pro USA, Inc	Waste management services	Junior secured loan (8.5%, due 10/20)	16.5	16.5			16.5	16.5
		Junior secured loan (8.5%, due 10/20)	59.8	59.8			59.8	59.8

Total			85.1	76.3	119.5	122.3	204.6	198.6

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(4)	Real estate holding company	Senior secured loan (13.0%, due 11/19)(2)	25.4	25.4			25.4	25.4
		Senior subordinated loan (13.0%, due 11/19)(2)	27.4	27.4			27.4	27.4
		Member interest (10.00% interest)	0.6	44.5			0.6	44.5
		Option (25,000 units)	—	—			—	—

ACAS Real Estate Holdings Corporation(4)	Real estate holding company	Common stock (100% interest)			4.5	9.4	4.5	9.4

Crescent Hotels & Resorts, LLC and affiliates(4)	Hotel operator	Senior subordinated loan (15.0%, due 9/11)	—	3.1			—	3.1
		Common equity interest	—	—			—	—

NECCO Realty Investments, LLC(4)	Confectionery production facility	Common membership units (7,450 units)			4.9	—	4.9	—
		Senior secured loan (due 12/17)(3)			32.8	24.9	32.8	24.9

Parmenter Woodland Park Plaza, LLC	Commercial real estate loan	Senior secured loan (5.4%, due 9/18)			17.5	15.3	17.5	15.3

Total			53.4	100.4	59.7	49.6	113.1	150.0

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	Senior secured loan (7.0%, due 5/18)	4.0	4.1			4.0	4.1
		Senior secured loan (8.3%, due 5/18)	—	—			—	—
		Junior secured loan (10.5%, due 5/19)	79.7	77.3			79.7	77.3

CAMP International Holding Company	Provider of subscription-based maintenance tracking information services to the corporate aviation market	Junior secured loan (8.3%, due 11/19)			15.0	14.7	15.0	14.7

Jazz Acquisition, Inc.	Manufacturer and distributor of components for the commercial aerospace, business, military and general aviation markets	Junior secured loan (7.8%, due 6/22)			24.9	19.3	24.9	19.3

Photonis Technologies S.A.S.	Services photo sensor technology needs for Industry & Science, Medical Imaging and Night Vision	Senior secured loan (8.5%, due 9/19)			28.5	29.1	28.5	29.1

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)(2)	0.1	0.1			0.1	0.1
		Common stock (1,885,195 shares)	2.3	2.8			2.3	2.8

Total			86.1	84.3	68.4	63.1	154.5	147.4

Wholesale Distribution
CPI Buyer, LLC	Marketer, distributor and manufacturer of products specializing in fluid handling, test and measurement and electrochemistry	Junior secured loan (8.5%, due 8/22)			24.7	23.7	24.7	23.7

Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Junior secured loan (10.0%, due 10/18)	6.0	5.5			6.0	5.5
		Junior secured loan (10.0%, due 10/18)	29.5	27.1			29.5	27.1

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Kele Holdco, Inc.	Distributor of peripheral control products used in building automation systems of commercial buildings	Common stock (30,000 shares)			3.0	3.0	3.0	3.0
		Senior secured loan (7.0%, due 10/20-10/22)			70.9	70.9	70.9	70.9

Total			35.5	32.6	98.6	97.6	134.1	130.2

Hotel Services
Aimbridge Hospitality, LLC	Hotel operator	Senior secured loan (8.3%, due 10/18)	2.8	2.9			2.8	2.9
		Senior secured loan (8.3%, due 10/18)	3.3	3.3			3.3	3.3
		Senior secured loan (8.3%, due 10/18)	14.8	15.0			14.8	15.0

Castle Management Borrower LLC	Hotel operator	Senior secured loan (5.5%, due 9/20)	5.7	5.7			5.7	5.7
		Junior secured loan (11.0%, due 3/21)	10.0	10.0			10.0	10.0
		Junior secured loan (11.0%, due 3/21)	55.0	55.0			55.0	55.0

Total			91.6	91.9	—	—	91.6	91.9

Telecommunications
Adaptive Mobile Security Limited	Developer of security software for mobile communications networks	Senior secured loan (10.0%, due 7/18)	2.6	2.7			2.6	2.7
		Senior secured loan (10.0%, due 10/18)	0.7	0.7			0.7	0.7

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares	—	7.2			—	7.2
		Warrant to purchase up to 200 shares	—	6.9			—	6.9

Iotum Global Holdings, Inc.	Conference calling provider	Senior secured loan (10.0%, due 5/17)(2)			1.2	1.2	1.2	1.2

LTG Acquisition, Inc.	Manufacturer of display, lighting and passenger communication systems for global mass transportation markets	Common stock (5,000 shares)			5.0	4.8	5.0	4.8
		Junior secured loan (9.0%, due 10/20)			46.0	46.0	46.0	46.0

Startec Equity, LLC(4)	Communication services	Member interest	—	—			—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)	1.8	3.2			1.8	3.2

Total			5.1	20.7	52.2	52.0	57.3	72.7

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock	—	—			—	—

K2 Pure Solutions Nocal, L.P.	Chemical Producer	Senior secured loan (7.0%, due 2/21)	14.0	14.0			14.0	14.0
		Senior secured loan (7.0%, due 2/21)	26.0	26.0			26.0	26.0
		Senior secured loan (7.0%, due 2/21)	13.0	13.0			13.0	13.0

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets.	Senior secured loan (8.8%, due 10/18)	9.6	9.7			9.6	9.7
		Warrant to purchase up to 325,000 shares of Series A preferred stock	0.1	0.2			0.1	0.2
		Warrant to purchase up to 131,883 shares of Series B preferred stock	—	—			—	—

Liquid Light, Inc.(4)	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	Senior secured loan (due 11/17)(3)	2.1	0.2			2.1	0.2
		Warrant to purchase up to 86,009 shares of Series B preferred stock	0.1	—			0.1	—

Total			64.9	63.1	—	—	64.9	63.1

Housing-Building Materials
DiversiTech Corporation	Manufacturer & marketer of parts, supplies, and accessories to HVACR industry	Junior secured loan (9.0%, due 11/22)			9.4	9.4	9.4	9.4

Financière Newglass S.A.S.	Manufacturer and distributor of dual-pane insulated glass for windows	Convertible preferred stock (15,000,000 shares)			18.2	16.1	18.2	16.1

Financière OFIC S.A.S.	Designs, produces, and markets lightweight materials for roofing products	Warrant			—	2.9	—	2.9

Halex Holdings, Inc.(4)	Manufacturer and Distributer of floor covering installation products	Junior secured loan (due 1/18)(3)			15.5	15.5	15.5	15.5
		Common stock (51,853 shares)			9.2	18.9	9.2	18.9

Total			—	—	52.3	62.8	52.3	62.8

Retail
Galls, LLC	Distributes public safety equipment and apparel	Junior secured loan (9.0%, due 6/17-8/21)			37.1	37.1	37.1	37.1

Modacin France S.A.S.	European retailer of women's ready-to-wear clothing	Senior subordinated loan (due 11/19)(3)			11.4	—	11.4	—

Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal paper products	Senior secured revolving loan (8.5%, due 9/18)	0.4	0.4			0.4	0.4
		Senior secured loan (7.3%, due 9/18)	9.7	9.7			9.7	9.7
		Class A Common Stock (36,364 shares)	6.0	7.3			6.0	7.3

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured revolving loan (due 5/17)(3)	4.1	1.4			4.1	1.4
		Senior secured loan (due 5/18)(3)	12.6	4.3			12.6	4.3

Total			32.8	23.1	48.5	37.1	81.3	60.2

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan (9.5%, due 10/20)	41.0	41.0			41.0	41.0

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest	4.2	—			4.2	—
		Common stock (1,680 shares)	—	—			—	—
		Limited partnership interest	2.2	7.0			2.2	7.0

Total			47.4	48.0	—	—	47.4	48.0

Computers and Electronics
Everspin Technologies, Inc.	Designer and manufacturer of computer memory solutions	Senior secured revolving loan (7.3%, due 6/17)	1.1	1.1			1.1	1.1
		Senior secured loan (8.8%, due 6/19)	7.6	8.0			7.6	8.0
		Warrant to purchase up to 480,000 shares of Series B preferred stock	0.4	0.4			0.4	0.4

Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	Senior secured loan (11.0%, due 4/19)	2.9	2.9			2.9	2.9
		Senior secured loan (9.0%, due 5/19)	4.9	5.0			4.9	5.0
		Warrant to purchase up to 30,172 shares of Series E preferred stock	—	—			—	—
		Warrant to purchase up to 50,263 shares of Series E preferred stock	0.1	0.1			0.1	0.1

Scanner Holdings Corporation(4)	Developer, manufacturer and distributor of high-speed, high-capacity document image scanners	Common stock (167,387 shares)			0.1	—	0.1	—
		Convertible preferred stock (66,424,135 shares)			8.7	1.4	8.7	1.4
		Senior subordinated loan (14.0%, due 6/22)			16.6	16.6	16.6	16.6

Total			17.0	17.5	25.4	18.0	42.4	35.5

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured loan (12.0%, due 12/16)	9.9	10.1			9.9	10.1

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.3%)	—	—			—	—

Rebellion Media Group Corp.(4)	Diversified digital media company	Senior secured loan (due 7/16)(3)			5.7	2.4	5.7	2.4

Roark—Money Mailer, LLC(5)	Shared mail direct marketing company	Common membership units (6% interest)			—	1.7	—	1.7

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)	1.1	3.8			1.1	3.8
		Common stock (15,393 shares)	—	—			—	—

Total			11.0	13.9	5.7	4.1	16.7	18.0

Total Investments before Pro Forma Adjustments			8,980.8	8,900.4	4,200.8	4,062.1	13,181.6	12,962.5
Pro Forma Adjustments:
Actual exits and repayments of American Capital investments between July 1, 2016 and July 31, 2016(6)					(321.2)	(659.8)	(321.2)	(659.8)

Investments expected to be sold pursuant to contractual agreements as of July 31, 2016(7)					(117.2)	(111.1)	(117.2)	(111.1)

			Ares Capital		American Capital		Pro Forma Ares Capital
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Estimated Purchase Price Allocation Adjustment(1)								(181.0)

Total Investments			$8,980.8	$8,900.4	$3,762.4	$3,291.2	$12,743.2	$12,010.6

(1)
Upon consummation of the Merger and in accordance with ASC 805 50, Business Combinations Related Issues, we will be required to allocate the purchase price of American Capital's assets based on our estimate of the fair value of such assets and record such fair value as the cost basis and initial fair value of each such investment in our financial statements. In this regard, our management determined that the fair value ascribed to American Capital's investments should be reduced by approximately $181 million to reflect the lower fair value as determined by Ares Capital. As a result, such adjustment has been reflected in a single line item entitled "Estimated Purchase Price Allocation Adjustment." However, a final determination of the fair value of American Capital's investments will be made after the Merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment.

(2)
Has a payment-in-kind (PIK) interest feature.

(3)
Loan is on non-accrual status at June 30, 2016.

(4)
As defined in the Investment Company Act, the combined company "Controls" this portfolio company because it owns 25% or more of its outstanding voting securities and/or the combined company has the power to exercise control over the management or policies of the portfolio company.

(5)
As defined in the Investment Company Act, the combined company is an "Affiliated Person" to this portfolio company because it owns 5% or more of its outstanding voting securities and/or the combined company has the power to exercise control over the management or policies of the portfolio company (including through a management agreement).

(6)
Includes actual exits and repayments of American Capital's investments occurring between July 1, 2016 and July 31, 2016, including the Mortgage Manager Sale.

(7)
Includes investments expected to be sold pursuant to contractual agreements as of July 31, 2016. Ares Capital and American Capital cannot assure you that it will sell all or any portion of these investments.

(8)
In conjunction with the completion of the Mergers, ACAM will merge with and into IHAM, with IHAM remaining as the surviving entity in such merger. Pro forma for the Mergers and the Mortgage Manager Sale, the amortized cost and fair value of IHAM as of June 30, 2016 would be approximately $592.6 million and $652.8 million, respectively.

1.     Basis of Pro Forma Presentation

        The unaudited pro forma condensed consolidated financial information related to the Mergers is included as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015. On May 23, 2016, we and American Capital entered into the Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $3.2 billion in total cash and stock consideration which is based upon a price of $15.14 per share of Ares Capital common stock as of July 31, 2016 and an implied value per share of American Capital common stock of $13.72. The pro forma adjustments included herein reflect the conversion of American Capital common stock into Ares Capital common stock using an exchange ratio of 0.483 of a share of Ares Capital common stock, for each of the approximately 229.9 million shares of American Capital common stock outstanding as of July 31, 2016. Each share of American Capital common stock issued and outstanding immediately prior to the effective time of the Mergers will also be entitled to (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash (representing an aggregate amount of approximately $275) from Ares Capital Management, acting solely on its own behalf and (3) certain Ares Capital dividend make-up amounts, if applicable. Separately, upon completion of the Mergers, each share of American Capital common stock will also be entitled to receive $2.45 per share in cash, which amount represents the per share cash consideration to be paid to American Capital as a result of the completion of the Mortgage Manager Sale, which occurred on July 1, 2016.

        The merger of Acquisition Sub with and into American Capital will be accounted for as an asset acquisition of American Capital by Ares Capital in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations-Related Issues. The fair value of the merger consideration paid by us is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by us, then we would recognize a deemed contribution from Ares Capital Management in an amount up to approximately $275. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by us and by Ares Capital Management, then we would recognize a purchase accounting gain. Alternatively, if the fair value of the net assets acquired is less than the fair value of the merger consideration paid by us, then we would recognize a purchase accounting loss. As indicated in Note 2 below regarding the preliminary pro forma purchase price allocation calculated as of June 30, 2016, the estimated fair value of the net assets acquired on a pro forma basis exceeds the estimated fair value of the merger consideration paid by us resulting in the recognition of a deemed contribution from Ares Capital Management of approximately $32, which would be recorded by Ares Capital in the period the Mergers are completed.

        Under the Investment Company Act, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include its accounts and the accounts of all our consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

        In determining the fair value of the assets to be acquired, we follow ASC 820-10, Fair Value Measurements, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires us to assume that the portfolio investment is sold in its principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, we have considered its principal market as the market in which Ares Capital exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that Ares Capital has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10. Consistent with our valuation policy, it evaluates the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of its investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it. As of June 30, 2016, substantially all of the investments held by us and American Capital are Level 3 investments.

        The following table presents fair value measurements of investments for the pro forma combined company as of June 30, 2016:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Investments not measured at net asset value(1)	$11,878	$2	$377	$11,499
Investments measured at net asset value(1)	132

Total Investments	$12,010

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents changes in investments that use Level 3 inputs between the actual June 30, 2016 amounts and those presented for the pro forma combined company as of June 30, 2016:

	Actual Ares Capital	Actual American Capital	Pro Forma Adjustments	Pro Forma Combined Ares Capital
Actual balance as of June 30, 2016	$8,893	$3,560	$—	$12,453
Estimated purchase price allocation adjustment	—	—	(183)	(183)
Actual exits and repayments of American Capital investments between July 1, 2016 and July 31, 2016	—	(660)	—	(660)
Investments expected to be sold pursuant to contractual agreements as of July 31, 2016	—	(111)	—	(111)
Net transfers in and/or out of Level 3	—	—	—	—

Pro Forma Balance as of June 30, 2016	$8,893	$2,789	$(183)	$11,499

        As of June 30, 2016, the net unrealized depreciation on the investments that use Level 3 inputs for the pro forma combined company was $86.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned.

        The unaudited pro forma condensed consolidated financial information includes preliminary estimated purchase price allocation adjustments to record the assets and liabilities of American Capital at their respective estimated fair values and represents our estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated fair values of American Capital's assets and liabilities as of the effective time of the Mergers. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this prospectus. Increases or decreases in the estimated fair values of the net assets and other items of American Capital as compared to the information shown in this prospectus may change the amount of the purchase price recognized as a deemed contribution, income or loss in accordance with ASC 805-50.

        The unaudited pro forma condensed consolidated financial information presented in this prospectus is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Mergers been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.

2.     Preliminary Purchase Accounting Allocations

        The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 assuming the Mergers and the Other Pro Forma Transactions had been completed on June 30, 2016. The unaudited pro forma condensed consolidated income statements for the six months ended June 30, 2016 and for the year ended December 31, 2015 were prepared assuming the Mergers and the Other Pro Forma Transactions had been completed on December 31, 2014.

        The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 111.0 million shares of Ares Capital common stock pursuant to the Merger Agreement.

        The merger of Acquisition Sub with and into American Capital will be accounted for using the asset acquisition method of accounting; accordingly, the merger consideration paid by us in connection with the Mergers will be allocated to the acquired assets and assumed liabilities of American Capital at their relative fair values estimated by us as of the effective time. The excess fair value of the net assets acquired over the fair value of the merger consideration paid by us is recognized as a deemed contribution from Ares Capital Management in an amount up to approximately $275. Accordingly, the pro forma purchase price has been allocated to the assets acquired and the liabilities assumed based on our estimate of relative fair values as summarized in the following table:

Pro Forma American Capital June 30, 2016
Common stock issued	$1,681
Cash consideration paid	1,474
Deemed contribution from Ares Capital Management	32

Total purchase price	$3,187

Assets acquired:
Investments	$3,110
Cash and cash equivalents	172
Other assets	100

Total assets acquired	$3,382
Other liabilities assumed	(195)

Net assets acquired	$3,187

3.     Preliminary Pro Forma Adjustments

        The preliminary pro forma purchase accounting allocation included in the unaudited pro forma condensed consolidated financial information is as follows:

A.
To reflect American Capital's balance sheet as of June 30, 2016, updated for estimated changes subsequent to June 30, 2016:

	Actual American Capital June 30, 2016	Pro Forma Adjustments		Adjusted American Capital June 30, 2016
Investments, at fair value	$4,062	$(771)	(1)	$3,291
Cash and cash equivalents	914	(18)	(1)(2)(3)	896
Other assets	358	(13)		345

Total assets	$5,334	$(802)		$4,532

Debt	$784	$(784)	(2)	$—
Other liabilities	132	(8)		124

Total liabilities	916	(792)		124

Net assets	4,418	(10)	(3)	4,408

Total liabilities and net assets	$5,334	$(802)		$4,532

(1)
Includes actual exits and repayments of investments occurring between July 1, 2016 and July 31, 2016 of $660 at fair value (total proceeds of $658), including the Mortgage Manager Sale. Also includes investments expected to be sold pursuant to contractual agreements as of

  July 31, 2016 of $111 at fair value (total proceeds of $112). We and American Capital cannot assure you that American Capital will sell all or any portion of these investments.

(2)
Reflects the use of available cash to repay all outstanding indebtedness as of June 30, 2016.

(3)
Includes proceeds received from 0.3 million stock options exercised from July 1, 2016 through July 31, 2016, totaling $3.
B.
To reflect the acquisition of American Capital by the issuance of approximately 111.0 million shares of Ares Capital common stock. The table below reflects the allocation of the purchase price on the basis of our estimate of the fair value of assets acquired and liabilities assumed:

  Components of the purchase price:

	Adjusted American Capital June 30, 2016	Pro Forma Adjustments		Pro Forma June 30, 2016
Common stock issued				$1,681
Cash consideration paid				1,474
Deemed contribution from Ares Capital Management				32

Total purchase price				$3,187

Assets acquired:
Investments, at fair value	$3,291	$(181)	(1)	$3,110
Cash and cash equivalents	896	(724)	(2)(3)	172
Deferred tax asset	235	(235)	(1)	—
Other assets	110	(10)	(1)	100

Total assets acquired	$4,532	$(1,150)		$3,382
Other liabilities assumed	(124)	(71)	(1)(2)	(195)

Net assets acquired	$4,408	$(1,221)		$3,187

(1)
Primarily to reflect the allocation of the purchase price to American Capital's assets and liabilities based on our estimates of fair value. There is no single approach for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process. The adjustment to other liabilities includes an adjustment to record a liability for the estimated loss on future lease payments of $51.

(2)
In addition to the net effect of the fair value adjustments to American Capital's assets and liabilities, the net assets of American Capital were decreased for various transaction costs expected to be incurred by American Capital of approximately $182, including $21 of other liabilities expected to be paid within the 24 months following the completion of the Mergers.

(3)
Pursuant to the Merger Agreement, in connection with the Mortgage Manager Sale, American Capital stockholders will receive a distribution equal to approximately $563.
C.
The net assets of the pro forma combined company were decreased for the cash consideration paid by us to American Capital stockholders of approximately $6.41 per fully diluted share, or approximately $1,474.

D.
The pro forma adjustment to cash and cash equivalents primarily reflects draws under our revolving credit facilities with the cash proceeds used to fund the various net cash requirements of Ares Capital related to the Mergers, including certain costs expected to be incurred by Ares Capital related to the Mergers. For the purposes of these unaudited pro forma condensed consolidated financial statements, it is assumed that the Revolving Funding Facility (defined below) is amended and upsized from its current committed amount of $540 to $1,000 as contemplated by the Debt Commitment Letter (as defined in the Merger Agreement). The net assets of the pro forma combined company were decreased by $27 to reflect various other costs expected to be incurred by us in connection with the Mergers.

E.
Investment income and any unrealized gains and losses associated with actual exits and repayments of investments occurring between July 1, 2016 and July 31, 2016, including the Mortgage Manager Sale, or expected to be sold pursuant to contractual agreements as of July 31, 2016 were removed from the pro forma condensed consolidated statement of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015.

F.
Reflects the reduction to interest expense associated with the repayment of all outstanding indebtedness of American Capital as of June 30, 2016. Also reflects the interest expense associated with the additional draws under our revolving credit facilities assumed in Note D above.

G.
Base management fees were computed based on 1.5% of average total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) per our investment advisory and management agreement.

H.
Income based and capital gains incentive fees were recomputed based on the formulas described in our investment advisory and management agreement. The additional income based fees prior to the consideration of the fee waiver from Ares Capital Management for the six months ended June 30, 2016 and for the year ended December 31, 2015 were $16 and $25, respectively. After applying the fee waiver for such periods, the reduction in the income based fees for the six months ended June 30, 2016 and for the year ended December 31, 2015 were $4 and $15, respectively.

I.
Adjustments to other expenses were made to reflect compensation costs for American Capital employees that would have been covered by the base management fees paid to Ares Capital Management and therefore would not be directly incurred by us. Additionally, all American Capital stock option costs were excluded as such costs would not exist at the Company as there is no stock option plan maintained by us. Lastly, any actual costs incurred related to the Mergers and the Other Pro Forma Transactions were also excluded.

J.
Adjustments were made to reflect that American Capital would have been a RIC under the Code and operated in a manner so as to qualify for the tax treatment applicable to RICs. For the periods presented, American Capital was subject to taxation as a corporation under Subchapter C of the Code.

K.
Total shares outstanding as of June 30, 2016 have been adjusted to reflect the following:

Ares Capital shares outstanding as of June 30, 2016	313,954,008
Estimated shares issued in connection with the Mergers reflected as outstanding for the periods presented	111,053,353

Ares Capital adjusted shares outstanding as of June 30, 2016	425,007,361

        Weighted average shares for the six months ended June 30, 2016 and the year ended December 31, 2015 have been adjusted to reflect the following:

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Ares Capital weighted average shares outstanding	314,123,517	314,375,099
Estimated shares issued in connection with the Mergers reflected as outstanding for the periods presented	111,053,353	111,053,353

Ares Capital adjusted weighted average shares outstanding	425,176,870	425,428,452

L.
Includes compensation costs for certain American Capital employees that would have been subject to reimbursement by us, pursuant to the administrative agreement with our administrator, Ares Operations, for our allocable share of such compensation. For the six months ended June 30, 2016, includes such compensation costs of $28. For the year ended December 31, 2015, includes such compensation costs of $57. These compensation costs as well as other general and administrative expenses do not reflect any potential expense efficiencies of the Mergers.

USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our debt securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness (approximately $3.9 billion aggregate principal amount outstanding as of June 30, 2016) under (a) the Revolving Credit Facility (as defined below) ($1,165.0 million outstanding as of June 30, 2016), (b) the Revolving Funding Facility (as defined below) (approximately $53.0 million outstanding as of June 30, 2016), (c) the SMBC Funding Facility (as defined below) (approximately $122.0 million outstanding as of June 30, 2016), (d) the 2017 Convertible Notes (approximately $162.5 million aggregate principal amount outstanding as of June 30, 2016), (e) the 2018 Convertible Notes (approximately $270.0 million aggregate principal amount outstanding as of June 30, 2016), (f) the 2019 Convertible Notes (approximately $300.0 million aggregate principal amount outstanding as of June 30, 2016), (g) the 2018 Notes (as defined below) (approximately $750.0 million aggregate principal amount outstanding as of June 30, 2016), (h) the 2020 Notes (as defined below) (approximately $600.0 million aggregate principal amount outstanding as of June 30, 2016), (i) the October 2022 Notes (as defined below) (approximately $182.5 million aggregate principal amount outstanding as of June 30, 2016), and (j) the 2047 Notes (as defined below) (approximately $229.6 million aggregate principal amount outstanding as of June 30, 2016). In addition, we may also use the net proceeds of an offering to fund our cash portion of the merger consideration for the pending American Capital Acquisition. See "Pending American Capital Acquisition" for more information on the terms of the American Capital Acquisition.

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one-, two-, three- or six-month) plus an applicable spread of either 1.75% or 2.00% or an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of either 0.75% or 1.00%, in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of June 30, 2016, one-, two-, three- and six-month LIBOR was 0.47%, 0.55%, 0.65% and 0.92%, respectively. For $1,195.0 million of the total Revolving Credit Facility capacity, the expiration date is May 4, 2021 and for the remaining $70.0 million, the expiration date is May 4, 2020. The interest charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus applicable spreads ranging from 2.25% to 2.50% and ranging from 1.25% to 1.50% over "base rate" (as defined in the agreements governing the Revolving Funding Facility), in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the facility. The Revolving Funding Facility is scheduled to expire on May 14, 2019 (subject to extension exercisable upon mutual consent). The interest rate charged on the indebtedness incurred under the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. The SMBC Funding Facility is scheduled to expire on September 14, 2022 (subject to two one-year extension options exercisable upon mutual consent). The interest charged on the Convertible Unsecured Notes and the Unsecured Notes is as follows: (a) 4.875% in the case of the 2017 Convertible Notes, (b) 4.75% in the case of the 2018 Convertible Notes, (c) 4.375% in the case of the 2019 Convertible Notes, (d) 4.875% in the case of the 2018 Notes, (e) 3.875% in the case of the 2020 Notes, (f) 5.875% in the case of the October 2022 Notes and (g) 6.875% in the case of the 2047 Notes. The 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes mature on March 15, 2017, January 15, 2018 and January 15, 2019, respectively. The 2018 Notes, the 2020 Notes, the October 2022 Notes and the 2047 Notes mature on November 30, 2018, January 15, 2020, October 1, 2022 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of debt securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

RATIOS OF EARNINGS TO FIXED CHARGES

              For the six months ended June 30, 2016 and years ended December 31, 2015, 2014, 2013, 2012 and 2011, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
Earnings to Fixed Charges(1)	4.1	2.7	(2)	3.8	(3)	3.9	4.6	(4)	3.7	(5)

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP. Net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP can vary substantially from period to period.

    •
    Excluding the net realized and unrealized gains or losses and the capital gains incentive fee expense accrued in accordance with GAAP, the earnings to fixed charges ratio would be 3.5 for the six months ended June 30, 2016, 3.2 for the year ended December 31, 2015, 3.2 for the year ended December 31, 2014, 3.7 for the year ended December 31, 2013, 3.7 for the year ended December 31, 2012 and 3.6 for the year ended December 31, 2011.

(2)
Earnings for the year ended December 31, 2015 included a net realized loss on the extinguishment of debt of $6.6 million.

(3)
Earnings for the year ended December 31, 2014 included a net realized loss on the extinguishment of debt of $0.1 million.

(4)
Earnings for the year ended December 31, 2012 included a net realized loss on the extinguishment of debt of $2.7 million.

(5)
Earnings for the year ended December 31, 2011 included a net realized loss on the extinguishment of debt of $19.3 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital," the "Unaudited Selected Pro Forma Condensed Consolidated Financial Data," the "Unaudited Pro Forma Condensed Consolidated Financial Statements" and our and American Capital's financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

              We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act").

              We are externally managed by Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator, Ares Operations LLC ("Ares Operations" or our "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              Since our initial public offering ("IPO") on October 8, 2004 through June 30, 2016, our exited investments resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $13.3 billion and total proceeds from such exited investments of approximately $16.3 billion). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 70% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              Additionally, since our IPO on October 8, 2004 through June 30, 2016, our realized gains have exceeded our realized losses by approximately $537 million (excluding a one-time gain on the acquisition of Allied Capital Corporation ("Allied Capital") and realized gains/losses from the extinguishment of debt and from other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and from other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              We have elected to be treated as a regulated investment company, or a "RIC", under the Code, and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

              In addition, on May 23, 2016, we entered into the Merger Agreement to acquire American Capital, a Delaware corporation, in a cash and stock transaction. As of May 20, 2016, the last full trading day prior to the announcement of the American Capital Acquisition, the transaction had an implied value of approximately $4.0 billion, or $17.40 per fully diluted share of American Capital common stock. As of July 27, 2016, the transaction had an implied value of approximately $4.0 billion, or $17.43 per fully diluted share of American Capital common stock. See "Pending American Capital Acquisition" for more information on the American Capital Acquisition.

PORTFOLIO AND INVESTMENT ACTIVITY

              Our investment activity for the six months ended June 30, 2016 and 2015 and for the years ended December 31, 2015, 2014 and 2013 is presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Six Months Ended June 30,		For the Years Ended December 31,
(dollar amounts in millions)	2016	2015	2015	2014	2013
New investment commitments(1):
New portfolio companies	$649.4	$593.5	$2,482.4	$2,283.8	$2,148.5
Existing portfolio companies(2)	361.1	727.0	1,334.2	2,294.8	1,854.4

Total new investment commitments(3)	1,010.5	1,320.5	3,816.6	4,578.6	4,002.9
Less:
Investment commitments exited(4)	1,243.2	1,906.4	3,816.0	3,539.8	1,840.0

Net investment commitments (exited)	$(232.7)	$(585.9)	$0.6	$1,038.8	$2,162.9
Principal amount of investments funded:
First lien senior secured loans	$621.6	$449.9	$2,070.6	$2,642.1	$2,011.1
Second lien senior secured loans	284.8	614.1	1,232.2	1,046.9	602.8
Subordinated certificates of the SSLP(5)	3.0	217.7	228.7	463.6	652.5
Senior subordinated debt	94.3	90.3	257.1	298.8	181.0
Preferred equity securities	5.7	13.9	89.3	13.7	1.8
Other equity securities	6.6	9.5	27.1	69.2	44.0

Total	$1,016.0	$1,395.4	$3,905.0	$4,534.3	$3,493.2
Principal amount of investments sold or repaid:
First lien senior secured loans	$692.1	$1,408.4	$2,948.6	$2,326.0	$885.8
Second lien senior secured loans	427.6	154.0	194.6	444.3	526.1
Subordinated certificates of the SSLP	—	162.8	329.7	174.3	145.2
Senior subordinated debt	52.9	80.9	132.6	143.5	201.0
Preferred equity securities	1.9	8.6	11.1	31.2	26.3
Other equity securities	28.8	15.5	32.6	88.7	16.8
Commercial real estate	—	0.4	2.1	4.8	0.2

Total	$1,203.3	$1,830.6	$3,651.3	$3,212.8	$1,801.4
Number of new investment commitments(6)	30	39	86	115	95
Average new investment commitment amount	$33.7	$33.9	$44.4	$39.8	$42.1
Weighted average term for new investment commitments (in months)	60	75	65	73	74
Percentage of new investment commitments at floating rates	87%	91%	89%	90%	89%
Percentage of new investment commitments at fixed rates	11%	8%	8%	8%	10%
Weighted average yield of debt and other income producing securities(7):
Funded during the period at amortized cost	9.2%	9.8%	9.0%	9.0%	9.8%
Funded during the period at fair value(8)	9.2%	9.8%	9.0%	9.0%	9.8%
Exited or repaid during the period at amortized cost	8.9%	7.9%	7.9%	8.3%	9.8%
Exited or repaid during the period at fair value(8)	9.0%	7.9%	7.9%	8.3%	9.7%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans. See "Off Balance Sheet Arrangements" as well as Note 7 to our consolidated financial statements for the three and six months ended June 30, 2016 and for the year ended December 31, 2015, for more information on our commitments to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in first lien senior secured loans of middle market companies of $0.0 million and $212.1 million for the six months ended June 30, 2016 and 2015, respectively, and $219.4 million, $494.2 million and $736.6 million for the years ended December 31, 2015, 2014 and 2013, respectively

(3)
Includes both funded and unfunded commitments. Of these new investment commitments, we funded $895.5 million and $1,191.2 million for the six months ended June 30, 2016 and 2015, respectively, and $3,571.4 million, $4,112.4 million and $3,382.7 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(4)
Includes both funded and unfunded commitments. For the six months ended June 30, 2016 and 2015, investment commitments exited included exits of unfunded commitments of $107.8 million and $262.0 million, respectively. For the years ended December 31, 2015, 2014 and 2013, investment commitments exited included exits of unfunded commitments of $263.1 million, $448.9 million and $113.2 million, respectively.

(5)
See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the three and six months ended June 30, 2016 and for the year ended December 31, 2015 for more information on the SSLP.

(6)
Number of new investment commitments represents each commitment to a particular portfolio company or a commitment to multiple companies as part of an individual transaction (e.g., the purchase of a portfolio of investments).

(7)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

(8)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

              As of June 30, 2016 and December 31, 2015, our investments consisted of the following:

	As of
	June 30, 2016		December 31, 2015
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien senior secured loans	$2,612.6	$2,554.1	$2,735.2	$2,638.8
Second lien senior secured loans	2,830.8	2,766.0	2,944.6	2,861.3
Subordinated certificates of the SSLP(1)	1,938.5	1,899.8	1,935.4	1,884.9
Senior subordinated debt	716.7	714.3	663.0	654.1
Preferred equity securities	458.7	372.5	435.1	375.8
Other equity securities	423.5	593.7	434.4	640.5
Commercial real estate	—	—	—	0.1

Total	$8,980.8	$8,900.4	$9,147.7	$9,055.5

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 32 and 41 different borrowers as of June 30, 2016 and December 31, 2015, respectively.

              The weighted average yields at amortized cost and fair value of the following portions of our portfolio as of June 30, 2016 and December 31, 2015 were as follows:

	As of
	June 30, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities(1)	9.8%	9.9%	10.1%	10.3%
Total portfolio(2)	8.9%	9.0%	9.1%	9.2%
First lien senior secured loans(2)	8.3%	8.5%	8.2%	8.5%
Second lien senior secured loans(2)	9.8%	10.0%	9.4%	9.7%
Subordinated certificates of the SSLP(2)(3)	10.0%	10.2%	12.0%	12.3%
Senior subordinated debt(2)	12.0%	12.1%	11.6%	11.7%
Income producing equity securities(2)	12.3%	13.2%	11.0%	11.7%

(1)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

(2)
"Weighted average yields" are computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value as applicable.

(3)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

              Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of June 30, 2016 and December 31, 2015:

	As of
	June 30, 2016				December 31, 2015
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$109.5	1.2%	11	5.1%	$28.6	0.3%	8	3.7%
Grade 2	524.6	5.9%	14	6.6%	445.6	4.9%	16	7.3%
Grade 3	7,341.0	82.5%	167	78.0%	7,824.5	86.4%	174	79.8%
Grade 4	925.3	10.4%	22	10.3%	756.8	8.4%	20	9.2%

Total	$8,900.4	100.0%	214	100.0%	$9,055.5	100.0%	218	100.0%

              As of June 30, 2016 and December 31, 2015, the weighted average grade of the investments in our portfolio at fair value was 3.0 and 3.0, respectively.

              As of June 30, 2016, loans on non-accrual status represented 1.3% and 0.7% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2015, loans on non-accrual status represented 2.6% and 1.7% of the total investments at amortized cost and at fair value, respectively.

    Senior Direct Lending Program

              In December 2015, we established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and a client of Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of June 30, 2016, we and Varagon have agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of June 30, 2016, we agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              During the three months ended December 31, 2015, we entered into an agreement with the SDLP to sell certain of our investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes and as additional loans are added to such agreement. See "Recent Developments," as well as Note 16 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information on the SDLP.

    Senior Secured Loan Program

              We and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form of the SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of June 30, 2016 and December 31, 2015, the Company and GE had outstanding amounts funded of approximately $7.1 billion and $8.5 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of June 30, 2016 and December 31, 2015, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $94.5 million and $198.6 million, respectively, which had been approved by the investment committee of the SSLP as described above.

              As of June 30, 2016 and December 31, 2015, we had outstanding amounts funded of approximately $2.0 billion and $2.0 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of June 30, 2016 and December 31, 2015, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $14.9 million and $32.6 million, respectively. As discussed above, it is not anticipated that we will make new investments through the SSLP.

              As of June 30, 2016 and December 31, 2015, the SSLP had total assets of $7.1 billion and $8.5 billion, respectively. As of June 30, 2016 and December 31, 2015, GE's investment in the SSLP consisted of the Senior Notes of $4.8 billion and $6.2 billion, respectively, and SSLP Certificates of $286.3 million and $285.8 million, respectively. As of June 30, 2016 and December 31, 2015, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

              The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. We expect that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

              As of June 30, 2016 and December 31, 2015, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of June 30, 2016 and December 31, 2015, none of these loans were on non-accrual status. The portfolio companies in the SSLP are in industries similar to the companies in our portfolio.

              Below is a summary of the SSLP's portfolio, followed by a listing of the individual first lien senior secured loans in the SSLP's portfolio as of June 30, 2016 and December 31, 2015:

	As of
(dollar amounts in millions)	June 30, 2016	December 31, 2015
Total first lien senior secured loans(1)	$6,246.7	$8,138.5
Weighted average yield on first lien senior secured loans(2)	6.8%	6.7%
Number of borrowers in the SSLP	32	41
Largest loan to a single borrower(1)	$341.6	$345.9
Total of five largest loans to borrowers(1)	$1,479.3	$1,579.9

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

SSLP Loan Portfolio as of June 30, 2016

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
ADG, LLC	Dental services provider	9/2019	8.1%	$202.9
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	221.2
Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	12/2020	6.3%	299.6
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use	10/2020	6.5%	148.1
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	3/2021	8.0%	249.5
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	100.8
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	191.6
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.3%	132.5
DTI Holdco, Inc.(2)(4)	Provider of legal process outsourcing and managed services	8/2020	5.8%	289.4
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2018	6.2%	207.2
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	174.6
Gehl Foods, LLC(4)	Producer of low-acid, aseptic food and beverage products	3/2021	7.5%	156.9
III US Holdings, LLC	Provider of library automation software and systems	6/2018	6.0%	167.4
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	261.4
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	257.6
Laborie Medical Technologies Corp(4)	Developer and manufacturer of medical equipment	9/2019	7.3%	197.9
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	241.2
MCH Holdings, Inc.(4)	Healthcare professional provider	1/2020	6.7%	168.5
Oak Parent, Inc.(2)	Manufacturer of athletic apparel	4/2018	7.6%	268.5
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	185.0
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	10/2019	7.0%	60.9
Pretium Packaging, L.L.C(4)	Manufacturer and supplier of high performance plastic containers	6/2020	6.3%	216.0
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	10/2021	6.8%	227.7
Sanders Industries Holdings, Inc.(4)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	6.5%	76.1
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	185.5
Square Brands International, LLC	Franchisor and operator of specialty battery and light bulb retail stores	6/2021	6.7%	198.5
STATS Acquisition, LLC	Sports technology, data and content company	6/2020	8.5%	101.9
TA THI Buyer, Inc. and TA THI Parent, Inc.(4)	Collision repair company	7/2020	6.5%	341.6
The Linen Group	Provider of outsourced commercial linen and laundry services	8/2019	8.0%	95.7

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
U.S. Anesthesia Partners, Inc.(3)	Anesthesiology service provider	12/2019	6.0%	260.1
WCI-Quantum Holdings, Inc.(4)	Distributor of instructional products, services and resources	10/2020	5.8%	80.7
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	280.2

				$6,246.7

(1)
Represents the weighted average annual stated interest rate as of June 30, 2016. All interest rates are payable in cash.

(2)
We also hold a portion of this company's first lien senior secured loan.

(3)
We also hold a portion of this company's second lien senior secured loan.

(4)
We hold an equity investment in this company.

SSLP Loan Portfolio as of December 31, 2015

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
ADG, LLC	Dental services provider	9/2019	8.1%	$204.5	$204.5
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	225.3	220.8
Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	12/2020	6.3%	307.0	307.0
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use	10/2020	6.3%	148.9	142.9
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	3/2021	8.0%	257.3	257.3
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	79.5	79.5
CH Hold Corp.	Collision repair company	11/2019	5.5%	345.9	342.4
CIBT Holdings, Inc.(3)(5)	Expedited travel document processing services	12/2018	6.8%	209.0	209.0
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	117.9	114.4
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	7.0%	121.3	121.3
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	192.5	190.6
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.0%	133.2	131.9
DTI Holdco, Inc.(3)(5)	Provider of legal process outsourcing and managed services	8/2020	5.8%	297.2	288.3
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2019	6.0%	227.4	220.6
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	179.1	177.3
Gehl Foods, LLC(5)	Producer of low-acid, aseptic food and beverage products	3/2021	7.5%	159.2	157.6
Gentle Communications, LLC	Dental services provider	6/2020	6.5%	83.9	82.3
III US Holdings, LLC	Provider of library automation software and systems	6/2018	6.0%	204.0	204.0
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	262.7	257.4
Intermedix Corporation(4)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	261.0	258.4
ISS Compressors Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	6/2018	6.5%	172.8	172.8
Laborie Medical Technologies Corp(5)	Developer and manufacturer of medical equipment	9/2019	7.3%	198.9	196.9
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	242.4	242.4
MCH Holdings, Inc.(5)	Healthcare professional provider	1/2020	6.3%	173.8	173.8
MWI Holdings, Inc.(3)	Engineered springs, fasteners, and other precision components	3/2019	7.4%	254.9	254.9
Oak Parent, Inc.(3)	Manufacturer of athletic apparel	4/2018	7.6%	285.0	285.0
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	188.1	188.1
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	10/2019	7.3%	70.9	70.9
Pretium Packaging, L.L.C(5)	Manufacturer and supplier of high performance plastic containers	6/2020	6.3%	217.1	212.7
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	10/2021	6.8%	228.9	226.6
Sanders Industries Holdings, Inc.(5)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	7.0%	77.5	77.5
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	190.0	184.3
Square Brands International, LLC	Franchisor and operator of specialty battery and light bulb retail stores	6/2021	6.7%	199.5	197.5
STATS Acquisition, LLC	Sports technology, data and content company	6/2020	7.0%	102.7	97.6
Strategic Partners, Inc.(5)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.3%	286.4	286.4
TA THI Buyer, Inc. and TA THI Parent, Inc.(5)	Collision repair company	7/2020	6.5%	343.4	343.4
The Linen Group	Provider of outsourced commercial linen and laundry services	8/2019	8.0%	96.2	95.2
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	166.1	166.1

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
U.S. Anesthesia Partners, Inc.(4)	Anesthesiology service provider	12/2019	6.0%	261.4	261.4
WCI-Quantum Holdings, Inc.(5)	Distributor of instructional products, services and resources	10/2020	5.8%	84.1	83.3
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	281.6	276.0

				$8,138.5	$8,060.3

(1)
Represents the weighted average annual stated interest rate as of December 31, 2015. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with Accounting Standards Codification ("ASC") 820-10. The determination of such fair value is not included in our board of directors valuation process described elsewhere herein.

(3)
We also hold a portion of this company's first lien senior secured loan.

(4)
We also hold a portion of this company's second lien senior secured loan.

(5)
We hold an equity investment in this company.

              The amortized cost and fair value of our SSLP Certificates were $1.9 billion and $1.9 billion, respectively, as of June 30, 2016, and $1.9 billion and $1.9 billion, respectively, as of December 31, 2015. As described above, the SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the underlying loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than both the coupon on the SSLP Certificates as well as the weighted average yield on the SSLP's portfolio of 6.8% and 6.7% as of June 30, 2016 and December 31, 2015, respectively. Our yield on our investment in the SSLP at amortized cost and fair value was 10.0% and 10.2%, respectively, as of June 30, 2016, and 12.0% and 12.3%, respectively, as of December 31, 2015. For the three and six months ended June 30, 2016, we earned interest income of $57.6 million and $116.4 million, respectively, from our investment in the SSLP Certificates. For the three and six months ended June 30, 2015, we earned interest income of $69.9 million and $138.2 million, respectively, from our investment in the SSLP Certificates.

              We are also entitled to certain fees in connection with the SSLP. For the three and six months ended June 30, 2016, in connection with the SSLP, we earned capital structuring service, sourcing and other fees totaling $5.7 million and $11.4 million, respectively. For the three and six months ended June 30, 2015, in connection with the SSLP, we earned capital structuring service, sourcing and other fees totaling $18.7 million and $33.4 million, respectively.

              Selected financial information for the SSLP as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, was as follows:

	As of
(in millions)	June 30, 2016	December 31, 2015
Selected Balance Sheet Information:
Investments in loans receivable, net	$6,210.7	$8,090.0
Cash and other assets	877.7	437.4

Total assets	$7,088.4	$8,527.4

Senior notes	$4,820.5	$6,248.4
Other liabilities	56.9	72.8

Total liabilities	4,877.4	6,321.2
Subordinated certificates and members' capital	2,211.1	2,206.2

Total liabilities and members' capital	$7,088.4	$8,527.4

	For the Six Months Ended June 30,
(in millions)	2016	2015
Selected Statement of Operations Information:
Total interest and other income	$271.9	$338.1
Interest expense	92.4	115.0
Management and sourcing fees	28.8	36.5
Other expenses	13.2	29.0

Total expenses	134.4	180.5

Net income	$137.5	$157.6

RESULTS OF OPERATIONS

For the three and six months ended June 30, 2016 and 2015

              Operating results for the three and six months ended June 30, 2016 and 2015 were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in millions)	2016	2015	2016	2015
Total investment income	$245.3	$249.5	$493.3	$502.7
Total expenses	136.0	138.4	266.1	266.4

Net investment income before income taxes	109.3	111.1	227.2	236.3
Income tax expense, including excise tax	4.0	2.6	9.2	6.1

Net investment income	105.3	108.5	218.0	230.2
Net realized gains on investments and foreign currency transactions	30.6	24.2	58.0	56.0
Net unrealized gains (losses) on investments, foreign currency and other transactions	21.5	13.8	13.0	(35.3)
Realized losses on extinguishment of debt	—	—	—	(3.8)

Net increase in stockholders' equity resulting from operations	$157.4	$146.5	$289.0	$247.1

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in millions)	2016	2015	2016	2015
Interest income from investments	$204.0	$201.3	$411.2	$399.9
Capital structuring service fees	12.2	23.1	27.8	43.2
Dividend income	20.8	14.8	37.3	39.4
Management and other fees	4.6	6.2	9.6	12.3
Other income	3.7	4.1	7.4	7.9

Total investment income	$245.3	$249.5	$493.3	$502.7

              The increase in interest income from investments for the three months ended June 30, 2016 from the comparable period in 2015 was primarily due to an increase in the size of our portfolio, partially offset by a decrease in the weighted average yield of our portfolio. The size of our portfolio increased from an average of $8.4 billion at amortized cost for the three months ended June 30, 2015 to an average of $9.1 billion at amortized cost for the comparable period in 2016. The weighted average yield of our portfolio decreased from 9.6% for the three months ended June 30, 2015 to 9.1% for the comparable period in 2016, primarily driven by the decrease in the yield of the SSLP Certificates. The decrease in capital structuring service fees for the three months ended June 30, 2016 from the comparable period in 2015 was due to the decrease in new investment commitments, which decreased from $820.3 million for the three months ended June 30, 2015 to $539.9 million for the comparable period in 2016 as well as the decrease in the weighted average capital structuring fees received on new investment commitments, which decreased from 2.8% for the three months ended June 30, 2015 to 2.2% in the comparable period in 2016. This decline was in part driven by the SSLP no longer making new investments. Dividend income for the three months ended June 30, 2016 and 2015 included dividends received from IHAM totaling $10.0 million for both periods. Also during the three months ended June 30, 2016, we received $4.6 million in other non-recurring dividends from non-income producing equity securities compared to $1.8 million for the comparable period in 2015. Dividend income for the three months ended June 30, 2016 also included new recurring dividends of $2.5 million. The decrease in management and other fees for the three months ended June 30, 2016 from the comparable period in 2015 was primarily due to lower sourcing fees from the SSLP driven by the decrease in size of the SSLP portfolio.

              The increase in interest income from investments for the six months ended June 30, 2016 from the comparable period in 2015 was primarily due to an increase in the size of our portfolio, partially offset by a decrease in the weighted average yield of our portfolio. The size of our portfolio increased from an average of $8.6 billion at amortized cost for the six months ended June 30, 2015 to an average of $9.1 billion at amortized cost for the comparable period in 2016. The weighted average yield of our portfolio decreased from 9.4% for the six months ended June 30, 2015 to 9.1% for the comparable period in 2016, primarily driven by the decrease in the yield of the SSLP Certificates. The decrease in capital structuring service fees for the six months ended June 30, 2016 from the comparable period in 2015 was due to the decrease in new investment commitments, which decreased from $1.3 billion for the six months ended June 30, 2015 to $1.0 billion for the comparable period in 2016, as well as the decrease in the weighted average capital structuring service fees received on new investment commitments, which decreased from 3.3% for the six months ended June 30, 2015 to 2.7% for the comparable period in 2016. This decline was in part driven by the SSLP no longer making new investments. Dividend income for the six months ended June 30, 2016 and 2015 included dividends received from IHAM totaling $20.0 million and $30.0 million, respectively. The dividends received from IHAM for the six months ended June 30, 2015 included additional dividends of $10.0 million that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the six months ended June 30, 2016, we received $5.3 million in other non-recurring dividends from non-income producing equity securities compared to $3.3 million for the comparable period in 2015. Dividend income for the six months ended June 30, 2016 also included new recurring dividends of $4.9 million. The decrease in management and other fees for the six months ended June 30, 2016 from the comparable period in 2015 was primarily due to lower sourcing fees from the SSLP driven by the decrease in size of the SSLP portfolio.

Operating Expenses

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in millions)	2016	2015	2016	2015
Interest and credit facility fees	$45.3	$56.4	$95.6	$115.0
Base management fees	34.5	33.0	69.2	66.9
Income based fees	28.9	29.0	58.0	58.3
Capital gains incentive fees	10.4	7.7	14.2	3.5
Administrative fees	3.3	3.5	6.8	7.0
Professional fees and other costs related to the American Capital Acquisition	6.6	—	8.0	—
Other general and administrative	7.0	8.8	14.3	15.7

Total operating expenses	$136.0	$138.4	$266.1	$266.4

              Interest and credit facility fees for the three and six months ended June 30, 2016 and 2015, were comprised of the following:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in millions)	2016	2015	2016	2015
Stated interest expense	$39.0	$45.2	$81.5	$92.4
Facility fees	1.2	2.9	2.5	5.8
Amortization of debt issuance costs	3.5	4.3	7.4	8.7
Accretion of net discount on notes payable	1.6	4.0	4.2	8.1

Total interest and credit facility fees	$45.3	$56.4	$95.6	$115.0

              Stated interest expense for the three months ended June 30, 2016 decreased from the comparable period in 2015 primarily due to the decrease in our weighted average stated interest rate of our debt outstanding, partially offset by an increase in the average principal amount of debt outstanding. The weighted average stated interest rate on our outstanding debt was 4.0% for the three months ended June 30, 2016 as compared to 5.2% for the comparable period in 2015 primarily as a result of the maturity of the higher cost $575.0 million aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") and the $230.0 million aggregate principal amount of unsecured convertible notes (the "June 2016 Convertible Notes") and increased utilization of our lower cost revolving facilities. For the three months ended June 30, 2016, our average principal debt outstanding increased to $3.9 billion as compared to $3.5 billion for the comparable period in 2015. Facility fees for the three months ended June 30, 2016 decreased from the comparable period in 2015 primarily due to the increased utilization of our revolving facilities resulting in lower unused commitment fees. Amortization of debt issuance costs and accretion of net discount on notes payable for the three months ended June 30, 2016 decreased from the comparable period in 2015 primarily due to the maturity of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

              Stated interest expense for the six months ended June 30, 2016 decreased from the comparable period in 2015 primarily due to the decrease in our weighted average stated interest rate of our debt outstanding, partially offset by an increase in the average principal amount of debt outstanding. The weighted average stated interest rate on our outstanding debt was 4.1% for the six months ended June 30, 2016 as compared to 5.2% for the comparable period in 2015 primarily as a result of the repayment upon maturity of the higher cost February 2016 Convertible Notes and June 2016 Convertible Notes as well as increased utilization of our lower cost revolving facilities. For the six months ended June 30, 2016, our average principal debt outstanding increased to $4.0 billion as compared to $3.6 billion for the comparable period in 2015. Facility fees for the six months ended June 30, 2016 decreased from the comparable period in 2015 primarily due to the increased utilization of our revolving facilities resulting in lower unused commitment fees. Amortization of debt issuance costs and accretion of net discount on notes payable for the six months ended June 30, 2016 decreased from the comparable period in 2015 primarily due to the maturity of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

              The increase in base management fees for the three and six months ended June 30, 2016 from the comparable period in 2015 was primarily due to the increase in the size of the portfolio. The decrease in income based fees for the three and six months ended June 30, 2016 from the comparable period in 2015 was primarily due to the decrease in net investment income excluding income based fees and capital gains incentive fees.

              For the three and six months ended June 30, 2016, the capital gains incentive fees expense calculated in accordance with U.S. generally accepted accounting principles ("GAAP") was $10.4 million and $14.2 million, respectively. For the three and six months ended June 30, 2015, the capital gains incentive fees expense calculated in accordance with GAAP was $7.7 million and $3.5 million, respectively. Capital gains incentive fee expense accrual for the three months ended June 30, 2016 increased from the comparable period in 2015 primarily due to net gains on investments, foreign currency and other transactions and the extinguishment of debt during the three months ended June 30, 2016 of $52.1 million compared to net gains of $38.0 million during the three months ended June 30, 2015. Capital gains incentive fee expense accrual for the six months ended June 30, 2016 increased from the comparable period in 2015 primarily due to net gains on investments, foreign currency and other transactions and the extinguishment of debt during the six months ended June 30, 2016 of $70.9 million compared to net gains of $16.9 million during the six months ended June 30, 2015. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of June 30, 2016, the total capital gains incentive fee accrual calculated in accordance with GAAP was $56.5 million. As of June 30, 2016, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. See Note 3 to our consolidated financial statements for the three and six months ended June 30, 2016, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

              For the three and six months ended June 30, 2016, the Company incurred $6.5 million and $8.0 million, respectively, in professional fees and other costs related to the American Capital Acquisition that were not incurred in the comparable periods in 2015.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the three and six months ended June 30, 2016, we recorded a net expense of $3.0 million and $6.0 million, respectively, for U.S. federal excise tax. For the three and six months ended June 30, 2015, we recorded a net expense of $2.4 million and $4.0 million, respectively, for U.S. federal excise tax.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three and six months ended June 30, 2016, we recorded a tax expense of approximately $1.0 million and $3.2 million, respectively, for these subsidiaries. For the three and six months ended June 30, 2015, we recorded a tax expense of approximately $0.2 million and $2.1 million, respectively, for these subsidiaries.

Net Realized Gains/Losses

              During the three months ended June 30, 2016, we had $751.7 million of sales, repayments or exits of investments resulting in $33.2 million of net realized gains on investments. These sales, repayments or exits included $35.7 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.3 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the three and six months ended June 30, 2016 for more detail on IHAM and its managed vehicles. During the three months ended June 30, 2016, net realized gains on investments of $33.2 million were comprised of $34.3 million of gross realized gains and $1.1 million of gross realized losses.

              The net realized gains on investments during the three months ended June 30, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Napa Management Services Corporation	$15.5
Netsmart Technologies, Inc.	7.7
WorldPay Group PLC	4.2
Other, net	5.8

Total	$33.2

              During the three months ended June 30, 2016, we also recognized net realized losses on foreign currency transactions of $2.5 million.

              During the three months ended June 30, 2015, we had $756.6 million of sales, repayments or exits of investments resulting in $24.9 million of net realized gains on investments. These sales, repayments or exits included $42.9 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. During the three months ended June 30, 2015, net realized gains on investments of $24.9 million were comprised of $26.7 million of gross realized gains and $1.8 million of gross realized losses.

              The net realized gains on investments during the three months ended June 30, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
TAP Holdings, LLC	$11.2
Driven Brands, Inc.	5.5
Implus Footcare, LLC	3.5
Woodstream Corporation	3.2
Other, net	1.5

Total	$24.9

              During the three months ended June 30, 2015, we also recognized net realized loss on foreign currency transactions of $0.7 million.

              During the six months ended June 30, 2016, we had $1,256.2 million of sales, repayments or exits of investments resulting in $58.7 million of net realized gains on investments. These sales, repayments or exits included $101.1 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.4 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the three and six months ended June 30, 2016 for more detail on IHAM and its managed vehicles. During the six months ended June 30, 2016, net realized gains on investments of $58.7 million were comprised of $59.8 million of gross realized gains and $1.1 million of gross realized losses.

              The net realized gains on investments during the six months ended June 30, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Napa Management Services Corporation	$15.5
Physiotherapy Associates Holdings, Inc.	8.1
Netsmart Technologies, Inc.	7.7
AllBridge Financial, LLC	6.3
Lakeland Tours, LLC	4.9
WorldPay Group PLC	4.2
MedAssets, Inc.	3.0
Other, net	9.0

Total, net	$58.7

              During the six months ended June 30, 2016, we also recognized net realized losses on foreign currency transactions of $0.7 million.

              During the six months ended June 30, 2015, we had $1.9 billion of sales, repayments or exits of investments resulting in $52.1 million of net realized gains on investments. These sales, repayments or exits included $300.8 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.2 million was recorded on these transactions. During the six months ended June 30, 2015, net realized gains on investments of $52.1 million were comprised of $55.4 million of gross realized gains and $3.3 million of gross realized losses.

              The net realized gains on investments during the six months ended June 30, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Tripwire, Inc.	$13.8
TAP Holdings, LLC	11.2
Protective Industries, Inc.	8.1
Driven Brands, Inc.	5.5
Implus Footcare, LLC	3.5
Woodstream Corporation	3.2
Panda Temple Power, LLC	2.4
Other, net	4.4

Total	$52.1

              During the six months ended June 30, 2015 we also recognized net realized gains on foreign currency transactions of $3.9 million. In addition, during the six months ended June 30, 2015, we redeemed the entire outstanding $143.8 million principal amount of the unsecured notes that were scheduled to mature on February 15, 2022. The total redemption price (including accrued and unpaid interest) was $144.6 million, which resulted in a realized loss on the extinguishment of debt of $3.8 million.

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses for our portfolio for the three and six months ended June 30, 2016 and 2015, were comprised of the following:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(in millions)	2016	2015	2016	2015
Unrealized appreciation	$114.2	$64.3	$158.0	$80.2
Unrealized depreciation	(72.3)	(42.4)	(112.7)	(81.7)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(23.5)	(8.2)	(32.3)	(32.4)

Total net unrealized gains (losses)	$18.4	$13.7	$13.0	$(33.9)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation during the three months ended June 30, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Primexx Energy Corporation	$16.2
UL Holding Co., LLC	12.7
Senior Secured Loan Fund LLC	10.0
The Step2 Company, LLC	7.4
Community Education Centers, Inc.	5.9
TA THI Buyer, Inc.	3.6
The Hygenic Corporation	3.5
Green Energy Partners	3.5
ADF Restaurant Group, LLC	3.4
PERC Holdings 1 LLC	2.9
Spin HoldCo Inc.	2.8
American Seafoods Investors LLC	2.4
Lonestar Prospects, Ltd.	2.2
Liquid Light, Inc.	(2.1)
Indra Holdings Corp.	(2.4)
Poplicus Incorporated	(2.6)
Competitor Group, Inc.	(3.0)
FastMed Holdings I, LLC	(3.6)
Nordco Inc.	(4.1)
Feradyne Outdoors, LLC	(4.4)
Infilaw Holding, LLC	(5.3)
CCS Intermediate Holdings, LLC	(14.7)
Instituto de Banca y Comercio, Inc.	(14.8)
Other, net	22.4

Total	$41.9

              During the three months ended June 30, 2016, we also recognized net unrealized gains on foreign currency and other transactions of $3.1 million.

              The changes in net unrealized appreciation and depreciation during the three months ended June 30, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Cast & Crew Payroll, LLC	$13.3
Ivy Hill Asset Management, L.P.	5.3
Ciena Capital LLC	3.6
OTG Management, LLC	3.0
Physiotherapy Associates Holdings, Inc.	2.2
SK SPV IV, LLC	2.1
The Step2 Company, LLC	2.0
Wellspring Distribution Corp	2.0
UL Holding Co., LLC and Universal Lubricants, LLC	(3.6)
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	(5.1)
Senior Secured Loan Fund LLC	(18.1)
Other, net	15.2

Total	$21.9

              The changes in net unrealized appreciation and depreciation during the six months ended June 30, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
UL Holding Co., LLC	$22.2
The Step2 Company, LLC	15.7
Primexx Energy Corporation	12.4
Senior Secured Loan Fund LLC	11.8
ADF Restaurant Group, LLC	11.7
Community Education Centers, Inc.	10.8
R3 Education, Inc.	5.1
Spin HoldCo Inc.	4.2
Green Energy Partners	4.2
TA THI Buyer, Inc.	4.1
2329497 Ontario Inc.	3.5
Orion Foods, LLC	3.2
The Hygenic Corporation	2.8
American Seafoods Investors LLC	2.2
Lonestar Prospects, Ltd.	2.2
McKenzie Sports Products, LLC	2.1
Liquid Light, Inc.	(2.1)
Poplicus Incorporated	(2.5)
Competitor Group, Inc.	(3.9)
Things Remembered, Inc.	(4.1)
Feradyne Outdoors, LLC	(4.2)
Ivy Hill Asset Management, L.P.	(4.3)
Nordco Inc.	(4.9)
FastMed Holdings I, LLC	(5.1)
Indra Holdings Corp.	(8.1)
Infilaw Holding, LLC	(10.2)
CCS Intermediate Holdings, LLC	(14.9)
Instituto de Banca y Comercio, Inc.	(23.7)
Other, net	15.1

Total, net	$45.3

              During the six months ended June 30, 2016, we also recognized net unrealized losses on foreign currency and other transactions of $0.0 million.

              The changes in net unrealized appreciation and depreciation during the six months ended June 30, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Cast & Crew Payroll, LLC	$17.6
Ciena Capital LLC	7.3
The Step2 Company, LLC	3.0
OTG Management, LLC	2.7
Monte Nido Holdings, LLC	2.2
Physiotherapy Associates Holdings, Inc.	2.2
SK SPV IV, LLC	2.1
TA THI Buyer, Inc. and TA THI Parent, Inc.	2.1
Wellspring Distribution Corp	2.0
Petroflow Energy Corporation	(2.1)
R3 Education, Inc.	(2.4)
Indra Holdings Corp.	(2.5)
New Trident Holdcorp, Inc.	(2.5)
Infilaw Holding, LLC	(2.8)
ADF Capital, Inc.	(3.5)
UL Holding Co., LLC and Universal Lubricants, LLC	(3.5)
2329497 Ontario Inc.	(4.2)
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	(5.0)
Ivy Hill Asset Management, L.P.	(14.8)
Senior Secured Loan Fund LLC	(17.6)
Other, net	18.2

Total	$(1.5)

              During the six months ended June 30, 2015, we also recognized net unrealized losses on foreign currency and other transactions of $1.3 million.

For the years ended December 31, 2015, 2014 and 2013

              Operating results for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Total investment income	$1,025.4	$989.0	$881.7
Total expenses	499.8	532.9	437.2

Net investment income before income taxes	525.6	456.1	444.5
Income tax expense, including excise tax	17.8	18.3	14.1

Net investment income	507.8	437.8	430.4
Net realized gains on investments and foreign currency transactions	127.5	93.9	63.7
Net unrealized gains (losses) on investments, foreign currency and other transactions	(246.2)	59.4	(5.6)
Realized losses on extinguishment of debt	(10.4)	(0.1)	—

Net increase in stockholders' equity resulting from operations	$378.7	$591.0	$488.5

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Interest income from investments	$817.4	$741.4	$647.9
Capital structuring service fees	94.6	113.6	91.7
Dividend income	73.5	84.3	99.6
Management and other fees	23.9	24.6	20.2
Other income	16.0	25.1	22.3

Total investment income	$1,025.4	$989.0	$881.7

              The increase in interest income from investments for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to an increase in the size of our portfolio, which increased from an average of $8.1 billion at amortized cost for the year ended December 31, 2014 to an average of $8.6 billion at amortized cost for the comparable period in 2015. The decrease in capital structuring service fees for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to the decrease in new investment commitments, which decreased from $4.6 billion for the year ended December 31, 2014 to $3.8 billion for the comparable period in 2015. Dividend income for the years ended December 31, 2015 and 2014 included dividends received from IHAM, a wholly owned portfolio company, totaling $50.0 million and $50.0 million, respectively. Also during the year ended December 31, 2015, we received $8.9 million in other non-recurring dividends from non-income producing equity securities compared to $19.0 million for the comparable period in 2014. The decrease in other income for the year ended December 31, 2015 from the comparable period in 2014 was primarily attributable to lower amendment fees.

              The increase in interest income from investments for the year ended December 31, 2014 from the comparable period in 2013 was primarily due to an increase in the size of our portfolio, which increased from an average of $6.7 billion at amortized cost for the year ended December 31, 2013 to an average of $8.1 billion at amortized cost for the comparable period in 2014. The increase in capital structuring service fees for the year ended December 31, 2014 from the comparable period in 2013 was primarily due to the increase in new investment commitments, which increased from $4.0 billion for the year ended December 31, 2013 to $4.6 billion for the comparable period in 2014, as well as the increase in the weighted average capital structuring service fees received on new investment commitments, from 2.3% for the year ended December 31, 2013 to 2.5% in the comparable period in 2014. Dividend income for the years ended December 31, 2014 and 2013 included dividends received from IHAM totaling $50.0 million and $72.4 million, respectively. The dividends received from IHAM for the years ended December 31, 2014 and 2013 included additional dividends of $10.0 million and $32.4 million, respectively, that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the year ended December 31, 2014, we received $19.0 million in other non-recurring dividends from non-income producing equity securities compared to $9.0 million for the comparable period in 2013. The increase in management and other fees for the year ended December 31, 2014 from the comparable period in 2013 was primarily attributable to higher sourcing and other fees received from the SSLP.

Operating Expenses

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Interest and credit facility fees	$227.0	$216.0	$171.5
Base management fees	134.3	128.0	104.9
Income based fees	121.4	118.3	110.5
Capital gains incentive fees	(26.7)	29.5	11.6
Administrative fees	14.2	13.7	12.3
Other general and administrative	29.6	27.4	26.4

Total operating expenses	$499.8	$532.9	$437.2

              Interest and credit facility fees for the years ended December 31, 2015, 2014 and 2013, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Stated interest expense	$183.2	$173.7	$136.3
Facility fees	10.3	10.8	8.2
Amortization of debt issuance costs	17.1	16.4	13.2
Accretion of net discount on notes payable	16.4	15.1	13.8

Total interest and credit facility fees	$227.0	$216.0	$171.5

              Stated interest expense for the year ended December 31, 2015 increased from the comparable period in 2014 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2015, our average principal debt outstanding increased to $3.7 billion as compared to $3.3 billion for the comparable period in 2014, and the weighted average stated interest rate on our outstanding debt was 5.0% for the year ended December 31, 2015 as compared to 5.3% for the comparable period in 2014.

              Stated interest expense for the year ended December 31, 2014 increased from the comparable period in 2013 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in our weighted average stated interest rate of our debt outstanding. For the year ended December 31, 2014, our average principal debt outstanding increased to $3.3 billion as compared to $2.6 billion for the comparable period in 2013, and the weighted average stated interest rate on our outstanding debt was 5.3% for the year ended December 31, 2014 as compared to 5.3% for the comparable period in 2013.

              The increase in base management fees and our income based fees for the year ended December 31, 2015 from the comparable period in 2014 and from the comparable period in 2013 were primarily due to the increases in the size of the portfolio in the case of base management fees and in the case of income based fees, the related increase in net investment income excluding income based fees and capital gains incentive fees.

              For the year ended December 31, 2015, the reduction in capital gains incentive fees calculated in accordance with GAAP was $26.7 million. For the years ended December 31, 2014 and 2013, the capital gains incentive fee expense accrual calculated in accordance with GAAP was $29.5 million and $11.6 million, respectively. Capital gains incentive fee expense accrual for the year ended December 31, 2015 decreased from the comparable period in 2014 primarily due to net losses on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31,

2015 of $129.1 million compared to net gains of $153.1 million during the year ended December 31, 2014. Capital gains incentive fee expense accrual for the year ended December 31, 2014 increased from the comparable period in 2013 primarily due to higher net gains on investments and foreign currency transactions, which increased from $58.1 million during the year ended December 31, 2013 to $153.1 million for the comparable period in 2014. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2015, 2014 and 2013, the total capital gains incentive fee accrual calculated in accordance with GAAP was $42.3 million, $93.0 million and $80.9 million, respectively. As of December 31, 2015, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. As of December 31, 2014 and 2013, the capital gains incentive fee actually payable under our investment advisory and management agreement was $24.0 million and $17.4 million, respectively. See Note 3 to our consolidated financial statements for the year ended December 31, 2015, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. In order to maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2015, 2014 and 2013, we recorded a net expense of $9.0 million, $5.5 million and $10.3 million, respectively, for U.S. federal excise tax. The net expense for the years ended December 31, 2015 and 2014 each included a reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1.0 million and $1.7 million, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2015, 2014 and 2013, we recorded a tax expense of approximately $8.8 million, $12.8 million and $3.8 million, respectively, for these subsidiaries. The decrease in income tax expense for our taxable consolidated subsidiaries for the year ended December 31, 2015 from the comparable period in 2013 was primarily driven by lower realized gains from the exits of certain investments held by such subsidiaries during the year ended December 31, 2015. The increase in income tax expense for our taxable consolidated subsidiaries for the year ended December 31, 2014 from the comparable period in 2013 was primarily driven by the realized gains from the exits of certain investments held by such subsidiaries during the year ended December 31, 2014.

Net Realized Gains/Losses

              During the year ended December 31, 2015, we had $3.7 billion of sales, repayments or exits of investments resulting in $121.3 million of net realized gains on investments. These sales, repayments or exits included $538.1 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $0.6 million was recorded on these transactions. See Note 4 to our consolidated financial statements for the year ended December 31, 2015 for more detail on IHAM and its managed vehicles. Net realized gains on investments of $121.3 million were comprised of $125.6 million of gross realized gains and $4.3 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Cast & Crew Payroll, LLC	$25.9
Tripwire, Inc.	13.8
TAP Holdings, LLC	11.2
Global Healthcare Exchange, LLC	8.3
Protective Industries, Inc.	8.2
Hojeij Branded Foods, Inc.	8.0
Wellspring Distribution Corp	5.6
Driven Brands, Inc.	5.5
Fulton Holdings Corp.	4.5
Other, net	30.3

Total	$121.3

              During the year ended December 31, 2015, we also recognized net realized gains on foreign currency transactions of $6.2 million. In addition, during the year ended December 31, 2015, we redeemed the entire $143.8 million aggregate principal amount outstanding of the unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144.6 million, which resulted in a realized loss on the extinguishment of debt of $3.8 million. We also redeemed the entire $200.0 million aggregate principal amount outstanding of the 2040 Notes (as defined below). The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200.6 million, which resulted in a realized loss on the extinguishment of debt of $6.6 million.

              During the year ended December 31, 2014, we had $3.3 billion of sales, repayments or exits of investments resulting in $91.7 million of net realized gains on investments. These sales, repayments or exits included $219.6 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. Net realized gains on investments of $91.7 million were comprised of $153.8 million of gross realized gains and $62.1 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Insight Pharmaceuticals Corporation	$33.1
The Dwyer Group	21.1
Waste Pro USA, Inc.	18.4
Service King Paint & Body, LLC	10.4
The Thymes, LLC	9.8
CT Technologies Intermediate Holdings, Inc.	6.7
ELC Acquisition Corp.	5.9
VSS-Tranzact Holdings, LLC	5.1
Platform Acquisition, Inc.	4.7
Apple & Eve, LLC	4.3
Pillar Processing LLC	(6.6)
CitiPostal Inc.	(20.8)
MVL Group, Inc.	(27.7)
Other, net	27.3

Total	$91.7

              During the year ended December 31, 2014, we also recognized net realized gains on foreign currency transactions of $2.2 million. In addition, during the year ended December 31, 2014, we purchased $0.4 million aggregate principal amount of the 2047 Notes (as defined below) and as a result of these transactions, we recognized realized losses on extinguishment of debt of $2.2 million.

              During the year ended December 31, 2013, we had $1.8 billion of sales, repayments or exits of investments resulting in $63.7 million of net realized gains on investments. These sales, repayments or exits included $442.3 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. Net realized gains on investments of $63.7 million were comprised of $112.9 million of gross realized gains and $49.2 million of gross realized losses.

              The net realized gains on investments during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Passport Health Communications, Inc.	$19.8
Financial Pacific Company	17.7
Component Hardware Group, Inc.	17.2
Tradesmen International, Inc.	10.0
AWTP, LLC	8.7
Performant Financial Corporation	8.6
Senior Secured Loan Fund LLC	7.1
Performance Food Group, Inc.	4.1
eInstruction Corporation	(40.3)
Other, net	10.8

Total	$63.7

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses for our portfolio for the years ended December 31, 2015, 2014 and 2013, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Unrealized appreciation	$115.7	$176.6	$106.5
Unrealized depreciation	(304.2)	(120.4)	(105.1)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(60.1)	1.6	(7.0)

Total net unrealized gains (losses)	$(248.6)	$57.8	$(5.6)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
OTG Management, LLC	$27.6
Ciena Capital LLC	11.3
Physiotherapy Associates Holdings, Inc.	6.4
Napa Management Services Corporation	5.6
UL Holding Co., LLC	4.7
Lakeland Tours, LLC	4.5
Spin HoldCo Inc.	(5.6)
Things Remembered, Inc.	(5.7)
La Paloma Generating Company, LLC	(6.2)
10th Street, LLC	(6.4)
Indra Holdings Corp.	(7.4)
Green Energy Partners	(8.2)
Primexx Energy Corporation	(8.3)
Nodality, Inc.	(8.6)
Competitor Group, Inc.	(9.3)
2329497 Ontario Inc.	(9.8)
Instituto de Banca y Comercio, Inc.	(13.8)
CCS Intermediate Holdings, LLC	(14.2)
Infilaw Holding, LLC	(14.3)
Ivy Hill Asset Management, L.P.	(23.8)
Petroflow Energy Corporation	(26.4)
Senior Secured Loan Fund LLC	(77.1)
Other, net	(3.5)

Total	$(188.5)

              During the year ended December 31, 2015, we also recognized net unrealized gains on foreign currency and other transactions of $2.3 million.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
10th Street, LLC	$43.7
UL Holding Co., LLC	15.0
Cast & Crew Payroll, LLC	11.6
Imperial Capital Private Opportunities, LP	10.1
Ciena Capital LLC	9.8
Tripwire, Inc.	8.4
Senior Secured Loan Fund LLC	7.0
Campus Management Corp.	6.8
Global Healthcare Exchange, LLC	4.0
Eckler Industries, Inc.	(4.0)
OTG Management, LLC	(4.2)
Orion Foods, LLC	(4.6)
Community Education Centers, Inc.	(6.9)
2329497 Ontario Inc.	(7.4)
The Step2 Company, LLC	(17.1)
ADF Restaurant Group, LLC	(18.1)
Ivy Hill Asset Management, L.P.	(21.0)
Other, net	23.1

Total	$56.2

              During the year ended December 31, 2014, we also recognized net unrealized gains on foreign currency transactions of $1.6 million.

              The changes in net unrealized appreciation and depreciation during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC	$9.8
Orion Foods, LLC	7.0
10th Street, LLC	6.8
American Broadband Communications, LLC	6.6
Imperial Capital Private Opportunities, LP	5.7
OTG Management, LLC	4.5
The Dwyer Group	4.2
Ciena Capital LLC	(7.7)
Competitor Group, Inc.	(9.5)
Instituto de Banca y Comercio, Inc.	(12.6)
UL Holding Co., LLC	(13.2)
CitiPostal Inc.	(13.8)
Ivy Hill Asset Management, L.P.	(13.9)
Other, net	27.5

Total	$1.4

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Our liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Facilities, net proceeds from the issuance of other securities, including unsecured notes and the SBA Debentures, as well as cash flows from operations.

              As of June 30, 2016, we had $125.9 million in cash and cash equivalents and $3.9 billion in total aggregate principal amount of debt outstanding ($3.8 billion at carrying value). Subject to leverage, borrowing base and other restrictions, we had approximately $0.9 billion available for additional borrowings under the Facilities and the SBA Debentures as of June 30, 2016.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such purchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2016, we received exemptive relief from the SEC allowing us to modify our calculation of asset coverage requirements to exclude the SBA Debentures. This exemptive relief provides us with increased investment flexibility but also increases our risk related to leverage. As of June 30, 2016, our asset coverage was 234% (excluding the SBA Debentures).

Equity Capital Activities

              The following table summarizes the total shares issued and proceeds received in public offerings of our common stock net of underwriting discounts and offering costs for the years ended December 31, 2014 and 2013.

(in millions, except per share data)	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15.5	$16.63	$257.7

Total for the year ended December 31, 2014	15.5		$257.7
2013
December 2013 public offering	16.4	$17.47	$286.0
October 2013 public offering	12.7	$16.98	$214.3
April 2013 public offering	19.1	$17.43	$333.2

Total for the year ended December 31, 2013	48.2		$833.5

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

              As of June 30, 2016 and December 31, 2015, our total equity market capitalization was $4.5 billion and $4.5 billion, respectively. There were no sales of our equity securities during the six months ended June 30, 2016 or during the year ended December 31, 2015.

              In September 2015, our board of directors approved a stock repurchase program authorizing us to repurchase up to $100 million in the aggregate of our outstanding common stock in the open market at certain thresholds below our net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Exchange Act of. The timing, manner, price and amount of any share repurchases will be determined by us, in our discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. Our stock repurchase program expires on February 28, 2017. The program does not require us to repurchase any specific number of shares and we cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. As of June 30, 2016, we had repurchased a total of 514,677 shares of our common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program.

              In connection with our stock repurchase program, in March 2016, we entered into a Rule 10b5-1 plan to repurchase shares of our common stock in accordance with certain parameters set forth in such plan. In May 2016, we suspended our stock repurchase program pending the completion of the American Capital Acquisition. See "Pending American Capital Acquisition" below and Note 14 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information. During the six months ended June 30, 2016, we repurchased a total of 393,056 shares of our common stock in the open market for $5.5 million under the stock repurchase program. The shares were repurchased at an average price of $13.94 per share, including commissions paid.

Debt Capital Activities

              Our debt obligations consisted of the following as of June 30, 2016 and December 31, 2015:

	As of
	June 30, 2016					December 31, 2015
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Credit Facility	$1,265.0	(2)	$1,165.0	$1,165.0		$1,290.0	(2)	$515.0	$515.0
Revolving Funding Facility	540.0	(3)	53.0	53.0		540.0		250.0	250.0
SMBC Funding Facility	400.0		122.0	122.0		400.0		110.0	110.0
SBA Debentures	75.0		25.0	24.4		75.0		22.0	21.4
February 2016 Convertible Notes	—		—	—	(4)	575.0		575.0	573.9	(5)
June 2016 Convertible Notes	—		—	—	(4)	230.0		230.0	228.0	(5)
2017 Convertible Notes	162.5		162.5	161.0	(5)	162.5		162.5	160.0	(5)
2018 Convertible Notes	270.0		270.0	265.7	(5)	270.0		270.0	264.4	(5)
2019 Convertible Notes	300.0		300.0	295.3	(5)	300.0		300.0	294.5	(5)
2018 Notes	750.0		750.0	744.1	(6)	750.0		750.0	743.0	(6)
2020 Notes	600.0		600.0	594.9	(7)	600.0		600.0	594.2	(7)
October 2022 Notes	182.5		182.5	178.2	(8)	182.5		182.5	177.9	(8)
2047 Notes	229.6		229.6	181.7	(9)	229.6		229.6	181.6	(9)

Total	$4,774.6		$3,859.6	$3,785.3		$5,604.6		$4,196.6	$4,113.9

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,897.5 million.

(3)
Provides for a feature that allows us and our consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865.0 million.

(4)
See below for more information on the repayment of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below), the February 2016 Convertible Notes and the June 2016 Convertible Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of June 30, 2016, the total unamortized debt issuance costs and the unaccreted discount for the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $1.5 million, $4.3 million and $4.7 million, respectively. As of December 31, 2015, the total unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1.1 million, $2.0 million, $2.5 million, $5.6 million and $5.5 million, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of June 30, 2016 and December 31, 2015, the total unamortized debt issuance costs less the net unamortized premium were $5.9 million and $7.0 million, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of June 30, 2016, and December 31, 2015, the total unamortized debt issuance costs and the net unaccreted discount were $5.1 million and $5.8 million, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of June 30, 2016 and December 31, 2015, the unamortized debt issuance costs were $4.3 million and $4.6 million, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as part of the acquisition of Allied Capital Corporation in April 2010 (the "Allied Acquisition"). As of June 30, 2016 and December 31, 2015, the total unaccreted purchased discount was $47.9 million and $48.0 million, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all our debt outstanding as of June 30, 2016 were 3.9% and 5.2 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

              The ratio of total principal amount of debt outstanding to stockholders' equity as of June 30, 2016 was 0.74:1.00 compared to 0.81:1.00 as of December 31, 2015.

    Revolving Credit Facility

              We are party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows us to borrow up to $1,265.0 million at any one time outstanding. For $1,195.0 million of the Revolving Credit Facility, the end of the revolving period and the stated maturity date are May 4, 2020 and May 4, 2021, respectively. For the remaining $70 million of the Revolving Credit Facility, the end of the revolving period and the stated maturity date are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allowed us, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,897.5 million. The interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of June 30, 2016, the interest rate in effect was LIBOR plus 1.75%. We are also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of June 30, 2016, there was $1,165.0 million outstanding under the Revolving Credit Facility and we were in compliance in all material respects with the terms of the Revolving Credit Facility.

    Revolving Funding Facility

              Ares Capital CP is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540.0 million at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility is May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also provides for a feature that allows, under certain circumstances, for an increase in the size of the Revolving Funding Facility to a maximum of $865.0 million. See Note 14 to our consolidated financial statements for the three and six months ended June 30, 2016 for information regarding a potential amendment to the Revolving Funding Facility in connection with the American Capital Acquisition. The interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of June 30, 2016, the interest rate in effect was LIBOR plus 2.25%. Additionally, Ares Capital CP is required to pay a commitment fee of between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. As of June 30, 2016, there was $53.0 million outstanding under the Revolving Funding Facility and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility. See "Pending American Capital Acquisition" below for more information on the Revolving Funding Facility.

    SMBC Funding Facility

              Our consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility"), which allows ACJB to borrow up to $400.0 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. As of June 30, 2016, the end of the reinvestment period and the stated maturity date for the SMBC Funding Facility were September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of June 30, 2016, the interest rate in effect was LIBOR plus 1.75%. Additionally, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. As of June 30, 2016, there was $122.0 million outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

    SBA Debentures

              In April 2015, our wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to us.

              The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150.0 million and as of June 30, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75.0 million. The SBA Debentures are non-recourse to us, have interest payable semi-annually, have a ten-year maturity and may be prepaid at any time without penalty. As of June 30, 2016, AVF LP had $25.0 million of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. As of June 30, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

              The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable issued SBA- guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with ten-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the ten-year fixed interest rate being determined, the interest rate charged for the SBA Debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of June 30, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

    Convertible Unsecured Notes

              We have issued $162.5 million aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes"). The Convertible Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

              In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of June 30, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of June 30, 2016 are listed below.

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.46	$16.91	$17.53
Closing stock price date	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.88	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	52.9678	50.9054	50.0292
Conversion dates	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of June 30, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

              In February 2016, we repaid in full the February 2016 Convertible Notes upon their maturity. In June 2016, we repaid in full the June 2016 Convertible Notes upon their maturity.

    Unsecured Notes

    2018 Notes

              We have issued $750.0 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 4.875% per year and mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600.0 million in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150.0 million in aggregate principal amount of the 2018 Notes were issued at a premium of 102.7% of their principal amount.

    2020 Notes

              We have issued $600.0 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.875% per year and mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400.0 million in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200.0 million in aggregate principal amount of the 2020 Notes were issued at a premium of 100.2% of their principal amount.

    October 2022 Notes

              We have issued $182.5 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

    2047 Notes

              As part of the Allied Acquisition, we assumed $230.0 million aggregate principal amount of unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

              As of June 30, 2016, we were in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures and the indentures governing the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              See Note 5 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information on our debt obligations.

CONTRACTUAL OBLIGATIONS

              A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of December 31, 2015 are as follows:

	Payments Due by Period
(in millions)	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Revolving Credit Facility	$515.0	$—	$—	$515.0	$—
Revolving Funding Facility	250.0	—	—	250.0	—
SMBC Funding Facility	110.0	—	—	—	110.0
SBA Debentures	22.0	—	—	—	22.0
February 2016 Convertible Notes	575.0	575.0	—	—	—
June 2016 Convertible Notes	230.0	230.0	—	—	—
2017 Convertible Notes	162.5	—	162.5	—	—
2018 Convertible Notes	270.0	—	270.0	—	—
2019 Convertible Notes	300.0	—	—	300.0	—
2018 Notes	750.0	—	750.0	—	—
2020 Notes	600.0	—	—	600.0
October 2022 Notes	182.5	—	—	—	182.5
2047 Notes	229.6	—	—	—	229.6
Operating lease obligations	94.1	9.2	18.4	18.0	48.5

	$4,290.7	$814.2	$1,200.9	$1,683.0	$592.6

OFF BALANCE SHEET ARRANGEMENTS

              We have various commitments to fund investments in our portfolio, as described below.

              As of June 30, 2016 and December 31, 2015, we had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) our discretion:

	As of
(in millions)	June 30, 2016	December 31, 2015
Total revolving and delayed draw loan commitments	$383.7	$418.9
Less: drawn commitments	(93.9)	(122.9)

Total undrawn commitments	289.8	296.0
Less: commitments substantially at our discretion	(6.8)	(6.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$283.0	$290.0

              Included within the total revolving and delayed draw loan commitments as of June 30, 2016 and December 31, 2015 were delayed draw loan commitments totaling $147.0 million and $148.6 million, respectively. Our commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

              Also included within the total revolving and delayed draw loan commitments as of June 30, 2016 were commitments to issue up to $46.6 million in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2016, we had $14.0 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For all these letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on our balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $2.9 million expire in 2016 and $11.1 million expire in 2017.

              We also have commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See "Senior Secured Loan Program" above and Note 4 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information.

              As of June 30, 2016 and December 31, 2015, we were party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	June 30, 2016	December 31, 2015
Total private equity commitments	$107.0	$107.0
Less: funded private equity commitments	(21.2)	(20.9)

Total unfunded private equity commitments	85.8	86.1
Less: private equity commitments substantially at our discretion	(84.5)	(84.6)

Total net adjusted unfunded private equity commitments	$1.3	$1.5

              In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales), we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

RECENT DEVELOPMENTS

              From July 1, 2016 through July 27, 2016, we made new investment commitments of approximately $469 million, of which $343 million were funded. As discussed further below, included in the $469 million of new investment commitments was our $217 million initial investment commitment in the SDLP Certificates, of which $194 million was funded, to make co-investments with Varagon and its clients in first lien senior secured loans through the SDLP. Overall, of the total new commitments, 46% were in investments in the SDLP Certificates, 21% were in first lien senior secured loans, 19% were in senior subordinated loans, 13% were in second lien senior secured loans and 1% were in other equity securities. Of the approximately $469 million of new investment commitments, 80% were floating rate, 19% were fixed rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 11.7%. We may seek to sell all or a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              In July 2016, we and Varagon and its clients completed the initial funding of the SDLP. As part of the initial funding, pursuant to a forward sale agreement between us and the SDLP, we sold $529 million of investment commitments to the SDLP, including $55 million of unfunded commitments, and recorded no realized gains or losses. Varagon and its clients sold $503 million of investment commitments to the SDLP, including $51 million of unfunded commitments. Immediately following these sales to the SDLP, the funded SDLP portfolio totaled $926 million and was comprised of 10 first lien senior secured loans to U.S. middle-market companies and the unfunded commitments to fund delayed draw loans to certain of its portfolio companies totaled $106 million. To support the acquisition of the initial funded portfolio by the SDLP, clients of Varagon provided $704 million of capital to the SDLP in the form of notes and $28 million in the form of SDLP Certificates, while we provided $194 million of capital in the form of SDLP Certificates. We and a client of Varagon own 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. We estimate that the initial yield on our investment in the SDLP Certificates will be at least 13.5%. Following this initial funding, the SDLP will make first lien senior secured loans directly to U.S. middle-market companies.

              From July 1, 2016 through July 27, 2016, we exited approximately $752 million of investment commitments. Included in the $752 million commitments exited were $529 million of investment commitments sold to the SDLP. Of the total investment commitments, 73% were first lien senior secured loans, 26% were second lien senior secured loans and 1% were senior subordinated loans. Of the approximately $752 million of exited investment commitments, 99% were floating rate and 1% were fixed rate. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 8.1%. On the approximately $752 million of investment commitments exited from July 1, 2016 through July 27, 2016, we recognized total net realized gains of approximately $9 million.

              In addition, as of July 27, 2016, we had an investment backlog and pipeline of approximately $555 million and $525 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of ours and our consolidated subsidiaries. We are an investment company following accounting and reporting guidance in ASC 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

              Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              We place our cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              See Note 8 to our consolidated financial statements for the year ended December 31, 2015 and Note 8 to our consolidated financial statements for the six months ended June 30, 2016 for more information on our valuation process.

Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Payment-in-Kind Interest

              We have loans in our portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Capital Structuring Service Fees and Other Income

              Our investment adviser seeks to provide assistance to our portfolio companies and in return we may receive fees for capital structuring services. These fees are generally only available to us as a result of our underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that our investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to us. In certain instances where we are invited to participate as a co-lender in a transaction and do not provide significant services in connection with the investment, a portion of loan fees paid to us in such situations will be deferred and amortized over the estimated life of the loan.

              Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by us to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivative Instruments

              We do not utilize hedge accounting and as such we value our derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in our consolidated statement of operations.

Equity Offering Expenses

              Our offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

Income Taxes

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. We (among other requirements) have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year, we accrue excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we may purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Recent Accounting Pronouncements

              In April 2015, the Financial Accounting Standards Board the ("FASB") issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-03 as of March 31, 2016. Prior to ASU No. 2015-03, deferred debt issuance costs related to term debt were reported on the balance sheet as other assets and amortized as interest expense. The consolidated balance sheet as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. There is no effect on the statement of operations as a result of the change in accounting principle. Debt issuance costs related to term debt of $24.5 million previously reported within other assets on the consolidated balance sheet as of December 31, 2015 were reclassified as a direct deduction from the carrying amount of the related debt liability. ASU No. 2015-03 had no impact on the presentation or amortization of the debt issuance costs related to the Company's revolving credit facilities.

              In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removed the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-07 as of March 31, 2016, and thereby removed any investments valued in this manner from the fair value disclosures. See Note 8 to our consolidated financial statements for the year ended December 31, 2015 and Note 8 to our consolidated financial statements for the six months ended June 30, 2016 for more information regarding the impact on the fair value disclosures.

              In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in "Revenue Recognition (Topic 605)." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. Additionally, in May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

              In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Leases (Topic 840). Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of June 30, 2016, 80% of the investments at fair value in our portfolio bore interest at variable rates, 10% bore interest at fixed rates, 9% were non-interest earning and 1% were on non-accrual status. Additionally, for the variable rate investments, 73% of these investments contained interest rate floors (representing 59% of total investments at fair value). Also, as of June 30, 2016, all the loans made through the SSLP contained interest rate floors. The Facilities all bear interest at variable rates with no interest rate floors, while the SBA Debentures, the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. In addition, there can be no assurance that we will be able to effectively hedge our interest rate risk.

              Based on our June 30, 2016, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$190.0	$40.2	$149.8
Up 200 basis points	$116.7	$26.8	$89.9
Up 100 basis points	$43.4	$13.4	$30.0
Down 100 basis points	$7.7	$(6.6)	$14.3
Down 200 basis points	$7.5	$(6.6)	$14.1
Down 300 basis points	$7.5	$(6.6)	$14.1

(1)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information on the income based fees.

              Based on our December 31, 2015, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$177.0	$26.6	$150.4
Up 200 basis points	$105.4	$17.9	$87.5
Up 100 basis points	$33.9	$9.1	$24.8
Down 100 basis points	$14.2	$(3.4)	$17.6
Down 200 basis points	$14.0	$(3.4)	$17.4
Down 300 basis points	$14.0	$(3.4)	$17.4

(1)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three and six months ended June 30, 2016 for more information on the income based fees.

SENIOR SECURITIES
(dollar amounts in thousands, except per unit data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last ten fiscal years and as of June 30, 2016. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2015, is attached as an exhibit to the registration statement of which this prospectus and the accompanying prospectus supplement is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2016 (as of June 30, 2016, unaudited)	$1,165,000	$2,341	$—	N/A
Fiscal 2015	$515,000	$2,213	$—	N/A
Fiscal 2014	$170,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,393	$—	N/A
Fiscal 2010	$146,000	$3,079	$—	N/A
Fiscal 2009	$474,144	$2,294	$—	N/A
Fiscal 2008	$480,486	$2,201	$—	N/A
Fiscal 2007	$282,528	$2,644	$—	N/A
Fiscal 2006	$193,000	$2,628	$—	N/A
Revolving Funding Facility
Fiscal 2016 (as of June 30, 2016, unaudited)	$53,000	$2,341	$—	N/A
Fiscal 2015	$250,000	$2,213	$—	N/A
Fiscal 2014	$324,000	$2,292	$—	N/A
Fiscal 2013	$185,000	$2,547	$—	N/A
Fiscal 2012	$300,000	$2,721	$—	N/A
Fiscal 2011	$463,000	$2,393	$—	N/A
Fiscal 2010	$242,050	$3,079	$—	N/A
Fiscal 2009	$221,569	$2,294	$—	N/A
Fiscal 2008	$114,300	$2,201	$—	N/A
Fiscal 2007	$85,000	$2,644	$—	N/A
Fiscal 2006	$15,000	$2,628	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2016 (as of June 30, 2016, unaudited)	$122,000	$2,341	$—	N/A
Fiscal 2015	$110,000	$2,213	$—	N/A
Fiscal 2014	$62,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
SBA Debentures
Fiscal 2016 (as of June 30, 2016, unaudited)	$25,000	$—	$—	N/A
Fiscal 2015	$22,000	$2,213	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,393	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2010	$155,297	$3,079	$—	N/A
Fiscal 2009	$273,752	$2,294	$—	N/A
Fiscal 2008	$314,000	$2,201	$—	N/A
Fiscal 2007	$314,000	$2,644	$—	N/A
Fiscal 2006	$274,000	$2,628	$—	N/A
February 2016 Convertible Notes
Fiscal 2015	$575,000	$2,213	$—	N/A
Fiscal 2014	$575,000	$2,292	$—	N/A
Fiscal 2013	$575,000	$2,547	$—	N/A
Fiscal 2012	$575,000	$2,721	$—	N/A
Fiscal 2011	$575,000	$2,393	$—	N/A
June 2016 Convertible Notes
Fiscal 2015	$230,000	$2,213	$—	N/A
Fiscal 2014	$230,000	$2,292	$—	N/A
Fiscal 2013	$230,000	$2,547	$—	N/A
Fiscal 2012	$230,000	$2,721	$—	N/A
Fiscal 2011	$230,000	$2,393	$—	N/A
2017 Convertible Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$162,500	$2,341	$—	N/A
Fiscal 2015	$162,500	$2,213	$—	N/A
Fiscal 2014	$162,500	$2,292	$—	N/A
Fiscal 2013	$162,500	$2,547	$—	N/A
Fiscal 2012	$162,500	$2,721	$—	N/A
2018 Convertible Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$270,000	$2,341	$—	N/A
Fiscal 2015	$270,000	$2,213	$—	N/A
Fiscal 2014	$270,000	$2,292	$—	N/A
Fiscal 2013	$270,000	$2,547	$—	N/A
Fiscal 2012	$270,000	$2,721	$—	N/A
2019 Convertible Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$300,000	$2,341	$—	N/A
Fiscal 2015	$300,000	$2,213	$—	N/A
Fiscal 2014	$300,000	$2,292	$—	N/A
Fiscal 2013	$300,000	$2,547	$—	N/A
2011 Notes
Fiscal 2010	$300,584	$3,079	$—	$1,018
2012 Notes
Fiscal 2010	$161,210	$3,079	$—	$1,018
2018 Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$750,000	$2,341	$—	N/A
Fiscal 2015	$750,000	$2,213	$—	N/A
Fiscal 2014	$750,000	$2,292	$—	N/A
Fiscal 2013	$600,000	$2,547	$—	N/A
2020 Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$600,000	$2,341	$—	N/A
Fiscal 2015	$600,000	$2,213	$—	N/A
Fiscal 2014	$400,000	$2,292	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
February 2022 Notes
Fiscal 2014	$143,750	$2,292	$—	$1,024
Fiscal 2013	$143,750	$2,547	$—	$1,043
Fiscal 2012	$143,750	$2,721	$—	$1,035
October 2022 Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$182,500	$2,341	$—	$1,013
Fiscal 2015	$182,500	$2,213	$—	$1,011
Fiscal 2014	$182,500	$2,292	$—	$1,013
Fiscal 2013	$182,500	$2,547	$—	$993
Fiscal 2012	$182,500	$2,721	$—	$986
2040 Notes
Fiscal 2014	$200,000	$2,292	$—	$1,040
Fiscal 2013	$200,000	$2,547	$—	$1,038
Fiscal 2012	$200,000	$2,721	$—	$1,041
Fiscal 2011	$200,000	$2,393	$—	$984
Fiscal 2010	$200,000	$3,079	$—	$952
2047 Notes
Fiscal 2016 (as of June 30, 2016, unaudited)	$229,557	$2,341	$—	$1,013
Fiscal 2015	$229,557	$2,213	$—	$1,011
Fiscal 2014	$229,557	$2,292	$—	$985
Fiscal 2013	$230,000	$2,547	$—	$972
Fiscal 2012	$230,000	$2,721	$—	$978
Fiscal 2011	$230,000	$2,393	$—	$917
Fiscal 2010	$230,000	$3,079	$—	$847

(1)
Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments). In June 2016, we received exemptive relief from the SEC allowing us to modify the asset coverage requirements to exclude the SBA Debentures from this calculation. As such, the asset coverage ratio beginning with Fiscal 2016, excludes the SBA Debentures. Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ASU 2015-03, Interest-Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $9.4 billion of total assets as of March 31, 2016.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, IHAM), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2016, Ares had approximately 340 investment professionals and approximately 525 administrative professionals.

Ares Management, L.P.

              Ares is a publicly traded, leading global alternative asset manager. As of March 31, 2016, Ares had approximately 870 employees in over 15 principal and originating offices across the United States, Europe and Asia. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its three distinct but complementary investment groups in Credit, Private Equity and Real Estate is a market leader based on investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals as of March 31, 2016 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members comprised of certain of the U.S.-based partners of the Ares Credit Group and certain partners in the Ares Private Equity Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate them is a competitive advantage.

  •
  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for us. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2016, Ares oversaw a portfolio of investments in approximately 1,000 companies, approximately 495 structured assets and approximately 155 properties across over 50 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 15 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management base management fees, income based fees and capital gains incentive fees. See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to our administration agreement. See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment. However, we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to issue senior securities, which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%.

              In addition, as a consequence of us being a RIC under the Code for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not to be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien senior secured loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited.

              Our debt investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the sizes of our investments may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              Our preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our expected final hold size. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment. We may also syndicate a "first out" loan to an investor and retain a "last out" loan, in which case the "first out" loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              We make senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien loans. Our senior secured loans generally have terms of three to 10 years. In connection with our senior secured loans we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to preferred and common equity in a borrower's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co-investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed under "—Investment Selection" below, we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "—Regulation" below. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued the Concept Release which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." We provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, we have, solely for purposes of calculating the composition of our portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP and the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with our position.

Co-Investment Programs

    Senior Direct Lending Program

              In December 2015, we established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the SDLP. It is expected that the SDLP will commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. We will provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that we and a client of Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

              As of June 30, 2016, we and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of June 30, 2016, we had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes. See "Recent Developments" and Note 16 to our consolidated financial statements for the three and six months ended June 30, 2016, for more information on the SDLP.

    Senior Secured Loan Program

              We and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). We have provided capital to the SSLP in the form the SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of June 30, 2016, we and GE had outstanding amounts funded of approximately $7.1 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of June 30, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $94.5 million, which had been approved by the investment committee of the SSLP as described above. As of June 30, 2016, we had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of June 30, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $14.9 million. As of June 30, 2016, the fair value of the SSLP Certificates held by us was $1.9 billion at fair value (including unrealized depreciation of $38.7 million), which represented approximately 21% of our total portfolio at fair value. As of June 30, 2016, the SSLP had 32 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

Ivy Hill Asset Management, L.P.

              As of June 30, 2016, our portfolio company, IHAM, an SEC registered investment adviser, managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles. As of June 30, 2016, IHAM had assets under management of approximately $3.5 billion. As of June 30, 2016, the amortized cost and fair value of our investment in IHAM was $171.0 million and $231.2 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions. See Note 4 to our consolidated financial statements for the three and six months ended June 30, 2016 and for the year ended December 31, 2015 and Note 14 to our consolidated financial statements for the three and six months ended June 30, 2016 for information related to IHAM's role in the American Capital Acquisition.

Industry Composition

              We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we have invested:

  •
  Aerospace and Defense

  •
  Automotive Services

  •
  Business Services

  •
  Consumer Products

  •
  Containers and Packaging

  •
  Education

  •
  Environmental Services

  •
  Financial Services

  •
  Food and Beverage

  •
  Healthcare Services

  •
  Investment Funds and Vehicles

  •
  Manufacturing

  •
  Oil and Gas

  •
  Other Services

  •
  Power Generation

  •
  Restaurant and Food Services

  •
  Retail

  •
  Telecommunications

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of the Company's portfolio at fair value as of June 30, 2016 and December 31, 2015 were as follows:

	As of
Industry	June 30, 2016	December 31, 2015
Investment Funds and Vehicles(1)	21.7%	21.2%
Healthcare Services	12.5	14.6
Other Services	10.0	9.0
Consumer Products	8.0	7.7
Business Services	6.7	5.3
Power Generation	6.7	6.3
Manufacturing	5.3	6.0
Financial Services	4.2	4.6
Restaurants and Food Services	4.2	3.5
Education	3.5	4.6
Oil and Gas	2.9	2.9
Containers and Packaging	2.8	2.8
Automotive Services	2.5	2.3
Food and Beverage	2.5	2.5
Commercial Real Estate Finance	1.1	1.1
Other	5.4	5.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which had made first lien senior secured loans to 32 and 41 different borrowers as of June 30, 2016 and December 31, 2015, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
Geographic Region	June 30, 2016	December 31, 2015
West(1)	38.0%	37.9%
Midwest	21.2	23.8
Southeast	21.2	20.3
Mid Atlantic	14.9	13.7
Northeast	2.9	2.3
International	1.8	2.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 21.3% and 20.8% of the total investment portfolio at fair value as of June 30, 2016 and December 31, 2015, respectively.

              As of June 30, 2016, 1.3% of total investments at amortized cost (or 0.7% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

              Since our IPO on October 8, 2004 through June 30, 2016, our exited investments resulted in an aggregate cash flow realized internal rate of return to us of approximately 13% (based on original cash invested, net of syndications, of approximately $13.3 billion and total proceeds from such exited investments of approximately $16.3 billion). Approximately 70% of these exited investments resulted in an aggregate cash flow realized internal rate of return to us of 10% or greater.

              The aggregate cash flow realized internal rate of return, original cash invested, net of syndications, and total proceeds, in each case from exited investments, are listed below from our initial public offering on October 8, 2004 through the end of each period shown below.

	Exited Investments IPO through
(dollar amounts in millions)	June 30, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Realized internal rate of return(1)	13%	13%	13%	13%	13%	14%	15%	14%	19%	21%	26%	41%	17%
Original cash invested, net of syndications	$13,264	$12,170	$9,883	$7,717	$6,817	$4,638	$2,696	$1,220	$923	$684	$424	$119	$28
Total proceeds	$16,266	$14,903	$12,121	$9,445	$8,264	$5,627	$3,256	$1,405	$1,104	$818	$511	$140	$32

(1)
Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized.

              Additionally, since our IPO on October 8, 2004 through June 30, 2016, our realized gains have exceeded our realized losses by approximately $537 million (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and from other assets). For this same time period, our average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the acquisition of Allied Capital and realized gains/losses from the extinguishment of debt and from other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over 15 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in respect of its other investment funds.

              This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the potential transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management team to get a detailed review of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

  •
  reviewing both short and long term projections of the business, and sensitizing them for both upside and downside risk;

  •
  visiting headquarters and company operations and meeting with top and middle-level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of certain senior members of the Ares Credit Group.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of our investment adviser, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5-7% of the investments initially reviewed by us eventually result in the issuance of formal commitments and the closing of such transactions.

Debt Investments

              We invest in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with our first and second lien senior secured loans we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively higher fixed interest rates. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior secured loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and

(c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a borrower from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

ACQUISITION OPPORTUNITIES

              We believe the recent volatility in the credit markets has increased the likelihood of further consolidation in our industry. To that end, in addition to the American Capital Acquisition, we are evaluating (and expect to continue to evaluate in the future) a number of additional potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              In this regard, on May 23, 2016 we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. See "Pending American Capital Acquisition" for more information.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, other than in connection with the American Capital Acquisition, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights in connection with our portfolio companies. As of June 30, 2016, of our 214 portfolio companies, we were entitled to board seats or board observation rights on 37% of these companies and these companies represented approximately 63% of our portfolio at fair value.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              As of June 30, 2016, the weighted average grade of our portfolio at fair value was 3.0. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities".

              We believe that the relationships of the members of our investment adviser's investment committee and of the partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 80 U.S.-based investment professionals as of March 31, 2016 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement" below. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC and IHAM, pursuant to which Ares Management LLC, the sole member of Ares Capital Management, and IHAM sublease a portion of these leases. Ares Management LLC has also entered into separate subleases with us, pursuant to which we sublease certain office spaces from Ares Management LLC.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that we assumed in connection with the Allied Acquisition.

Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.

              On May 20, 2013, we were named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states our individual share is approximately $117 million, and (2) punitive damages. We are currently unable to assess with any certainty whether we may have any exposure in the Action. We believe the plaintiff's claims are without merit and intend to vigorously defend ourselves in the Action.

              We are aware that a consolidated putative shareholder class action has been filed by stockholders of American Capital challenging the American Capital Acquisition. These legal proceedings could delay or prevent the American Capital Acquisition from becoming effective within the agreed upon timeframe or at all, and, if the American Capital Acquisition is completed, may be material to the results of operations, cash flows or financial condition of the combined company. It is possible that third parties could try to seek to impose liability against the combined company in connection with this matter or other potential legal proceedings.

              On or about August 18, 2016, shareholders of American Capital filed a consolidated putative shareholder class action allegedly on behalf of holders of the common stock of American Capital against the members of American Capital's board of directors in the Circuit Court for Montgomery County, Maryland due to the directors' actions in approving the American Capital Acquisition. This action is a consolidation of putative shareholder complaints filed against the directors of American Capital on June 24, 2016, July 12, 2016, July 21, 2016 and July 27, 2016. The action alleges that the directors failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by hastily commencing a sales process due to the board's manipulation by a major shareholder, Elliott Management Corp. The complaint also alleges that the directors failed to obtain for the shareholders the highest value available in the marketplace for their shares in the American Capital Acquisition. The complaint further alleges that the proposed merger was the product of a flawed sales process due to Elliott's continued manipulation of the directors, the use of deal protection devices in the American Capital Acquisition that precluded other bidders from making a higher offer to American Capital, and the directors' conflicts of interest due to special benefits, including the full vesting of American Capital stock options and incentive awards, or golden parachutes the directors are due to receive upon consummation of the proposed merger. Additionally, the complaint alleges that the Company's Registration Statement on Form N-14, which was filed with the SEC on July 20, 2016, and includes a joint proxy statement to American Capital's shareholders, is materially false and misleading because it omits material information concerning the financial and procedural fairness of the American Capital Acquisition. The complaint seeks to enjoin the American Capital Acquisition. In the event that the American Capital Acquisition is consummated, the complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty. We believe that these claims seeking to enjoin the American Capital Acquisition are without merit.

 PENDING AMERICAN CAPITAL ACQUISITION

              On May 23, 2016, we entered into a definitive agreement to acquire American Capital in a cash and stock transaction. American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

              If the American Capital Acquisition is completed, American Capital will become a subsidiary of the Company and ACAM, a portfolio company of American Capital, will merge with and into IHAM, our portfolio company, with IHAM being the surviving entity in the ACAM Merger.

Simplified Structure Before the Completion of the American Capital Acquisition

Simplified Structure Following the Completion of the American Capital Acquisition

*
Immediately following the Mergers, American Capital will convert into a Delaware limited liability company and withdraw its election as a BDC.

              Upon the completion of the American Capital Acquisition, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will be converted into the right to receive from us, in accordance with the Merger

Agreement, (i) $6.41 per share in cash consideration, (ii) stock consideration at the Exchange Ratio, and (iii) (A) if the closing occurs after the record date with respect to our dividend payable with respect to the fourth quarter of 2016, 37.5% of the Exchange Ratio times our dividend for such quarter, plus (B) if the closing occurs after the record date with respect to our dividend payable with respect to the first quarter of 2017, 75% of the Exchange Ratio times our dividend for such quarter, plus (C) if the closing occurs after the record date with respect to our dividend for any subsequent quarter, 100% of the Exchange Ratio times our dividend for such quarter. The Exchange Ratio was fixed on the date of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of our or American Capital's common stock before the closing of the American Capital Acquisition. Based on the number of shares of American Capital Common Stock outstanding on the date of the Merger Agreement, this would result in approximately 110.8 million of our shares being exchanged for approximately 229.3 million outstanding shares of American Capital common stock, subject to adjustment in certain limited circumstances. Following completion of the American Capital Acquisition, the directors of our board of directors will continue as directors of the Company.

              Additionally, in accordance with the Merger Agreement, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will have the right to receive (i) $1.20 per share in cash from our investment adviser, acting solely on its own behalf and (ii) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the sale by ACAM OF ACMM, a wholly owned subsidiary of ACAM, to AGNC (the "Mortgage Manager Sale").

              The Merger Agreement contains (a) customary representations and warranties of American Capital and the Company, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority and absence of conflicts, third party and governmental consents and approvals, reports and regulatory matters, financial statements, compliance with law and legal proceedings, absence of certain changes, taxes, employee matters, intellectual property, insurance and certain contracts, (b) limited representations and warranties from IHAM and ACAM, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority and absence of conflicts, (c) limited representations and warranties from our investment adviser, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority, absence of conflicts and regulatory matters, (d) covenants of American Capital and the Company to conduct our respective businesses in the ordinary course until the American Capital Acquisition is completed and (e) covenants of American Capital and the Company not to take certain actions during this interim period.

              Among other things, American Capital and we have agreed to, and will cause our respective affiliates, consolidated subsidiaries, and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a "Competing Proposal" (as defined in the Merger Agreement) from a third party and not to directly or indirectly solicit or take any other action (including providing information) with the intent to solicit any inquiry, discussion, proposal or offer with respect to a Competing Proposal.

              However, if either American Capital or the Company receives a Competing Proposal from a third party, and the board of directors of American Capital or the Company, as applicable, determines in good faith after consultation with its outside legal counsel and independent financial advisers that (i) failure to consider such proposal would reasonably be expected to be inconsistent with the fiduciary duties of the respective directors under applicable law and (ii) the Competing Proposal constitutes or is reasonably expected to result in a "Superior Proposal" (as defined in the Merger Agreement), then the party receiving such proposal may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. American Capital or the Company may terminate the Merger Agreement and enter into an agreement with a third party who makes a

Superior Proposal, subject to certain procedural requirements and the payment of a $140 million termination fee.

              The representations and warranties of each party set forth in the Merger Agreement (i) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (ii) will not survive completion of the American Capital Acquisition and cannot be the basis for any claims under the Merger Agreement by the other party after the American Capital Acquisition is completed, (iii) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) may have been included in the Merger Agreement for the purpose of allocating risk between American Capital and the Company rather than establishing matters as facts.

              While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, we expect to complete the American Capital Acquisition as early as the fourth quarter of 2016. The completion of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, our stockholder approval, required regulatory approvals, receipt of certain third party consents, including consents from regulatory authorities in the United Kingdom and Guernsey and consents from certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management from all such funds as of March 31, 2016 and other customary closing conditions.

              The Merger Agreement also contains certain termination rights for us and American Capital and provides that, in connection with the termination of the Merger Agreement under specified circumstances (including as more specifically described above), American Capital or the Company may be required to pay the other party a termination fee of $140 million.

              We cannot assure you that the American Capital Acquisition will be completed as scheduled, or at all. See "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

              Additionally, on May 23, 2016, we entered into an agreement with our investment adviser (the "Transaction Support Agreement") in connection with the American Capital Acquisition. Under the terms of the Transaction Support Agreement, our investment adviser will (i) provide approximately $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, in each case to the extent earned and payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement. The financial support contemplated by the Transaction Support Agreement is conditioned upon completion of the American Capital Acquisition, which is subject to the closing conditions described above.

              Also in connection with the American Capital Acquisition, our consolidated subsidiary, Ares Capital CP, received commitments from certain lenders to provide $460.0 million in new commitments under the Revolving Funding Facility, which would bring the total commitments of the Revolving Funding Facility to $1.0 billion. The new commitments are conditioned upon completion of the American Capital Acquisition, which is subject to certain closing conditions described above, and also are subject to final documentation of the amendment to the Revolving Funding Facility.

              In May 2016, in connection with the American Capital Acquisition, we suspended our stock repurchase program pending the completion of the American Capital Acquisition.

 PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of June 30, 2016. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may receive rights to observe such board meetings.

              Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at the Company's discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of June 30, 2016
(dollar amounts in thousands)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
10th Street, LLC and	Real estate holding company	First lien senior secured loan	12.00% Cash, 1.00% PIK	11/2/2019		$25,449
New 10th Street, LLC(4)		Senior subordinated loan	12.00% Cash, 1.00% PIK	11/2/2019		$27,371
5 North 11th Street		Member interest			10.00%	$44,484
Brooklyn, NY 11211		Option			40.10%	$25

2329497 Ontario Inc.	Outsourced data center	Second lien senior secured	10.50% (Libor + 9.25%/Q)	6/30/2019		$29,487
77 King Street West, Suite 4400	infrastructure and	loan
PO Box 235	related services provider
Toronto, ON M5K 1J3
Canada

Absolute Dental Management LLC and ADM	Dental services provider	First lien senior secured loan	9.26% (Libor + 8.26%/Q)	1/5/2022		$23,750
Equity, LLC		Class A preferred units			9.30%	$3,296
526 South Tonopah Dr. Suite #200		Class A common units			9.30%	$—
Las Vegas, NV 89106

Accruent, LLC and	Real estate and facilities	First lien senior secured	—	5/16/2022		$—	(5)
Athena Parent, Inc.	management software	revolving loan
10801-2 N Mopac Expressway, Suite 400	provider	Second lien senior secured loan	10.75% (Libor + 9.75%/Q)	11/16/2022		$42,500
Austin, TX 78759		Common stock			0.79%	$3,000

Adaptive Mobile Security Limited	Developer of security	First lien senior secured loan	10.00% (Libor + 9.00%/M)	7/1/2018		$2,714
Ferry House	software for mobile	First lien senior secured loan	10.00% (Libor + 9.00%/M)	10/1/2018		$701
48-52 Lower Mount Street	communications networks
Dublin 2, Ireland

ADCS Billings Intermediate	Dermatology practice	First lien senior secured	—	5/18/2022		$—	(6)
Holdings, LLC		revolving loan
151 Southhall Lane, Suite 300		First lien senior secured loan	—	5/18/2022		$—	(7)
Maitland, FL 32751		First lien senior secured loan	6.75% (Libor + 5.75%/Q)	5/18/2022		$8,617
		First lien senior secured loan	6.75% (Libor + 5.75%/Q)	5/18/2022		$22,500

ADF Capital, Inc., ADF Restaurant	Restaurant owner and	First lien senior secured loan	9.25% (Libor + 8.25%/Q)	12/18/2018		$36,734
Group, LLC, and ARG Restaurant	operator	Promissory note		12/18/2023		$11,358
Holdings, Inc.		Warrant		12/18/2023	95.00%	$—	(2)
165 Passaic Avenue
Fairfield, NJ 07004

AEP Holdings, Inc.	Distributor of	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	8/31/2021		$45,346
and Arrowhead Holdco Company	non-discretionary,	First lien senior secured loan	8.75%(Base Rate + 5.25%/Q)	8/31/2021		$673
3787 95th Ave. N.E.	mission-critical aftermarket	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/31/2021		$9,975
Blaine, MN 55014	replacement parts	First lien senior secured loan	9.75%(Base Rate + 6.25%/Q)	8/31/2021		$25
		Common stock			1.13%	$2,823

Aimbridge Hospitality, LLC	Hotel operator	First lien senior secured loan	—	10/8/2018		$—	(8)
5851 Legacy Circle, Suite 400		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$2,885
Plano, TX 75024		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$18,304

Alegeus Technologies Holdings Corp.	Benefits administration and	Preferred stock			0.79%	$1,878
1601 Trapelo Road	transaction processing	Common stock			0.00%	$—
South Building, 2nd Floor	provider
Waltham, MA 02451

AllBridge Financial, LLC(4)	Asset management services	Equity interests			100.00%	$517
13760 Noel Road, Suite 1100
Dallas, TX 75240

Alphabet Energy, Inc.	Technology developer to	First lien senior secured loan	14.50% (Libor + 11.50% Cash,	8/1/2017		$3,960
26225 Eden Landing Road, Suite D	convert waste-heat into	Series B preferred stock	2.00% PIK/M)		0.19%	$46
Hayward, CA 94545	electricity	Warrant		12/12/2023	0.88%	$—	(2)

American Broadband Communications, LLC,	Broadband communication	Warrant		11/7/2017	20.76%	$7,204	(2)
American Broadband Holding Company, and	services	Warrant		9/1/2020	20.00%	$6,927	(2)
Cameron Holdings of NC, Inc.
401 N. Tryon Street, 10th Floor
Charlotte, NC 28202

American Residential Services L.L.C.	Heating, ventilation and	Second lien senior secured	8.50% (Libor + 7.50%/Q)	12/31/2021		$50,000
965 Ridge Lake Blvd.	air conditioning services	loan
Memphis, TN 38120	provider

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
American Seafoods Group LLC	Harvester and processor	First lien senior secured	7.50%(Base Rate + 4.00%/Q)	8/19/2021		$3,300	(9)
and American Seafoods Partners LLC	of seafood	revolving loan
2025 First Avenue, Suite 900		First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/19/2021		$19,467
Seattle, WA 98121		Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	2/19/2022		$55,000
		Class A units			0.24%	$83
		Warrant		8/19/2035	3.36%	$7,872	(2)

Argon Medical Devices, Inc.	Manufacturer and marketer	Second lien senior secured	10.50% (Libor + 9.50%/Q)	6/23/2022		$9,000
5151 Headquarters Drive, Suite 210	of single-use	loan
Plano, TX 75024	specialty medical devices

Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan	—	10/31/2020		$—	(10)
5201 East Tudor Road		First lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/31/2020		$41,000
Anchorage, AL 99507

AwarePoint Corporation	Healthcare technology	First lien senior secured loan	10.50% (Libor + 9.50%/Q)	6/1/2018		$8,772
600 W. Broadway, Suite 250	platform developer	Warrant		9/5/2024	8.83%	$609	(2)
San Diego, CA 92101

Batanga, Inc.	Independent digital	First lien senior secured loan	12.00% (Libor + 11.00%/M)	12/31/2016		$10,066
2121 Ponce de Leon Blvd., Suite 800	media company
Coral Gables, FL 33134

Benihana, Inc.	Restaurant owner and	First lien senior secured	7.75%(Base Rate + 4.25%/Q)	7/17/2018		$1,074	(11)
8685 Northwest 53rd Terrace	operator	revolving loan
Miami, FL 33166		First lien senior secured loan	6.75% (Libor + 5.50%/Q)	1/17/2019		$4,573

Bicent (California) Holdings LLC	Gas turbine power	Senior subordinated loan	8.25% (Libor + 7.25%/Q)	2/6/2021		$49,507
c/o Beowolf Energy LLC	generation facilities
100 N. West Street	operator
Easton, MD 21601

Brandtone Holdings Limited	Mobile communications	First lien senior secured loan	9.50% (Libor + 8.50%/M)	11/1/2018		$4,598
51-54 Pearse Street	and marketing services	First lien senior secured loan	9.50% (Libor + 8.50%/M)	1/1/2019		$3,036
Dublin 2, Ireland	provider	Warrant		5/11/2025	1.99%	$1	(2)

Brush Power, LLC	Gas turbine power	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	8/1/2020		$56,542
1150 West Century Ave.	generation facilities	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	8/1/2020		$157
Bismarck ND, 58503	operator

Cadence Aerospace, LLC	Aerospace precision	First lien senior secured loan	7.00% (Libor + 5.75%/Q)	5/9/2018		$4,053
2600 94th Street SW, Suite 150	components manufacturer	First lien senior secured	8.25%(Base Rate + 4.75%/Q)	5/9/2018		$11
Everett, WA 98204		loan
		Second lien senior secured loan	10.50% (Libor + 9.25%/Q)	5/9/2019		$77,267

Callidus Capital Corporation(4)	Asset management services	Common stock			100.00%	$1,668
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

CallMiner, Inc. 200 West Street	Provider of cloud-based conversational analytics	Second lien senior secured loan	10.50% (Libor + 9.50%/M)	5/1/2018		$2,788
Waltham, MA 02452	solutions	Second lien senior secured loan	10.50% (Libor + 9.50%/M)	9/1/2018		$1,576
		Warrant		7/23/2024	1.83%	$—	(2)

Campus Management Corp.	Education software developer	Preferred stock			16.75%	$11,224
and Campus Management
Acquisition Corp.(3)
350 Park Avenue, 23rd Floor
New York, NY 10022

Castle Management Borrower LLC	Hotel operator	First lien senior secured loan	5.50% (Libor + 4.50%/Q)	9/18/2020		$5,746
545 East John Carpenter Freeway, Suite 1400		Second lien senior secured	11.00% (Libor + 10.00%/Q)	3/18/2021		$10,000
Irving, TX 75062		loan
		Second lien senior secured loan	11.00% (Libor + 10.00%/Q)	3/18/2021		$55,000

CCS Intermediate Holdings, LLC	Correctional facility	First lien senior secured	5.00% (Libor + 4.00%/Q)	7/23/2019		$3,188	(12)
and CCS Group Holdings, LLC	healthcare operator	revolving loan
3343 Perimeter Hill Drive, Suite 300		First lien senior secured	6.50%(Base Rate + 3.00%/Q)	7/23/2019		$1,403	(12)
Nashville, TN 37211		revolving loan
		First lien senior secured loan	5.00% (Libor + 4.00%/Q)	7/23/2021		$5,625
		Second lien senior secured loan	9.38% (Libor + 8.38%/Q)	7/23/2022		$108,000
		Class A units			1.24%	$362

CEI Kings Mountain Investor, LP	Gas turbine power	Senior subordinated loan	11.00% PIK	3/11/2017		$30,859
8800 N. Gainey Drive, Suite 250	generation facilities
Scottsdale, AZ 85258	operator

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
CFW Co-Invest, L.P.,	Health club franchisor	Limited partnership interest			12.24%	$—
NCP Curves, L.P. and		Limited partnership interest			12.25%	$7,046
Curves International Holdings, Inc.		Common stock			7.41%	$—
100 Ritchie Road Waco, TX 76712

CH Hold Corp.	Collision repair company	First lien senior secured	6.25% (Libor + 5.25%/Q)	11/20/2019		$805	(13)
401 E. Corporate Drive, Suite 150		revolving loan
Lewisville, TX 75057		First lien senior secured revolving loan	7.75%(Base Rate + 4.25%/Q)	11/20/2019		$730	(13)

ChargePoint, Inc.	Developer and operator	First lien senior secured loan	9.75% (Libor + 8.75%/M)	7/1/2019		$10,000
1692 Dell Avenue	of electric vehicle	First lien senior secured loan	9.75% (Libor + 8.75%/M)	1/1/2019		$10,000
Campbell, CA 95008	charging stations	Warrant		12/24/2024	2.12%	$1,371	(2)

Chariot Acquisition, LLC	Manufacturer, distributor and	First lien senior secured	—	9/30/2021		$—	(14)
3510 Port Jacksonville Pkwy	designer of aftermarket	revolving loan
Jacksonville, Florida 32226	golf cart parts and accessories	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	9/30/2021		$55,571

Charter NEX US Holdings, Inc.	Producer of high-performance	Second lien senior secured	9.25% (Libor + 8.25%/Q)	2/6/2023		$11,711
1264 E High St.	specialty films used	loan
Milton, WI 53563	in flexible packaging

CIBT Holdings, Inc.	Expedited travel document	First lien senior secured loan	—	12/15/2018		$—	(15)
and CIBT Investment Holdings, LLC	processing services	Class A shares			1.97%	$5,520
111 Huntington Ave., 30th Floor
Boston, MA 02199

Ciena Capital LLC(4)	Real estate and	First lien senior secured	6.00%	12/31/2016		$14,000	(16)
1633 Broadway, 39th Floor	small business loan	revolving loan
New York, NY 10019	servicer	First lien senior secured loan	12.00%	12/31/2016		$250
		First lien senior secured loan	12.00%	12/31/2016		$500
		First lien senior secured loan	12.00%	12/31/2016		$1,250
		Equity interests			100.00%	$14,856

CMW Parent LLC	Multiplatform media firm	Series A units			0.00%	$—
(fka Black Arrow, Inc.)
65 North San Pedro
San Jose, CA 95110

Command Alkon, Incorporated	Software solutions	Second lien senior secured	9.25% (Libor + 8.25%/Q)	8/8/2020		$10,000
and CA Note Issuer, LLC	provider to the ready-mix	loan
1800 International Park Dr., Suite 400	concrete industry	Second lien senior secured	9.25% (Libor + 8.25%/Q)	8/8/2020		$11,500
Birmingham, AL 35243		loan
		Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$26,500
		Senior subordinated loan	14.00% PIK	8/8/2021		$21,764

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan	12.75%	5/10/2018		$28,000
121 West Trade Street, Suite 2100	finance and leasing company
Charlotte, NC 28202

Community Education Centers, Inc.	Offender re-entry and	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	12/13/2017		$13,596
and CEC Parent Holdings LLC(4)	in-prison treatment services	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	12/13/2017		$690
35 Fairfield Place	provider	Second lien senior secured	15.64% (Libor + 15.00%/Q)	6/13/2018		$21,895
West Caldwell, NJ 07006		loan
		Class A senior preferred units			0.90%	$10,531
		Class A junior preferred units			30.77%	$21,784
		Class A common units			30.77%	$—

Competitor Group, Inc.,	Endurance sports media and	First lien senior secured	5.00% (Libor + 3.75%/Q)	11/30/2018		$4,212	(17)
Calera XVI, LLC and	event operator	revolving loan
Champion Parent Corporation		First lien senior secured loan	5.00% (Libor + 3.75%/Q)	11/30/2018		$35,813
9401 Waples Street, Suite 150		Preferred shares			50.00%	$—
San Diego, CA 92121		Membership units			7.88%	$—
		Common shares			32.96%	$—

Component Hardware Group, Inc.	Manufacturer of	First lien senior secured	5.50% (Libor + 4.50%/Q)	7/1/2019		$2,241	(18)
1890 Swarthmore Avenue	commercial equipment	revolving loan
Lakewood, NJ 08701		First lien senior secured loan	5.50% (Libor + 4.50%/Q)	7/1/2019		$8,021

Compuware Parent, LLC	Web and mobile cloud	Class A-1 common stock			0.41%	$2,111
777 Mariners Island Blvd.	performance testing and	Class B-1 common stock			0.41%	$422
San Mateo, CA 94404	monitoring services provider	Class C-1 common stock			0.41%	$280
		Class A-2 common stock			0.41%	$—
		Class B-2 common stock			0.41%	$—
		Class C-2 common stock			0.41%	$—

Correctional Medical	Correctional facility	First lien senior secured loan	—	9/29/2021		$—	(19)
Group Companies, Inc.	healthcare operator	First lien senior secured loan	9.58% (Libor + 8.58%/Q)	9/29/2021		$3,088
2511 Garden Road, Suite A160		First lien senior secured loan	9.58% (Libor + 8.58%/Q)	9/29/2021		$48,800
Monterey, CA 93940

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
Covestia Capital Partners, LP	Investment partnership	Limited partnership interest			47.00%	$1,863
11111 Santa Monica Blvd, Suite 1620
Los Angeles, CA 90025

CPV Maryland Holding	Gas turbine power	Senior subordinated loan	10.00%	12/31/2020		$42,682
Company II, LLC	generation facilities operator	Warrant		8/8/2018	4.00%	$—	(2)
c/o Competitive Power
Ventures, Inc.
8403 Colesville Road, Suite 915
Silver Spring, MD 20910

Crescent Hotels &	Hotel operator	Senior subordinated loan	15.00%	9/8/2011		$3,105
Resorts, LLC and affiliates(4)		Common equity interest			90.00%	$—
2000 Avenue of the Stars,
12th Floor
Los Angeles, CA 90067

Crown Health Care Laundry	Provider of outsourced	First lien senior secured	7.25% (Libor + 6.00%/Q)	3/13/2019		$2,000	(20)
Services, Inc. and	healthcare linen	revolving loan
Crown Laundry Holdings, LLC(3)	management solutions	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	3/13/2019		$18,275
1501 North Guillemard Street		Class A preferred units			11.76%	$3,248
Pensacola, FL 32501		Class B common units			11.76%	$361

DCA Investment Holding, LLC	Multi-branded dental	First lien senior secured	7.75%(Base Rate + 4.25%/Q)	7/2/2021		$3,367	(21)
6240 Lake Osprey Drive	practice management	revolving loan
Sarasota, FL 34240		First lien senior secured loan	6.25% (Libor + 5.25%/Q)	7/2/2021		$18,613

Dent Wizard International	Automotive reconditioning	Second lien senior secured	10.25% (Libor + 9.25%/Q)	10/7/2020		$50,000
Corporation and DWH Equity	services	loan
Investors, L.P.		Class A common stock			0.44%	$520
4710 Earth City Expressway		Class B common stock			0.37%	$1,040
Bridgeton, MO 63044

DESRI VI Management Holdings, LLC	Wind power generation	Senior subordinated loan	9.75%	12/24/2021		$25,000
c/o D.E. Shaw & Co., L.P.	facility operator	Non-controlling units			10.00%	$2,242
1166 Avenue of the Americas, 9th Floor
New York, NY 10036

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan	9.75% (Libor + 8.75%/M)	7/1/2018		$6,250
22 West 19th Street, 5th Floor		Warrant		12/19/2024	1.48%	$4	(2)
New York, NY 10011

Directworks, Inc.	Provider of cloud-based	First lien senior secured loan	10.25% (Libor + 9.25%/M)	4/1/2018		$1,960
and Co-Exprise Holdings, Inc.	software solutions for	Warrant		12/19/2024	4.76%	$—	(2)
6021 Wallace Road, Suite 300	direct materials sourcing
Wexford, PA 15090	and supplier management
	for manufacturers

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan	9.25% (Libor + 8.25%/M)	10/1/2018		$10,330
1975 W. El Camino Real, Suite 101		Warrant		3/21/2024	1.60%	$250	(2)
Mountain View, CA 94040

DTI Holdco, Inc.	Provider of legal	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	8/19/2020		$964
and OPE DTI Holdings, Inc.	process outsourcing and	Class A common stock			1.65%	$3,649
Two Ravinia Drive, Suite 850	managed services	Class B common stock			1.65%	$3,649
Atlanta, GA 30346

Dwyer Acquisition Parent, Inc.	Operator of multiple	Senior subordinated loan	11.00%	2/15/2020		$31,500
and TDG Group Holding Company	franchise concepts primarily	Senior subordinated loan	11.00%	2/15/2020		$52,670
1020 N University Park Drive	related to home	Common stock			1.87%	$4,834
Waco, TX 76707	maintenance or repairs

Eagle Family Foods Group LLC	Manufacturer and	First lien senior secured loan	10.05% (Libor + 9.05%/Q)	12/31/2021		$4,775
1 Strawberry Lane	producer of milk products	First lien senior secured loan	10.05% (Libor + 9.05%/Q)	12/31/2021		$50,000
Orrville, OH 44667

Earthcolor Group, LLC	Printing management services	Limited liability company			9.30%	$—
249 Pomeroy Road		interests
Parsippany, NJ 07054

Eckler Industries, Inc.	Restoration parts and	First lien senior secured	8.50%(Base Rate + 5.00%/Q)	7/12/2017		$1,880	(22)
5200 S. Washington Ave.	accessories provider	revolving loan
Titusville, FL 32780	for classic automobiles	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$6,539
		First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$24,682
		Series A preferred stock			5.41%	$—
		Common stock			5.41%	$—

EcoMotors, Inc.	Engine developer	First lien senior secured loan	11.00%	3/1/2018		$11,480
17000 Federal Drive, Suite 200		Warrant		12/28/2022	2.10%	$285	(2)
Allen Park, MI 48101		Warrant		2/24/2025	0.46%	$62	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
EN Engineering, L.L.C.	National utility services	First lien senior secured loan	—	6/30/2021		$—	(23)
28100 Torch Parkway, Suite 400	firm providing engineering	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/30/2021		$5
Warrenville, Illinois 60555	and consulting services	First lien senior secured loan	8.50%(Base Rate + 5.00%/Q)	6/30/2021		$4,610
	to natural gas, electric	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/30/2021		$22,255
	power and other energy
	and industrial end markets

Everspin Technologies, Inc.	Designer and manufacturer	First lien senior secured	7.25%(Base Rate + 3.75%/M)	6/5/2017		$1,145	(24)
1347 N. Alma School Road, Suite 220	of computer memory	revolving loan
Chandler, AZ 85224	solutions	First lien senior secured loan	8.75% (Libor + 7.75%/M)	6/1/2019		$8,000
		Warrant		6/5/2025	1.61%	$355	(2)

Faction Holdings, Inc.	Wholesaler of cloud-based	First lien senior secured	—	11/30/2017		$—	(25)
and The Faction Group LLC	software applications	revolving loan
(fka PeakColo Holdings, Inc.)	and services	First lien senior secured loan	9.75% (Libor + 8.75%/M)	12/1/2019		$3,000
303 E. 17th Avenue, Suite 1000		First lien senior secured loan	9.75% (Libor + 8.75%/M)	5/1/2019		$3,889
Denver, CO 80203		Warrant		12/3/2025	1.97%	$62	(2)
		Warrant		11/3/2024	2.71%	$85	(2)

Feradyne Outdoors, LLC	Provider of branded	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$4,246
and Bowhunter Holdings, LLC	archery and bowhunting	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$6,328
110 Beasley Rd.	accessories	First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$8,740
Cartersville, GA 30120		First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$46,092
		Common units			3.57%	$1,769

First Insight, Inc.	Software company providing	Warrant		3/20/2024	13.17%	$11	(2)
1606 Carmody Court, Suite 106	merchandising and pricing
Sewickley, PA 15143	solutions to companies worldwide

Flow Solutions Holdings, Inc.	Distributor of high	Second lien senior secured	10.00% (Libor + 9.00%/Q)	10/30/2018		$5,520
22908 NE Alder Crest Drive, Suite 100	value fluid handling,	loan
Redmond, WA 98053	filtration and flow	Second lien senior secured	10.00% (Libor + 9.00%/Q)	10/30/2018		$27,140
	control products	loan

Garden Fresh Restaurant Corp.	Restaurant owner and	First lien senior secured		7/3/2018		$—	(26)
15822 Bernardo Center Drive, Suite A	operator	revolving loan
San Diego, CA 92127		First lien senior secured loan	10.50% (Libor + 9.00%/Q)	7/3/2018		$40,141

Genomatica, Inc.	Developer of a biotechnology	Warrant		3/28/2023	2.46%	$6	(2)
Cambridge Discovery Park, 5th Floor	platform for the
100 Acorn Park Drive	production of
Cambridge, MA 02140	chemical products

Gentle Communications, LLC	Dental services provider	First lien senior secured	—	5/27/2022		$—	(27)
200 5th Avenue, Suite 3		revolving loan
Waltham, MA 02451		First lien senior secured loan	—	5/27/2022		$—	(28)
		First lien senior secured loan	7.50% (Libor + 6.50%/Q)	5/27/2022		$43,500

GF Parent LLC	Producer of low-acid,	Class A preferred units			2.58%	$1,358
4757 Nexus Center Drive	aseptic food and	Class A common units			2.20%	$—
San Diego, CA 92121	beverage products

Global Franchise Group, LLC	Worldwide franchisor	First lien senior secured loan	10.50% (Libor + 9.50%/Q)	12/18/2019		$60,811
and GFG Intermediate Holding, Inc.	of quick service
1346 Oakbrook Drive, Suite 170	restaurants
Norcross, GA 30093

Global Healthcare Exchange, LLC	On-demand supply	Class A common stock			1.03%	$2,991
and GHX Ultimate Parent Corp.	chain automation	Class B common stock			0.93%	$5,435
1315 W Century Drive	solutions provider
Louisville, CO 80027

Gordian Acquisition Corp.	Financial services firm	Common stock			5.00%	$—
950 Third Avenue, 17th Floor
New York, NY 10022

Green Energy Partners, Stonewall LLC	Gas turbine power generation	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	11/13/2021		$24,000
and Panda Stonewall	facilities operator	Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$18,433
Intermediate Holdings II LLC		Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$86,166
12 Paoli Pike Suite 5
Paoli, PA 19301

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical	First lien senior secured	—	12/19/2018		$—	(29)
640 Freedom Business Center Drive, Suite 201	trial management	revolving loan
King of Prussia, PA 19406		First lien senior secured loan	—	12/19/2018		$—	(30)
		First lien senior secured loan	9.00% (Libor + 8.00%/Q)	12/19/2018		$4,000
		Limited partnership interest			99.90%	$999

GS Pretium Holdings, Inc.	Manufacturer and supplier of	Common stock			0.41%	$403
15450 South Outer Forty Drive, Suite 120	high performance plastic
Chesterfield, MO 63017	containers

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Manufacturer and provider of cutting tool provider to the	First lien senior secured revolving loan	—	3/28/2020		$—	(31)
428 Newburyport Turnpike	metalworking industry	Senior subordinated loan	10.00% Cash, 1.00% PIK	9/28/2020		$27,993
Rowley, MA 01969		Class A membership units			1.09%	$1,515

HCI Equity, LLC(4)	Investment company	Member interest			100.00%	$128
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/20/2022		$31,329
5130 Executive Boulevard	commercial kitchen	Preferred units			2.50%	$2,941
Fort Wayne, IN 46808	equipment

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected	Second lien senior secured loan	9.50% (Libor + 8.50%/M)	3/1/2019		$20,108
555 Twin Dolphin Drive, Suite 280	home market	Warrant		2/19/2022	0.55%	$—	(2)
Redwood City, CA 94065

ICSH, Inc.	Industrial container	First lien senior secured	6.75% (Libor + 5.75%/Q)	12/31/2018		$1,000	(32)
1540 Greenwood Avenue	manufacturer, reconditioner	revolving loan
Montebello, CA 90640	and servicer	Second lien senior secured loan	10.16% (Libor + 9.00%/Q)	12/31/2019		$66,000

IfByPhone Inc.	Voice-based marketing	Warrant		10/15/2022	4.76%	$71	(2)
300 W. Adams Street, Suite 900	automation software provider
Chicago, IL 60606

Imperial Capital Group LLC	Investment services	Class A common units			2.60%	$11,679
2000 Avenue of the Stars, 9th Floor S		2006 Class B common units			2.60%	$2
Los Angeles, CA 90067		2007 Class B common units			2.60%	$—

Imperial Capital Private Opportunities, LP	Investment partnership	Limited partnership interest			80.00%	$15,365
2000 Avenue of the Stars, 9th Floor S
Los Angeles, CA 90067

Implus Footcare, LLC	Provider of footwear and	First lien senior secured loan	8.75%(Base Rate + 5.25%/Q)	4/30/2021		$17,188
2001 TW Alexander Drive	other accessories
P.O. Box 13925
Durham, NC 27709

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and	Common units			15.07%	$1,634
3201 Beechleaf Court, Suite 600	biotechnology
Raleigh, NC 27604	consulting services

Indra Holdings Corp.	Designer, marketer, and	Second lien senior secured	8.50% (Libor + 7.50%/Q)	11/1/2021		$64,000
9655 International Blvd.	distributor of rain and cold	loan
Cincinnati, OH 45246	weather products

Infilaw Holding, LLC	Operator of for-profit law	First lien senior secured	—	1/31/2017		$—	(33)
1100 5th Avenue South, Suite 301	schools	revolving loan
Naples, FL 34102		First lien senior secured loan	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	1/31/2017		$2,474
		Series A preferred units	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)		95.34%	$111,714
		Series B preferred units			6.67%	$2,176

Instituto de Banca y Comercio, Inc. & Leeds IV	Private School Operator	First lien senior secured loan	10.50% PIK (Libor + 9.00%/Q)	12/31/2018		$1,759
Advisors, Inc.		Senior preferred series A-1			83.50%	$75,480
Calle Santa Ana 1660		shares
Santurce, Puerto Rico 00909		Series B preferred stock			5.00%	$—
		Series C preferred stock			3.98%	$—
		Common stock			4.02%	$—

Interactions Corporation	Developer of a speech	Second lien senior secured	9.85% (Libor + 8.85%/M)	7/1/2019		$25,000
31 Hayward Street, Suite E	recognition software based	loan
Franklin, MA 02038	customer interaction system	Warrant		6/16/2022	0.30%	$290	(2)

Intermedix Corporation 6451 N. Federal Highway, Suite 1000 Fort Lauderdale, FL 33308	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	6/27/2020		$107,520

Ioxus, Inc	Manufacturer of energy	First lien senior secured loan	10.00% Cash, 2.00% PIK	6/1/2018		$9,758
18 Stadium Circle	storage devices	Warrant		1/27/2026	3.61%	$206	(2)
Oneonta, NY 13820		Warrant		1/27/2026	8.06%	$—	(2)

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.	Provider of SaaS-based software solutions to the	First lien senior secured revolving loan	—	8/4/2022		$—	(34)
222 Valley Creek Blvd, Suite 300	insurance and financial	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/4/2022		$71,461
Exton, PA 19341	services industry	Preferred stock			0.73%	$2,453
		Common stock			0.64%	$25

IronPlanet, Inc.	Online auction platform	Warrant		9/24/2023	7.60%	$203	(2)
3825 Hopyard Road, Suite 250	provider for used heavy
Pleasanton, CA 94588	equipment

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
ISS Compressors Industries, Inc., ISS Valves	Provider of repairs,	First lien senior secured loan	—	6/5/2018		$—	(35)
Industries, Inc., ISS Motors Industries, Inc., ISS	refurbishments and services	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/5/2018		$32,627
Machining Industries, Inc., and ISS Specialty Services Industries, Inc.	to the broader industrial end user markets	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/5/2018		$6,175
875 North Michigan Avenue Suite 4020
Chicago, Illinois 60611

Itel Laboratories, Inc.	Data services provider for	First lien senior secured	—	6/29/2018		$—	(36)
6745 Phillips Industrial Boulevard	building materials to property	revolving loan
Jacksonville, FL 32256	insurance industry	Preferred units			1.80%	$1,134

Ivy Hill Asset Management, L.P.(4)	Asset management services	Member interest			100.00%	$231,241
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Javlin Three LLC, Javlin Four LLC,	Asset-backed financial	First lien senior secured	10.47% (Libor + 10.00%/Q)	6/24/2017		$38,797
and Javlin Five LLC	services company	revolving loan
1414 Harney Street Suite 440
Omaha, NE 68102

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan	13.00% (Libor + 11.00% Cash, 1.00% PIK/M)	10/1/2018		$7,876
18 Crosby Drive		Common stock			100.00%	$—
Bedford, MA 01730		Warrant		7/25/2023	2.17%	$—	(2)

K2 Pure Solutions Nocal, L.P.	Chemical Producer	First lien senior secured	—	2/19/2021		$—	(37)
260 Queen Street West, 4th Floor		revolving loan
Toronto, ON M5V 1Z8		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	2/19/2021		$52,975
Canada

Kettle Cuisine, LLC	Manufacturer of fresh	Second lien senior secured	10.75% (Libor + 9.75%/Q)	2/21/2022		$28,500
330 Lynnway	refrigerated and frozen food	loan
Lynn, MA 01901	products

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC	Foodservice sales and marketing agency	First lien senior secured loan	—	11/16/2021		$—	(38)
1701 Crossroads Dr.		First lien senior secured loan	7.13% (Libor + 6.13%/Q)	11/16/2021		$46,019
Odenton, MD 21113		Membership units			5.13%	$5,970

Kinestral Technologies, Inc.	Designer of adaptive,	First lien senior secured loan	8.75% (Libor + 7.75%/M)	10/1/2018		$9,695
400 East Jamie Court, Suite 201	dynamic glass for the	Warrant		4/22/2024	1.17%	$150	(2)
South San Francisco, CA 94080	commercial and residential markets.	Warrant		4/7/2025	0.61%	$—	(2)

KPS Global LLC	Manufacturer of walk-in	First lien senior secured loan	9.70% (Libor + 8.70%/Q)	12/4/2020		$36,540
4201 N Beach St	cooler and freezer systems
Fort Worth, TX 76137

La Paloma Generating Company, LLC	Natural gas fired, combined	Second lien senior secured		2/20/2020		$1,900
24 Waterway Avenue, Suite 800	cycle plant operator	loan
Houston, TX 77380

Lakeland Tours, LLC 218 West Water Street, Suite 400	Educational travel provider	First lien senior secured revolving loan	5.75% (Libor + 4.75%/Q)	2/10/2022		$7,593	(39)
Charlottesville, VA 22902		First lien senior secured loan	5.75% (Libor + 4.75%/Q)	2/10/2022		$5,083
		First lien senior secured loan	10.45% (Libor + 9.45%/Q)	2/10/2022		$31,707

LBP Intermediate Holdings LLC	Manufacturer of paper and	First lien senior secured	—	7/10/2020		$—	(40)
1325 S. Cicero Ave.	corrugated foodservice	revolving loan
Cicero, IL 60804	packaging	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	7/10/2020		$24,492

Liquid Light, Inc.	Developer and licensor of	First lien senior secured loan		11/1/2017		$200
11 Deer Park Drive, Suite 121 Monmouth Junction, NJ 08852	process technology for the conversion of carbon dioxide into major chemicals	Warrant		8/13/2024	1.00%	$—	(2)

Liquid Robotics, Inc.	Ocean data services provider	First lien senior secured loan	11.00% (Libor + 10.00%/M)	4/1/2019		$2,940
1329 Moffett Park Drive	utilizing long duration,	First lien senior secured loan	9.00% (Libor + 8.00%/M)	5/1/2019		$5,000
Sunnyvale, CA 94089	autonomous surface vehicles	Warrant		6/30/2026	0.72%	$42	(2)
		Warrant		10/29/2025	1.21%	$70	(2)

LM Acquisition Holdings, LLC	Developer and manufacturer	Class A units			0.89%	$1,771
6415 Northwest Drive, Unit 11	of medical equipment
Mississauga, ON L4V 1X1
Canada

Lonestar Prospects, Ltd.	Sand proppant producer and	First lien senior secured loan	8.50% (Libor + 6.50% Cash,	9/18/2018		$70,930
4413 Carey Street	distributor to the oil		1.00% PIK/Q)
Fort Worth, TX 76119	and natural gas industry

LSQ Funding Group, L.C. and LM LSQ	Asset based lender	Senior subordinated loan	—	6/25/2021		$—	(41)
Investors LLC		Senior subordinated loan	10.50%	6/25/2021		$30,000
2600 Lucien Way, Suite 100		Membership units			2.57%	$3,309
Maitland, Florida 32751

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
MacLean-Fogg Company and MacLean-Fogg	Manufacturer and supplier	Senior subordinated loan	10.50% Cash, 3.00% PIK	10/9/2025		$98,445
Holdings, L.L.C.	for the power utility and	Preferred units	4.50% Cash, 9.25% PIK		93.58%	$72,108
1000 Allanson Road	automotive markets
Mundelein, IL 60060	worldwide

Market Track Holdings, LLC	Business media consulting	Preferred stock			1.50%	$2,477
10 S. Wacker Drive, Suite 2550	services company	Common stock			1.50%	$2,730
Chicago, IL 60606

Massage Envy, LLC	Franchisor in the massage	First lien senior secured	—	9/26/2018		$—	(42)
14350 N. 87th Street	industry	revolving loan
Suites 200, 205 and 230		First lien senior secured loan	8.50% (Libor + 7.25%/Q)	9/26/2018		$71,933
Scottsdale, AZ 85260		Common stock			2.00%	$5,618

Matrixx Initiatives, Inc. and Wonder Holdings	Developer and marketer of	Warrant		6/30/2021	4.56%	$1,396	(2)
Acquisition Corp.	OTC healthcare products	Warrant		6/30/2021	5.00%	$757	(2)
8515 E. Anderson Dr.
Scottsdale, AZ 85255

Maximus Holdings, LLC	Provider of software	Warrant		10/14/2019	15.00%	$—	(2)
4675 MacArthur Court	simulation tools and related
Newport Beach, CA 92660	services

MC Acquisition Holdings I, LLC	Healthcare professional	Class A units			0.59%	$1,328
825 East Gate Blvd.	provider
Garden City, NY 11530

McKenzie Sports Products, LLC	Designer, manufacturer and	First lien senior secured	—	9/18/2020		$—	(43)
1910 Saint Luke's Church Road	distributor of hunting-related	revolving loan
Salisbury, NC 28146	supplies	First lien senior secured loan	—	9/18/2020		$—
		First lien senior secured loan	6.75% (Libor + 5.75%/Q)	9/18/2020		$88,215
		First lien senior secured loan	4.75% (Libor + 3.75%/Q)	9/18/2020		$1,965

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding	Keg management solutions provider	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	12/14/2018		$142,500
Corporation		Common stock			3.47%	$7,381
5299 DTC Blvd., Suite 510
Greenwood Village, CO 80111

Ministry Brands, LLC and MB Parent	Software and payment	First lien senior secured loan	10.75% (Libor + 9.75%/Q)	11/20/2021		$48,881
Holdings, LLC	services provider to faith-	First lien senior secured loan	10.75% (Libor + 9.75%/Q)	11/20/2021		$25,033
14488 Old Stage Rd	based institutions	Class A common units			0.78%	$2,382
Lenoir City, Tennessee 37772

Moxie Liberty LLC	Gas turbine power generation	First lien senior secured loan	7.50% (Libor + 6.50%/Q)	8/21/2020		$34,474
4100 Spring Valley, Suite 1001	facilities operator
Dallas, TX 75244

Moxie Patriot LLC	Gas turbine power generation	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	12/21/2020		$33,950
4100 Spring Valley, Suite 1001	facilities operator
Dallas, TX 75244

MPH Energy Holdings, LP	Operator of municipal	Limited partnership interest			3.31%	$—
225 S. Main Street	recycling facilities
Rutland, VT 05701

MVL Group, Inc.(4)	Marketing research provider	Senior subordinated loan		7/8/2012		$226
1061 E. Indiantown Road, Suite 300		Common stock			56.10%	$—
Jupiter, FL 33477

MW Dental Holding Corp.	Dental services provider	First lien senior secured	8.50% (Libor + 7.00%/Q)	4/12/2018		$2,000	(44)
680 Hehli Way		revolving loan
PO Box 69		First lien senior secured loan	8.50% (Libor + 7.00%/Q)	4/12/2018		$117,228
Mondovi, WI 54755

My Health Direct, Inc.	Healthcare scheduling	First lien senior secured	—	9/18/2016		$—	(45)
4322 Harding Pike	exchange software solution	revolving loan
Nashville, TN 37205	provider	First lien senior secured loan	10.75%	1/1/2018		$1,900
		Warrant		9/18/2024	4.85%	$40	(2)

NAS, LLC, Nationwide Marketing Group, LLC	Buying and marketing	Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/1/2021		$22,654
and Nationwide Administrative Services, Inc.	services organization for	loan
110 Oakwood Dr., Suite 200	appliance, furniture and
Winston-Salem, NC 27103	consumer electronics dealers

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic	Second lien senior secured	10.25% (Libor + 9.00%/Q)	7/31/2020		$76,800
505 Hamilton Ave, Suite 200	healthcare service provider	loan
Palo Alto, CA 94301

Niagara Fiber Intermediate Corp.	Manufacturer of insoluble	First lien senior secured		5/27/2018		$1,449	(46)
50 Bridge Street	fiber filler products	revolving loan
North Tonawanda, NY 14120		First lien senior secured loan		5/27/2018		$1,101
		First lien senior secured loan		5/27/2018		$10,509

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan	11.00% (Libor + 10.00%/Q)	10/19/2023		$74,343
68 South Service Road, Suite 350		Class A units			0.68%	$2,528
Melville, NY 11747

Nodality, Inc.	Biotechnology company	First lien senior secured loan		7/15/2016		$2,602
170 Harbor Way, Suite 200		First lien senior secured loan		7/15/2016		$744
South San Francisco, CA 94080		Common stock			51.00%	$—

Nordco Inc.	Manufacturer of railroad	First lien senior secured	8.75% (Base Rate + 5.25%/Q)	8/26/2020		$3,511	(47)
245 West Forest Hill Avenue	maintenance-of-way	revolving loan
Oak Creek, WI 53154	machinery	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	8/26/2020		$65,179

Oak Parent, Inc.	Manufacturer of athletic	First lien senior secured loan	7.61% (Libor + 7.00%/Q)	4/1/2018		$10,162
425 Park 20 W	apparel	First lien senior secured loan	9.50% (Base Rate + 6.00%/Q)	4/1/2018		$29
Grovetown, GA 30813

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to	First lien senior secured revolving loan	—	11/21/2018		$—	(48)
15950 Dallas Parkway Suite 350	pharmacies	First lien senior secured loan	8.50% (Libor + 7.50%/Q)	11/21/2018		$16,396
Dallas, TX 75248		Limited liability company membership interest				$707

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform	First lien senior secured loan	10.00%	9/1/2017		$1,500
18 West 18th Street	operator	Warrant		4/28/2025	3.00%	$—	(2)
New York, NY 10011

Orion Foods, LLC(4)	Convenience food service	First lien senior secured loan		9/30/2015		$762
2930 W. Maple Street	retailer	Second lien senior secured		9/30/2015		$—
Sioux Falls, SD 57118		loan
		Preferred units			93.53%	$—
		Class A common units			100.00%	$—
		Class B common units			25.00%	$—

Osmose Holdings, Inc. 635 Highway 74 S Peachtree City, GA 30269	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan	8.75% (Libor + 7.75%/Q)	8/21/2023		$24,250

OTG Management, LLC	Airport restaurant operator	First lien senior secured	8.75% (Libor + 7.25%/Q)	12/11/2017		$7,990	(49)
352 Park Avenue South		revolving loan
New York, NY 10010		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$60,142
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$14,250
		First lien senior secured loan	—	12/11/2017		$—	(50)
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$24,688
		Common units			4.44%	$11,929
		Warrant		6/19/2018	7.73%	$23,798	(2)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan	13.00% PIK	10/27/2016		$114,078
5001 Spring Valley Road, Suite 1150 West
Dallast, TX 72544

Panda Temple Power II, LLC	Gas turbine power generation	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	4/3/2019		$18,109
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Panda Temple Power, LLC	Gas turbine power generation	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	3/6/2022		$21,972
4100 Spring Valley Road, Suite 1001	facilities operator
Dallas, TX 75244

Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal	First lien senior secured	8.50% (Base Rate + 5.00%/Q)	9/23/2018		$400	(51)
410 N. Milwaukee	paper products	revolving loan	7.25% (Libor + 6.25%/Q)	9/23/2018		$9,749
Chicago, IL 60654		First lien senior secured loan Class A common stock			3.64%	$7,340

Partnership Capital Growth Fund I, L.P.	Investment partnership	Limited partnership interest			25.00%	$446
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Partnership Capital Growth Investors III, L.P.	Investment partnership	Limited partnership interest			2.50%	$2,692
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Patterson Medical Supply, Inc.	Distributor of rehabilitation	Second lien senior secured	8.75% (Libor + 7.75%/Q)	8/28/2023		$19,000
28100 Torch Parkway, Suite 700	supplies and equipment	loan
Warrenville, IL 60555

PayNearMe, Inc.	Electronic cash payment	First lien senior secured loan	9.50% (Libor + 8.50%/M)	9/1/2019		$9,900
292 Gibralter Drive, Suite 104	system provider	Common stock			100.00%	$—
Sunnyvale, CA 94089		Warrant		3/11/2023	1.23%	$199	(2)

PCG-Ares Sidecar Investment II, L.P.	Investment partnership	Limited partnership interest			100.00%	$10,290
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
PCG-Ares Sidecar Investment, L.P.	Investment partnership	Limited partnership interest			100.00%	$1,629
1 Embarcadero Center, Suite 3810
San Francisco, CA 94111

Pelican Products, Inc.	Manufacturer of flashlights	Second lien senior secured	9.25% (Libor + 8.25%/Q)	4/9/2021		$37,200
23215 Early Avenue		loan
Torrance, CA 90505

PERC Holdings 1 LLC	Operator of recycled energy,	Class B common units			18.83%	$24,567
2215 So. York Road Suite 202	combined heat and power,
Oak Brook, IL 60523	and energy efficiency facilities

PerfectServe, Inc.	Communications software	First lien senior secured loan	—	3/1/2020		$—	(52)
1225 East Weisgarber Road, Suite 300	platform provider for	First lien senior secured loan	9.00% (Libor + 8.00%M)	3/1/2020		$9,000
Knoxville, TN 37909	hospitals and physician	First lien senior secured loan	9.00% (Libor + 8.00%M)	6/1/2020		$2,000
	practices	First lien senior secured loan	9.00% (Libor + 8.00%M)	6/1/2021		$2,000
		Warrant		9/15/2025	2.17%	$246	(2)
		Warrant		12/26/2023	2.60%	$295	(2)

Petroflow Energy Corporation and TexOak	Oil and gas exploration and	First lien senior secured loan	3.00%	6/29/2019		$14,706
Petro Holdings LLC	production company	Second lien senior secured		12/29/2019		$3,283
525 S. Main, Suite 1120		loan
Tulsa, OK 74103		Common units			20.20%	$—

PHL Investors, Inc., and PHL Holding Co.(4)	Mortgage services	Class A common stock			100.00%	$—
50 Weston Street
Hartford, CT 06120

PhyMED Management LLC	Provider of anesthesia	Second lien senior secured	9.75% (Libor + 8.75%/Q)	5/18/2021		$44,877
110 29th Avenue North, Suite 301	services	loan
Nashville, TN 37203

PIH Corporation	Franchisor of education-based	First lien senior secured	7.00% (Libor + 6.00%/Q)	12/15/2018		$621	(53)
3660 Cedarcrest Road	early childhood centers	revolving loan
Acworth, GA 30101

Piper Jaffray Merchant Banking Fund I, L.P.	Investment partnership	Limited partnership interest			2.00%	$1,786
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan	9.54% (Libor + 8.54%/Q)	6/23/2021		$66,000
202 South Washington Street		Common stock			2.56%	$4,586
Norton, MA, 02766

Poplicus Incorporated	Business intelligence and	First lien senior secured loan		7/1/2019		$2,450
1061 Market Street, Floor 6	market analytics platform for	Warrant		6/25/2025	3.23%	$—	(2)
San Francisco, CA 94103	companies that sell to the
	public sector

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software	Second lien senior secured loan	10.75% (Libor + 9.75%/Q)	2/23/2023		$80,000
300 Galleria Parkway, Suite 2100	provider	Class A common stock			1.10%	$6
Atlanta, GA 30339		Class B common stock			1.10%	$3,028

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction	Common units			2.38%	$1,412
13175 Gregg Street	operator
Poway, CA 92064

Precyse Acquisition Corp.	Provider of healthcare	Second lien senior secured	10.75% (Libor + 9.75%/Q)	4/20/2023		$10,000
100 North Point Center, East Suite 200	information management	loan
Alpharetta, GA 30009	technology and services

Primexx Energy Corporation	Privately-held oil and gas	Second lien senior secured	10.00% (Libor + 9.00%/Q)	1/7/2020		$128,750
4849 Greenville Ave #1600	exploration and production	loan
Dallas, TX 75206	company

R2 Acquisition Corp.	Marketing services	Common stock			0.33%	$259
207 NW Park Ave
Portland, OR 97209

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock			18.94%	$494
1750 W. Broadway St. #222 Oviedo, FL 32765		Common membership interest			15.76%	$31,024
		Warrant		11/10/2019	10.00%	$—	(2)

RE Community Holdings, LP and Pegasus Community Energy, LLC	Operator of municipal recycling facilities	Preferred stock			21.43%	$—
809 West Hill Street
Charlotte, NC 28208

Regent Education, Inc.	Provider of software solutions	First lien senior secured loan	12.00% (Libor + 8.00% Cash,	1/1/2018		$3,880
12 West Church Street	designed to optimize the		2.00% PIK/M)
Frederick, MD 21701	financial aid and enrollment	Warrant		11/1/2025	5.88%	$62	(2)
	processes

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
Respicardia, Inc. 12400 Whitewater Drive, Suite 150 Minnetonka, MN 55343	Developer of implantable therapies to improve cardiovascular health	Warrant		6/28/2022	0.19%	$28	(2)

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan	8.75% (Libor + 7.75%/Q)	2/28/2019		$35,248
Carretera 165 Km 6.2
Zona Industrial Cataño
Cataño, Puerto Rico 00962

Rocket Fuel Inc. 1900 Seaport Blvd. Pacific Shores Center Redwood City, CA 94063	Provider of open and integrated software for digital marketing optimization	Common stock			0.03%	$12

RuffaloCODY, LLC 1025 Kirkwood Parkway SW Cedar Rapids, IA 52404	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan	—	5/29/2019		$—	(54)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC 333 W. Wacker, Suite 2800 Chicago, IL 60606	Distributor of emergency medical service and respiratory products	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	7/28/2022		$54,000

Saw Mill PCG Partners LLC 8751 Old State Road 60 Sellersburg, IN 47172	Manufacturer of metal precision engineered components	Common units			66.67%	$—

Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates	8.65% (Libor + 8.00%/M)	12/20/2024		$1,899,754
2000 Avenue of the Stars, 12th Floor		Member interest			87.50%	$—
Los Angeles, CA 90067

Severin Acquisition, LLC	Provider of student	First lien senior secured	5.50% (Libor + 4.50%/Q)	7/31/2021		$1,313	(55)
150 Parkshore Drive	information system software	revolving loan
Folsom, CA 95630	solutions to the K-12	Second lien senior secured	9.75% (Libor + 8.75%/Q)	7/31/2022		$4,029
	education market	loan
		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	7/29/2022		$3,208
		Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$14,550

SHO Holding I Corporation 250 S. Australian Avenue West Palm Beach, FL 33401	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	4/27/2023		$99,000

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(3)	Developer, marketer and distributor of sports	Second lien senior secured loan	11.50% (Libor + 10.50%/Q)	10/22/2021		$89,425
110 Cheshire Lane, Suite 120	protection equipment and	Class A preferred units			3.74%	$4,802
Minnetonka, MN 55305	accessories	Class C preferred units			12.20%	$4,802

SI Holdings, Inc. 3701 Conant St. Long Beach, CA 90808	Manufacturer of elastomeric parts, mid-sized composite structures, and composite tooling	Common stock			1.83%	$1,982

Simpson Performance Products, Inc. 328 FM 306 New Braunels, TX 78130	Provider of motorsports safety equipment	First lien senior secured loan	9.77% (Libor + 8.77%/Q)	2/20/2020		$24,506

SK SPV IV, LLC	Collision repair site operators	Series A common stock			76.92%	$3,113
600 N. Central Expressway, Suite #4000		Series B common stock			76.92%	$3,113
Richardson, TX 75080

SocialFlow, Inc.	Social media optimization	First lien senior secured loan	9.50% (Libor + 8.50%/M)	8/1/2019		$4,000
52 Vanderbilt Avenue, 12th Floor	platform provider	Warrant		1/29/2026	1.95%	$25	(2)
New York, NY 10017

Sonian Inc.	Cloud-based email archiving	First lien senior secured loan	9.00% (Libor + 8.00%/M)	9/1/2019		$7,500
201 Jones Road	platform	Warrant		9/9/2022	1.14%	$93	(2)
Waltham, MA 02451

Spin HoldCo Inc.	Laundry service and	Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/14/2020		$135,800
303 Sunnyside Blvd., Suite 70	equipment provider	loan
Plainview, NY 11803

Startec Equity, LLC(4)	Communication services	Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Surface Dive, Inc.	SCUBA diver training and	Second lien senior secured	9.00% (Libor + 8.00%/Q)	1/29/2022		$37,446
30151 Tomas St.	certification provider	loan
Rancho Santa Margarita, CA 92688		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	1/29/2022		$88,240

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock			2.24%	$13,439
1901 East Ellsworth Road
Ann Arbor, MI 48108

Talari Networks, Inc.	Networking equipment	First lien senior secured loan	9.75% (Libor + 8.75%/M)	12/1/2018		$6,000
1 Almaden Blvd, Suite 200	provider	Warrant		8/3/2022	1.42%	$50	(2)
San Jose, CA 95113

The Greeley Company, Inc. and HCP	Healthcare compliance	Senior subordinated loan		3/31/2017		$1,440
Acquisition Holdings, LLC(4)	advisory services	Class A units			28.83%	$—
600 Fifth Avenue, 17th Floor New York, NY 10020

The Hygenic Corporation	Designer, manufacturer and	Second lien senior secured	9.75% (Libor + 8.75%/Q)	4/11/2021		$71,400
1245 Home Avenue	marketer of branded wellness	loan
Akron, OH 44310	products

The Step2 Company, LLC(4) 10010 Aurora-Hudson Road	Toy manufacturer	Second lien senior secured loan	10.00%	9/30/2019		$27,583
Streetsboro, OH 44241		Second lien senior secured loan		9/30/2019		$28,082
		Common units			1.77%	$—
		Class B common units			100.00%	$—
		Warrant			5.00%	$—	(2)

The Teaching Company, LLC and The Teaching	Education publications	Preferred stock			1.77%	$3,793
Company Holdings, Inc.	provider	Common stock			3.64%	$10
4151 Lafayette Center Drive, No. 100
Chantilly, VA 20151

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	First lien senior secured revolving loan		5/24/2017		$1,375	(56)
5500 Avion Park Drive		First lien senior secured loan		5/24/2018		$4,250
Highland Heights, OH 44143

Towne Holdings, Inc.	Provider of contracted	First lien senior secured loan	—	5/24/2022		$—	(57)
Suites 200-250, Office Building One	hospitality services and	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	5/24/2022		$65,270
200 Park Place	parking systems
Annapolis, MD 21401

TPTM Merger Corp.	Manufacturer of time	First lien senior secured	7.50% (Libor + 6.50%/Q)	9/12/2018		$1,250	(58)
116 American Road	temperature indicator	revolving loan
Morris Plains, NJ 07950	products	First lien senior secured loan	9.67% (Libor + 8.67%/Q)	9/12/2018		$34,000

TraceLink, Inc.	Supply chain management	First lien senior secured	7.50% (Base Rate + 4.00%/M)	12/31/2016		$4,400	(59)
200 Quannapowitt Parkway	software provider for the	revolving loan
Wakefield, MA 01880	pharmaceutical industry	First lien senior secured loan	8.50% (Libor + 7.00%/M)	1/1/2019		$4,500
		Warrant		1/2/2025	12.37%	$1,041	(2)

Transaction Data Systems, Inc.	Pharmacy management	Second lien senior secured	10.00% (Libor + 9.00%/Q)	6/15/2022		$27,500
788 Montgomery Avenue	software provider	loan
Ocoee, FL 34761

TWH Water Treatment Industries, Inc., TWH	Wastewater infrastructure	First lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/10/2019		$5,370
Filtration Industries, Inc. and TWH	repair, treatment and	First lien senior secured loan	—	10/10/2019		$—	(60)
Infrastructure Industries, Inc.	filtration holding company	First lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/10/2019		$36,400
100 S. Saunders Road, Suite 150
Lake Forest, IL 60045

U.S. Anesthesia Partners, Inc.	Anesthesiology service	Second lien senior secured	10.25% (Libor + 9.25%/Q)	9/24/2020		$23,500
2411 Fountain View Dr., Suite 200	provider	loan
Houston, TX 77057		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	9/24/2020		$50,000

U.S. Security Associates Holdings, Inc	Security guard service	Second lien senior secured	11.00%	7/28/2018		$25,000
200 Mansell Court East, Suite 500	provider	loan
Roswell, GA 30076

UL Holding Co., LLC and Universal	Manufacturer and distributor	Second lien senior secured	10.00% PIK	5/2/2020		$7,063
Lubricants, LLC(3)	of re-refined oil products	loan
2824 N Ohio		Second lien senior secured	10.00% PIK	5/2/2020		$29,955
Wichita, KS 67201		loan
		Second lien senior secured loan	10.00% PIK	5/2/2020		$3,486
		Class A common units			8.85%	$—
		Class B-5 common units			40.50%	$—
		Class C common units			8.65%	$—
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 6/30/2016	Fair Value
Urgent Cares of America Holdings I, LLC and	Operator of urgent care	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/1/2022		$13,094	(61)
FastMed Holdings I, LLC	clinics	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/1/2022		$51,184
935 Shotwell Road, Suite 108		Preferred units			20.00%	$8,301
Clayton, NC 27520		Series A common units			1.12%	$945
		Series C common units			20.00%	$396

Varsity Brands Holding Co., Inc., Hercules	Leading manufacturer and	Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/11/2022		$55,576
Achievement, Inc., Hercules Achievement	distributor of textiles,	loan
Holdings, Inc. and Hercules VB Holdings, Inc.	apparel & luxury goods	Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/11/2022		$91,697
6745 Lenox Center Court		loan
Memphis, TN 38115		Common stock			1.72%	$4,614
		Common stock			1.72%	$5,705

Velocity Holdings Corp.	Hosted enterprise resource	Common units			6.75%	$3,174
13432 Wards Rd	planning application
Lynchburg, VA 24501	management services provider

VistaPharm, Inc. and Vertice Pharma UK Parent	Manufacturer and distributor	First lien senior secured loan	6.65% (Libor + 5.50%/Q)	12/21/2021		$5,124
Limited	of generic pharmaceutical	Preferred shares			0.35%	$435
630 Central Avenue	products	Membership interest			1.95%	$1,124
New Providence, NJ 07974	Investment company
VSC Investors LLC
401 Vance Street
Los Angeles, CA 90272

WASH Multifamily Acquisition Inc. and	Laundry service and	Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/15/2023		$3,613
Coinamatic Canada Inc.	equipment provider	loan
3690 Redondo Beach Ave.		Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/15/2023		$20,636
Redondo Beach, CA 90278		loan

Waste Pro USA, Inc	Waste management services	Second lien senior secured	8.50% (Libor + 7.50%/Q)	10/15/2020		$76,337
2101 West State Road 434, Suite 315		loan
Longwood, FL 32779

WCI-Quantum Holdings, Inc.	Distributor of instructional	Series A preferred stock			1.27%	$1,127
770 N. Raddant Rd	products, services and
Batavia, IL 60510	resources

Wilcon Holdings LLC	Communications	Class A common stock			4.72%	$3,185
624 South Grand Ave., Suite 1200	infrastructure provider
Los Angeles, CA 90017

WorldPay Group PLC	Payment processing company	C2 shares			0.13%	$40
The Walbrook Building, 25 Walbrook
London EC4N 8AF
United Kingdom

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized	Senior preferred stock	8.00% PIK		0.77%	$134
1960 E. Grand Ave., Suite 900	engineering, scientific and	Common stock			0.66%	$2,848
El Segundo, CA 90245	technical services

Young Innovations, Inc.	Dental supplies and	Second lien senior secured	9.00% (Libor + 8.00%/Q)	7/30/2019		$45,000
13705 Shoreline Court East	equipment manufacturer	loan
Earth City, MO 63045

Zemax, LLC	Provider of optical	First lien senior secured	—	10/23/2019		$—	(62)
22908 NE Alder Crest Drive, Suite 100	illumination design software	revolving loan
Redmond, WA 98053	to design engineers

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of June 30, 2016.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
Total commitment of $3,250 remains undrawn as of June 30, 2016.

(6)
Total commitment of $5,000 remains undrawn as of June 30, 2016.

(7)
Total commitment of $18,883 remains undrawn as of June 30, 2016.

(8)
Total commitment of $2,466 remains undrawn as of June 30, 2016.

(9)
$18,825 of total commitment of $22,125 remains undrawn as of June 30, 2016.

(10)
Total commitment of $10,000 remains undrawn as of June 30, 2016.

(11)
$2,100 of total commitment of $3,231 remains undrawn as of June 30, 2016.

(12)
$2,100 of total commitment of $7,500 remains undrawn as of June 30, 2016.

(13)
$3,465 of total commitment of $5,000 remains undrawn as of June 30, 2016.

(14)
Total commitment of $1,000 remains undrawn as of June 30, 2016.

(15)
Total commitment of $26,440 remains undrawn as of June 30, 2016.

(16)
$6,000 of total commitment of $20,000 remains undrawn as of June 30, 2016.

(17)
$0 of total commitment of $4,538 remains undrawn as of June 30, 2016.

(18)
$1,494 of total commitment of $3,734 remains undrawn as of June 30, 2016.

(19)
Total commitment of $163 remains undrawn as of June 30, 2016.

(20)
$3,000 of total commitment of $5,000 remains undrawn as of June 30, 2016.

(21)
$2,364 of total commitment of $5,800 remains undrawn as of June 30, 2016.

(22)
$2,000 of total commitment of $4,000 remains undrawn as of June 30, 2016.

(23)
Total commitment of $2,873 remains undrawn as of June 30, 2016.

(24)
$2,855 of total commitment of $4,000 remains undrawn as of June 30, 2016.

(25)
Total commitment of $2,000 remains undrawn as of June 30, 2016.

(26)
Total commitment of $5,000 remains undrawn as of June 30, 2016.

(27)
Total commitment of $5,000 remains undrawn as of June 30, 2016.

(28)
Total commitment of $12,500 remains undrawn as of June 30, 2016.

(29)
Total commitment of $2,000 remains undrawn as of June 30, 2016.

(30)
Total commitment of $6,000 remains undrawn as of June 30, 2016.

(31)
Total commitment of $752 remains undrawn as of June 30, 2016.

(32)
$4,000 of total commitment of $5,000 remains undrawn as of June 30, 2016.

(33)
Total commitment of $20,000 remains undrawn as of June 30, 2016.

(34)
Total commitment of $4,000 remains undrawn as of June 30, 2016.

(35)
Total commitment of $1,198 remains undrawn as of June 30, 2016.

(36)
Total commitment of $2,500 remains undrawn as of June 30, 2016.

(37)
Total commitment of $5,000 remains undrawn as of June 30, 2016.

(38)
Total commitment of $12,500 remains undrawn as of June 30, 2016.

(39)
$4,317 of total commitment of $11,910 remains undrawn as of June 30, 2016.

(40)
Total commitment of $850 remains undrawn as of June 30, 2016.

(41)
Total commitment of $10,000 remains undrawn as of June 30, 2016.

(42)
Total commitment of $5,000 remains undrawn as of June 30, 2016.

(43)
Total commitment of $4,500 remains undrawn as of June 30, 2016.

(44)
$8,000 of total commitment of $10,000 remains undrawn as of June 30, 2016.

(45)
Total commitment of $1,000 remains undrawn as of June 30, 2016.

(46)
$0 of total commitment of $1,881 remains undrawn as of June 30, 2016.

(47)
$7,475 of total commitment of $11,250 remains undrawn as of June 30, 2016.

(48)
Total commitment of $2,500 remains undrawn as of June 30, 2016.

(49)
$0 of total commitment of $7,990 remains undrawn as of June 30, 2016.

(50)
Total commitment of $12,019 remains undrawn as of June 30, 2016.

(51)
$2,100 of total commitment of $2,500 remains undrawn as of June 30, 2016.

(52)
Total commitment of $3,000 remains undrawn as of June 30, 2016.

(53)
$2,692 of total commitment of $3,314 remains undrawn as of June 30, 2016.

(54)
Total commitment of $7,683 remains undrawn as of June 30, 2016.

(55)
$1,547 of total commitment of $2,900 remains undrawn as of June 30, 2016.

(56)
$833 of total commitment of $5,000 remains undrawn as of June 30, 2016.

(57)
Total commitment of $7,095 remains undrawn as of June 30, 2016.

(58)
$1,250 of total commitment of $2,500 remains undrawn as of June 30, 2016.

(59)
$3,100 of total commitment of $7,500 remains undrawn as of June 30, 2016.

(60)
Total commitment of $5,830 remains undrawn as of June 30, 2016.

(61)
Total commitment of $16,000 remains undrawn as of June 30, 2016.

(62)
Total commitment of $3,000 remains undrawn as of June 30, 2016.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of June 30, 2016.

Senior Secured Loan Fund LLC

              The Senior Secured Loan Fund LLC, or SSLP, was formed in December 2007. We and GE co-invest through the SSLP in first lien senior secured loans of middle-market companies. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of the SSLP Certificates.

              In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with us in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and we and GE continue to operate the SSLP. We and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, we and GE may provide capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. On August 24, 2015, we were advised that GECC, as the holder of the Senior Notes of the SSLP, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes us). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide us and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between us and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. We have been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, we are also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that we will pursue any of them.

              As of June 30, 2016, we and GE had outstanding amounts funded of approximately $7.1 billion in aggregate principal amount to the SSLP. As discussed above, we anticipate that no new investments will be made by the SSLP and that we and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of June 30, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $94.5 million, which had been approved by the investment committee of the SSLP as described above.

              As of June 30, 2016, we had outstanding amounts funded of approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of June 30, 2016, we had commitments to co-invest in the SSLP for our portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $14.9 million. As discussed above, it is not anticipated that we will make new investments through the SSLP.

              For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Secured Loan Program."

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our investments. The size of our board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." We refer to the directors who are non-interested persons as our "independent directors." We refer to our directors who are "interested persons" as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 68	Director	Class II Director since 2012 (term expires in 2018)(7)
			Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Intersections Inc.
Ann Torre Bates, 57	Director	Class I Director since 2010 (term expires in 2017)
			Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	Navient Corporation, SLM Corporation, United Natural Foods, Inc., 19 investment companies in the Franklin Templeton Group of Mutual Funds
Daniel G. Kelly, Jr., 65	Director	Class III Director since 2016 (term expires in 2019)	Since 2016, Mr. Kelly has been retired. From 1999 to 2015, Mr. Kelly was a Partner of the law firm of Davis Polk & Wardwell LLP.	One(2)	American Shared Hospital Services
Steven B. McKeever, 57	Director	Class I Director since 2012 (term expires in 2017)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Eric B. Siegel, 58	Director	Class III Director since 2004 (term expires in 2019)
			Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J Arougheti, 43(3)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (term expires in 2017); Executive Vice President since October 2014 (indefinite term)
			Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the board of directors and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.	One(2)	Ares Management, L.P., Ares Commercial Real Estate Corporation
R. Kipp deVeer, 43(4)	Director and Chief Executive Officer	Class III Director since 2015 (term expires in 2019); Chief Executive Officer since July 2014 (indefinite term)
			Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited.	One(2)
Robert L. Rosen, 69(5)	Director	Class II Director since 2004 (term expires in 2018)(7)
			Since February 2016, Mr. Rosen has been a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer and a director of Ares Commercial Real Estate Corporation. Since August 2005, Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 52(6)	Co-Chairman and Director	Class II Director since 2004 (term expires in 2018)(7)
			Since July 2014, Mr. Rosenthal has served as Co-Chairman of the board of directors, and previously as Chairman of the board of directors since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head of and a Partner in the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group, and certain funds managed by the Ares Private Equity Group.	One(2)	Ares Management, L.P., Nortek, Inc., Hanger, Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 42	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)
Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company and since November 2006, Mr. Bloomstein has served as Vice President of the Company. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.
Mitchell Goldstein, 49	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.
Miriam Krieger, 40	Chief Compliance Officer	Since July 2011 (indefinite term)	Since July 2011, Ms. Krieger has served as Chief Compliance Officer of the Company, and currently serves as a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group.
Scott C. Lem, 38	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)
Since December 2013, Mr. Lem has served as Chief Accounting Officer of the Company and since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department.
Michael McFerran, 44	Vice President and Assistant Treasurer	Since March 2015 (indefinite terms)
Since April 2015, Mr. McFerran has served as Vice President and Assistant Treasurer of the Company. Mr. McFerran joined Ares in March 2015 and serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.
Daniel F. Nguyen, 44	Vice President and Assistant Treasurer	Vice President since January 2011 and Assistant Treasurer since May 2013 (indefinite terms)
Since January 2011, Mr. Nguyen has served as Vice President of the Company and since May 2013, Mr. Nguyen has served as Assistant Treasurer of the Company. From September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company. Mr. Nguyen joined Ares in August 2000 and currently serves as Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity Group. Mr. Nguyen also currently serves as Treasurer of Ares Commercial Real Estate Corporation.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Penni F. Roll, 50	Chief Financial Officer	Since December 2010 (indefinite term)	Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Ms. Roll is the Chief Financial Officer of the Ares Credit Group, serves as Partner—Finance of Ares Capital Management and is a member of the Ares Enterprise Risk Committee. Ms. Roll also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc.
Michael L. Smith, 44	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.
Michael D. Weiner, 63	Vice President	Since September 2006 (indefinite term)
			Since September 2006, Mr. Weiner has been Vice President of the Company. Mr. Weiner currently serves as Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and a member of the Ares Management Committee. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since March 2012 and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. since October 2012.		.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation, 2200 Pennsylvania Avenue, NW, Suite 400 East, Washington, DC 20037. The business address of each other director, executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of our investment adviser, is a Co-Founder and President of Ares and serves on the Board of Directors and Management Committee of Ares.

(4)
Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of our investment adviser, and serves on the Management Committee of Ares.

(5)
Mr. Rosen is an interested director because he is a Partner of Ares.

(6)
Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

(7)
Each of the Class II directors received the affirmative vote of over 95% of the shares voted at the 2015 Annual Meeting of Stockholders but did not receive the affirmative vote of holders of at least a majority of the shares outstanding and entitled to vote at such meeting. Accordingly, pursuant to Maryland law, they have continued and will continue to serve as directors of the Company until their successors are duly elected and qualify.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead us and our board of directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Steve Bartlett, 68, has served as a director of the Company since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. Mr. Bartlett currently sits on the board of directors of the Homeownership Preservation Foundation (HPF). In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, DC, and the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas-Fort Worth International Airport Board. Mr. Bartlett currently serves on the board of directors of Intersections Inc. (NASDAQ). Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs. We believe that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

              Ann Torre Bates, 57, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. She currently serves on the board of directors of Navient Corporation and United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010 and SLM Corporation from 1997 to 2014. Ms. Bates holds a B.B.A. in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. We believe that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Daniel G. Kelly, Jr., 65, has served as a director of the Company since May 2016 and currently serves on the nominating and governance committee. Mr. Kelly was a Partner of Davis Polk &

Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. He currently serves on the board of directors of American Shared Hospital Services. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of a NYSE-listed corporation and a partner involved in management of two other law firms. Mr. Kelly graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia Law Review. We believe that Mr. Kelly's experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the board of directors with unique insight on its duties and responsibilities.

              Steven B. McKeever, 57, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. We believe that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle-market companies.

              Eric B. Siegel, 58, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club, to which he devotes the bulk of his time, and a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. We believe that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J Arougheti, 43, has served as Co-Chairman of the board of directors since July 2014, as a director of the Company since 2009 and as an Executive Vice President of the Company since October 2014. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014, and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committee of our investment adviser, and the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation HOPE.Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. We believe that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, not only gives the board of directors valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as co-chairman of our board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of our investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares.

              R. Kipp deVeer, 43, has served as a director of the Company since 2015 and currently serves as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of our investment adviser and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares Management, L.P. overseeing the European activities of Ares. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from

Stanford University's Graduate School of Business. We believe that Mr. deVeer's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is an officer of and on the Investment Committee of our investment adviser, and serves on the Management Committee of Ares.

              Robert L. Rosen, 69, has served as a director of the Company since 2004 and is a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer of and a director of Ares Commercial Real Estate Corporation. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen is a member of the board of directors of Ares Commercial Real Estate Corporation and previously served on the board of directors of Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen holds a B.A. from the City University of New York in Economics and an M.B.A. from the New York University Leonard N. Stern School of Business in Finance. We believe that Mr. Rosen's over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because he is a Partner of Ares.

              Bennett Rosenthal, 52, has served as Co-Chairman of the board of directors since 2014, and previously as Chairman of the board of directors since 2004. Mr. Rosenthal is a Co-Founder and Partner of Ares. He is Co-Head of and a Partner in the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of our investment adviser, certain funds managed by the Ares Private Equity Group and certain funds managed by the Ares Credit Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of Directors of City Ventures, LLC, Jacuzzi Brands Corporation, Nortek, Inc., True Oil Company LLC, the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., National Veterinary Associates, Inc., Serta International Holdco LLC and Simmons Bedding Company, and several other private companies. Mr. Rosenthal's previous board of directors experience includes Maidenform Brands, Inc., Hanger, Inc. and Aspen Dental Management, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles, and on the Graduate Executive Board of the Wharton School of Business. Mr. Rosenthal graduated summa cum laude with a B.S. in Economics from the University of Pennsylvania's Wharton School of Business where he also received his M.B.A. with distinction. We believe that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as co-chairman of the board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

Executive Officers and Certain Other Officers Who Are Not Directors

              Joshua M. Bloomstein, 42, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. He is also a member of the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

              Mitchell Goldstein, 49, serves as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of our investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              Miriam Krieger, 40, serves as Chief Compliance Officer of the Company. She joined Ares in April 2010 and is a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

              Scott C. Lem, 38, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Michael McFerran, 44, serves as a Vice President and Assistant Treasurer of the Company. He is Executive Vice President, Chief Financial Officer and Treasurer of Ares and serves on the Management Committee of Ares Management. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC. Prior to joining KKR, Mr. McFerran spent the majority of his career at Ernst & Young LLP where he was a senior manager in their financial services industry practice. Mr. McFerran also held Vice President roles at XL Capital Ltd. and American Express. Mr. McFerran received an M.B.A. from the Haas School of Business at U.C. Berkeley and a B.S. in Business Administration from San Francisco State University.

              Daniel F. Nguyen, 44, serves as a Vice President and Assistant Treasurer of the Company. He joined Ares in August 2000 and serves as a Partner in the Ares Finance Department, Chief Financial Officer of the Ares Private Equity Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen also serves as Treasurer of Ares Commercial Real Estate Corporation. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of the Company and from August 2004 to March 2007, as Chief Financial Officer of the Company. From 2002 to 2015, Mr. Nguyen served as Chief Financial Officer of Ares Management, L.P. and its predecessor. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions and analyzing changes in accounting guidelines for derivatives. Mr. Nguyen graduated with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and received an M.B.A. in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the M.B.A. curriculum. Mr. Nguyen is a Chartered Financial Analyst® and a Certified Public Accountant.

              Penni F. Roll, 50, serves as the Chief Financial Officer of the Company and of the Ares Credit Group and additionally serves as a member of the Ares Enterprise Risk Committee. She also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc., a publicly traded closed end fund managed by an affiliate of Ares Management. Ms. Roll joined Ares in April 2010 and now serves as Partner—Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

              Michael L. Smith, 44, serves as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner in the Ares Credit Group and a member of the Management Committee of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of our investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a B.S. in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Michael D. Weiner, 63, serves as a Vice President of the Company. Mr. Weiner serves as Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and is a member of the Management Committee of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc., a NYSE-listed, closed-end fund managed by an affiliate of Ares Management since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management, L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Arougheti and Mr. Rosenthal serve as co-chairs of our board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares. The Company believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives our board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Rosenthal is an interested director because he is on the Investment Committee of our investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as co-chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Arougheti and Mr. Rosenthal as co-chairs of our board of directors, as Mr. Arougheti and Mr. Rosenthal's relationships with our investment adviser provide an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the co-chairs of the board of directors and between the independent directors and officers of the Company and our investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (a) through its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) by working with our Chief Compliance Officer to monitor risk in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the board of directors in fulfilling its oversight responsibilities relating to the Company's systems of internal controls over financial reporting, audits of the Company's financial statements and disclosure controls and procedures, assisting the board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the board of directors or to stand for election by our stockholders, reviewing the Company's policies relating to corporate governance, and overseeing the evaluation of our board of directors and its committees.

              Our board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with our Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. Our Chief Compliance Officer's report, which is reviewed by and discussed with our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, our Chief Compliance Officer reports to our board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements and restrictions that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are subject to restrictions on our ability to engage in transactions with Ares and its affiliates. See "Regulation." In addition, we have elected to be treated as a RIC under the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with each of our Chief Compliance Officer, our independent registered public accounting firm and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case-by-case basis and that our board of directors' existing role in risk oversight is appropriate. However, our board of directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2015, the board of directors held 15 formal meetings, the audit committee held four formal meetings, and the nominating and governance committee held four formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders in person.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

              The role of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities by: (i) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (ii) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving our independent registered public accounting firm and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls and procedures.

              The audit committee also assists our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to the board of directors, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of our investment adviser the Company's major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee's attention, including each annual renewal of our investment advisory and management agreement and our administration agreement.

              This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

              Our board of directors has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. Kelly, McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the board of directors for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the board of directors nominees to fill vacancies on the board of directors or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the

Company's policies relating to corporate governance and recommending any changes in such policies to the board of directors, and (v) overseeing the evaluation of the board of directors (including its leadership structure) and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to the Company's officers and management of the investment adviser and the administrator;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

              This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Compensation Committee

              The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The Company's executive officers do not receive any direct compensation from us. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the SEC. In addition, pursuant to the audit committee charter, the amounts payable to our investment adviser and our administrator pursuant to our investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to our investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of our independent directors in accordance with Section 15(c) of the Investment Company Act.

              The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on August 4, 2016 and the number of shares beneficially owned by each of our directors as of December 31, 2015. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Steve Bartlett(4)	$50,001-$100,000
Ann Torre Bates	Over $100,000
Daniel G. Kelly, Jr(5)	None
Steven B. McKeever	Over $100,000
Frank E. O'Bryan(6)	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer(7)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2015, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Mr. Kelly became a director in May 2016.

(6)
Mr. O'Bryan's term expired at our 2016 annual meeting of stockholders.

(7)
The shares of the Company's common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation earned or actually received by our directors, none of whom is our employee, for services as a director for the fiscal year ended December 31, 2015. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$175,250	$175,250
Ann Torre Bates	$185,250	$185,250
Daniel G. Kelly, Jr.(2)	None	None
Steven B. McKeever	$176,250	$176,250
Frank E. O'Bryan(3)	$170,750	$170,750
Eric B. Siegel	$193,250	$193,250
Interested Directors
Michael J Arougheti	None	None
R. Kipp deVeer(4)	None	None
Antony P. Ressler(5)	None	None
Robert L. Rosen(6)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Kelly became a director in May 2016.

(3)
Mr. O'Bryan's term expired at our 2016 annual meeting of stockholders.

(4)
Mr. deVeer became a director in November 2015.

(5)
Mr. Ressler resigned from his position as a director in November 2015.

(6)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2015, he did receive $163,750 from Ares Management for his service as a director of the Company for such period in connection with his role as an Operating Advisor to Ares Management. In February 2016, Mr. Rosen became a Partner of Ares.

              The independent directors receive an annual fee of $160,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000, the lead independent director receives an additional annual fee of $15,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

PORTFOLIO MANAGERS

              We consider the members of the Investment Committee of Ares Capital Management to be our portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J Arougheti	Co-Chairman of the board of directors of the Company; Executive Vice President of the Company; Partner of the Ares Credit Group	12	Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Board and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.
R. Kipp deVeer	Chief Executive Officer of the Company; Co-Head and Partner of the Ares Credit Group	12

Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Investment Committees. Mr. deVeer is also a director of Ares Management Limited.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Co-President of the Company; Partner of the Ares Credit Group	11

Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.

John Kissick	Partner of Ares; Partner of the Ares Corporate Strategy and Relationship Management Group	18

Mr. Kissick is a Co-Founder of Ares and a director and Partner of Ares Management GP LLC, Ares' general partner. He serves as a member of Ares' board of directors and Management Committee and is a Partner of Ares in the Corporate Strategy and Relationship Management Group. Mr. Kissick is also a member of the Investment Committees of the Ares Credit Group and certain funds in the Ares Private Equity Group.

Bennett Rosenthal	Co-Chairman of the board of directors of the Company; Partner of Ares; Co-Head and Partner of the Ares Private Equity Group	18

Since July 2014, Mr. Rosenthal has served as Co-Chairman of the Board, and previously as Chairman of the Board since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head and a Partner of the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group and certain funds managed by the Ares Private Equity Group.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
David Sachs	Partner of the Ares Strategy and Relationship Management Group	18

Mr. Sachs is a Partner in the Ares Strategy and Relationship Management Group. Mr. Sachs serves as a member of the Ares Credit and Private Equity Group fund investment committees, as well as the Ares Real Estate Group's Real Estate Debt Investment Committee, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ivy Hill Asset Management Investment Committee.

Michael L. Smith	Co-President of the Company; Partner of the Ares Credit Group	12

Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Investment Committee and the Ivy Hill Asset Management Investment Committee.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Arougheti, deVeer, Goldstein and Smith are each Partners of, and Messrs. Kissick and Sachs are each members of certain committees of, the Ares Credit Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2016 had approximately $60.0 billion (including the Company) of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts; and

  •
  Mr. Rosenthal is a Partner of, and Mr. Kissick is a member of certain committees of, the Ares Private Equity Group. All such individuals have responsibilities for certain funds, which as of March 31, 2016 had approximately $23.3 billion of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds.

See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Arougheti, deVeer, Goldstein and Smith is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, (i) Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as President of Ares Management and as a Partner of the Ares Credit Group, (ii) Mr. deVeer also spends a portion of his time on corporate and administrative activities in his capacity as the Company's Chief Executive Officer and as a Partner of the Ares Credit Group and (iii) Messrs. Goldstein and Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Presidents of the Company and as Partners of the Ares Credit Group. Each of Messrs. Arougheti, deVeer, Goldstein and Smith receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on our performance. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on August 4, 2016 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2015 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J Arougheti	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
John Kissick	Over $1,000,000
Bennett Rosenthal	Over $1,000,000
David Sachs	Over $1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, our investment adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of our investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

Base Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee, an income based fee and a capital gains incentive fee.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

Income Based Fee

              The income based fee is calculated and payable quarterly in arrears based on our net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre- incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually received. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser certain fees even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay our investment adviser an income based fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which our pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income based fee

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              If the American Capital Acquisition is completed, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the completion of the American Capital Acquisition, the lesser of (x) $10 million of the income based fees and (y) the amount of income based fees for such quarter, in each case to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement. We cannot assure you that the American Capital Acquisition will be completed. See "Pending American Capital Acquisition" for a description of the terms of the American Capital Acquisition, "Risk Factors—Risks Relating to Our Business—We may fail to complete the American Capital Acquisition" for a description of the risks associated with a failure to complete the American Capital Acquisition and "Risk Factors—Risks Relating to the American Capital Acquisition" for a description of the risks that the combined company may face if the American Capital Acquisition is completed.

Capital Gains Incentive Fee

              The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date we completed our initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by us for such investment plus (y) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any such deferred fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Fee Calculation

Example 1—Income Based Fee(1):

Assumptions

• Hurdle rate(2) = 1.75%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.125% – 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.1875% – 1.75%)) + (20% × (2.925% – 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

              For the six months ended June 30, 2016, we incurred $69.2 million in base management fees, and $58.0 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the six months ended June 30, 2016. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $56.5 million as of June 30, 2016, all of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2015, we incurred $134.3 million in base management fees and $121.4 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2015. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $42.3 million as of December 31, 2015, all of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2014, we incurred $128.0 million in base management fees and $118.3 million in income based fees. The capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2014 was $24.0 million. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $93.0 million as of December 31, 2014, of which $69.0 million was not due under the investment advisory and management agreement.

              For the year ended December 31, 2013, we incurred $104.9 million in base management fees and $110.5 million in income based fees. In accordance with GAAP, the Company accrued a capital gains incentive fee of $11.6 million for the year ended December 31, 2013. However, the capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2013 was $17.4 million.

              GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of June 30, 2016, the Company has paid capital gains incentive fees since inception totaling $57.4 million. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments (including payments to third party vendors for financial information services); offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "Administration Agreement" below.

Duration, Termination and Amendment

              At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that our stockholders vote to approve the proposed amendments. On June 6, 2011, our stockholders approved the proposed amendments, and we entered into a restated investment advisory and management agreement, reflecting such amendments on June 6, 2011. At an in-person meeting of our board of directors on April 26, 2016, our board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, voted to approve the continuation of the investment advisory and management agreement to June 6, 2017. A discussion regarding the basis for our board of directors' approval of the 2011 adoption of the form of our current investment advisory and management agreement is available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company (as defined in the Investment Company Act). The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the income based fee, the capital gains incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to an administration agreement with Ares Operations, an affiliate of our investment adviser and a subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on April 26, 2016, which extended the term of the agreement until June 1, 2017. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the six months ended June 30, 2016, the Company incurred $6.8 million, in administrative fees. As of June 30, 2016, $3.3 million of these fees were unpaid and included in "accounts payable and other liabilities" in the Company's June 30, 2016 consolidated balance sheet.

              For the year ended December 31, 2015, the Company incurred $14.2 million in administrative fees. As of December 31, 2015, $3.7 million of these fees were unpaid and included in "accounts payable and other liabilities" in our December 31, 2015 consolidated balance sheet. For the years ended December 31, 2014 and 2013, we incurred $13.7 million and $12.3 million, respectively, in administrative fees.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, we have a code of conduct that generally prohibits any of our officers or directors from engaging in any transaction where there is a conflict between such individual's personal interest and our interests. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the co-chairs of the board of directors or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

              As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have separate policies and procedures that have been adopted to ensure that we do not enter into any such prohibited transactions without seeking necessary approvals.

              We are party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain of our directors and officers and members of the investment committee of our investment adviser may have indirect ownership and pecuniary interests. Certain of our directors and officers and members of the investment committee of our investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our directors and officers and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with our investment adviser's investment allocation policy. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Our investment adviser, Ares Capital Management, has indirect financial interests in the American Capital Acquisition that are different from, and/or in addition to, the interests of our stockholders. For example, our investment adviser's base management fee is based on a percentage of our total assets (other than cash and cash equivalents). Because total assets under management is expected to increase if the American Capital Acquisition is completed, the dollar amount of our investment adviser's management fee is expected to increase as a result of the completion of the American Capital Acquisition. In addition, the income based fee and capital gains incentive fee payable by us to our investment adviser may increase as a result of the American Capital Acquisition. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

              In connection with the American Capital Acquisition, our investment adviser has agreed to (i) provide approximately $275 million of cash consideration, or $1.20 per share of American Capital Common Stock, payable to American Capital's stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of the income based fees and (y) the amount of income based fees for such quarter, in each case to the extent earned and payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

              Pursuant to the terms of the administration agreement between Ares Operations and us, Ares Operations, a subsidiary of Ares Management, currently provides us with certain administrative and other services necessary to conduct our day-to-day operations, and we reimburse Ares Operations, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the cost of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of Ares Operations' overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement. IHAM is also party to the Merger Agreement and is the entity into which ACAM will merge.

              We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to us under these subleases totaled $4.7 million. Ares Management LLC has also entered into separate subleases with us, pursuant to which we sublease certain office leases from Ares Management LLC. For the year ended December 31, 2015, amounts payable to Ares Management LLC under these subleases totaled $0.7 million.

              We have entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use our proprietary portfolio management software. For the fiscal year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to us under these agreements totaled $0.1 million.

              We have also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of August 4, 2016, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of August 4, 2016 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of August 4, 2016, there were no persons that owned 5% or more of the outstanding shares of our common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

              The address for Messrs. Arougheti, deVeer, Goldstein, Rosen and Smith, Ms. Roll and certain officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	828,447		*
R. Kipp deVeer	175,000	(2)	*
Robert L. Rosen	37,398		*
Bennett Rosenthal	255,138	(3)	*
Independent Directors
Steve Bartlett	6,200	(4)	*
Ann Torre Bates	13,275	(5)	*
Daniel G. Kelly, Jr.	7,500		*
Steven B. McKeever	11,421		*
Eric B. Siegel	35,504	(6)	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	188,886	(7)	*
Michael L. Smith	151,012		*
Penni F. Roll	70,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (18 persons)	1,874,100	(9)	*

*
Represents less than 1%.

(1)
Based on 313,954,008 shares of common stock outstanding as of August 4, 2016.

(2)
The shares of our common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
Consists of (i) 11,000 shares of common stock owned directly; and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 26,256 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 1,082 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(7)
127,010 shares of our common stock held by Mr. Goldstein have been pledged as security in connection with margin trading accounts.

(8)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 62,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by officers of the Company that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 ("Regulation S-K").

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. We follow ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended December 31, 2015 and Note 8 to the consolidated financial statements for the period ended June 30, 2016). ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of our portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of our portfolio at fair value.

  •
  The board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third- party valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as our shares are trading at or at a premium to net asset value). If our shares are trading at a discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842-3170 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

 CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              This summary does not discuss the consequences of an investment in our debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

              Tax matters are very complicated and the tax consequences to investors in our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under the Code. As a RIC, we generally will not pay corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long- term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to limitations which may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the 90% Income Test or the Diversification Tests in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Test.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and are not eligible for relief as described above, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

Capital Loss Carryforwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short- term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

              It is believed that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre- acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of December 31, 2015, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $0.1 billion and other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion. These amounts are estimates and will not be finally determined until we file our 2015 income tax return in 2016.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, and relief were not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, we would be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we make a special election to pay corporate-level tax on such built-in gains at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On August 4, 2016, the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.54 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the entire board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of August 4, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	500,000,000	—	313,954,008

Preferred Stock

              Our charter authorizes our board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the Staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific material terms and conditions of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued;

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities is issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  if applicable, U.S. federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  the listing, if any, on a securities exchange; and

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  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the accompanying prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

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  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

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  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

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  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

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  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

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  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

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  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

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  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

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  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

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  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

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  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

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  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity.

However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

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  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

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  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

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  change the stated maturity of the principal of or interest on a debt security;

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  reduce any amounts due on a debt security;

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  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

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  adversely affect any right of repayment at the holder's option;

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  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

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  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

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  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

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  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully- registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

              DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) currently has an investment (although we may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Certain types of co- investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which we have applied. Any such order will be subject to certain terms and conditions. Further, there is no assurance that the application for exemptive relief will be granted by the SEC.

              The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

SBA REGULATION

              In April 2015, our wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company. AVF LP will invest in small businesses, as such term is defined in the SBA regulations, in accordance with SBA regulations and expects that such investments will primarily be in early-stage and/or venture capital-backed companies.

              The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 million. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. AVF LP is subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBA. The SBA, as a creditor, will have a superior claim to AVF LP's assets over the Company's stockholders in the event AVF LP is liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by AVF LP upon an event of default.

              SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25% of its investment capital in "smaller enterprises," as defined by the SBA. The definition of a smaller enterprise generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller enterprise, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment.

              The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e., non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one company and its affiliates.

              The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

              The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

              The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

      (ii)
      we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

    (c)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the business development company does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) our investment adviser finds it necessary to vote contrary to its general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended June 30, 2016 free of charge by making a written request for proxy voting information to our Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, by calling us at (888) 818-5298 or on the SEC's website at www.sec.gov.

PRIVACY PRINCIPLES

              We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we will not receive any non-public personal information about recordholders of the common stock of the Company, although certain of our recordholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders' communications to us concerning their investment;

  •
  information about recordholders' transactions and history with us; and

  •
  other general information that we may obtain about recordholders, such as demographic and contact information such as address.

              We disclose non-public personal information about recordholders:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees for everyday business purposes;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

  •
  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When the Company shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders' privacy. The Company does not permit use of recordholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

              Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder's account or comply with legal requirements.

              If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer non-public personal information of holders of our securities to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, our investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan.

              The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $66,003.

 PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our debt securities in one or more underwritten public offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the debt securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the debt securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the debt securities, including: the purchase price of the debt securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional debt securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the debt securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the debt securities offered by the prospectus supplement.

              The distribution of the debt securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which the debt securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the debt securities, underwriters or agents may receive compensation from us or from purchasers of the debt securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the debt securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the debt securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the debt securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of the debt securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying debt security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the debt securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the debt securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the debt securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              We may sell the debt securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of debt securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, the debt securities offered hereby will be a new issue with no trading market. We may elect to list the debt securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any of the debt securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the debt securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the debt securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the debt securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our debt securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 550 South Hope Street, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

              The audited financial statements of the Company included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

              The audited financial statements of Senior Secured Loan Fund LLC included as an exhibit to the registration statement of which this prospectus is a part have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm whose report thereon is included as an exhibit to the Registration Statement of which this prospectus forms a part, given on the authority of said firm as experts in auditing and accounting.

              Ernst & Young LLP, located at 8484 Westpark Drive, McLean, Virgina 22102, is the independent registered public accounting firm of American Capital, Ltd.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2015 and 2014, including the consolidated schedule of investments as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014, by correspondence with custodians, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 24, 2016 expressed as an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $9.1 billion (175% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurement, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $9.1 billion of investments at December 31, 2015 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

/S/ KPMG LLP
Los Angeles, California
February 24, 2016

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited Ares Capital Corporation's (the Company) internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Ares Capital Corporation's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Ares Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Ares Capital Corporation (and subsidiaries) as of December 31, 2015 and 2014, including the consolidated schedule of investments as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2015, and our report dated February 24, 2016 expressed an unqualified opinion on those consolidated financial statements.

/S/ KPMG LLP
Los Angeles, California
February 24, 2016

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of December 31,
	2015	2014
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$6,481,333	$6,270,075
Non-controlled affiliate company investments	195,074	228,716
Controlled affiliate company investments	2,379,089	2,529,588

Total investments at fair value (amortized cost of $9,147,646 and $8,875,095, respectively)	9,055,496	9,028,379
Cash and cash equivalents	257,056	194,555
Interest receivable	137,968	160,981
Receivable for open trades	—	859
Other assets	80,836	112,999

Total assets	$9,531,356	$9,497,773

LIABILITIES
Debt	$4,138,479	$3,924,482
Base management fees payable	34,125	34,497
Income based fees payable	31,234	33,070
Capital gains incentive fees payable	42,265	92,979
Accounts payable and other liabilities	60,587	81,892
Interest and facility fees payable	51,007	46,974
Payable for open trades	327	164

Total liabilities	4,358,024	4,214,058
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 314,347 and 314,108 common shares issued and outstanding, respectively	314	314
Capital in excess of par value	5,318,277	5,328,057
Accumulated overdistributed net investment income	(894)	(32,846)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(53,013)	(166,668)
Net unrealized gains (losses) on investments, foreign currency and other transactions	(91,352)	154,858

Total stockholders' equity	5,173,332	5,283,715

Total liabilities and stockholders' equity	$9,531,356	$9,497,773

NET ASSETS PER SHARE	$16.46	$16.82

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2015	2014	2013
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$508,467	$439,405	$388,034
Capital structuring service fees	69,983	72,170	48,167
Dividend income	18,798	28,017	17,969
Management and other fees	—	—	949
Other income	13,455	17,488	17,054

Total investment income from non-controlled/non-affiliate company investments	610,703	557,080	472,173
From non-controlled affiliate company investments:
Interest income from investments	13,926	11,814	19,531
Capital structuring service fees	2,601	1,940	395
Dividend income	3,654	5,608	7,994
Other income	240	843	213

Total investment income from non-controlled affiliate company investments	20,421	20,205	28,133
From controlled affiliate company investments:
Interest income from investments	294,959	290,219	240,368
Capital structuring service fees	21,970	39,452	43,119
Dividend income	51,049	50,671	73,681
Management and other fees	23,906	24,596	19,254
Other income	2,342	6,736	4,993

Total investment income from controlled affiliate company investments	394,226	411,674	381,415

Total investment income	1,025,350	988,959	881,721

EXPENSES:
Interest and credit facility fees	226,967	216,019	171,495
Base management fees	134,346	127,997	104,857
Income based fees	121,390	118,273	110,511
Capital gain incentive fees	(26,721)	29,467	11,640
Administrative fees	14,244	13,689	12,317
Other general and administrative	29,612	27,383	26,390

Total expenses	499,838	532,828	437,210

NET INVESTMENT INCOME BEFORE INCOME TAXES	525,512	456,131	444,511
Income tax expense, including excise tax	17,752	18,329	14,105

NET INVESTMENT INCOME	507,760	437,802	430,406
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	95,031	59,053	49,763
Non-controlled affiliate company investments	26,253	76,442	(1,245)
Controlled affiliate company investments	—	(43,807)	15,207
Foreign currency transactions	6,247	2,167	—

Net realized gains	127,531	93,855	63,725
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(148,899)	(29,770)	22,115
Non-controlled affiliate company investments	(8,216)	18,080	(1,123)
Controlled affiliate company investments	(91,437)	69,476	(26,602)
Foreign currency and other transactions	2,342	1,578	—

Net unrealized gains (losses)	(246,210)	59,364	(5,610)

Net realized and unrealized gains (losses) from investments, foreign currency and other transactions	(118,679)	153,219	58,115
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	(10,411)	(72)	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$378,670	$590,949	$488,521

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$1.20	$1.94	$1.83

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	314,375	305,287	266,939

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$263	(2)

Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	1,862	(2)

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127

Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	16,906	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,714	3,510	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,521	9,254	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,152	242	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,413	1,512

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000,914 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935,401	1,884,861
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935,401	1,884,861

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,953,041	1,920,387		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,980
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,980

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)
		First lien senior secured loan ($2,988 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,988	2,988	(4)(21)

					63,837	63,837

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,730	9,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,934	10,000	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,934	10,609

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5,250 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5,250	4,883	(2)(21)
		First lien senior secured loan ($6,651 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,626	6,186	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,890	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	878	(2)

					145,766	133,447

Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($145 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	145	142	(2)(21)
		First lien senior secured loan ($19,089 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,918	18,707	(2)(21)

					19,063	18,849

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,205	10,500	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	240	(2)

					10,205	10,740

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	3,788	(2)

					3,021	6,779

Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3,352	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	108,640	(2)(21)

LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,732	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,491	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		First lien senior secured loan ($22,616 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22,616	22,616	(2)(21)
		First lien senior secured loan ($24,233 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,233	24,233	(2)(21)
		First lien senior secured loan ($47,743 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47,743	47,743	(3)(21)
		First lien senior secured loan ($19,744 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,744	19,744	(4)(21)

					117,836	117,836

My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,500 par due 1/2018)	10.75%	9/18/2014	2,450	2,500	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,489	2,540

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	53,961	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	17,350	(2)

					75,725	87,350

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	4,450	(2)

					90,760	94,450

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,906	76,000	(2)(21)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($700 par due 2/2018)		11/12/2015	700	636	(2)(20)
		First lien senior secured loan ($150 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7,019 par due 2/2018)		4/25/2014	6,860	1,053	(2)(20)
		First lien senior secured loan ($2,910 par due 8/2018)		4/25/2014	2,834	437	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					10,394	2,126

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,288 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,288	12,288	(3)(21)
		First lien senior secured loan ($6,906 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,906	6,906	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,197	(2)

					20,194	20,391

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,816	18,430	(2)(21)
PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,661	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,960	2,000	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock		9/15/2015	180	211	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					10,801	11,464

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,516	46,294	(2)(21)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	8,900

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	935	(2)

Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,513	108,679	(2)(21)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(21)

SurgiQuest, Inc.	Medical device manufacturer	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	331	(2)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14,000 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14,000	13,860	(2)(21)(28)
		First lien senior secured loan ($54,725 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54,725	54,178	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6,000	6,412
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,828
		Series C common units (800,507 units)		6/11/2015	—	589

					76,725	76,867

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20,000 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20,000	20,000	(21)
		Preferred shares (40,662 shares)		12/21/2015	407	407	(9)

					20,407	20,407

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,326,411	1,325,821		25.63%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,600	50,000	(2)(21)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,949 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,949	13,949	(2)(13)(21)
		First lien senior secured loan ($337 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	337	337	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	9,467	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	12,080	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	57,728

Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,950 par due 11/2018)		11/30/2012	4,950	3,713	(2)(20)
		First lien senior secured loan ($52,349 par due 11/2018)		11/30/2012	52,216	39,262	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)

					59,689	42,975

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($500 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	500	500	(2)(21)(24)
		First lien senior secured loan ($23,371 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23,371	23,371	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,522	(2)
		Class B common units (275,000 units)		3/13/2014	275	391	(2)

					26,621	27,784

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,113	(2)

					87,548	88,283

Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,017 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,017	8,017	(2)(21)
		First lien senior secured loan ($46,434 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,434	46,434	(3)(21)
		First lien senior secured loan ($19,469 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,469	19,469	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,077	(2)

					76,920	78,997

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45,000	43,200	(3)(14)(21)

					84,500	81,120

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2,100 par due 9/2017)	10.00%	6/4/2014	2,083	2,100	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					2,131	2,100

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,521	24,250	(2)(21)

PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,343	17,500	(2)(21)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	131,600	(2)(21)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,612	72,000	(2)(21)

					125,298	125,686

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,218	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,036	(3)(21)

					38,640	38,254

U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,657	3,540	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,880	20,210	(2)(21)

					24,537	23,750

					848,081	815,027		15.75%

Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,742 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,742	6,540	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (373 units)		4/24/2014	3,733	3,390	(2)

					74,575	71,511

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,987	72,000	(2)(21)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	505	(2)
		Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,342	(2)

					—	1,847

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,586 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,582	2,586	(3)(21)
		First lien senior secured loan ($8,232 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8,216	8,232	(4)(21)

					10,798	10,818

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,937	(2)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65,683	66,000	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,138	(2)

					68,683	70,138

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,497	98,000	(2)(21)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89,425	89,425	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,299	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,299	(2)

					99,425	100,023

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	68,600	(2)(21)

The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,484	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($43,196 par due 9/2019)		4/1/2010	30,802	12,527	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,810	44,610

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,090	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,901	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,372	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,406	(2)

					153,491	157,051

					717,266	696,535		13.46%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 7/2017)	9.62%	12/16/2013	3,773	3,900	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	400	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	120	(2)

					4,169	4,420

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,863 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,863	44,863	(2)(21)
		First lien senior secured loan ($500 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	500	500	(2)(21)
		First lien senior secured loan ($2,271 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,271	2,271	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,720 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,720	9,720	(4)(21)
		First lien senior secured loan ($108 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	108	108	(4)(21)

					57,468	57,468

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44,460	41,348	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					44,460	41,548

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,378	(2)

					26,483	26,378

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	23,400	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,753	23,000	(2)(21)
		Senior subordinated loan ($18,508 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,508	17,398	(2)
		Senior subordinated loan ($86,519 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86,519	81,328	(2)

					129,780	121,726

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10,000 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,881	10,000	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	13	(2)(9)

					9,881	10,013

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,469	3,000	(2)(20)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,714	33,250	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,720	32,550	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73,566 par due 10/2016)	12.00% PIK	10/27/2015	73,068	73,566	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,104 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,104	28,893	(2)(21)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,887	17,800	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,813 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,654	22,083	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	23,299	(2)

					594,418	568,901		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59,318 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59,318	59,318	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,218	(2)(21)
		First lien senior secured loan ($8,062 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,062	7,982	(4)(21)

					10,303	10,200

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,444	(2)

					28,821	29,369

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,168 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	9,957	8,643	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock		4/29/2014	—	—	(2)

					9,957	8,643

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50,000 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50,000	50,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($96,992 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	96,992	96,992	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70,782	70,782

					167,774	167,774

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14,164 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14,164	14,164	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28,102	28,102	(3)(21)
		First lien senior secured loan ($19,879 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19,879	19,879	(4)(21)

					62,145	62,145

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,870	1,505	(2)(21)
		First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,421	1,144	(2)(21)
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,567	10,919	(2)(21)

					16,858	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,750 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3,750	3,713	(2)(21)
		First lien senior secured loan ($70,250 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,250	69,548	(2)(21)(28)
		First lien senior secured loan ($188 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	188	186	(2)(21)(28)

					74,188	73,447

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,955	38,400	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,483	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	743	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,423

					554,569	546,783		10.57%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,096	26,023	(2)(21)

Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5,674 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,532	5,674	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,209	3,296	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,741	8,971

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,515 par due 5/2018)	10.00%	7/23/2014	3,499	3,515	(2)
		First lien senior secured loan ($1,939 par due 9/2018)	10.00%	7/23/2014	1,929	1,939	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,428	5,454

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,563	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($20,301 par due 8/2021)	14.00% PIK	8/8/2014	20,301	20,301	(2)

					68,301	68,301

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,038	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	408	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	272	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,718

Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,333 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,333	2,287	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,333	2,287

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($990 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	990	950	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	6,361	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,490	7,311

EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2,568 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2,568	2,568	(2)(21)(28)
		First lien senior secured loan ($22,368 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,229	22,368	(2)(21)(28)

					24,797	24,936

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2,000 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2,000	2,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,932	4,000	(2)(21)
		First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	147	(2)

					9,025	9,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	13	(2)

HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,810 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,684	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,684	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,196	2,500	(2)(21)
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,155	22,500	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	303	(2)

					24,654	25,303

Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	360

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($11,970 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,970	11,970	(2)(21)
		First lien senior secured loan ($44,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,888	44,888	(3)(21)
		First lien senior secured loan ($14,963 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,963	14,963	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	1,912	(2)
		Common stock (647,542 shares)		8/4/2015	15	—	(2)

					73,321	73,733

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	214	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,183	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,362
		Common stock (16,251 shares)		12/13/2013	2,221	2,304

					4,442	4,666

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1,571 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1,571	1,571	(2)(21)
		First lien senior secured loan ($16,688 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16,688	16,688	(2)(21)
		First lien senior secured loan ($34,250 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33,912	34,250	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2,000	2,000

					54,171	54,509

Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	404
		Common units (1,725,280 units)		4/1/2010	—	—

					—	404

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($441 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,759	4,900	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,884	5,025

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,742	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,557	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	2,592	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	26	(2)

					81,299	82,618

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,130	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	235	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	20	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,308	7,350	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,401	7,443

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,901	6,000	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,951	6,050

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,413	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					4,559	5,541

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	2,966

WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	11	44
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,931

					1,139	5,975

					507,889	480,780		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1,140	8,037

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,670

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	20,835	(2)

					60,974	42,835

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)
Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9,832	14,376	(2)
		2006 Class B common units (13,249 units)		5/10/2007	2	3	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9,834	14,379

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	235,526

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($50,960 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	50,960	50,960	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,000,000 units)		6/25/2015	3,000	2,966

					33,000	32,966

					357,869	414,373		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	9,315	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3,626 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3,626	3,626	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9,245	9,765	(2)

					137,761	127,041

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,670 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1,670	1,670	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	99,514	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,781	101,184

Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30,750 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30,750	30,750	(2)(21)
		First lien senior secured loan ($43,967 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	43,960	43,967	(2)(21)
		First lien senior secured loan ($40,362 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40,334	40,362	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	9,742	(2)

					120,044	124,821

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	25,890	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	26,384

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1,000 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1,000	960	(2)(21)
		First lien senior secured loan ($3,000 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2,927	2,880	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,927	3,902

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,073	4,071	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14,718	14,550	(2)(21)

					18,791	18,621

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,206	(2)

					435,739	413,095		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	25,151	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	9,609	(3)(17)(21)
		Promissory note ($21,972 par due 12/2023)		11/27/2006	13,770	1,641	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	36,401

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($969 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	969	921	(2)(21)
		First lien senior secured loan ($4,839 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,839	4,597	(4)(21)

					5,808	5,518

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7,438	7,500	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					7,438	7,504

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,688 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,688	40,688	(3)(21)

					41,788	41,788

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,012	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	3,000	(2)

					34,645	34,012

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7,536 par due 9/2015)		4/1/2010	7,536	3,699	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7,536	3,699

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)
		First lien senior secured loan ($10,756 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10,756	10,756	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,451	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,843	(2)

					62,945	94,139

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,309 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,076	35,219	(2)(21)

					312,033	320,780		6.20%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25,286 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25,286	24,022	(2)(21)
		First lien senior secured loan ($49,343 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49,343	46,876	(3)(21)

					74,629	70,898

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	19,807	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124,524	116,250	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12,099 par due 12/2016)		4/30/2012	9	10	(2)(20)
		Second lien senior secured loan ($51,314 par due 12/2016)		4/30/2012	37,043	42,295	(2)(20)
		Second lien senior secured loan ($5,971 par due 12/2016)		4/30/2012	4,272	4,921	(2)(20)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57,517	57,188

					305,939	264,143		5.11%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,787	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	479	(2)
ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					66,000	66,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24,425 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,153	24,425	(3)(21)
		First lien senior secured loan ($193 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	191	193	(3)(21)

					24,344	24,618
Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,270	(2)

					146,451	149,770

					253,082	256,547		4.96%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19,850 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,598	19,652	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,900	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	75	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	7,160	(2)

					82,098	80,787

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64,277	64,775	(2)(21)

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	2,433	(2)
		Class A common units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,433

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,250 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,250	45,788	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,000	(2)

					51,250	50,788

					229,125	227,283		4.39%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,893	(2)(21)(28)
		First lien senior secured loan ($904 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	904	895	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2,500	2,518	(2)

					48,750	48,306

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,821	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,567	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,715	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	333	456	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	667	911	(2)

					51,000	51,367

Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2,000	1,940	(2)(21)
		First lien senior secured loan ($7,054 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,054	6,842	(2)(21)
		First lien senior secured loan ($26,581 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,581	25,784	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,635	34,566

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,855	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	347	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	—	(2)

					10,855	11,827

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5,006 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5,006	5,006	(2)(21)
		First lien senior secured loan ($19,500 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19,500	19,500	(3)(21)

					24,506	24,506

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,679	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,679	(2)

					1,142	5,358

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,297	(2)

					198,603	205,554		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,320 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,320	25,320	(2)
		Senior subordinated loan ($27,235 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27,235	27,235	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,520
		Option (25,000 units)		4/1/2010	25	25

					53,174	97,100

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	135

Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	2,670	(2)
		Common equity interest		4/1/2010	—	—

					—	2,670

					53,174	99,905		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)
K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5,000 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5,000	4,900	(2)(21)
		First lien senior secured loan ($20,694 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20,694	20,280	(2)(21)
		First lien senior secured loan ($38,500 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38,500	37,730	(3)(21)
		First lien senior secured loan ($19,250 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19,250	18,865	(4)(21)

					83,444	81,775

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,856	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,929	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,556 par due 11/2017)	10.00%	8/13/2014	2,518	2,556	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,595	2,630

					95,968	94,562		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18,066	18,305	(2)(15)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,940 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,940	5,940	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,940	70,940

					89,006	89,245		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,057	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,714	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	131	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,504	(2)

					2,422	2,635

					86,136	83,976		1.62%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,725 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,725	76,725	(2)(21)

					85,564	76,725		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,767	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	2,012	(2)(9)

					6,370	5,779

					47,370	46,779		0.90%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,820	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,615	(2)(21)

					35,500	34,435

					35,500	34,435		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,800 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,800	9,800	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,056	(2)

					15,800	16,856

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3,167 par due 5/2017)		5/24/2012	3,126	1,868	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	7,598	(4)(20)

					15,732	9,466

					31,532	26,322		0.51%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3,039 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3,196	3,189	(2)(19)(21)
		First lien senior secured loan ($769 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	807	807	(2)(19)(21)

					4,003	3,996

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,249
		Warrant to purchase up to 200 shares		9/1/2010	—	6,970

					—	14,219

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,620

					5,832	20,835		0.40%

Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 6/2016)	10.00%	10/31/2012	3,000	3,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)(19)

					9,590	9,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,875	(2)
		Common stock (15,393 shares)		9/29/2006	3	9	(2)

					1,069	3,884

					10,659	13,534		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,533	7,840	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					7,888	8,195

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,876	4,900	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	74	(5)

					4,952	4,974

					12,840	13,169		0.26%

					$9,147,646	$9,055,496		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.
(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(846)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41,571	$121,827	$43,170	$5,049	$129	$1,312	$71	$25,920	$(11,656)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$500	$1,645	$—	$1,930	$—	$—	$133	$—	$888
Investor Group Services, LLC	$—	$—	$—	$—	$—	$107	$—	$333	$(265)
Multi-Ad Services, Inc.	$—	$788	$—	$—	$—	$2,235	$—	$—	$(926)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108,425	$—	$14,000	$6,947	$2,472	$—	$36	$—	$(161)
UL Holding Co., LLC	$—	$251	$—	$—	$—	$—	$—	$—	$4,750
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8,165	$—	$950	$—	$—	$(6,407)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,233
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(32)
Ciena Capital LLC	$—	$18,400	$—	$2,550	$—	$—	$—	$—	$11,328
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3,867	$—	$—	$72	$—	$(693)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1,036	$—	$—	$—	$—	$2,670
HCI Equity, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$(270)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(23,798)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$533	$—	$—	$—	$—	$—	$—	$1,126
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228,676	$329,693	$—	$276,067	$21,970	$—	$26,176	$—	$(81,057)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3,274	$—	$—	$—	$—	$3,463

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $62 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	—	22,125	—	—	22,125
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Batanga, Inc.	4,000	(3,000)	1,000	—	—	1,000
Benihana, Inc.	3,231	(969)	2,262	—	—	2,262
Brandtone Holdings Limited	4,539	—	4,539	—	—	4,539
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	6,250	(4,950)	1,300	—	—	1,300
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(1,272)	3,728	—	—	3,728
DCA Investment Holding, LLC	5,800	(145)	5,655	—	—	5,655
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	—	4,000	—	—	4,000
Faction Holdings, Inc.	2,000	(2,000)	—	—	—	—
Garden Fresh Restaurant Corp.	5,000	(3,742)	1,258	—	—	1,258
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(703)	4,297	—	—	4,297
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(50,960)	9,040	—	—	9,040
Joule Unlimited Technologies, Inc.	5,000	—	5,000	—	—	5,000
K2 Pure Solutions Nocal, L.P.	5,000	(5,000)	—	—	—	—
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
Ministry Brands LLC	4,991	—	4,991	—	—	4,991
MW Dental Holding Corp.	17,250	(3,500)	13,750	—	—	13,750
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,750)	7,500	—	—	7,500
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	19,369	(2,300)	17,069	—	—	17,069
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	5,000	—	5,000	—	—	5,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Regent Education, Inc.	2,000	(1,000)	1,000	—	—	1,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(3,167)	1,833	—	—	1,833
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	3,000	—	3,000	—	—	3,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$418,880	$(122,925)	$295,955	$(6,000)	$—	$289,955

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,037)	963	—	963
PCG—Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50,000	(8,652)	41,348	(41,348)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,413)	587	—	587

	$107,000	$(20,896)	$86,104	$(84,554)	$1,550

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2014
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$248	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	2,100	(2)

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	—	397

Imperial Capital Private Opportunities, LP(9)(31)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,654	19,005	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	1,526	(2)

Partnership Capital Growth Investors III, L.P.(9)(31)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	3,030	2,735	(2)

PCG-Ares Sidecar Investment, L.P.(9)(31)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,073	1,866	(2)

PCG-Ares Sidecar Investment II, L.P.(9)(31)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,500	6,500	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)(31)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,074	955	(2)

Senior Secured Loan Fund LLC(7)(10)(32)	Co-investment vehicle	Subordinated certificates ($2,034,498 par due 12/2024)	8.26% (Libor + 8.00%/M)(26)	10/30/2009	2,034,498	2,065,015
		Membership interest (87.50% interest)		10/30/2009	—	—

					2,034,498	2,065,015

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	879	1,481	(2)

					2,053,195	2,101,828		39.78%

Healthcare Services

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,876
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,876

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($14,088 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	14,088	14,088	(2)(25)
		First lien senior secured loan ($23,425 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	23,425	23,425	(2)(13)(25)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(13)(25)
		First lien senior secured loan ($4,126 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	4,126	4,126	(4)(25)

					93,678	93,678

Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	First lien senior secured loan ($4,000 par due 12/2020)	6.25% (Libor + 5.50%/Q)	12/2/2014	3,968	4,000	(2)(25)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,907	9,900	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	—	(2)

					9,907	9,900

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	Preferred units (8,218,160 units)		4/12/2013	822	693	(2)
		Common units (83,010 units)		4/12/2013	8	7	(2)

					830	700

California Forensic Medical Group, Incorporated(30)	Correctional facility healthcare operator	First lien senior secured loan ($48,630 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	48,630	48,630(3	)(25)

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(30)	Correctional facility healthcare operator	First lien senior secured revolving loan ($1,275 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	1,275	1,249	(2)(25)
		First lien senior secured loan ($6,719 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,688	6,584	(2)(25)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,721	133,650	(2)(25)
		Class A units (601,937 units)		8/19/2010	—	1,802	(2)

					141,684	143,285

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($5,000 par due 10/2017)	9.25%	3/21/2014	4,802	5,000	(2)
		First lien senior secured loan ($5,000 par due 2/2018)	9.25%	3/21/2014	4,787	5,000	(2)
		Warrants to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	—	(2)

					9,589	10,000

Genocea Biosciences, Inc.	Vaccine discovery technology company	Common stock (31,500 shares)		2/10/2014	—	220	(2)

GI Advo Opco, LLC	Behavioral treatment services provider	First lien senior secured loan ($13,890 par due 6/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	14,182	13,890	(2)(25)
		First lien senior secured loan ($69 par due 6/2017)	7.00% (Base Rate + 3.75%/Q)	12/13/2013	70	69	(2)(25)

					14,252	13,959

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.(30)	On-demand supply chain automation solutions provider	First lien senior secured loan ($231,250 par due 3/2020)	8.50% (Libor + 7.50%/Q)	3/11/2014	229,626	231,250	(2)(25)
		Class A common stock (2,475 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (938 shares)		3/11/2014	30	2,417	(2)

					232,647	236,658

Greenphire, Inc. and RMCF III CIV XXIX, L.P(30)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/Q)	12/19/2014	4,000	4,000	(2)(25)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	1,512	4,287	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	110,880	(2)(25)

LM Acquisition Holdings, LLC(8)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	1,000	1,721	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 units)		1/17/2014	1,338	1,863	(2)

Monte Nido Holdings, LLC	Outpatient eating disorder treatment provider	First lien senior secured loan ($44,750 par due 12/2019)	8.00% (Libor + 7.00%/M)	12/20/2013	44,750	42,065	(3)(19)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(30)	Dental services provider	First lien senior secured loan ($6,485 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	6,485	6,485	(2)(25)
		First lien senior secured loan ($24,484 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,484	24,484	(2)(25)
		First lien senior secured loan ($48,238 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	48,238	48,238	(3)(25)
		First lien senior secured loan ($19,949 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,949	19,949	(4)(25)

					99,156	99,156

My Health Direct, Inc.(30)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($3,000 par due 1/2018)	10.75%	9/18/2014	2,907	3,000	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	39	(2)

					2,946	3,039

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($13,000 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	13,000	13,000	(2)(25)
		First lien senior secured loan ($80,234 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	80,234	80,234	(2)(21)(25)
		First lien senior secured loan ($33,266 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	33,215	33,266	(3)(21)(25)
		Common units (5,345 units)		4/15/2011	5,764	11,760	(2)

					132,213	138,260

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($2,760 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	2,760	2,760	(2)(17)(25)
		First lien senior secured loan ($34,912 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	34,912	34,912	(2)(17)(25)
		Common stock (2,500,000 shares)		6/21/2010	2,500	5,426	(2)

					40,172	43,098

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,667	78,400	(2)(25)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($8,000 par due 2/2018)	8.90%	4/25/2014	7,768	8,000	(2)
		First lien senior secured loan ($3,000 par due 8/2018)	8.90%	4/25/2014	2,900	3,000	(2)
		Warrant to purchase up to 164,179 shares of Series B preferred stock		4/25/2014	—	41	(2)

					10,668	11,041

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(30)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($20,475 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	20,475	20,475	(2)(25)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,258	(2)

					21,475	21,733

PerfectServe, Inc.(30)	Communications software platform provider for hospitals and physician practices	First lien senior secured revolving loan ($500 par due 6/2015)	7.50%	12/26/2013	500	500	(2)
		First lien senior secured loan ($2,500 par due 10/2017)	10.00%	12/26/2013	2,479	2,500	(2)
		First lien senior secured loan ($3,372 par due 4/2017)	10.00%	12/26/2013	3,348	3,372	(2)
		Warrants to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	84	(2)

					6,327	6,456

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Preferred stock (333 shares)		3/12/2008	125	21	(2)
		Common stock (16,667 shares)		3/12/2008	167	1,051	(2)

					292	1,072

PhyMED Management LLC	Provider of anesthesia services	First lien senior secured loan ($10,000 par due 11/2020)	5.25% (Libor + 4.25%/M)	11/18/2014	9,927	10,000	(2)(25)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	2,465

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	1,222	(2)

Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($1,400 par due 7/2015)	11.00%	6/28/2012	1,399	1,400	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

					1,437	1,428

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($120,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	119,775	120,000	(2)(25)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(25)

SurgiQuest, Inc.	Medical device manufacturer	Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($49,725 par due 12/2019)	6.00% (Libor + 5.00%/Q)	6/26/2014	49,725	49,725	(2)(25)
		Second lien senior secured loan ($50,000 par due 9/2020)	9.00% (Libor + 8.00%/Q)	9/24/2014	50,000	50,000	(2)(25)

					99,725	99,725

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(25)

					1,459,414	1,470,816		27.84%

Other Services

American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,534	50,000	(2)(25)

Capital Investments and Ventures Corp.(30)	SCUBA diver training and certification provider	First lien senior secured loan ($60,654 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	60,334	60,654	(2)(25)
		First lien senior secured loan ($21,181 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	21,181	21,181	(3)(25)
		First lien senior secured loan ($7,534 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	7,534	7,534	(4)(25)

					89,049	89,369

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($14,130 par due 3/2015)	6.25% (Libor + 5.25%/Q)	12/10/2010	14,130	14,130	(2)(18)(25)
		First lien senior secured loan ($156 par due 3/2015)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	156	156	(2)(18)(25)
		Second lien senior secured loan ($48,377 par due 12/2015)		12/10/2010	47,169	39,858	(2)(24)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	—	(2)

					61,455	54,144

Competitor Group, Inc. and Calera XVI, LLC(30)	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,565	(2)(25)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	810	(2)(25)
		First lien senior secured loan ($24,444 par due 11/2018)	10.50% (Libor + 7.75% Cash, 1.50% PIK /Q)	11/30/2012	24,444	21,999	(2)(25)
		First lien senior secured loan ($29,931 par due 11/2018)	10.50% (Libor + 7.75% Cash, 1.50% PIK /Q)	11/30/2012	29,931	26,938	(3)(25)
		Membership units (2,500,000 units)		11/30/2012	2,519	275	(2)(9)

					60,644	52,587

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(6)(30)	Provider of outsourced linen management solutions to the healthcare industry	First lien senior secured revolving loan ($700 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	700	700	(2)(25)(28)
		First lien senior secured loan ($24,316 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	24,316	24,316	(2)(25)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	2,723	(2)
		Class B common units (275,000 units)		3/13/2014	275	303	(2)

					27,766	28,042

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (30,000 shares)		8/15/2014	3,000	3,439	(2)

					55,670	56,109

GHS Interactive Security, LLC and LG Security Holdings, LLC(30)	Originates residential security alarm contracts	First lien senior secured loan ($8,578 par due 5/2018)	7.50% (Libor + 6.00%/S)	12/13/2013	8,626	8,578	(25)
		Class A membership units (1,560,000 units)		12/13/2013	1,607	728

					10,233	9,306

Massage Envy, LLC(30)	Franchisor in the massage industry	First lien senior secured loan ($28,245 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	28,245	28,245	(2)(25)
		First lien senior secured loan ($47,716 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	47,716	47,716	(3)(25)
		Common stock (3,000,000 shares)		9/27/2012	3,000	4,306	(2)

					78,961	80,267

McKenzie Sports Products, LLC(30)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($84,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	84,500	83,654	(2)(12)(25)

OpenSky Project, Inc.	Social commerce platform operator	First lien senior secured loan ($3,000 par due 9/2017)	10.00%	6/4/2014	2,960	3,000	(2)
		Warrant to purchase up to 46,996 shares of Series D preferred stock		6/4/2014	48	48	(2)

					3,008	3,048

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan ($3,899 par due 12/2018)	7.00% (Libor + 6.00%/Q)	3/12/2014	3,899	3,899	(25)
		First lien senior secured loan ($33,989 par due 12/2018)	7.00% (Libor + 6.00%/Q)	3/12/2014	33,989	33,989	(25)

					37,888	37,888

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/M)	5/14/2013	140,000	137,200	(2)(25)

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(30)	Wastewater infrastructure repair, treatment and filtration company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,240	(2)(25)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,400	(2)(25)

					38,640	38,640

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Second lien senior secured loan ($78,000 par due 2/2020)	7.75% (Libor + 6.75%/Q)	6/26/2012	78,000	78,000	(2)(25)

					815,348	798,254		15.11%

Consumer Products

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC(30)	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	50,100	(2)(22)(25)
		First lien senior secured loan ($6,953 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,953	6,953	(2)(25)
		Common units (300 units)		4/24/2014	3,000	2,573	(2)

					60,053	59,626

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,740	4,740	(2)
		Common stock (455 shares)		10/31/2011	—	1,414	(2)

					4,740	6,154

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,814	79,199	(2)(25)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	921	(2)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)

					—	921

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($30,256 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	30,172	30,256	(3)(25)
		First lien senior secured loan ($157 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	157	157	(3)(25)
		First lien senior secured loan ($8,551 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,527	8,551	(4)(25)
		First lien senior secured loan ($44 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	44	44	(4)(25)

					38,900	39,008

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,444	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.(30)	Provider of branded lawn and garden products	First lien senior secured revolving loan ($9,007 par due 12/2020)	5.00% (Libor + 4.00%/Q)	12/23/2014	9,007	9,007	(2)(25)
		First lien senior secured loan ($79,000 par due 12/2020)	5.00% (Libor + 4.00%/Q)	12/23/2014	78,545	79,000	(2)(25)
		Second lien senior secured loan ($66,000 par due 6/2021)	9.94% (Libor + 8.94%/Q)	12/23/2014	65,620	66,000	(2)(25)
		Common stock (30,000 shares)		12/23/2014	3,000	3,000	(2)

					156,172	157,007

Shock Doctor, Inc. and BRP Hold 14, LLC(30)	Developer, marketer and distributor of sports protection equipment and accessories.	First lien senior secured loan ($1,333 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	1,333	1,333	(2)(25)
		First lien senior secured loan ($5,721 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	5,721	5,721	(2)(25)
		First lien senior secured loan ($53,729 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	53,729	53,729	(3)(25)
		First lien senior secured loan ($19,950 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	19,950	19,950	(4)(25)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,529	(2)

					85,733	86,262

The Step2 Company, LLC(7)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00% PIK	4/1/2010	27,463	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($37,207 par due 9/2019)		4/1/2010	30,802	9,043	(2)(24)
		Common units (1,116,879 units)		4/1/2010	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					62,789	41,126

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($180,000 par due 12/2022)	9.75% (Libor + 8.75%/M)	12/11/2014	178,200	180,000	(2)(25)
		Common stock (3,353,371 shares)		12/11/2014	4,147	4,147	(2)
		Common stock (3,353,371 shares)		12/11/2014	3,353	3,353	(2)

					185,700	187,500

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($12 par due 8/2016)	7.00% (Base Rate + 3.75%/Q)	4/18/2012	12	12	(4)(25)
		First lien senior secured loan ($4,804 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	4,804	4,804	(4)(25)
		Senior subordinated loan ($80,000 par due 2/2017)	11.50%	4/18/2012	78,178	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,816	(2)

					84,216	87,632

					758,117	745,879		14.12%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($1,960 par due 7/2017)	9.50%	12/16/2013	1,894	1,960	(2)
		First lien senior secured loan ($2,880 par due 7/2017)	9.62%	12/16/2013	2,683	2,880	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	250	(2)
		Warrant to purchase up to 59,524 shares of Series B preferred stock		12/16/2013	146	125	(2)

					4,973	5,215

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,706 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,706	49,706	(2)(25)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($1,730 par due 8/2020)	7.50% (Base Rate + 4.25%/Q)	8/1/2013	1,730	1,730	(2)(25)
		First lien senior secured loan ($86,384 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	86,384	86,384	(2)(25)

					88,114	88,114

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($42,838 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	42,838	42,838	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					42,838	43,038

DESRI VI Management Holdings, LLC	Wind and solar power generation facility operator	Senior subordinated loan ($26,500 par due 12/2021)	9.75%	12/24/2014	26,500	26,500	(2)
		Non-controlling units (10.0 units)		12/24/2014	1,483	1,483	(2)

					27,983	27,983

DESRI Wind Development Acquisition Holdings, L.L.C.	Wind and solar power generation facility operator	Senior subordinated loan ($14,750 par due 8/2021)	9.25%	8/26/2014	14,750	14,750	(2)
		Non-controlling units (7.5 units)		8/26/2014	806	806	(2)

					15,556	15,556

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC(30)	Gas turbine power generation facilities operator	Senior subordinated loan ($81,500 par due 12/2021)	13.25%	11/13/2014	81,500	81,500	(2)

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($5,909 par due 2/2017)	10.00%	7/25/2013	5,873	5,909	(2)(23)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	39	(2)(8)

					5,873	5,948

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.25%/Q)	2/20/2014	9,652	9,400	(2)(25)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($100,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	98,900	100,000	(2)(25)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($100,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	99,000	100,000	(2)(25)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,429 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,429	32,429	(2)(25)
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,852	20,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,719	60,000	(2)(25)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	21,654	(2)

					656,749	660,543		12.50%

Business Services
2329497 Ontario Inc.(8)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,323	36,006	(2)(25)

BlackArrow, Inc.	Advertising and data solutions software platform provider	First lien senior secured loan ($8,000 par due 9/2017)	9.25%	3/13/2014	7,782	8,000	(2)
		Warrant to purchase up to 517,386 units of Series C preferred stock		3/13/2014	—	76	(2)

					7,782	8,076

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($4,000 par due 5/2018)	10.00%	7/23/2014	3,973	4,000	(2)
		First lien senior secured loan ($2,000 par due 9/2018)	10.00%	7/23/2014	1,986	2,000	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,959	6,000

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)(30)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($27,930 par due 10/2019)	4.00% (Libor + 3.00%/Q)	12/24/2012	27,930	27,930	(2)(25)
		First lien senior secured loan ($53,569 par due 10/2019)	7.00% (Libor + 6.00%/Q)	12/24/2012	53,569	53,569	(2)(16)(25)
		First lien senior secured loan ($41,813 par due 10/2019)	7.00% (Libor + 6.00%/Q)	12/24/2012	41,813	41,813	(3)(16)(25)
		Class A membership units (2,500,000 units)		12/24/2012	57	5,885	(2)
		Class B membership units (2,500,000 units)		12/24/2012	57	5,885	(2)

					123,426	135,082

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,915	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(25)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(25)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(25)
		Senior subordinated loan ($17,621 par due 8/2021)	14.00% PIK	8/8/2014	17,621	17,621	(2)

					65,621	65,621

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,527	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	505	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	337	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	3,369

Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(29)

Directworks, Inc. and Co-Exprise Holdings, Inc.(30)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,500 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,500	2,500	(2)(25)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,500	2,500

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($1,000 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	1,000	1,000	(2)(25)
		Class A common stock (7,500 shares)		8/19/2014	7,500	8,383	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,500	9,383

First Insight, Inc.	SaaS company providing merchandising and pricing solutions to companies worldwide	First lien senior secured loan ($3,267 par due 4/2017)	9.50%	3/20/2014	3,193	3,267	(2)
		Warrants to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	6	(2)

					3,193	3,273

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($9,398 par due 5/2015)		3/5/2013	2,691	—	(2)(24)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	79	(2)

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (7.75% interest)		6/22/2006	—	625

IronPlanet, Inc.(30)	Online auction platform provider for used heavy equipment	First lien senior secured revolving loan		9/24/2013	—	—	(2)(27)
		Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	244	(2)

					214	244

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ISS #2, LLC(30)	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($54,767 par due 6/2018)	6.50% (Libor + 5.50%/M)	6/5/2013	54,767	54,767	(2)(25)
		First lien senior secured loan ($4,900 par due 6/2018)	6.50% (Libor + 5.50%/M)	6/5/2013	4,900	4,900	(2)(25)
		First lien senior secured loan ($44,325 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	44,325	44,325	(3)(25)

					103,992	103,992

Itel Laboratories, Inc.(30)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,289	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,500 shares)		12/13/2013	1,982	1,912
		Common stock (15,000 shares)		12/13/2013	1,982	1,780

					3,964	3,692

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrants to purchase up to 1,050,013 shares of common stock		12/13/2013	—	610

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,118
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,118

MVL Group, Inc.(7)	Marketing research provider	Senior subordinated loan ($430 par due 7/2012)		4/1/2010	226	226	(2)(24)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	12	(2)

PeakColo Holdings, Inc. and Powered by Peak LLC(30)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($4,000 par due 11/2018)	9.75% (Libor + 8.75%/M)	11/3/2014	3,909	3,920	(2)(25)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	93	(2)

					4,002	4,013

PHL Investors, Inc., and PHL Holding Co.(7)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	963	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	181	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	92	(2)

Ship Investor & Cy S.C.A.(8)	Payment processing provider	Common stock (936,693 shares)		12/13/2013	1,729	3,135

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tripwire, Inc.(30)	IT security software provider	First lien senior secured loan ($65,716 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	65,716	66,373	(2)(25)
		First lien senior secured loan ($38,582 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	38,582	38,968	(3)(25)
		First lien senior secured loan ($7,716 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	7,716	7,794	(4)(25)
		Class A common stock (2,970 shares)		5/23/2011	2,970	4,098	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	11,602	(2)

					115,014	128,835

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	3,270

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

					521,866	527,601		9.99%

Education

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	10,161	(2)

Infilaw Holding, LLC(30)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(27)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(25)
		First lien senior secured loan ($9,411 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	9,411	9,411	(3)(25)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(25)
		Series B preferred units (3.91 units)		10/19/2012	9,245	12,840	(2)

					143,547	147,142

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($58,798 par due 12/2016)		4/24/2013	52,972	47,039	(2)(24)
		First lien senior secured loan ($1,996 par due 12/2016)		6/13/2014	1,996	1,597	(2)(24)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					60,657	48,636

Lakeland Tours, LLC(30)	Educational travel provider	First lien senior secured revolving loan		10/4/2011	—	—	(2)(27)
		First lien senior secured loan ($4,181 par due 1/2017)	5.25% (Libor + 4.25%/Q)	10/4/2011	4,180	4,181	(2)(25)
		First lien senior secured loan ($85,688 par due 1/2017)	8.50% (Libor + 7.50%/Q)	10/4/2011	85,664	85,688	(2)(15)(25)
		First lien senior secured loan ($40,362 par due 1/2017)	8.50% (Libor + 7.50%/Q)	10/4/2011	40,305	40,362	(3)(15)(25)
		Common stock (5,000 shares)		10/4/2011	5,000	5,261	(2)

					135,149	135,492

PIH Corporation(30)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 6/2017)	7.25% (Libor + 6.25%/M)	12/13/2013	621	621	(2)(25)
		First lien senior secured loan ($35,512 par due 6/2017)	7.25% (Libor + 6.25%/M)	12/13/2013	36,127	35,512	(2)(25)

					36,748	36,133

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	26,199	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	0	0	(2)

					16,294	26,693

Regent Education, Inc.(30)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3,000 par due 1/2018)	10.00%	7/1/2014	2,934	2,940	(2)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	76	(2)

					2,934	3,016

RuffaloCODY, LLC(30)	Provider of student fundraising and enrollment management services	First lien senior secured loan ($12,683 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	12,683	12,620	(2)(25)
		First lien senior secured loan ($18,860 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	18,860	18,765	(2)(25)
		First lien senior secured loan ($11,709 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	11,709	11,651	(4)(25)

					43,252	43,036

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,000	(2)

					450,101	451,309		8.54%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	1,140	5,804

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,702

Ciena Capital LLC(7)(30)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($1,000 par due 12/2016)	12.00%	11/29/2010	1,000	1,000	(2)
		First lien senior secured loan ($10,000 par due 12/2016)	12.00%	11/29/2010	10,000	10,000	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		Equity interests		11/29/2010	49,374	19,907	(2)

					79,374	49,907

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($750 par due 9/2015)	9.00%	9/30/2011	750	750	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (23,130 units)		5/10/2007	11,248	15,633	(2)
		2006 Class B common units (7,578 units)		5/10/2007	2	4	(2)
		2007 Class B common units (945 units)		5/10/2007	—	—	(2)

					11,250	15,637

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	259,325

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(9)(30)	Asset-backed financial services	First lien senior secured revolving loan ($42,400 par due 6/2017)	8.41% (Libor + 8.25%/M)	6/24/2014	42,400	42,400	(2)

					336,875	403,525		7.64%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	27,152	(2)(20)(25)
		First lien senior secured loan ($10,919 par due 12/2023)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	10,373	(3)(20)(25)
		Promissory note ($18,817 par due 12/2018)		11/27/2006	13,770	346	(2)
		Warrants to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	37,871

Benihana, Inc.(30)	Restaurant owner and operator	First lien senior secured loan ($4,888 par due 1/2019)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,888	4,790	(4)(25)

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/Q)	12/19/2014	7,425	7,500	(2)(25)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	3	(2)

					7,425	7,503

Garden Fresh Restaurant Corp.(30)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	1,100	1,100	(2)(25)(28)
		First lien senior secured loan ($42,219 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	42,219	42,219	(3)(25)

					43,319	43,319

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.57% (Libor + 9.57%/Q)	12/18/2014	62,500	62,500	(2)(25)

Hojeij Branded Foods, Inc.(30)	Airport restaurant operator	First lien senior secured revolving loan ($1,450 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,450	1,450	(2)(25)(28)
		First lien senior secured loan ($14,442 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,442	14,442	(2)(25)
		First lien senior secured loan ($9,407 par due 2/2017)	9.00% (Libor + 8.00%/Q)	7/15/2014	9,407	9,407	(2)(25)
		First lien senior secured loan ($14,442 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,136	14,442	(2)(25)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	507	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	7,313	(2)

					40,104	47,561

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured loan ($8,069 par due 9/2015)		4/1/2010	8,069	3,106	(2)(24)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(24)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					8,069	3,106

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(30)	Airport restaurant operator	First lien senior secured revolving loan ($2,500 par due 12/2017)	8.75% (Libor + 7.25%/M)	12/11/2012	2,500	2,500	(2)(25)
		First lien senior secured loan ($6,250 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	6,250	6,250	(2)(25)
		First lien senior secured loan ($15,700 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	15,700	15,700	(2)(25)
		First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(25)
		Common units (3,000,000 units)		1/5/2011	3,000	2,238	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,464	(2)

					52,550	56,152

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Second lien senior secured loan ($24,328 par due 11/2019)	6.25% (Libor + 5.25%/M)	5/14/2013	24,234	24,084	(2)(25)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	8,507	(2)

					30,537	32,591

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($37,312 par due 2/2019)	8.75% (Libor + 7.75%/M)	3/13/2014	36,998	34,327	(2)(25)

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					339,687	329,720		6.24%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($1,212 par due 8/2015)	12.00%	8/7/2012	1,212	1,212	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

					1,212	1,225

Component Hardware Group, Inc.(30)	Commercial equipment	First lien senior secured revolving loan ($1,867 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	1,867	1,867	(2)(25)
		First lien senior secured loan ($6,838 par due 7/2019)	5.50% (Libor + 4.25%/Q)	7/1/2013	6,838	6,838	(4)(25)
		First lien senior secured loan ($1,306 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	1,306	1,306	(4)(25)

					10,011	10,011

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(30)	Cutting tool provider to the metalworking industry	First lien senior secured loan ($4,863 par due 3/2020)	5.75% (Libor + 4.75%/Q)	3/28/2014	4,863	4,863	(2)(25)
		First lien senior secured loan ($12 par due 3/2020)	7.00% (Base Rate + 3.75%/Q)	3/28/2014	12	12	(2)(25)
		Class A membership units (750 units)		3/28/2014	750	958	(2)

					5,625	5,833

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,000 par due 11/2017)	9.00%	4/29/2014	9,674	9,300	(2)
		Warrant to purchase up to 538,314 shares of Series C preferred stock		4/29/2014	—	—	(2)

					9,674	9,300

Mac Lean-Fogg Company	Intelligent transportation systems products in the traffic and rail industries	Senior subordinated loan ($101,763 par due 10/2023)	9.50% Cash, 1.50% PIK	10/31/2013	101,763	101,763	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($28,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	28,274	28,274	(2)(25)
		First lien senior secured loan ($20,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	20,000	20,000	(4)(25)

					48,274	48,274

Niagara Fiber Intermediate Corp.(30)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/M)	5/8/2014	1,865	1,806	(2)(25)
		First lien senior secured loan ($15,464 par due 5/2018)	6.75% (Libor + 5.50%/M)	5/8/2014	15,333	14,845(2	)(25)

					17,198	16,651

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,947	40,000	(2)(25)

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan ($987 par due 10/2019)	6.25% (Libor + 5.25%/M)	11/30/2012	987	987	(2)(25)
		Preferred stock (2,379,361 shares)		5/23/2011	1,298	7,468	(2)

					2,285	8,455

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,905	(2)

TPTM Merger Corp.(30)	Time temperature indicator products	First lien senior secured loan ($40,216 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	40,216	40,216	(2)(25)
		First lien senior secured loan ($409 par due 9/2018)	4.75% (Libor + 3.75%/Q)	9/12/2013	409	409	(2)(25)
		First lien senior secured loan ($9,950 par due 9/2018)	4.75% (Libor + 3.75%/Q)	9/12/2013	9,950	9,950	(4)(25)

					50,575	50,575

					289,064	293,992		5.56%

Containers and Packaging
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	397	(2)

ICSH, Inc.(30)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/31/2011	—	—	(2)(27)
		First lien senior secured loan ($25,669 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	25,669	25,669	(2)(25)
		First lien senior secured loan ($23,716 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	23,724	23,716	(2)(25)
		First lien senior secured loan ($53,515 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	53,515	53,515	(3)(25)

					102,908	102,900

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(25)
		Common stock (50,000 shares)		12/14/2012	3,951	6,595	(2)

					146,451	149,095

					249,859	252,392		4.78%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($75,187 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	75,187	72,180	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($51,147 par due 7/2017)	12.00% (Libor + 8.00% Cash, 3.00% PIK /Q)	7/31/2014	50,165	47,055	(2)(25)

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($11,136 par due 12/2016)		4/30/2012	8,761	9,187	(2)(24)
		Second lien senior secured loan ($47,233 par due 12/2016)		4/30/2012	37,229	38,967	(2)(24)
		Second lien senior secured loan ($5,496 par due 12/2016)		4/30/2012	4,294	4,534	(2)(24)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,491	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 467,575 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 18,639 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 37,277 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 19,277 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,263 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 38,792 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 680,649 shares of Class C units		5/2/2014	—	—	(2)

					57,768	52,688

					183,120	171,923		3.25%

Retail
Fulton Holdings Corp.	Airport restaurant operator	First lien senior secured loan ($43,000 par due 5/2018)	8.50%	5/10/2013	43,000	43,000	(2)(14)
		First lien senior secured loan ($40,000 par due 5/2018)	8.50%	5/28/2010	40,000	40,000	(3)(14)
		Common stock (19,672 shares)		5/28/2010	1,461	3,142	(2)

					84,461	86,142

Paper Source, Inc. and Pine Holdings, Inc.(30)	Retailer of fine and artisanal paper products	First lien senior secured loan ($8,863 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	8,863	8,863	(2)(25)
		First lien senior secured loan ($9,900 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,900	9,900	(4)(25)
		Class A common stock (36,364 shares)		9/23/2013	6,000	6,871	(2)

					24,763	25,634

Things Remembered, Inc. and TRM Holdings Corporation(30)	Personalized gifts retailer	First lien senior secured loan ($14,443 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,443	12,999	(4)(25)

					123,667	124,775		2.36%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	First lien senior secured loan ($4,414 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,387	4,414	(4)(25)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	76,471	(2)(25)

					84,044	80,885

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Second lien senior secured loan ($40,000 par due 7/2021)	9.50% (Libor + 8.50%/Q)	7/15/2014	40,000	40,000	(2)(25)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	121	121	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,341	(2)

					2,412	2,462

					126,456	123,347		2.33%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC (7)	Real estate holding company	First lien senior secured loan ($25,065 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,065	25,065	(2)
		Senior subordinated loan ($26,964 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	26,964	26,964	(2)
		Member interest (10.00% interest)		4/1/2010	594	50,926
		Option (25,000 units)		4/1/2010	25	25

					52,648	102,980

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	—	3,544

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	—	(2)
		Common equity interest		4/1/2010	—	—

					—	—

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	2,140	2,450

					54,788	108,974		2.06%

Automotive Services
CH Hold Corp.	Collision repair company	First lien senior secured loan ($17,661 par due 11/2019)	5.50% (Libor + 4.75%/Q)	7/25/2014	17,661	17,661	(2)(25)

ChargePoint, Inc.(30)	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,473	9,700	(2)(25)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					9,800	10,027

Driven Brands, Inc. and Driven Holdings, LLC	Automotive aftermarket car care franchisor	First lien senior secured loan ($984 par due 3/2017)	6.00% (Libor + 5.00%/Q)	1/3/2014	984	984	(2)(25)
		First lien senior secured loan ($8 par due 3/2017)	7.25% (Base Rate + 4.00%/Q)	1/3/2014	8	8	(2)(25)
		Preferred stock (247,500 units)		12/16/2011	2,475	3,088	(2)
		Common stock (25,000 units)		12/16/2011	25	1,492	(2)

					3,492	5,572

Eckler Industries, Inc. (30)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($4,800 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	4,800	4,560	(2)(25)
		First lien senior secured loan ($7,976 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,976	7,577	(2)(25)
		First lien senior secured loan ($29,962 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	29,962	28,464	(3)(25)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	261	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					44,738	40,862

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EcoMotors, Inc.	Engine developer	First lien senior secured loan ($3,788 par due 10/2016)	10.83%	12/28/2012	3,726	3,788	(2)
		First lien senior secured loan ($4,545 par due 6/2017)	10.83%	12/28/2012	4,449	4,545	(2)
		First lien senior secured loan ($3,146 par due 7/2016)	10.13%	12/28/2012	3,103	3,146	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	43	(2)

					11,278	11,522

SK SPV IV, LLC	Collision repair site operators	Series A common units (12,500 units)		8/18/2014	625	1,987	(2)
		Series B common units (12,500 units)		8/18/2014	625	1,987	(2)

					1,250	3,974

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	5,607	(2)

					93,219	95,225		1.80%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P. (30)	Chemical producer	First lien senior secured revolving loan ($2,256 par due 8/2019)	8.13% (Libor + 7.13%/M)	8/19/2013	2,256	2,233	(2)(25)
		First lien senior secured loan ($21,231 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	21,231	21,019	(2)(25)
		First lien senior secured loan ($39,500 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	39,500	39,105	(3)(25)
		First lien senior secured loan ($19,750 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	19,750	19,552	(4)(25)

					82,737	81,909

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($6,500 par due 8/2017)	10.00%	4/22/2014	6,390	6,500	(2)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	73	(2)

					6,463	6,573

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($3,000 par due 11/2017)	10.00%	8/13/2014	2,931	2,970	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					3,008	3,044

					92,208	91,532		1.73%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($77,500 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	77,500	77,500	(2)(25)

					86,339	77,500		1.47%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hotel Services
Castle Management Borrower LLC (30)	Hotel operator	Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(25)

					55,000	55,000		1.04%

Health Clubs
Athletic Club Holdings, Inc.(30)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/M)	10/11/2007	41,000	41,000	(2)(25)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,418	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	1,826	(2)(8)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(8)

					6,370	5,244

					47,370	46,244		0.88%

Printing, Publishing and Media
Batanga, Inc.(30)	Independent digital media company	First lien senior secured revolving loan ($4,000 par due 12/2015)	10.00%	10/31/2012	4,000	4,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)

					10,590	10,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (22.99% interest)		5/20/2011	—	705	(2)

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($20,454 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/6/2011	20,454	20,249	(2)(25)
		First lien senior secured loan ($9,500 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/6/2011	9,500	9,405	(4)(25)
		Preferred stock (10,663 shares)		9/29/2006	1,066	2,827	(2)
		Common stock (15,393 shares)		9/29/2006	3	7	(2)

					31,023	32,488

					41,613	43,843		0.83%

Wholesale Distribution
Flow Solutions Holdings, Inc.(30)	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($29,500 par due 10/2018)	11.25% (Base Rate + 8.00%/Q)	12/16/2014	29,500	29,500	(2)(25)

					29,500	29,500		0.56%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrants to purchase up to 208 shares		11/7/2007	—	8,423
		Warrants to purchase up to 200 shares		9/1/2010	—	4,457

					—	12,880

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Quantance, Inc.	Designer of semiconductor products to the mobile wireless market	First lien senior secured loan ($2,831 par due 9/2016)	10.25%	8/23/2013	2,782	2,831	(2)
		Warrant to purchase up to 130,432 shares of Series D preferred stock		8/23/2013	74	102	(2)

					2,856	2,933

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,135

					4,685	17,948		0.34%

Computers and Electronics
Powervation Inc. and Powervation Limited(8)	Semiconductor company focused on power control and management	First lien senior secured loan ($3,000 par due 11/2017)	9.04%	11/13/2014	2,883	3,000	(2)
		Warrant to purchase up to 11,531 shares of Series D preferred stock		11/13/2014	—	11	(2)

					2,883	3,011

Zemax, LLC(30)	Provider of optical illumination design software to design engineers	First lien senior secured loan ($2,992 par due 10/2019)	6.50% (Libor + 5.50%/Q)	10/23/2014	2,992	2,992	(2)(25)

					5,875	6,003		0.11%

Food and Beverage
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	706	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	706

					980	706		0.01%

					$8,875,095	$9,028,379		170.87%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2014 represented 171% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$5,000	$—	$—	$—	$—	$4,344	$(205)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$6,824
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$87,089	$27,037	$5,000	$5,590	$1,290	$1,682	$511	$—	$8,614
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$28,550	$784	$—	$1,684	$590	$—	$120	$—	$276
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC	$702	$702	$2,543	$3	$—	$—	$33	$6,736	$(2,113)
The Dwyer Group	$14,418	$46,377	$—	$2,772	$60	$2,279	$179	$21,141	$(11,791)
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$11,737	$—	$—	$1,448	$—	$5,938	$(1,345)
Insight Pharmaceuticals Corporation	$—	$19,187	$12,070	$1,765	$—	$—	$—	$33,076	$(2,544)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$199	$—	$90	$(8)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$364
Soteria Imaging Services, LLC	$—	$—	$—	$—	$—	$—	$—	$60	$—
VSS-Tranzact Holdings, LLC	$—	$—	$10,204	$—	$—	$—	$—	$5,057	$4,967
UL Holding Co., LLC	$—	$4,000	$—	$—	$—	$—	$—	$—	$15,041
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$24,895	$—	$—	$4,002	$455	$—	$—	$—	$43,669
AllBridge Financial, LLC	$—	$3,937	$—	$—	$—	$382	$—	$—	$23
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(11)
Ciena Capital LLC	$—	$14,000	$—	$3,769	$—	$—	$—	$—	$12,981
Citipostal Inc.	$—	$70,270	$—	$60	$—	$—	$17	$(21,047)	$25,270
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$151	$—	$42	$—	$—	$—
HCI Equity, LLC	$—	$112	$—	$—	$—	$89	$—	$—	$175
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Hot Light Brands, Inc.	$—	$90	$—	$—	$—	$—	$—	$164	$(163)
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(21,029)
MVL Group, Inc.	$—	$30,040	$—	$—	$—	$—	$—	$(27,709)	$27,781
Orion Foods, LLC	$3,450	$56,342	$—	$4,143	$—	$—	$646	$1,624	$(6,743)
Pillar Processing LLC, PHL Investors, Inc., and PHL Holding Co.	$—	$9,844	$—	$—	$—	$—	$—	$(6,592)	$6,522
Senior Secured Loan Fund LLC*	$463,626	$174,325	$—	$275,036	$38,997	$—	$30,669	$—	$4,340
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$4,500	$—	$—	$3,058	$—	$—	$—	$—	$(17,127)
The Thymes, LLC	$—	$840	$4,014	$—	$—	$158	$—	$9,753	$(6,212)

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 27% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2014.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $87 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $68 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $11 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.25% on $53 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $54 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $24 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(20)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $21 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(21)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $87 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(22)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $28 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(24)
Loan was on non-accrual status as of December 31, 2014.

(25)
Loan includes interest rate floor feature.

(26)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(27)
As of December 31, 2014, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(28)
As of December 31, 2014, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(29)
As of December 31, 2014, no amounts were funded by the Company under this letter of credit facility; however, there were letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(30)
As of December 31, 2014, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Athletic Club Holdings, Inc.	$10,000	$—	$10,000	$—	$—	$10,000
Batanga, Inc.	4,000	(4,000)	—	—	—	—
Benihana, Inc.	3,231	—	3,231	—	—	3,231
California Forensic Medical Group, Incorporated	5,000	—	5,000	—	—	5,000
Capital Investments and Ventures Corp.	10,000	—	10,000	—	—	10,000
Cast & Crew Payroll, LLC	15,000	—	15,000	—	—	15,000
Castle Management Borrower LLC	16,000	—	16,000	—	—	16,000
CCS Intermediate Holdings, LLC	7,125	(1,275)	5,850	—	—	5,850
ChargePoint, Inc.	10,000	—	10,000	—	—	10,000
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	3,750	(3,750)	—	—	—	—
Component Hardware Group, Inc.	3,734	(1,867)	1,867	—	—	1,867
Crown Health Care Laundry Services, Inc.	5,000	(1,472)	3,528	—	—	3,528
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	7,500	(4,800)	2,700	—	(2,700)	—
Feradyne Outdoors, LLC	39,000	—	39,000	—	—	39,000
Flow Solutions Holdings, Inc.	6,000	—	6,000	—	—	6,000
Garden Fresh Restaurant Corp.	5,000	(3,765)	1,235	—	—	1,235
GHS Interactive Security, LLC	7,419	—	7,419	—	—	7,419
Global Healthcare Exchange, LLC	15,625	—	15,625	—	—	15,625
Green Energy Partners	43,500	—	43,500	—	—	43,500
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	2,500	—	2,500	—	—	2,500
Hojeij Branded Foods, Inc.	3,000	(1,591)	1,409	—	—	1,409
ICSH, Inc.	10,000	(2,236)	7,764	—	—	7,764
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
IronPlanet, Inc.	3,000	(3,000)	—	—	—	—
ISS #2, LLC	10,000	—	10,000	—	—	10,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(42,400)	17,600	—	—	17,600
K2 Pure Solutions Nocal, L.P.	5,000	(2,256)	2,744	—	—	2,744
Lakeland Tours, LLC	22,500	(1,211)	21,289	—	—	21,289
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
MW Dental Holding Corp.	33,500	—	33,500	—	—	33,500
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	30,550	(2,500)	28,050	—	—	28,050
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PeakColo Holdings, Inc.	2,000	—	2,000	—	—	2,000
PerfectServe, Inc.	2,000	(500)	1,500	—	—	1,500
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Plantation Products, LLC	35,000	(9,007)	25,993	—	—	25,993
Regent Education, Inc.	2,000	—	2,000	—	—	2,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Shock Doctor, Inc.	15,000	—	15,000	—	—	15,000
Things Remembered, Inc.	5,000	—	5,000	—	—	5,000
TPTM Merger Corp.	2,500	—	2,500	—	—	2,500
Tripwire, Inc.	10,000	—	10,000	—	—	10,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$574,772	$(111,802)	$462,970	$(6,000)	$(2,700)	$454,270

(31)
As of December 31, 2014, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Fund III, L.P.	5,000	(4,001)	999	—	999
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50,000	(8,573)	41,427	(41,427)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,074)	926	—	926

	$107,000	$(20,442)	$86,558	$(84,633)	$1,925

(32)
As of December 31, 2014, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $92,531. See Note 4 to the consolidated financial statements for more information on the SSLP.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets	Net Unrealized Gains (Losses) on Investments, Foreign Currency and Other Transactions
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346
Issuances of common stock in add-on offerings (net of offering and underwriting costs)	48,242	48	833,428	—	—	—	833,476
Shares issued in connection with dividend reinvestment plan	1,076	1	18,905	—	—	—	18,906
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	582	—	—	—	582
Net increase in stockholders' equity resulting from operations	—	—	—	430,406	63,725	(5,610)	488,521
Dividends declared and payable ($1.57 per share)	—	—	—	(425,387)	—	—	(425,387)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles ("GAAP")	—	—	12,045	14,106	(26,151)	—	—

Balance at December 31, 2013	297,971	$298	$4,982,477	$(8,785)	$(165,040)	$95,494	$4,904,444

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	15,525	15	257,652	—	—	—	257,667
Shares issued in connection with dividend reinvestment plan	612	1	10,846	—	—	—	10,847
Net increase in stockholders' equity resulting from operations	—	—	—	437,802	93,783	59,364	590,949
Dividends declared and payable ($1.57 per share)	—	—	—	(480,192)	—	—	(480,192)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	77,082	18,329	(95,411)	—	—

Balance at December 31, 2014	314,108	$314	$5,328,057	$(32,846)	$(166,668)	$154,858	$5,283,715

Shares issued in connection with dividend reinvestment plan	361	—	6,192	—	—	—	6,192
Repurchases of common stock	(122)	—	(1,685)	—	—	—	(1,685)
Net increase in stockholders' equity resulting from operations	—	—	—	507,760	117,120	(246,210)	378,670
Dividends declared and payable ($1.57 per share)	—	—	—	(493,560)	—	—	(493,560)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(14,287)	17,752	(3,465)	—	—

Balance at December 31, 2015	314,347	$314	$5,318,277	$(894)	$(53,013)	$(91,352)	$5,173,332

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2015	2014	2013
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$378,670	$590,949	$488,521
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized losses on extinguishment of debt	10,411	72	—
Net realized gains on investments and foreign currency transactions	(127,531)	(93,855)	(63,725)
Net unrealized losses (gains) on investments, foreign currency and other transactions	246,210	(59,364)	5,610
Net accretion of discount on investments	(4,362)	(3,153)	(4,692)
Increase in payment-in-kind interest and dividends	(23,710)	(11,916)	(18,894)
Collections of payment-in-kind interest and dividends	1,157	12,054	29,531
Amortization of debt issuance costs	17,064	16,384	13,230
Accretion of net discount on notes payable	16,376	15,107	13,806
Depreciation	734	805	802
Proceeds from sales and repayments of investments	3,692,199	3,411,764	1,722,672
Purchases of investments	(3,815,974)	(4,536,804)	(3,494,767)
Changes in operating assets and liabilities:
Interest receivable	23,013	(37,000)	(14,983)
Other assets	18,814	(2,317)	(8,333)
Base management fees payable	(372)	5,227	6,155
Income based fees payable	(1,836)	4,069	1,351
Capital gains incentive fees payable	(50,714)	12,042	117
Accounts payable and other liabilities	(23,798)	13,243	13,771
Interest and facility fees payable	4,033	4,146	12,225

Net cash provided by (used in) operating activities	360,384	(658,547)	(1,297,603)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	257,667	833,476
Borrowings on debt	3,895,370	4,878,451	6,431,179
Repayments and repurchases of debt	(3,697,750)	(3,955,423)	(5,654,000)
Debt issuance costs	(6,450)	(12,849)	(21,013)
Dividends paid	(487,368)	(464,373)	(411,453)
Repurchases of common stock	(1,685)	—	—

Net cash provided by (used in) financing activities	(297,883)	703,473	1,178,189
CHANGE IN CASH AND CASH EQUIVALENTS	62,501	44,926	(119,414)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	194,555	149,629	269,043

CASH AND CASH EQUIVALENTS, END OF PERIOD	$257,056	$194,555	$149,629

Supplemental Information:
Interest paid during the period	$180,678	$169,222	$124,406
Taxes, including excise tax, paid during the period	$16,139	$20,809	$13,907
Dividends declared and payable during the period	$493,560	$480,192	$425,387

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2015
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In May 2014, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The application of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The application of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31, 2015. The capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement for the years ended December 31, 2014 and 2013 was $23,993 and $17,425, respectively. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $42,265 as of December 31, 2015, of which $42,265 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of December 31, 2015, the Company has paid capital gains incentive fees since inception totaling $57,404. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2015, base management fees were $134,346, income based fees were $121,390 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $26,721. For the year ended December 31, 2014, base management fees were $127,997, income based fees were $118,273 and capital gains incentive fees calculated in accordance with GAAP were $29,467. For the year ended December 31, 2013, base management fees were $104,857, income based fees were $110,511 and capital gains incentive fees calculated in accordance with GAAP were $11,640.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2015, 2014 and 2013, the Company incurred $14,244, $13,689 and $12,317, respectively, in administrative fees. As of December 31, 2015, $3,729 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2015 and 2014, investments consisted of the following:

	As of December 31,
	2015		2014
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,735,232	$2,638,784	$3,728,872	$3,700,602
Second lien senior secured loans	2,944,551	2,861,294	1,938,861	1,900,464
Subordinated certificates of the SSLP(2)	1,935,401	1,884,861	2,034,498	2,065,015
Senior subordinated debt	663,003	654,066	524,157	523,288
Preferred equity securities	435,063	375,830	206,475	190,254
Other equity securities	434,396	640,526	440,092	642,762
Commercial real estate	—	135	2,140	5,994

Total	$9,147,646	$9,055,496	$8,875,095	$9,028,379

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") to fund first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of December 31, 2015 and 2014 were as follows:

	As of December 31,
	2015	2014
Industry
Investment Funds and Vehicles(1)	21.2%	23.3%
Healthcare Services	14.6	16.3
Other Services	9.0	8.8
Consumer Products	7.7	8.3
Power Generation	6.3	7.3
Manufacturing	6.0	3.3
Business Services	5.3	5.8
Financial Services	4.6	4.5
Education	4.6	5.0
Restaurants and Food Services	3.5	3.7
Oil and Gas	2.9	1.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.5	—
Automotive Services	2.3	1.1
Commercial Real Estate Finance	1.1	1.2
Other	5.6	6.7

Total	100.0%	100.0%

(1)
Includes the Company's investment in the unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP", which had made first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2015	2014
Geographic Region
West(1)	37.9%	46.2%
Midwest	23.8	18.1
Southeast	20.3	16.6
Mid Atlantic	13.7	15.4
Northeast	2.3	2.3
International	2.0	1.4

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 20.8% and 22.9% of the total investment portfolio at fair value as of December 31, 2015 and 2014, respectively.

        As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status. As of December 31, 2014, 2.2% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

  Senior Direct Lending Program

        In December 2015, the Company established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. The Company may co-invest directly with the SDLP to accommodate larger transactions. The Company will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that the Company and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of December 31, 2015, the Company and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required). As of December 31, 2015, the Company had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        See Note 6 for more information regarding the forward sale agreement between the Company and the SDLP.

  Senior Secured Loan Program

        The Company has co-invested in first lien senior secured loans of middle market companies with GE through the "SSLP." The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and GE and the Company continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, the Company is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that the Company will pursue any of them.

        As of December 31, 2015 and 2014, GE and the Company had funded approximately $8.5 billion and $9.9 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of December 31, 2015 and 2014, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $198.6 million and $484.3 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of December 31, 2015 and 2014, the Company had funded approximately $2.0 billion and $2.3 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of December 31, 2015 and 2014, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $32.6 million and $92.5 million, respectively. As discussed above, it is not anticipated that the Company will make new investments through the SSLP.

        As of December 31, 2015 and 2014, the SSLP had total assets of $8.5 billion and $10.0 billion, respectively. As of December 31, 2015 and 2014, GE's investment in the SSLP consisted of the Senior Notes of $6.2 billion and $7.6 billion, respectively, and SSLP Certificates of $285.8 million and $290.6 million, respectively. As of December 31, 2015 and 2014, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. The Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        The SSLP's portfolio consisted of first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively. As of December 31, 2015 and 2014, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of December 31, 2015, none of these loans were on non-accrual status. As of December 31, 2014, one loan was on non-accrual status, representing 1.0% of the total loans at principal amount in the SSLP. As of December 31, 2015 and 2014, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $345.9 million and $331.5 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.6 billion and $1.6 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.9 billion and $1.9 billion, respectively, as of December 31, 2015, and $2.0 billion and $2.1 billion, respectively, as of December 31, 2014. The Company's yield on its investment in the SSLP at fair value was 12.3% and 13.5% as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013, the Company earned interest income of $276.1 million, $275.0 million and $224.9 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the years ended December 31, 2015, 2014 and 2013, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $48.1 million, $69.7 million and $66.6 million, respectively.

        In October 2015, the SSLP distributed to the Company the SSLP's entire first lien senior secured loan investment in Instituto de Banca y Comercio, Inc. ("EduK") with an estimated fair value at the time of the distribution of $67.4 million. As a result of the distribution, the SSLP fully exited its investment in EduK. Prior to such distribution, the Company directly held a position in the same first lien senior secured loan investment. As a result of the distribution, the Company reduced the cost basis of its investment in the SSLP by $67.4 million and increased the Company's cost basis in EduK for the same amount.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of December 31, 2015, IHAM had assets under management of approximately $3.2 billion. As of December 31, 2015, IHAM managed 15 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of December 31, 2015 and 2014, IHAM had total investments of $233.0 million and $219.0 million, respectively. For the years ended December 31, 2015, 2014 and 2013, IHAM had management and incentive fee income of $20.0 million, $19.0 million and $21.0 million, respectively, and other investment-related income of $25.0 million, $34.0 million and $91.0 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $235.5 million, respectively, as of December 31, 2015, and $171.0 million and $259.3 million, respectively, as of December 31, 2014. For the years ended December 31, 2015, 2014 and 2013, the Company received distributions consisting entirely of dividend income from IHAM of $50.0 million, $50.0 million and $72.4 million, respectively. The dividend income for the years ended December 31, 2015, 2014 and 2013, included additional dividends of $10.0 million, $10.0 million and $32.4 million, respectively, in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the years ended December 31, 2015 and 2014, IHAM or certain of the IHAM Vehicles purchased $538.1 million and $219.6 million, respectively, of investments from the Company. A net realized gain of $0.6 million and a net realized loss of $0.1 million was recorded by the Company on these transactions for the years ended December 31, 2015 and 2014, respectively. During the years ended December 31, 2015 and 2014, the Company purchased $11.5 million and $20.2 million of investments, respectively, from certain of the IHAM Vehicles.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2015 the Company's asset coverage was 222%.

        The Company's outstanding debt as of December 31, 2015 and 2014 were as follows:

	As of December 31,
	2015					2014
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,290,000	(2)	$515,000	$515,000		$1,250,000	$170,000	$170,000
Revolving Funding Facility	540,000	(3)	250,000	250,000		540,000	324,000	324,000
SMBC Funding Facility	400,000		110,000	110,000		400,000	62,000	62,000
SBA Debentures	75,000		22,000	22,000		—	—	—
February 2016 Convertible Notes	575,000		575,000	574,202	(4)	575,000	575,000	565,001	(4)
June 2016 Convertible Notes	230,000		230,000	228,488	(4)	230,000	230,000	225,026	(4)
2017 Convertible Notes	162,500		162,500	161,195	(4)	162,500	162,500	160,180	(4)
2018 Convertible Notes	270,000		270,000	266,835	(4)	270,000	270,000	265,431	(4)
2019 Convertible Notes	300,000		300,000	297,021	(4)	300,000	300,000	296,130	(4)
2018 Notes	750,000		750,000	750,537	(5)	750,000	750,000	750,704	(5)
2020 Notes	600,000		600,000	599,097	(6)	400,000	400,000	398,430	(6)
February 2022 Notes	—		—	—	(7)	143,750	143,750	143,750	(7)
October 2022 Notes	182,500		182,500	182,500		182,500	182,500	182,500
2040 Notes	—		—	—	(7)	200,000	200,000	200,000	(7)
2047 Notes	229,557		229,557	181,604	(8)	229,557	229,557	181,330	(8)

Total	$5,604,557		$4,196,557	$4,138,479		$5,633,307	$3,999,307	$3,924,482

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935,000.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount recorded upon issuance of the Convertible Unsecured Notes. As of December 31, 2015, the total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $798, $1,512, $1,305, $3,165 and $2,979, respectively. As of December 31, 2014, the total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $9,999, $4,974, $2,320, $4,569 and $3,870, respectively. See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of December 31, 2015 and 2014, the total net unamortized premium for the 2018 Notes was $537 and $704, respectively.

(6)
As of December 31, 2015, represents the aggregate principal amount outstanding of the 2020 Notes less the net unaccreted discount of $903 recorded upon the issuances of the 2020 Notes. As of December 31, 2014, represents the aggregate principal amount outstanding of the 2020 Notes less the unaccreted discount of $1,570 recorded on the first issuance of the 2020 Notes.

(7)
See below for more information on the early redemption of the February 2022 Notes and the 2040 Notes.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of December 31, 2015 and 2014, the total unaccreted purchased discount for the 2047 Notes was $47,953 and $48,227, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of December 31, 2015 were 4.4% and 4.5 years, respectively, and as of December 31, 2014 were 4.9% and 6.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $1,290,000 at any one time outstanding. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,935,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2015 and 2014, there were $515,000 and $170,000 outstanding, respectively, under the Revolving Credit Facility. As of December 31, 2015, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150,000. As of December 31, 2015 and 2014, the Company had $24,111 and $29,648, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of December 31, 2015, there was $750,889 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 1.75%. From May 2, 2013 to March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." Prior to and including May 1, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" plus an applicable spread of 1.25%. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. As of December 31, 2014, the one, two, three and six month LIBOR was 0.17%, 0.21%, 0.26% and 0.36%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. From May 2, 2013 to March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued. Prior to and including May 1, 2013, the letter of credit fee was 2.50%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by Ares Venture Finance, L.P. ("AVF LP") under the SBA-guaranteed debentures (the "SBA Debentures"), each as described below, and certain other investments.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$1,380	$737	$3,250
Facility fees	5,137	5,028	4,044
Amortization of debt issuance costs	2,507	2,556	2,746

Total interest and credit facility fees expense	$9,024	$8,321	$10,040

Cash paid for interest expense	$1,153	$640	$3,250
Average stated interest rate	2.03%	2.20%	2.24%
Average outstanding balance	$67,000	$33,110	$144,995

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2015, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2015 and 2014, there was $250,000 and $324,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 2.25%. Prior to and including January 24, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. Since May 14, 2014, Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. Prior to and including May 13, 2014, Ares Capital CP was required to pay a commitment fee between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$1,601	$3,997	$5,968
Facility fees	3,661	4,271	3,702
Amortization of debt issuance costs	2,311	2,215	2,015

Total interest and credit facility fees expense	$7,573	$10,483	$11,685

Cash paid for interest expense	$2,576	$3,877	$6,475
Average stated interest rate	2.47%	2.41%	2.47%
Average outstanding balance	$63,912	$163,838	$241,247

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2015, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2015 and 2014, there was $110,000 and $62,000 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 1.75%. From December 20, 2013 to June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." Prior to and including December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility was based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of December 31, 2015 and 2014, the interest rate in effect was based on one month LIBOR, which was 0.43% and 0.17%, respectively. Since March 15, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. From December 20, 2013 through March 14, 2014, ACJB was required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility. Prior to and including December 19, 2013, ACJB was required to pay a commitment fee of up to 0.50% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$654	$486	$—
Facility fees	1,510	1,483	446
Amortization of debt issuance costs	1,140	1,125	1,047

Total interest and credit facility fees expense	$3,304	$3,094	$1,493

Cash paid for interest expense	$548	$421	$16
Average stated interest rate	2.09%	2.16%	—%
Average outstanding balance	$30,929	$22,208	$—

  SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, AVF LP, received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150,000 and as of December 31, 2015, the amount of the SBA Debentures committed to AVF LP by the SBA was $75,000. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of December 31, 2015, AVF LP had $22,000 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2015, AVF LP was materially in compliance with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. Prior to September 23, 2015, the interim interest rate in effect for the SBA Debentures outstanding was 1.34%. As of December 31, 2015, the weighted average interest rate in effect for the SBA Debentures was 3.19%.

        For the year ended December 31, 2015, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

For the Year Ended December 31, 2015
Stated interest expense	$243
Facility fees	—
Amortization of debt issuance costs	$167

Total interest and credit facility fees expense	$410

Cash paid for interest expense	$58
Average stated interest rate	2.42%
Average outstanding balance	$18,201

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In July 2013, the Company issued $300,000 aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2015) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of December 31, 2015 are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91	$17.53
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.33	$18.24	$18.91	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.5647	54.8342	52.8915	50.9054	50.0292
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of December 31, 2015, taking into account certain de minimis adjustments that will be made on the conversion date.

        See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

        As of December 31, 2015, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has selected to settle with a combination of cash and shares of its common stock. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$15,778	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$1,188	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$39,062	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of December 31, 2015.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of December 31, 2015, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000	$300,000
Original issue discount, net of accretion	(798)	(1,512)	(1,305)	(3,165)	(2,979)

Carrying value of debt	$574,202	$228,488	$161,195	$266,835	$297,021

Stated interest rate	5.750%	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	7.4%	6.7%	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$78,722	$78,722	$71,540
Amortization of debt issuance costs	6,863	7,292	6,293
Accretion of original issue discount	15,973	14,927	13,508

Total interest expense	$101,558	$100,941	$91,341

Cash paid for interest expense	$78,722	$78,612	$62,568

  Unsecured Notes

  2018 Notes

        In November 2013, the Company issued $600,000 aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. The 2018 Notes were issued at a discount at the time of issuance totaling $3,312. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2018 Notes, net of the original issue discount, underwriting discounts and offering costs, were $586,014. In January 2014, the Company issued an additional $150,000 aggregate principal amount of the 2018 Notes at a premium of 102.7% of their principal amount (the "Additional 2018 Notes"). The original issue premium recognized upon issuance of the Additional 2018 Notes totaled $4,050. Total proceeds from the issuance of the Additional 2018 Notes, net of underwriting discounts and offering costs, were approximately $151,900.

  2020 Notes

        In November 2014, the Company issued $400,000 aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. The 2020 Notes were issued at a discount at the time of issuance totaling $1,600. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2020 Notes, net of the original issue discount, underwriting discounts and offering costs, were $394,308.

        In January 2015, the Company issued an additional $200,000 aggregate principal amount of the 2020 Notes at a premium of 100.2% of their principal amount (the "Additional 2020 Notes"). The original issue premium recognized upon issuance of the Additional 2020 Notes totaled $370. Total proceeds from the issuance of the Additional 2020 Notes, net of underwriting discounts and offering costs, were approximately $198,359.

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338. In March 2015, the Company redeemed the entire aggregate principal amount outstanding of its February 2022 Notes in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144,616, which resulted in a realized loss on the extinguishment of debt of $3,839.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664. In October 2015, the Company redeemed the entire aggregate principal amount outstanding of the 2040 Notes in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200,560, which resulted in a realized loss on the extinguishment of debt of $6,572.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of December 31, 2015 and 2014, the outstanding principal was $229,557 and $229,557 respectively, and the carrying value was $181,604 and $181,330, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Unsecured Notes, the February 2022 Notes and the 2040 Notes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$100,619	$89,804	$55,509
Amortization of debt issuance costs	4,076	3,196	298
Accretion of purchase discount	403	180	1,129

Total interest expense	$105,098	$93,180	$56,936

Cash paid for interest expense	$97,621	$85,672	$52,097

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the year ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes. As of December 31, 2015, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and in "other assets" in the accompanying consolidated balance sheet.

        Forward currency contracts and the forward sale agreement are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of December 31, 2015 and 2014.

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD45,000	1/6/2016	$1,112	$—	Other Assets
Foreign currency forward contract	€3,820	1/6/2016	143	—	Other Assets
Forward sale agreement	$316,201	—	2,602	—	Other Assets

Total			$3,857	$—

	As of December 31, 2014
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD45,000	1/8/2015	$1,537	$—	Other assets

Total			$1,537	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of December 31, 2015 and 2014, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2015	2014
Total revolving and delayed draw loan commitments	$418,880	$574,772
Less: drawn commitments	(122,925)	(111,802)

Total undrawn commitments	295,955	462,970
Less: commitments substantially at discretion of the Company	(6,000)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	(2,700)

Total net adjusted undrawn revolving and delayed draw loan commitments	$289,955	$454,270

        Included within the total revolving and delayed draw loan commitments as of December 31, 2015 and 2014 were delayed draw loan commitments totaling $148,609 and $206,429, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of December 31, 2015 were commitments to issue up to $42,212 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2015, the Company had $13,840 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12,818 expire in 2016 and $1,022 expire in 2017.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of December 31, 2015 and 2014, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2015	2014
Total private equity commitments	$107,000	$107,000
Less: funded private equity commitments	(20,896)	(20,442)

Total unfunded private equity commitments	86,104	86,558
Less: private equity commitments substantially at discretion of the Company	(84,554)	(84,633)

Total net adjusted unfunded private equity commitments	$1,550	$1,925

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

  Lease Commitments

        The Company is obligated under a number of operating leases and subleases for office spaces with terms ranging from less than one year to more than 15 years. Total rent expense incurred by the Company for the years ended December 31, 2015, 2014 and 2013 was $4,171, $3,366 and $3,687, respectively.

        The following table shows future minimum payments under the Company's operating leases and subleases where it is a sublessee as of December 31, 2015:

For the Years Ended December 31,	Amount
2016	$9,192
2017	9,352
2018	9,098
2019	9,070
2020	8,889
Thereafter	48,481

Total	$94,082

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and IHAM, a wholly owned portfolio company of the Company. See Note 13 for further description of these subleases.

        The following table shows future expected rental payments to be received under the Company's subleases where the Company is the sublessor as of December 31, 2015. The current allocations reflected below are as of December 31, 2015. The allocations in connection with the Company's subleases are subject to change and future review. Further, such allocations are subject to change depending on the composition of, and functions performed by, the staff in each office.

For the Years Ended December 31,	Amount
2016	$5,815
2017	5,912
2018	5,815
2019	5,739
2020	5,772
Thereafter	32,548

Total	$61,601

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2015 and 2014. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,638,784	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861,294	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,884,861	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654,066	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	375,830	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2	x
Other equity securities and other	637,289	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2	x

Total Investments	$9,052,124

Derivatives	$2,602	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$2,602

	As of December 31, 2014
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$3,700,602	Yield analysis	Market yield	4.0% - 20.0%	8.5%
Second lien senior secured loans	1,900,464	Yield analysis	Market yield	6.6% - 13.5%	9.5%
Subordinated certificates of the SSLP	2,065,015	Discounted cash flow analysis	Discount rate	10.0% - 13.0%	11.8%
Senior subordinated debt	523,288	Yield analysis	Market yield	8.3% - 14.0%	11.2%
Preferred equity securities	190,254	EV market multiple analysis	EBITDA multiple	4.5x - 15.2x	9.7	x
Other equity securities and other	644,157	EV market multiple analysis	EBITDA multiple	4.5x - 14.5x	9.5	x

Total	$9,023,780

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257,056	$257,056	$—	$—
Investments	$9,055,496	$3,372	$—	$9,052,124
Derivatives	$3,857	$—	$1,255	$2,602

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2014:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$194,555	$194,555	$—	$—
Investments	$9,028,379	$4,599	$—	$9,023,780
Derivatives	$1,537	$—	$1,537	$—

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$9,023,780
Net realized gains	114,113
Net unrealized losses	(241,291)
Purchases	3,881,395
Sales	(1,772,435)
Redemptions	(1,968,512)
Payment-in-kind interest and dividends	23,710
Net accretion of discount on securities	4,362
Net transfers in and/or out of Level 3	(12,998)

Balance as of December 31, 2015	$9,052,124

        As of December 31, 2015, the net unrealized depreciation on the investments that use Level 3 inputs was $98,600. For the year ended December 31, 2015, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$—
Net unrealized gains	2,602

Balance as of December 31, 2015	$2,602

        As of December 31, 2015, the net unrealized appreciation on the derivatives that use Level 3 inputs was $2,602.

        For the year ended December 31, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2015, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(201,234).

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2014:

As of and For the Year Ended December 31, 2014
Balance as of December 31, 2013	$7,632,897
Net realized gains	90,578
Net unrealized gains	56,379
Purchases	4,536,868
Sales	(1,035,697)
Redemptions	(2,267,822)
Payment-in-kind interest and dividends	11,916
Net accretion of discount on securities	3,153
Net transfers in and/or out of Level 3	(4,492)

Balance as of December 31, 2014	$9,023,780

        As of December 31, 2014, the net unrealized appreciation on the investments that use Level 3 inputs was $150,237. For the year ended December 31, 2014, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the year ended December 31, 2014, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2014, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $63,638.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2015 and 2014. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2015			2014
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$515,000		$515,000	$170,000		$170,000
Revolving Funding Facility	250,000		250,000	324,000		324,000
SMBC Funding Facility	110,000		110,000	62,000		62,000
SBA Debentures	22,000		22,000	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	574,202	(2)	575,058	565,001	(2)	592,940
June 2016 Convertible Notes (principal amount outstanding of $230,000)	228,488	(2)	230,058	225,026	(2)	237,010
2017 Convertible Notes (principal amount outstanding of $162,500)	161,195	(2)	164,206	160,180	(2)	168,521
2018 Convertible Notes (principal amount outstanding of $270,000)	266,835	(2)	270,877	265,431	(2)	279,169
2019 Convertible Notes (principal amount outstanding of $300,000)	297,021	(2)	299,061	296,130	(2)	302,532
2018 Notes (principal amount outstanding of $750,000)	750,537	(3)	777,405	750,704	(3)	788,288
2020 Notes (principal amount outstanding of $600,000 and $400,000, respectively)	599,097	(4)	607,128	398,430	(4)	399,740
February 2022 Notes (principal amount outstanding of $0 and $143,750, respectively)	—	(5)	—	143,750	(5)	144,764
October 2022 Notes (principal amount outstanding of $182,500)	182,500		182,009	182,500		183,835
2040 Notes (principal amount outstanding of $0 and $200,000, respectively)	—	(5)	—	200,000	(5)	203,208
2047 Notes (principal amount outstanding of $229,557)	181,604	(6)	230,228	181,330	(6)	226,592

	$4,138,479	(7)	$4,233,030	$3,924,482	(7)	$4,082,599

(1)
Except for the Convertible Unsecured Notes, the 2018 Notes, the 2020 Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount recorded upon issuance of each respective series of the Convertible Unsecured Notes. See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

(3)
Represents the aggregate principal amount outstanding of the 2018 Notes plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes.

(4)
As of December 31, 2015, represents the aggregate principal amount outstanding of the 2020 Notes less the net unaccreted discount recognized on the issuances of the 2020 Notes. As of December 31, 2014, represents the aggregate principal amount outstanding of the 2020 Notes less the unaccreted discount recognized on the first issuance of the 2020 Notes.

(5)
See Note 5 for more information on the early redemption of the February 2022 Notes and the 2040 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(7)
Total principal amount of debt outstanding totaled $4,196,557 and $3,999,307 as of December 31, 2015 and December 31, 2014, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2015 and 2014:

	As of December 31,
Fair Value Measurements Using	2015	2014
Level 1	$412,237	$758,399
Level 2	3,820,793	3,324,200

Total	$4,233,030	$4,082,599

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the year ended December 31, 2015. The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2014 and 2013:

	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15,525	$16.63	$257,667

Total for the year ended December 31, 2014	15,525		$257,667
2013
December 2013 public offering	16,445	$17.47	$285,993
October 2013 public offering	12,650	$16.98	214,339
April 2013 public offering	19,148	$17.43	333,144

Total for the year ended December 31, 2013	48,243		$833,476

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offerings to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective. See Note 12 for information regarding shares of common stock issued in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The Company expects that the program will be in effect until September 30, 2016, or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. During the quarter ended December 31, 2015, the Company repurchased a total of 122 shares of the Company's common stock in the open market for $1,685. The shares were repurchased at an average price of $13.86 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2015, 2014 and 2013:

	For the Years Ended December 31,
	2015	2014	2013
Net increase in stockholders' equity resulting from operations available to common stockholders	$378,670	$590,949	$488,521
Weighted average shares of common stock outstanding—basic and diluted	314,375	305,287	266,939
Basic and diluted net increase in stockholders' equity resulting from operations per share	$1.20	$1.94	$1.83

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the year ended December 31, 2015 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2015. For the year ended December 31, 2014, the average closing price of the Company's common stock for such period was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2014. For the year ended December 31, 2013 and the date of issuance of the 2019 Convertible Notes through December 31, 2013, the average closing price of the Company's common stock for such period was each less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2013. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends paid and distributions made to the Company's stockholders are reported by the Company to the stockholders as ordinary income, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2015, 2014 and 2013 were taxable as follows (unaudited):

	For the Years Ended December 31,
	2015	2014	2013
Ordinary income(1)	$1.56	$1.57	$1.57
Capital gains	0.01	—	—

Total(2)	$1.57	$1.57	$1.57

(1)
For the years ended December 31, 2015, 2014 and 2013, ordinary income included dividend income of approximately $0.0730, $0.1055 and $0.1082, per share, respectively, that qualified to be taxed at the maximum capital gains rate. For certain eligible corporate shareholders, these dividends were eligible for the dividends received deduction.

(2)
For the years ended December 31, 2015, 2014 and 2013, dividends paid were comprised of interest-sourced dividends in amounts equal to 91.1%, 90.1% and 88.2% of total dividends paid, respectively.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2015, 2014 and 2013:

	For the Years Ended December 31,
	2015	2014	2013
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$378,670	$590,949	$488,521
Adjustments:
Net unrealized losses (gains) on investments, foreign currency and other transactions	246,210	(59,364)	5,610
Income not currently taxable	(51,475)	(60,992)	(78,309)
Income (loss) for tax but not book	(32,539)	10,478	43,264
Expenses not currently deductible	11,387	43,663	24,876
Expenses for tax but not book	(4,628)	(4,655)	(7,906)
Realized gain/loss differences	33,454	(100,933)	(65,244)

Taxable income	$581,079	$419,146	$410,812

(1)
The calculation of estimated 2015 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2015 taxable income will not be finally determined until the Company's 2015 tax return is filed in 2016 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. In addition, on April 1, 2010, the Company acquired Allied Capital in a tax-free merger, which has caused certain merger-related items to vary in their deductibility for GAAP and tax purposes.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2015, the Company estimates that it will have a capital loss carryforward of approximately $77 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized tax basis net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the Allied Acquisition through December 31, 2015, that have not yet been deducted for tax purposes as their deductibility in years since the Allied Acquisition was limited by the Code. While the Company's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2015, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2016. The amount carried forward to 2016 is estimated to be approximately $257 million, although this amount will not be finalized until the 2015 tax returns are filed in 2016. For 2014 and 2013, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company elected to carry forward the excess for distribution to shareholders in 2015 and 2014, respectively. The amount carried forward to 2015 and 2014 was approximately $171 million and $232 million, respectively. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2015, 2014 and 2013, a net expense of $8,961, $5,486 and $10,277, respectively, was recorded for U.S. federal excise tax.

        As of December 31, 2015, the estimated cost basis of investments for tax purposes was $10.0 billion resulting in estimated gross unrealized gains and losses of $0.05 billion and $1.0 billion, respectively. As of December 31, 2014, the cost basis of investments for tax purposes was $9.6 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $0.9 billion, respectively. As of December 31, 2015 and 2014, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $9.1 billion and $8.9 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2015, the Company decreased accumulated overdistributed net investment income by $17,752, increased accumulated net realized loss on investments by $3,465 and decreased capital in excess of par value by $14,287. During the year ended December 31, 2014, the Company decreased accumulated overdistributed net investment income by $18,329, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $95,411 and increased capital in excess of par value by $77,082. During the year ended December 31, 2013, the Company decreased accumulated overdistributed net investment income by $14,106, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $26,151 and increased capital in excess of par value by $12,045.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2015, 2014 and 2013, the Company recorded a tax expense of approximately $8,791, $12,843 and $3,828, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the years ended December 31, 2015, 2014 and 2013:

Date declared	Record date	Payment date	Per share amount		Total amount
November 4, 2015	December 15, 2015	December 31, 2015	$0.38		$119,498
August 4, 2015	September 15, 2015	September 30, 2015	0.38		119,498
May 4, 2015	June 15, 2015	June 30, 2015	0.38		119,498
February 26, 2015	March 13, 2015	March 31, 2015	0.38		119,361
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	15,705

Total declared for 2015			$1.57		$493,560

November 4, 2014	December 15, 2014	December 31, 2014	$0.38		119,361
August 5, 2014	September 15, 2014	September 30, 2014	0.38		119,361
May 6, 2014	June 16, 2014	June 30, 2014	0.38		113,343
February 26, 2014	March 14, 2014	March 31, 2014	0.38		113,228
November 5, 2013	March 14, 2014	March 28, 2014	0.05	(1)	14,899

Total declared for 2014			$1.57		$480,192

November 5, 2013	December 16, 2013	December 31, 2013	0.38		112,307
November 5, 2013	December 16, 2013	December 31, 2013	0.05	(1)	14,777
August 6, 2013	September 16, 2013	September 30, 2013	0.38		101,959
May 7, 2013	June 14, 2013	June 28, 2013	0.38		101,856
February 27, 2013	March 15, 2013	March 29, 2013	0.38		94,488

Total declared for 2013			$1.57		$425,387

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2015, 2014 and 2013, was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Shares issued	361	612	1,076
Average issue price per share	$17.17	$17.74	$17.58
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	667	696	—
Average purchase price per share	$15.70	$15.93	$—

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2015, 2014 and 2013, the Company's investment adviser or its affiliates incurred such expenses totaling $6,537, $6,197 and $5,250, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the years ended December 31, 2015, 2014 and 2013, amounts payable to the Company under these subleases totaled $4,714, $4,073 and $2,183, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the years ended December 31, 2015, 2014 and 2013, amounts payable to Ares Management LLC under these subleases totaled $729, $569 and $185, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the year ended December 31, 2015, amounts payable to the Company under these agreements totaled $100. For the years ended December 31, 2014 and 2013, there were no amounts payable to the Company as there were no such agreements in place during those periods.

        The Company also subleased certain office space from Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management LLC and manager of Ares Commercial Real Estate Corporation. The Company's office sublease with ACREM was terminated on June 30, 2013. For the year ended December 31, 2013, amounts payable under this sublease by the Company to ACREM totaled $26.

        See Note 3, Note 4 and Note 6 for descriptions of other related party transactions.

14.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2015, 2014 and 2013:

	As of and For the Years Ended December 31,
Per Share Data:	2015	2014	2013
Net asset value, beginning of period(1)	$16.82	$16.46	$16.04
Issuances of common stock	0.01	—	0.16
Repurchases of common stock	(0.01)	—	—
Net investment income for period(2)	1.62	1.43	1.61
Net realized and unrealized gains (losses) for period(2)	(0.41)	0.50	0.22

Net increase in stockholders' equity	1.21	1.93	1.99
Total distributions to stockholders(3)	(1.57)	(1.57)	(1.57)

Net asset value at end of period(1)	$16.46	$16.82	$16.46

Per share market value at end of period	$14.25	$15.61	$17.77
Total return based on market value(4)	1.35%	(3.32)%	10.51%
Total return based on net asset value(5)	7.16%	11.79%	11.41%
Shares outstanding at end of period	314,347	314,108	297,971
Ratio/Supplemental Data:
Net assets at end of period	$5,173,332	$5,283,715	$4,904,444
Ratio of operating expenses to average net assets(6)(7)	9.51%	10.46%	10.03%
Ratio of net investment income to average net assets(6)(8)	9.75%	8.71%	9.86%
Portfolio turnover rate(6)	42%	39%	27%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for all periods presented.

(4)
For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the year ended December 31, 2015, the ratio of operating expenses to average net assets consisted of 2.55% of base management fees, 2.31% of income based fees and capital gains incentive fees, 4.32% of the cost of borrowing and 0.33% of other operating expenses. For the year ended December 31, 2014, the ratio of operating expenses to average net assets consisted of 2.51% of base management fees, 2.90% of income based fees and capital gains incentive fees, 4.24% of the cost of borrowing and 0.81% of other operating expenses. For the year ended December 31, 2013, the ratio of operating expenses to average net assets consisted of 2.40% of base management fees, 2.80% of income based fees and capital gains incentive fees, 3.94% of the cost of borrowing and 0.89% of other operating expenses. These ratios reflect annualized amounts.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

15.   SELECTED QUARTERLY DATA (Unaudited)

	2015
	Q4	Q3	Q2	Q1
Total investment income	$261,676	$260,948	$249,479	$253,247
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$150,782	$159,691	$145,134	$146,822
Income based fees and capital gains incentive fees	$3,679	$29,214	$36,631	$25,145
Net investment income before net realized and unrealized gains (losses)	$147,103	$130,477	$108,503	$121,677
Net realized and unrealized gains (losses)	$(132,390)	$(13,618)	$38,019	$(21,101)
Net increase in stockholders' equity resulting from operations	$14,713	$116,859	$146,522	$100,576
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$270,917	$253,396	$224,927	$239,719
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166,532	$149,722	$127,699	$141,589
Income based fees and capital gains incentive fees	$38,347	$44,432	$35,708	$29,253
Net investment income before net realized and unrealized gains	$128,185	$105,290	$91,991	$112,336
Net realized and unrealized gains	$25,202	$72,449	$50,840	$4,656
Net increase in stockholders' equity resulting from operations	$153,387	$177,739	$142,831	$116,992
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

	2013
	Q4	Q3	Q2	Q1
Total investment income	$233,742	$246,801	$206,123	$195,055
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$145,003	$161,421	$126,951	$119,182
Income based fees and capital gains incentive fees	$33,493	$35,199	$33,374	$20,085
Net investment income before net realized and unrealized gains (losses)	$111,510	$126,222	$93,577	$99,097
Net realized and unrealized gains (losses)	$22,374	$14,575	$39,921	$(18,755)
Net increase in stockholders' equity resulting from operations	$133,884	$140,797	$133,498	$80,342
Basic and diluted earnings per common share	$0.47	$0.52	$0.50	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.35	$16.21	$15.98

16.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the

Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

17.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2015, except as disclosed below.

        In February 2016, the Company repaid in full the $575.0 million aggregate principal amount outstanding of the February 2016 Convertible Notes upon their maturity. The Company used amounts available under its revolving credit facilities to repay the outstanding indebtedness of the February 2016 Convertible Notes.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$6,276,337	$6,481,333
Non-controlled affiliate company investments	192,628	195,074
Controlled affiliate company investments	2,431,412	2,379,089

Total investments at fair value (amortized cost of $8,980,808 and $9,147,646, respectively)	8,900,377	9,055,496
Cash and cash equivalents	125,926	257,056
Interest receivable	124,592	137,968
Receivable for open trades	1,258	—
Other assets	55,490	56,292

Total assets	$9,207,643	$9,506,812

LIABILITIES
Debt	$3,785,354	$4,113,935
Base management fees payable	34,444	34,125
Income based fees payable	28,923	31,234
Capital gains incentive fees payable	56,454	42,265
Accounts payable and other liabilities	45,988	60,587
Interest and facility fees payable	37,082	51,007
Payable for open trades	1,357	327

Total liabilities	3,989,602	4,333,480
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 313,954 and 314,347 common shares issued and outstanding, respectively	314	314
Capital in excess of par value	5,312,800	5,318,277
Accumulated overdistributed net investment income	(21,655)	(894)
Accumulated net realized gains (losses) on investments, foreign currency transactions, extinguishment of debt and other assets	4,961	(53,013)
Net unrealized losses on investments, foreign currency and other transactions	(78,379)	(91,352)

Total stockholders' equity	5,218,041	5,173,332

Total liabilities and stockholders' equity	$9,207,643	$9,506,812

NET ASSETS PER SHARE	$16.62	$16.46

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$137,329	$122,616	$277,758	$247,443
Capital structuring service fees	11,614	8,762	26,654	21,527
Dividend income	10,474	4,081	16,989	7,912
Other income	3,162	3,606	6,505	6,100

Total investment income from non-controlled/non-affiliate company investments	162,579	139,065	327,906	282,982
From non-controlled affiliate company investments:
Interest income from investments	4,297	4,724	7,944	7,319
Capital structuring service fees	—	2,205	—	2,205
Dividend income	11	744	40	1,369
Other income	41	68	226	130

Total investment income from non-controlled affiliate company investments	4,349	7,741	8,210	11,023
From controlled affiliate company investments:
Interest income from investments	62,397	73,932	125,443	145,166
Capital structuring service fees	556	12,115	1,176	19,531
Dividend income	10,250	10,000	20,250	30,099
Management and other fees	4,605	6,235	9,627	12,273
Other income	526	391	700	1,652

Total investment income from controlled affiliate company investments	78,334	102,673	157,196	208,721

Total investment income	245,262	249,479	493,312	502,726

EXPENSES:
Interest and credit facility fees	45,334	56,421	95,577	114,996
Base management fees	34,444	33,021	69,203	66,937
Income based fees	28,923	28,949	58,045	58,314
Capital gain incentive fees	10,427	7,682	14,189	3,462
Administrative fees	3,342	3,514	6,765	6,970
Professional fees and other costs related to the American Capital Acquisition	6,546	—	8,011	—
Other general and administrative	6,976	8,773	14,326	15,726

Total expenses	135,992	138,360	266,116	266,405

NET INVESTMENT INCOME BEFORE INCOME TAXES	109,270	111,119	227,196	236,321
Income tax expense, including excise tax	4,006	2,616	9,202	6,141

NET INVESTMENT INCOME	105,264	108,503	217,994	230,180
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	32,742	24,910	51,513	51,804
Non-controlled affiliate company investments	431	—	874	333
Controlled affiliate company investments	—	—	6,330	—
Foreign currency transactions	(2,547)	(662)	(743)	3,865

Net realized gains	30,626	24,248	57,974	56,002
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(12,953)	10,683	(33,756)	(23,728)
Non-controlled affiliate company investments	12,068	10,812	21,767	16,396
Controlled affiliate company investments	19,270	(7,752)	24,984	(26,615)
Foreign currency and other transactions	3,125	28	(22)	(1,298)

Net unrealized gains (losses)	21,510	13,771	12,973	(35,245)

Net realized and unrealized gains from investments, foreign currency and other transactions	52,136	38,019	70,947	20,757
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	—	—	—	(3,839)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$157,400	$146,522	$288,941	$247,098

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$0.50	$0.47	$0.92	$0.79

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	313,954	314,469	314,124	314,289

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of June 30, 2016
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	$488	$1,863	(2)
HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	128
Imperial Capital Private Opportunities, LP(10)(25)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	15,365	(2)
Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	446	(2)
Partnership Capital Growth Investors III, L.P.(10)(25)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,466	2,692	(2)
PCG-Ares Sidecar Investment II, L.P.(10)(25)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,569	10,290	(2)
PCG-Ares Sidecar Investment, L.P.(10)(25)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,186	1,629	(2)
Piper Jaffray Merchant Banking Fund I, L.P.(10)(25)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,636	1,786
Senior Secured Loan Fund LLC(8)(11)(26)	Co-investment vehicle	Subordinated certificates ($2,003,959 par due 12/2024)	8.65% (Libor + 8.00%/M)(21)	10/30/2009	1,938,446	1,899,754
		Member interest (87.50% interest)		10/30/2009	—	—

					1,938,446	1,899,754
VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,124	(2)

					1,956,144	1,935,077		37.08%

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18,750 par due 1/2022)	9.26% (Libor + 8.26%/Q)	1/5/2016	18,750	18,750	(3)(20)
		First lien senior secured loan ($5,000 par due 1/2022)	9.26% (Libor + 8.26%/Q)	1/5/2016	5,000	5,000	(4)(20)
		Class A preferred units (4,000,000 units)		1/5/2016	4,000	3,296	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					27,750	27,046
ADCS Billings Intermediate Holdings, LLC(24)	Dermatology practice	First lien senior secured loan ($8,617 par due 5/2022)	6.75% (Libor + 5.75%/Q)	5/18/2016	8,617	8,617	(2)(20)(27)
		First lien senior secured loan ($22,500 par due 5/2022)	6.75% (Libor + 5.75%/Q)	5/18/2016	22,500	22,500	(2)(20)(27)

					31,117	31,117
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,086	1,878
		Common stock (3 shares)		12/13/2013	3	—

					3,089	1,878

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,751	9,000	(2)(20)
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($8,772 par due 6/2018)	10.50% (Libor + 9.50%/Q)	9/5/2014	8,527	8,772	(2)(20)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	609	(2)

					8,527	9,381
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(24)	Correctional facility healthcare operator	First lien senior secured revolving loan ($3,750 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	3,750	3,188	(2)(20)
		First lien senior secured revolving loan ($1,650 par due 7/2019)	6.50%(Base Rate + 3.00%/Q)	7/23/2014	1,650	1,403	(2)(20)
		First lien senior secured loan ($6,618 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,594	5,625	(2)(20)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,974	108,000	(2)(20)
		Class A units (601,937 units)		8/19/2010	—	362	(2)

					145,968	118,578
Correctional Medical Group Companies, Inc.(24)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.58% (Libor + 8.58%/Q)	9/29/2015	3,088	3,088	(2)(20)
		First lien senior secured loan ($4,093 par due 9/2021)	9.58% (Libor + 8.58%/Q)	9/29/2015	4,093	4,093	(2)(20)
		First lien senior secured loan ($44,707 par due 9/2021)	9.58% (Libor + 8.58%/Q)	9/29/2015	44,707	44,707	(3)(20)

					51,888	51,888
DCA Investment Holding, LLC(24)	Multi-branded dental practice management	First lien senior secured revolving loan ($3,436 par due 7/2021)	7.75%(Base Rate + 4.25%/Q)	7/2/2015	3,436	3,367	(2)(20)
		First lien senior secured loan ($18,993 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,859	18,613	(4)(20)

					22,295	21,980
DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,330 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,093	10,330	(2)(20)
		Warrant to purchase up to 909,092 units of Series C preferred stock (expires 3/2024)		3/21/2014	—	250	(2)

					10,093	10,580
Gentle Communications, LLC(24)	Dental services provider	First lien senior secured loan ($43,500 par due 5/2022)	7.50% (Libor + 6.50%/Q)	5/27/2016	43,500	43,500	(2)(20)(27)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	5,435	(2)

					3,021	8,426
Greenphire, Inc. and RMCF III CIV XXIX, L.P(24)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/Q)	12/19/2014	4,000	4,000	(2)(20)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999
INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	1,634	(2)
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	107,520	(2)(20)
LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,771	(2)
MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,328	(2)
MW Dental Holding Corp.(24)	Dental services provider	First lien senior secured revolving loan ($2,000 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	2,000	2,000	(2)(20)
		First lien senior secured loan ($50,089 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	50,088	50,089	(2)(20)
		First lien senior secured loan ($47,497 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	47,497	47,497	(3)(20)
		First lien senior secured loan ($19,642 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	19,642	19,642	(4)(20)

					119,227	119,228
My Health Direct, Inc.(24)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($1,900 par due 1/2018)	10.75%	9/18/2014	1,872	1,900	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	39	40	(2)

					1,911	1,940
New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	79,025	76,800	(2)(20)
NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($74,343 par due 10/2023)	11.00% (Libor + 10.00%/Q)	4/19/2016	74,343	74,343	(2)(20)
		Class A units (25,277 units)		4/19/2016	2,528	2,528	(2)

					76,871	76,871

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2,602 par due 7/2016)		11/12/2015	2,423	2,602	(2)(19)
		First lien senior secured loan ($10,757 par due 7/2016)		4/25/2014	9,694	744	(2)(19)
		Common stock (3,736,255 shares)		5/1/2016	—	—	(2)

					12,117	3,346
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(24)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($10,497 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	10,497	10,497	(3)(20)
		First lien senior secured loan ($5,899 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	5,899	5,899	(4)(20)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	707	(2)

					17,396	17,103
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,828	19,000	(2)(20)
PerfectServe, Inc.(24)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%M)	9/15/2015	8,700	9,000	(2)(20)
		First lien senior secured loan ($2,000 par due 6/2020)	9.00% (Libor + 8.00%M)	9/15/2015	1,964	2,000	(2)(20)
		First lien senior secured loan ($2,000 par due 6/2021)	9.00% (Libor + 8.00%M)	9/15/2015	1,971	2,000	(2)(20)
		Warrant to purchase up to 28,428 shares of Series C preferred stock (expires 9/2025)		9/15/2015	180	246	(2)
		Warrant to purchase up to 34,113 shares of Series C preferred stock (expires 12/2023)		12/26/2013	—	295	(2)

					12,815	13,541
PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,582	44,877	(2)(20)
Precyse Acquisition Corp.	Provider of healthcare information management technology and services	Second lien senior secured loan ($10,000 par due 4/2023)	10.75% (Libor + 9.75%/Q)	4/20/2016	9,610	10,000	(2)(20)
Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	38	28	(2)
Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54,000 par due 7/2022)	10.50% (Libor + 9.50%/Q)	1/29/2016	54,000	54,000	(2)(20)
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	10.00% (Libor + 9.00%/Q)	6/15/2015	27,500	27,500	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(20)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(20)

					73,500	73,500
Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(24)	Operator of urgent care clinics	First lien senior secured loan ($13,930 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	13,930	13,094	(2)(20)
		First lien senior secured loan ($54,451 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	54,451	51,184	(2)(20)
		Preferred units (7,696,613 units)		6/11/2015	7,697	8,301
		Series A common units (2,000,000 units)		6/11/2015	2,000	945
		Series C common units (1,026,866 units)		6/11/2015	—	396

					78,078	73,920
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($5,124 par due 12/2021)	6.65% (Libor + 5.50%/Q)	12/21/2015	5,124	5,124	(2)(20)
		Preferred shares (40,662 shares)		12/21/2015	407	435	(9)

					5,531	5,559
Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(20)

					1,153,025	1,112,839		21.33%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	8.50% (Libor + 7.50%/Q)	6/30/2014	49,633	50,000	(2)(20)
Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,596 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,596	13,596	(2)(13)(20)
		First lien senior secured loan ($690 par due 12/2017)	7.75%(Base Rate + 4.25%/Q)	12/10/2010	690	690	(2)(13)(20)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.64% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	10,531	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	21,784	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	68,496

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(8)(24)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,538 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	4,472	4,212	(2)(20)
		First lien senior secured loan ($38,592 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	38,028	35,813	(2)(20)
		Preferred shares (18,875 shares)		3/25/2016	15,966	—	(2)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					60,989	40,025
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(24)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($2,000 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	2,000	2,000	(2)(20)(23)
		First lien senior secured loan ($18,275 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	18,275	18,275	(3)(20)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,248	(2)
		Class B common units (275,000 units)		3/13/2014	275	361	(2)

					23,025	23,884
Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,834	(2)

					87,548	89,004
Massage Envy, LLC(24)	Franchisor in the massage industry	First lien senior secured loan ($7,802 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	7,802	7,802	(2)(20)
		First lien senior secured loan ($45,186 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	45,186	45,186	(3)(20)
		First lien senior secured loan ($18,945 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	18,945	18,945	(4)(20)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,618	(2)

					74,933	77,551
McKenzie Sports Products, LLC(24)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($2,000 par due 9/2020)	4.75% (Libor + 3.75%/Q)	9/18/2014	2,000	1,965	(2)(20)
		First lien senior secured loan ($5,500 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	5,500	5,405	(2)(14)(21)
		First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	39,500	38,710	(2)(14)(20)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	45,000	44,100	(3)(14)(20)

					92,000	90,180

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($1,500 par due 9/2017)	10.00%	6/4/2014	1,492	1,500	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	48	—	(2)

					1,540	1,500
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,551	24,250	(2)(20)
SocialFlow, Inc.	Social media optimization platform provider	First lien senior secured loan ($4,000 par due 8/2019)	9.50% (Libor + 8.50%/M)	1/29/2016	3,912	4,000	(5)(20)
		Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/29/2016	—	25	(5)

					3,912	4,025
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	135,800	(2)(20)
Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($37,446 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	37,446	37,446	(2)(20)
		Second lien senior secured loan ($88,240 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	87,882	88,240	(2)(20)

					125,328	125,686
Towne Holdings, Inc.(24)	Provider of contracted hospitality services and parking systems	First lien senior secured loan ($56,250 par due 5/2022)	6.75% (Libor + 5.75%/Q)	5/24/2016	56,250	56,250	(2)(20)(27)
		First lien senior secured loan ($9,020 par due 5/2022)	6.75% (Libor + 5.75%/Q)	5/24/2016	9,020	9,020	(2)(20)

					65,270	65,270
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(24)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($5,370 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	5,370	5,370	(2)(20)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,400	(3)(20)

					41,770	41,770
U.S. Security Associates Holdings, Inc	Security guard service provider	Second lien senior secured loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,662	3,613	(2)(20)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,906	20,636	(2)(20)

					24,568	24,249

					905,800	886,690		16.99%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,469 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,469	4,246	(2)(20)
		First lien senior secured loan ($6,662 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,662	6,328	(2)(20)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	8,740	(2)(17)(20)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	46,092	(3)(17)(20)
		Common units (300 units)		4/24/2014	3,733	1,769	(2)

					74,464	67,175
Implus Footcare, LLC	Provider of footwear and other accessories	First lien senior secured loan ($17,188 par due 4/2021)	8.75%(Base Rate + 5.25%/Q)	6/30/2016	17,188	17,188	(2)(20)
Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	79,074	64,000	(2)(20)
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,120 shares of preferred stock (expires 6/2021)		7/27/2011	—	1,396	(2)
		Warrant to purchase up to 1,654,678 shares of common stock (expires 6/2021)		7/27/2011	—	757	(2)

					—	2,153
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,429 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,426	2,429	(3)(20)
		First lien senior secured loan ($7,733 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	7,722	7,733	(4)(20)
		First lien senior secured loan ($7 par due 4/2018)	9.50%(Base Rate + 6.00%/Q)	4/2/2012	7	7	(3)(20)
		First lien senior secured loan ($22 par due 4/2018)	9.50%(Base Rate + 6.00%/Q)	4/2/2012	22	22	(4)(20)

					10,177	10,191
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	1,996	2,000	(2)(20)
		Second lien senior secured loan ($54,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	53,761	54,000	(3)(20)
		Second lien senior secured loan ($10,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	9,959	10,000	(4)(20)
		Common stock (30,000 shares)		12/23/2014	3,000	4,586	(2)

					68,716	70,586
SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,667	99,000	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($35,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	35,425	35,425	(2)(20)
		Second lien senior secured loan ($54,000 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	54,000	54,000	(3)(20)
		Class A preferred units (50,000 units)		3/14/2014	5,000	4,802	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	4,802	(2)

					99,425	99,029
The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	71,400	(2)(20)
The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,495	27,583	(2)
		Second lien senior secured loan ($46,553 par due 9/2019)		4/1/2010	30,307	28,082	(2)(19)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					57,826	55,665
Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,125	55,576	(2)(20)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,959	91,697	(2)(20)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,614	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,705	(2)

					153,584	157,592

					728,121	713,979		13.68%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($34,691 par due 6/2019)	10.50% (Libor + 9.25%/Q)	12/13/2013	43,010	29,487	(2)(20)
Accruent, LLC and Athena Parent, Inc.(24)	Real estate and facilities management software provider	Second lien senior secured loan ($42,500 par due 11/2022)	10.75% (Libor + 9.75%/Q)	5/16/2016	42,500	42,500	(2)(20)
		Common stock (3,000 shares)		5/16/2016	3,000	3,000	(2)

					45,500	45,500

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($4,840 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	4,740	4,598	(2)(20)
		First lien senior secured loan ($3,196 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,126	3,036	(2)(20)
		Warrant to purchase up to 184,003 units of Series Three participating convertible preferred ordinary shares (expires 5/2025)		5/11/2015	—	1	(2)

					7,866	7,635
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Second lien senior secured loan ($2,788 par due 5/2018)	10.50% (Libor + 9.50%/M)	7/23/2014	2,778	2,788	(2)(20)
		Second lien senior secured loan ($1,576 par due 9/2018)	10.50% (Libor + 9.50%/M)	7/23/2014	1,569	1,576	(2)(20)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

					4,347	4,364
CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(24)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	5,520	(2)
CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)
Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(20)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(20)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(20)
		Senior subordinated loan ($21,764 par due 8/2021)	14.00% PIK	8/8/2014	21,764	21,764	(2)

					69,764	69,764
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,111	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	422	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	281	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,814

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,000 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	1,938	1,960	(2)(20)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1,938	1,960
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($964 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	964	964	(2)(20)
		Class A common stock (7,500 shares)		8/19/2014	7,500	3,649	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	3,649	(2)

					8,464	8,262
EN Engineering, L.L.C.(24)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	First lien senior secured loan ($5 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	5	5	(2)(20)(27)
		First lien senior secured loan ($4,610 par due 6/2021)	8.50%(Base Rate + 5.00%/Q)	6/30/2015	4,610	4,610	(2)(20)(27)
		First lien senior secured loan ($22,255 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,130	22,255	(2)(20)(27)

					26,745	26,870
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(24)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/M)	12/3/2015	3,000	3,000	(2)(20)
		First lien senior secured loan ($3,889 par due 5/2019)	9.75% (Libor + 8.75%/M)	11/3/2014	3,835	3,889	(2)(20)
		Warrant to purchase up to 1,481 shares of Series A preferred stock (expires 12/2025)		12/3/2015	—	62	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock (expires 11/2024)		11/3/2014	93	85	(2)

					6,928	7,036
First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	11	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/M)	2/19/2015	19,734	20,108	(2)(18)(20)
		Warrant to purchase up to 385,616 shares of Series D preferred stock (expires 2/2022)		2/19/2015	—	—	(2)

					19,734	20,108
IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	88	71	(2)
Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/M)	6/16/2015	2,238	2,500	(5)(20)
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/M)	6/16/2015	22,203	22,500	(5)(20)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock (expires 6/2022)		6/16/2015	303	290	(5)

					24,744	25,290
iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(24)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($11,910 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,910	11,910	(2)(20)
		First lien senior secured loan ($44,663 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,663	44,663	(3)(20)
		First lien senior secured loan ($14,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,888	14,888	(4)(20)
		Preferred stock (1,485 shares)		8/4/2015	1,485	2,453	(2)
		Common stock (647,542 shares)		8/4/2015	15	25	(2)

					72,961	73,939
IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/24/2013	214	203	(2)
ISS Compressors Industries, Inc., ISS Valves Industries, Inc., ISS Motors Industries, Inc., ISS Machining Industries, Inc., and ISS Specialty Services Industries, Inc.(24)	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($32,627 par due 6/2018)	7.00% (Libor + 6.00%/Q)	2/17/2016	32,627	32,627	(2)(20)(27)
		First lien senior secured loan ($6,175 par due 6/2018)	7.00% (Libor + 6.00%/Q)	2/17/2016	6,175	6,175	(2)(20)(27)

					38,802	38,802

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Itel Laboratories, Inc.(24)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,134	(2)
Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,477
		Common stock (16,251 shares)		12/13/2013	2,221	2,730

					4,442	5,207
Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock (expires 10/2019)		12/13/2013	—	—
Ministry Brands, LLC and MB Parent Holdings, LLC	Software and payment services provider to faith-based institutions	First lien senior secured loan ($48,881 par due 11/2021)	10.75% (Libor + 9.75%/Q)	3/16/2016	48,557	48,881	(2)(20)
		First lien senior secured loan ($25,033 par due 11/2021)	10.75% (Libor + 9.75%/Q)	3/16/2016	25,033	25,033	(2)(20)
		Class A common units (2,130,772 units)		11/20/2015	2,131	2,382

					75,721	76,296
MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($447 par due 7/2012)		4/1/2010	226	226	(2)(19)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226
NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	22,654	(2)(20)
PayNearMe, Inc.	Electronic cash payment system provider	First lien senior secured loan ($10,000 par due 9/2019)	9.50% (Libor + 8.50%/M)	3/11/2016	9,558	9,900	(5)(20)
		Common stock (100 shares)		3/11/2016	—	—	(2)
		Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	207	199	(5)

					9,765	10,099
PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)
Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	First lien senior secured loan ($5,000 par due 7/2019)		6/25/2015	4,704	2,450	(5)(19)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	125	—	(5)

					4,829	2,450

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,765	30,000	(2)(20)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,587	50,000	(3)(20)
		Class A common stock (1,980 shares)		2/23/2015	1,980	6	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	3,028	(2)

					81,352	83,034
Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,412	(2)
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	259	(2)
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	12	(2)
Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,333	7,500	(5)(20)
		Warrant to purchase up to 169,045 shares of Series C preferred stock (expires 9/2022)		9/9/2015	93	93	(5)

					7,426	7,593
Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,917	6,000	(5)(20)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	50	50	(5)

					5,967	6,050
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($10,022 par due 3/2017)		3/5/2013	2,691	1,440	(2)(19)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	1,440
TraceLink, Inc.(24)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured revolving loan ($4,400 par due 12/2016)	7.50%(Base Rate + 4.00%/M)	1/2/2015	4,400	4,400	(2)(20)
		First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,428	4,500	(2)(20)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock (expires 1/2025)		1/2/2015	146	1,040	(2)

					8,974	9,940

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	3,174
WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	11	40

					625,463	598,656		11.47%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,913 par due 8/2017)	14.50% (Libor + 11.50% Cash, 2.00% PIK/Q)	12/16/2013	3,730	3,960	(2)(18)(20)
		Series 1B preferred stock (12,976 shares)		6/21/2016	250	46	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	146	—	(2)

					4,126	4,006
Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(20)
Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,616 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,616	44,616	(2)(20)
		First lien senior secured loan ($124 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	124	124	(2)(20)
		First lien senior secured loan ($2,260 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,260	2,260	(2)(20)
		First lien senior secured loan ($6 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(20)
		First lien senior secured loan ($9,666 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,666	9,666	(4)(20)
		First lien senior secured loan ($27 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	27	27	(4)(20)

					56,699	56,699
CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan ($30,859 par due 3/2017)	11.00% PIK	3/11/2016	30,779	30,859	(2)
CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	10.00%	8/8/2014	44,460	42,682	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	—	(2)

					44,460	42,682
DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	2,242	(2)

					26,483	27,242

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,774	24,000	(2)(20)
		Senior subordinated loan ($19,003 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	19,003	18,433	(2)
		Senior subordinated loan ($88,831 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	88,831	86,166	(2)

					132,608	128,599
Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($9,099 par due 10/2018)	13.00% (Libor + 11.00% Cash, 1.00% PIK/M)	3/31/2015	9,010	7,876	(2)(18)(20)
		Common stock (11,195,168 shares)		5/12/2016	—	—	(2)(9)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(9)

					9,010	7,876
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,001	1,900	(2)(19)
Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,743	34,474	(2)(20)
Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,748	33,950	(2)(20)
Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($114,078 par due 10/2016)	13.00% PIK	10/27/2015	113,506	114,078	(2)
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19,900 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,804	18,109	(2)(20)
Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,688 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,628	21,972	(2)(20)
PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	24,567	(2)

					610,756	596,520		11.43%

Manufacturing
Chariot Acquisition, LLC(24)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($55,571 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	55,571	55,571	(2)(20)(27)
Component Hardware Group, Inc.(24)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,241	(2)(20)
		First lien senior secured loan ($8,021 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,021	8,021	(4)(20)

					10,262	10,262

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Harvey Tool Company, LLC and Harvey Tool Holding, LLC(24)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,993 par due 9/2020)	10.00% Cash, 1.00% PIK	8/13/2015	27,993	27,993	(2)
		Class A membership units (750 units)		3/28/2014	896	1,515	(2)

					28,889	29,508
Ioxus, Inc	Energy storage devices	First lien senior secured loan ($10,272 par due 6/2018)	10.00% Cash, 2.00% PIK	4/29/2014	10,103	9,758	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock (expires 1/2026)		1/28/2016	—	206	(2)
		Warrant to purchase up to 3,038,730 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)

					10,103	9,964
KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($36,540 par due 12/2020)	9.70% (Libor + 8.70%/Q)	12/4/2015	36,540	36,540	(2)(20)
MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($98,445 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	98,445	98,445	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	72,108	72,108

					170,553	170,553
Niagara Fiber Intermediate Corp.(24)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)		5/8/2014	1,842	1,449	(2)(19)
		First lien senior secured loan ($1,430 par due 5/2018)		5/8/2014	1,405	1,101	(2)(19)
		First lien senior secured loan ($13,649 par due 5/2018)		5/8/2014	13,425	10,509	(2)(19)

					16,672	13,059
Nordco Inc.(24)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,775 par due 8/2020)	8.75%(Base Rate + 5.25%/Q)	8/26/2015	3,775	3,511	(2)(20)
		First lien senior secured loan ($70,085 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,085	65,179	(2)(20)(27)

					73,860	68,690
Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,960	37,200	(2)(20)
Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)
SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,982	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TPTM Merger Corp.(24)	Time temperature indicator products	First lien senior secured revolving loan ($1,250 par due 9/2018)	7.50% (Libor + 6.50%/Q)	9/12/2013	1,250	1,250	(2)(20)
		First lien senior secured loan ($22,000 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	22,000	22,000	(3)(20)
		First lien senior secured loan ($10,000 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	10,000	10,000	(4)(20)
		First lien senior secured loan ($2,000 par due 9/2018)	9.67% (Libor + 8.67%/Q)	9/12/2013	2,000	2,000	(2)(20)

					35,250	35,250

					480,160	468,579		8.98%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	—	517
Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,668
Ciena Capital LLC(8)(24)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($250 par due 12/2016)	12.00%	11/29/2010	250	250	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($1,250 par due 12/2016)	12.00%	11/29/2010	1,250	1,250	(2)
		Equity interests		11/29/2010	34,974	14,856	(2)

					50,974	30,856
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)
Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)
Imperial Capital Group LLC	Investment services	Class A common units (32,369 units)		5/10/2007	7,870	11,679	(2)
		2006 Class B common units (10,605 units)		5/10/2007	1	2	(2)
		2007 Class B common units (1,323 units)		5/10/2007	—	—	(2)

					7,871	11,681
Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	231,241
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured revolving loan ($38,797 par due 6/2017)	10.47% (Libor + 10.00%/Q)	6/24/2014	38,797	38,797	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(24)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,275,000 units)		6/25/2015	3,275	3,309

					33,275	33,309

					332,878	376,069		7.21%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	26,581	(2)(16)(20)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,921	10,153	(3)(16)(20)
		Promissory note ($23,652 par due 12/2023)		11/27/2006	13,770	11,358	(2)
		Warrant to purchase up to 23,750 units of Series D common stock (expires 12/2023)		12/18/2013	24	—	(2)

					53,296	48,092
Benihana, Inc.(24)	Restaurant owner and operator	First lien senior secured revolving loan ($1,131 par due 7/2018)	7.75%(Base Rate + 4.25%/Q)	8/21/2012	1,131	1,074	(2)(20)
		First lien senior secured loan ($4,814 par due 1/2019)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,814	4,573	(4)(20)

					5,945	5,647
DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($6,250 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	6,204	6,250	(2)(20)
		Warrant to purchase up to 143,079 shares of Series A preferred stock (expires 12/2024)		12/19/2014	—	4	(2)

					6,204	6,254
Garden Fresh Restaurant Corp.(24)	Restaurant owner and operator	First lien senior secured revolving loan		10/3/2013	—	—	(2)(22)
		First lien senior secured loan ($40,141 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,141	40,141	(3)(20)

					40,141	40,141
Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($60,811 par due 12/2019)	10.50% (Libor + 9.50%/Q)	12/18/2014	60,811	60,811	(3)(20)
Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,329	(2)(20)
		Preferred units (3,000,000 units)		10/20/2015	3,000	2,941	(2)

					34,645	34,270

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1,414 par due 9/2015)		4/1/2010	1,413	762	(2)(19)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(19)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1,413	762
OTG Management, LLC(24)	Airport restaurant operator	First lien senior secured revolving loan ($7,990 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	7,990	7,990	(2)(20)
		First lien senior secured loan ($60,142 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	60,142	60,142	(2)(20)
		First lien senior secured loan ($14,250 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	14,250	14,250	(2)(20)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(20)
		Common units (3,000,000 units)		1/5/2011	3,000	11,929	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	100	23,798	(2)

					110,170	142,797
Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($35,604 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	35,412	35,248	(2)(20)

					348,037	374,022		7.17%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	11,224	(2)
Infilaw Holding, LLC(24)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(22)
		First lien senior secured loan ($2,474 par due 1/2017)	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	8/25/2011	2,474	2,474	(3)(20)
		Series A preferred units (124,890 units)	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	8/25/2011	125,521	111,714	(2)(20)
		Series B preferred units (1.96 units)		10/19/2012	9,245	2,176	(2)

					137,240	116,364

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private School Operator	First lien senior secured loan ($1,759 par due 12/2018)	10.50% PIK (Libor + 9.00%/Q)	10/31/2015	1,759	1,759	(2)(20)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	75,480	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,870	77,239
Lakeland Tours, LLC(24)	Educational travel provider	First lien senior secured revolving loan ($7,593 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	7,593	7,593	(2)(20)(23)
		First lien senior secured loan ($5,083 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	5,027	5,083	(2)(20)
		First lien senior secured loan ($31,707 par due 2/2022)	10.45% (Libor + 9.45%/Q)	2/10/2016	31,340	31,707	(3)(20)

					43,960	44,383
PIH Corporation(24)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(20)
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	31,024	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	—	(2)

					16,294	31,518
Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3,959 par due 1/2018)	12.00% (Libor + 8.00% Cash, 2.00% PIK/M)	7/1/2014	3,824	3,880	(2)(20)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock (expires 11/2025)		7/1/2014	—	62	(2)

					3,824	3,942
RuffaloCODY, LLC(24)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan		5/29/2013	—	—	(22)
Severin Acquisition, LLC(24)	Provider of student information system software solutions to the K-12 education market	First lien senior secured revolving loan ($1,353 par due 7/2021)	5.50% (Libor + 4.50%/Q)	7/31/2015	1,353	1,313	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,079	4,029	(2)(20)
		Second lien senior secured loan ($3,273 par due 7/2022)	10.25% (Libor + 9.25%/Q)	2/1/2016	3,212	3,208	(2)(20)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.75% (Libor + 8.75%/Q)	7/31/2015	14,739	14,550	(2)(20)

					23,383	23,100
WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,127	(2)

					363,712	309,518		5.93%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($24,523 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	24,522	24,032	(2)(20)
		First lien senior secured loan ($47,855 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	47,855	46,898	(3)(20)

					72,377	70,930
Petroflow Energy Corporation and TexOak Petro Holdings LLC(7)	Oil and gas exploration and production company	First lien senior secured loan ($16,160 par due 6/2019)	3.00%	6/29/2016	16,160	14,706	(2)
		Second lien senior secured loan ($21,885 par due 12/2019)		6/29/2016	21,885	3,283	(19)
		Common units (202,000 units)		6/29/2016	11,075	—

					49,120	17,989
Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/Q)	7/7/2015	124,582	128,750	(2)(20)
UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($8,861 par due 5/2020)	10.00% PIK	4/30/2012	1,942	7,063	(2)
		Second lien senior secured loan ($37,583 par due 5/2020)	10.00% PIK	4/30/2012	8,307	29,955	(2)
		Second lien senior secured loan ($4,373 par due 5/2020)	10.00% PIK	4/30/2012	928	3,486	(2)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					18,662	40,504

					264,741	258,173		4.95%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($11,830 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	11,685	11,711	(2)(20)
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	403	(2)
ICSH, Inc.(24)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan ($1,000 par due 12/2018)	6.75% (Libor + 5.75%/Q)	8/30/2011	1,000	1,000	(2)(20)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.16% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(20)

					67,000	67,000
LBP Intermediate Holdings LLC(24)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(22)
		First lien senior secured loan ($24,492 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,249	24,492	(3)(20)

					24,249	24,492
Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	78,500	78,500	(2)(20)
		Second lien senior secured loan ($54,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	54,000	54,000	(3)(20)
		Second lien senior secured loan ($10,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	10,000	10,000	(4)(20)
		Common stock (50,000 shares)		12/14/2012	3,951	7,381	(2)

					146,451	149,881

					249,885	253,487		4.86%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	45,346	(2)(20)(27)
		First lien senior secured loan ($673 par due 8/2021)	8.75%(Base Rate + 5.25%/Q)	8/31/2015	673	673	(2)(20)(27)
		First lien senior secured loan ($9,975 par due 8/2021)	8.25% (Libor + 7.25%/Q)	3/31/2016	9,975	9,975	(2)(20)(27)
		First lien senior secured loan ($25 par due 8/2021)	9.75%(Base Rate + 6.25%/Q)	3/31/2016	25	25	(2)(20)(27)
		Common stock (2,832 shares)		8/31/2015	2,832	2,823	(2)

					58,851	58,842
CH Hold Corp.(24)	Collision repair company	First lien senior secured revolving loan ($805 par due 11/2019)	6.25% (Libor + 5.25%/Q)	2/24/2016	805	805	(2)(20)
		First lien senior secured revolving loan ($730 par due 11/2019)	7.75%(Base Rate + 4.25%/Q)	2/24/2016	730	730	(2)(20)

					1,535	1,535
ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,846	10,000	(2)(20)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,613	10,000	(2)(20)
		Warrant to purchase up to 404,563 shares of Series E preferred stock (expires 12/2024)		12/24/2014	327	1,371	(2)

					19,786	21,371
Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(20)
		Class A common stock (10,000 shares)		4/7/2015	333	520	(2)
		Class B common stock (20,000 shares)		4/7/2015	667	1,040	(2)

					51,000	51,560
Eckler Industries, Inc.(24)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50%(Base Rate + 5.00%/Q)	7/12/2012	2,000	1,880	(2)(20)
		First lien senior secured loan ($6,956 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	6,956	6,539	(2)(20)
		First lien senior secured loan ($26,258 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,258	24,682	(3)(20)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,214	33,101

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,993	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	285	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	62	(2)

					10,993	11,827
Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($24,506 par due 2/2020)	9.77% (Libor + 8.77%/Q)	2/20/2015	24,506	24,506	(3)(20)
SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	3,113	(2)
		Series B common stock (12,500 units)		8/18/2014	571	3,113	(2)

					1,142	6,226
TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	13,439	(2)

					210,027	222,407		4.26%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(24)	Harvester and processor of seafood	First lien senior secured revolving loan ($3,300 par due 8/2021)	7.50%(Base Rate + 4.00%/Q)	8/19/2015	3,300	3,300	(2)(20)
		First lien senior secured loan ($19,467 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,241	19,467	(2)(20)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	55,000	(2)(20)
		Class A units (77,922 units)		8/19/2015	78	83	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7,422	7,872	(2)

					85,041	85,722
Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($4,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	4,750	4,775	(2)(20)
		First lien senior secured loan ($50,000 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	49,643	50,000	(3)(20)

					54,393	54,775
GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	1,358	(2)
		Class A common units (60,000 units)		5/13/2015	60	—	(2)

					3,000	1,358
Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.75% (Libor + 9.75%/Q)	8/21/2015	28,500	28,500	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(24)	Foodservice sales and marketing agency	First lien senior secured loan ($46,019 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,019	46,019	(2)(20)(27)
		Membership units (5,000 units)		11/16/2015	5,000	5,970	(2)

					51,019	51,989

					221,953	222,344		4.26%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,449 par due 11/2019)	12.00% Cash, 1.00% PIK	3/31/2014	25,449	25,449	(2)
		Senior subordinated loan ($27,371 par due 11/2019)	12.00% Cash, 1.00% PIK	4/1/2010	27,371	27,371	(2)
		Member interest (10.00% interest)		4/1/2010	595	44,484
		Option (25,000 units)		4/1/2010	25	25

					53,440	97,329
Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	3,105	(2)
		Common equity interest		4/1/2010	—	—

					—	3,105

					53,440	100,434		1.92%

Hotel Services
Aimbridge Hospitality, LLC(24)	Hotel operator	First lien senior secured loan ($2,885 par due 10/2018)	8.25% (Libor + 7.00%/Q)	1/7/2016	2,845	2,885	(2)(15)(20)
		First lien senior secured loan ($3,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	3,277	3,304	(2)(15)(20)
		First lien senior secured loan ($15,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	14,835	15,000	(4)(15)(20)

					20,957	21,189
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,746 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,746	5,746	(2)(20)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(20)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(20)

					70,746	70,746

					91,703	91,935		1.76%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,053 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/15/2012	4,040	4,053	(4)(20)
		First lien senior secured loan ($11 par due 5/2018)	8.25%(Base Rate + 4.75%/Q)	5/15/2012	11	11	(4)(20)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(20)

					83,708	81,331

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	136	134	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,290	2,848	(2)

					2,426	2,982

					86,134	84,313		1.62%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)
RE Community Holdings, LP and Pegasus Community Energy, LLC	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($16,489 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	16,489	16,489	(2)(20)
		Second lien senior secured loan ($59,848 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	59,848	59,848	(3)(20)

					76,337	76,337

					85,176	76,337		1.46%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	6	(2)
K2 Pure Solutions Nocal, L.P.(24)	Chemical Producer	First lien senior secured loan ($13,975 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13,975	13,975	(2)(20)
		First lien senior secured loan ($26,000 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	26,000	26,000	(3)(20)
		First lien senior secured loan ($13,000 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13,000	13,000	(4)(20)

					52,975	52,975
Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets.	First lien senior secured loan ($9,667 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,552	9,695	(2)(18)(20)
		Warrant to purchase up to 325,000 shares of Series A preferred stock (expires 4/2024)		4/22/2014	73	150	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock (expires 4/2025)		4/9/2015	—	—	(2)

					9,625	9,845

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Liquid Light, Inc.(8)	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,293 par due 11/2017)		8/13/2014	2,149	200	(2)(19)
		Warrant to purchase up to 86,009 shares of Series B preferred stock (expires 8/2024)		8/13/2014	77	—	(2)

					2,226	200

					64,826	63,026		1.21%

Health Clubs
Athletic Club Holdings, Inc.(24)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(20)
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	—	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	7,046	(2)(9)

					6,370	7,046

					47,370	48,046		0.92%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,520	(2)(20)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	27,140	(2)(20)

					35,500	32,660

					35,500	32,660		0.63%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(24)	Retailer of fine and artisanal paper products	First lien senior secured revolving loan ($400 par due 9/2018)	8.50%(Base Rate + 5.00%/Q)	9/23/2013	400	400	(2)(20)
		First lien senior secured loan ($9,749 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,749	9,749	(4)(20)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,340	(2)

					16,149	17,489
Things Remembered, Inc. and TRM Holdings Corporation(24)	Personalized gifts retailer	First lien senior secured revolving loan ($4,167 par due 5/2017)		5/24/2012	4,108	1,375	(2)(19)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	4,250	(2)(19)

					16,714	5,625

					32,863	23,114		0.44%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($2,500 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	2,586	2,714	(2)(18)(20)
		First lien senior secured loan ($646 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	667	701	(2)(18)(20)

					3,253	3,415
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares (expires 11/2017)		11/7/2007	—	7,204
		Warrant to purchase up to 200 shares (expires 9/2020)		9/1/2010	—	6,927

					—	14,131
Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—
Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	3,185

					5,082	20,731		0.40%

Computers and Electronics
Everspin Technologies, Inc.(24)	Designer and manufacturer of computer memory solutions	First lien senior secured revolving loan ($1,145 par due 6/2017)	7.25% (Base Rate + 3.75%/M)	6/5/2015	1,145	1,145	(5)(20)
		First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,599	8,000	(5)(20)
		Warrant to purchase up to 480,000 shares of Series B preferred stock (expires 6/2025)		6/5/2015	355	355	(5)

					9,099	9,500
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($3,000 par due 4/2019)	11.00% (Libor + 10.00%/M)	6/30/2016	2,928	2,940	(5)(20)
		First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,883	5,000	(5)(20)
		Warrant to purchase up to 30,172 shares of Series E preferred stock (expires 6/2026)		6/30/2016	42	42	(5)
		Warrant to purchase up to 50,263 shares of Series E preferred stock (expires 10/2025)		10/29/2015	76	70	(5)

					7,929	8,052

					17,028	17,552		0.34%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured loan ($9,915 par due 12/2016)	12.00% (Libor + 11.00%/M)	10/31/2012	9,915	10,066	(2)(18)(20)
Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,793	(2)
		Common stock (15,393 shares)		9/29/2006	3	10	(2)

					1,069	3,803

					10,984	13,869		0.27%

					$8,980,808	$8,900,377		170.57%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of June 30, 2016 represented 171% of the Company's net assets or 97% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the six months ended June 30, 2016 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$1,909
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$1,700	$296	$5,000	$782	$—	$—	$201	$—	$(305)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$40	$—	$443	$(360)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$431	$(404)
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(251)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$5,199	$—	$—	$25	$—	$(994)
UL Holding Co., LLC	$—	$40,735	$—	$1,963	$—	$—	$—	$—	$22,172

(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the six months ended June 30, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$3,444	$—	$250	$—	$—	$(36)
AllBridge Financial, LLC	$—	$1,140	$—	$—	$—	$—	$—	$6,330	$(6,380)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(2)
Ciena Capital LLC	$—	$10,000	$—	$908	$—	$—	$—	$—	$(1,979)
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$2,295	$—	$—	$43	$—	$10,767
Competitor Group, Inc. and Calera XVI, LLC	$1,300	$—	$—	$577	$—	$—	$37	$—	$(3,924)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$312	$—	$—	$—	$—	$435
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$20,000	$—	$—	$(4,284)
Liquid Light, Inc.	$—	$172	$—	$—	$—	$—	$—	$—	$(2,125)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$6,122	$—	$—	$—	$—	$—	$—	$3,184
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$3,045	$—	$—	$116,360	$1,176	$—	$10,247	$—	$11,847
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,440
The Step2 Company, LLC	$—	$4,996	$—	$1,547	$—	$—	$—	$—	$16,040

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 26% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of June 30, 2016.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $11 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $84 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into

  "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $71 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $17 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $41 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(19)
Loan was on non-accrual status as of June 30, 2016.

(20)
Loan includes interest rate floor feature.

(21)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(22)
As of June 30, 2016, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(23)
As of June 30, 2016, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of June 30, 2016, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Accruent, LLC	$3,250	$—	$3,250	$—	$—	$3,250
ADCS Clinics Intermediate Holdings, LLC(27)	23,883	(25)	23,858	—	—	23,858
Aimbridge Hospitality, LLC	2,466	—	2,466	—	—	2,466
American Seafoods Group LLC	22,125	(3,300)	18,825	—	—	18,825
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Benihana, Inc.	3,231	(1,672)	1,559	—	—	1,559
CCS Intermediate Holdings, LLC	7,500	(7,348)	152	—	—	152
CH Hold Corp.	5,000	(1,535)	3,465	—	—	3,465
Chariot Acquisition, LLC(27)	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	4,538	(4,538)	—	—	—	—
Component Hardware Group, Inc.	3,734	(2,240)	1,494	—	—	1,494
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(2,772)	2,228	—	—	2,228
DCA Investment Holding, LLC	5,800	(3,462)	2,338	—	—	2,338
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.(27)	2,873	—	2,873	—	—	2,873
Everspin Technologies, Inc.	4,000	(1,145)	2,855	—	—	2,855
Faction Holdings, Inc.	2,000	—	2,000	—	—	2,000
Garden Fresh Restaurant Corp.	5,000	(2,293)	2,707	—	—	2,707
Gentle Communications, LLC(27)	17,500	—	17,500	—	—	17,500
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(1,773)	3,227	—	—	3,227
Infilaw Holding, LLC	20,000	(9,670)	10,330	—	—	10,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
ISS compressors Industries, Inc.(27)	1,198	—	1,198	—	—	1,198
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
K2 Pure Solutions Nocal, L.P.	5,000	—	5,000	—	—	5,000
KeyImpact Holdings, Inc.(27)	12,500	—	12,500	—	—	12,500
Lakeland Tours, LLC	11,910	(8,074)	3,836	—	—	3,836
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	4,500	—	4,500	—	—	4,500
MW Dental Holding Corp.	10,000	(2,000)	8,000	—	—	8,000
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc(27)	11,250	(3,775)	7,475	—	—	7,475
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	20,008	(7,990)	12,018	—	—	12,018
Paper Source, Inc.	2,500	(400)	2,100	—	—	2,100
PerfectServe, Inc.	3,000	—	3,000	—	—	3,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
RuffaloCODY, LLC	7,683	(163)	7,520	—	—	7,520
Severin Acquisition, LLC	2,900	(1,353)	1,547	—	—	1,547
Things Remembered, Inc.	5,000	(4,167)	833	(833)	—	—
Towne Holdings, Inc.(27)	7,095	—	7,095	—	—	7,095
TPTM Merger Corp.	2,500	(1,250)	1,250	—	—	1,250
TraceLink, Inc.	7,500	(4,400)	3,100	—	—	3,100
TWH Water Treatment Industries, Inc.	5,830	—	5,830	—	—	5,830
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$383,674	$(93,901)	$289,773	$(6,833)	$—	$282,940

(25)
As of June 30, 2016, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,066)	934	—	934
PCG—Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50,000	(8,686)	41,314	(41,314)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,637)	363	—	363

	$107,000	$(21,183)	$85,817	$(84,520)	$1,297

(26)
As of June 30, 2016, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $14.9 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(27)
Loan, or a portion of the loan, is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$263	(2)
Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	1,862	(2)
HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127
Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	16,906	(2)
Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)
Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,714	3,510	(2)
PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,521	9,254	(2)
PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,152	242	(2)
Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,413	1,512
Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000,914 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935,401	1,884,861
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935,401	1,884,861
VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,953,041	1,920,387		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,980
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,980
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($2,988 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,988	2,988	(4)(21)

					63,837	63,837
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,730	9,000	(2)(21)
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,934	10,000	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	609	(2)

					9,934	10,609
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5,250 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5,250	4,883	(2)(21)
		First lien senior secured loan ($6,651 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,626	6,186	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,890	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	878	(2)

					145,766	133,447
Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888
DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($145 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	145	142	(2)(21)
		First lien senior secured loan ($19,089 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,918	18,707	(2)(21)

					19,063	18,849
DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,205	10,500	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock (expires 3/2024)		3/21/2014	—	240	(2)

					10,205	10,740
Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	3,788	(2)

					3,021	6,779

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999
INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3,352	(2)
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	108,640	(2)(21)
LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,732	(2)
MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,491	(2)
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		First lien senior secured loan ($22,616 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22,616	22,616	(2)(21)
		First lien senior secured loan ($24,233 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,233	24,233	(2)(21)
		First lien senior secured loan ($47,743 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47,743	47,743	(3)(21)
		First lien senior secured loan ($19,744 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,744	19,744	(4)(21)

					117,836	117,836
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,500 par due 1/2018)	10.75%	9/18/2014	2,450	2,500	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	39	40	(2)

					2,489	2,540
Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	53,961	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	17,350	(2)

					75,725	87,350
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	4,450	(2)

					90,760	94,450

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,906	76,000	(2)(21)
Nodality, Inc.	Biotechnology company	First lien senior secured loan ($700 par due 2/2018)		11/12/2015	700	636	(2)(20)
		First lien senior secured loan ($150 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7,019 par due 2/2018)		4/25/2014	6,860	1,053	(2)(20)
		First lien senior secured loan ($2,910 par due 8/2018)		4/25/2014	2,834	437	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock (expires 4/2024)		4/25/2014	—	—	(2)

					10,394	2,126
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,288 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,288	12,288	(3)(21)
		First lien senior secured loan ($6,906 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,906	6,906	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,197	(2)

					20,194	20,391
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,816	18,430	(2)(21)
PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,661	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,960	2,000	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock (expires 9/2025)		9/15/2015	180	211	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock (expires 12/2023)		12/26/2013	—	253	(2)

					10,801	11,464
PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,516	46,294	(2)(21)
Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	8,900
POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	935	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)
Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	38	28	(2)
Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,513	108,679	(2)(21)
Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(21)
SurgiQuest, Inc.	Medical device provider	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock (expires 4/2024)		9/28/2012	—	331	(2)
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)
U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500
Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14,000 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14,000	13,860	(2)(21)(28)
		First lien senior secured loan ($54,725 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54,725	54,178	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6,000	6,412
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,828
		Series C common units (800,507 units)		6/11/2015	—	589

					76,725	76,867
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20,000 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20,000	20,000	(21)
		Preferred shares (40,662 shares)		12/21/2015	407	407	(9)

					20,407	20,407
Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,326,411	1,325,821		25.63%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,600	50,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,949 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,949	13,949	(2)(13)(21)
		First lien senior secured loan ($337 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	337	337	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	9,467	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	12,080	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	57,728
Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,950 par due 11/2018)		11/30/2012	4,950	3,713	(2)(20)
		First lien senior secured loan ($52,349 par due 11/2018)		11/30/2012	52,216	39,262	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)

					59,689	42,975
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($500 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	500	500	(2)(21)(24)
		First lien senior secured loan ($23,371 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23,371	23,371	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,522	(2)
		Class B common units (275,000 units)		3/13/2014	275	391	(2)

					26,621	27,784
Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,113	(2)

					87,548	88,283
Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,017 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,017	8,017	(2)(21)
		First lien senior secured loan ($46,434 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,434	46,434	(3)(21)
		First lien senior secured loan ($19,469 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,469	19,469	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,077	(2)

					76,920	78,997

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45,000	43,200	(3)(14)(21)

					84,500	81,120
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2,100 par due 9/2017)	10.00%	6/4/2014	2,083	2,100	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	48	—	(2)

					2,131	2,100
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,521	24,250	(2)(21)
PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,343	17,500	(2)(21)
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	131,600	(2)(21)
Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,612	72,000	(2)(21)

					125,298	125,686
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,218	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,036	(3)(21)

					38,640	38,254
U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,657	3,540	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,880	20,210	(2)(21)

					24,537	23,750

					848,081	815,027		15.75%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,742 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,742	6,540	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (373 units)		4/24/2014	3,733	3,390	(2)

					74,575	71,511
Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,987	72,000	(2)(21)
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock (expires 6/2021)		7/27/2011	—	505	(2)
		Warrant to purchase up to 1,120 shares of preferred stock (expires 6/2021)		7/27/2011	—	1,342	(2)

					—	1,847
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,586 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,582	2,586	(3)(21)
		First lien senior secured loan ($8,232 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8,216	8,232	(4)(21)

					10,798	10,818
PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,937	(2)
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65,683	66,000	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,138	(2)

					68,683	70,138
SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,497	98,000	(2)(21)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89,425	89,425	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,299	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,299	(2)

					99,425	100,023

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	68,600	(2)(21)
The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,484	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($43,196 par due 9/2019)		4/1/2010	30,802	12,527	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,810	44,610
Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,090	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,901	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,372	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,406	(2)

					153,491	157,051

					717,266	696,535		13.46%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 7/2017)	9.62%	12/16/2013	3,773	3,900	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	400	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock (expires 12/2023)		12/16/2013	146	120	(2)

					4,169	4,420
Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)
Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,863 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,863	44,863	(2)(21)
		First lien senior secured loan ($500 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	500	500	(2)(21)
		First lien senior secured loan ($2,271 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,271	2,271	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,720 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,720	9,720	(4)(21)
		First lien senior secured loan ($108 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	108	108	(4)(21)

					57,468	57,468

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44,460	41,348	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	200	(2)

					44,460	41,548
DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,378	(2)

					26,483	26,378
Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	23,400	(2)
Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,753	23,000	(2)(21)
		Senior subordinated loan ($18,508 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,508	17,398	(2)
		Senior subordinated loan ($86,519 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86,519	81,328	(2)

					129,780	121,726
Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10,000 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,881	10,000	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	13	(2)(9)

					9,881	10,013
La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,469	3,000	(2)(20)
Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,714	33,250	(2)(21)
Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,720	32,550	(2)(21)
Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73,566 par due 10/2016)	12.00% PIK	10/27/2015	73,068	73,566	(2)
Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,104 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,104	28,893	(2)(21)
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,887	17,800	(2)(21)
Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,813 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,654	22,083	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	23,299	(2)

					594,418	568,901		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock (expires 8/2022)		8/7/2012	—	13	(2)
Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59,318 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59,318	59,318	(2)(21)(28)
Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,218	(2)(21)
		First lien senior secured loan ($8,062 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,062	7,982	(4)(21)

					10,303	10,200
Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,444	(2)

					28,821	29,369
Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,168 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	9,957	8,643	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock (expires 4/2024)		4/29/2014	—	—	(2)

					9,957	8,643
KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50,000 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50,000	50,000	(2)(21)
MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($96,992 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	96,992	96,992	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70,782	70,782

					167,774	167,774
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14,164 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14,164	14,164	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28,102	28,102	(3)(21)
		First lien senior secured loan ($19,879 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19,879	19,879	(4)(21)

					62,145	62,145

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,870	1,505	(2)(21)
		First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,421	1,144	(2)(21)
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,567	10,919	(2)(21)

					16,858	13,568
Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,750 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3,750	3,713	(2)(21)
		First lien senior secured loan ($70,250 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,250	69,548	(2)(21)(28)
		First lien senior secured loan ($188 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	188	186	(2)(21)(28)

					74,188	73,447
Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,955	38,400	(2)(21)
Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)
SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,483	(2)
TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	743	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,423

					554,569	546,783		10.57%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,096	26,023	(2)(21)
Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5,674 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,532	5,674	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,209	3,296	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares (expires 5/2025)		5/11/2015	—	1	(2)

					8,741	8,971

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,515 par due 5/2018)	10.00%	7/23/2014	3,499	3,515	(2)
		First lien senior secured loan ($1,939 par due 9/2018)	10.00%	7/23/2014	1,929	1,939	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

					5,428	5,454
CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,563	(2)
CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)
Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($20,301 par due 8/2021)	14.00% PIK	8/8/2014	20,301	20,301	(2)

					68,301	68,301
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,038	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	408	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	272	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,718
Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,333 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,333	2,287	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					2,333	2,287
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($990 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	990	950	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	6,361	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,490	7,311

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2,568 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2,568	2,568	(2)(21)(28)
		First lien senior secured loan ($22,368 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,229	22,368	(2)(21)(28)

					24,797	24,936
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2,000 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2,000	2,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,932	4,000	(2)(21)
		First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock (expires 12/2025)		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock (expires 11/2024)		11/3/2014	93	147	(2)

					9,025	9,147
First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	13	(2)
HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,810 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—
iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,684	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock (expires 2/2022)		2/19/2015	—	173	(2)

					19,684	20,248
IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	88	71	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,196	2,500	(2)(21)
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,155	22,500	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock (expires 6/2022)		6/16/2015	303	303	(2)

					24,654	25,303
Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	360
iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($11,970 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,970	11,970	(2)(21)
		First lien senior secured loan ($44,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,888	44,888	(3)(21)
		First lien senior secured loan ($14,963 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,963	14,963	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	1,912	(2)
		Common stock (647,542 shares)		8/4/2015	15	—	(2)

					73,321	73,733
IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/24/2013	214	214	(2)
Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,183	(2)
Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,362
		Common stock (16,251 shares)		12/13/2013	2,221	2,304

					4,442	4,666
Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock (expires 10/2019)		12/13/2013	—	—
Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1,571 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1,571	1,571	(2)(21)
		First lien senior secured loan ($16,688 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16,688	16,688	(2)(21)
		First lien senior secured loan ($34,250 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33,912	34,250	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2,000	2,000

					54,171	54,509

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	404
		Common units (1,725,280 units)		4/1/2010	—	—

					—	404
MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($441 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226
NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)
PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)
Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,759	4,900	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	125	125	(5)

					4,884	5,025
PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,742	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,557	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	2,592	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	26	(2)

					81,299	82,618
Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,130	(2)
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	235	(2)
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	20	(2)
Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,308	7,350	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock (expires 9/2022)		9/9/2015	93	93	(5)

					7,401	7,443

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,901	6,000	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	50	50	(5)

					5,951	6,050
TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,413	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock (expires 1/2025)		1/2/2015	146	1,041	(2)

					4,559	5,541
Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	2,966
WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	11	44
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,931

					1,139	5,975

					507,889	480,780		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1,140	8,037
Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,670
Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	20,835	(2)

					60,974	42,835
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)
Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)
Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9,832	14,376	(2)
		2006 Class B common units (13,249 units)		5/10/2007	2	3	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9,834	14,379

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	235,526
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($50,960 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	50,960	50,960	(2)
LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,000,000 units)		6/25/2015	3,000	2,966

					33,000	32,966

					357,869	414,373		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	9,315	(2)
Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3,626 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3,626	3,626	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9,245	9,765	(2)

					137,761	127,041
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,670 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1,670	1,670	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	99,514	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,781	101,184
Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30,750 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30,750	30,750	(2)(21)
		First lien senior secured loan ($43,967 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	43,960	43,967	(2)(21)
		First lien senior secured loan ($40,362 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40,334	40,362	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	9,742	(2)

					120,044	124,821
PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	25,890	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	—	(2)

					16,294	26,384
Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1,000 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1,000	960	(2)(21)
		First lien senior secured loan ($3,000 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2,927	2,880	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock (expires 11/2025)		7/1/2014	—	62	(2)

					3,927	3,902
Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,073	4,071	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14,718	14,550	(2)(21)

					18,791	18,621
WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,206	(2)

					435,739	413,095		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	25,151	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	9,609	(3)(17)(21)
		Promissory note ($21,972 par due 12/2023)		11/27/2006	13,770	1,641	(2)
		Warrant to purchase up to 23,750 units of Series D common stock (expires 12/2023)		12/18/2013	24	—	(2)

					53,297	36,401
Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($969 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	969	921	(2)(21)
		First lien senior secured loan ($4,839 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,839	4,597	(4)(21)

					5,808	5,518

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7,438	7,500	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock (expires 12/2024)		12/19/2014	—	4	(2)

					7,438	7,504
Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,688 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,688	40,688	(3)(21)

					41,788	41,788
Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62,500	62,500	(3)(21)
Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,012	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	3,000	(2)

					34,645	34,012
Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7,536 par due 9/2015)		4/1/2010	7,536	3,699	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7,536	3,699
OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)
		First lien senior secured loan ($10,756 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10,756	10,756	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,451	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	100	22,843	(2)

					62,945	94,139
Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,309 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,076	35,219	(2)(21)

					312,033	320,780		6.20%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25,286 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25,286	24,022	(2)(21)
		First lien senior secured loan ($49,343 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49,343	46,876	(3)(21)

					74,629	70,898
Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	19,807	(2)(20)
Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124,524	116,250	(2)(21)
UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12,099 par due 12/2016)		4/30/2012	8,717	9,972	(2)(20)
		Second lien senior secured loan ($51,314 par due 12/2016)		4/30/2012	37,043	42,295	(2)(20)
		Second lien senior secured loan ($5,971 par due 12/2016)		4/30/2012	4,272	4,921	(2)(20)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57,517	57,188

					305,939	264,143		5.11%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,787	15,680	(2)(21)
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	479	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					66,000	66,000
LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24,425 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,153	24,425	(3)(21)
		First lien senior secured loan ($193 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	191	193	(3)(21)

					24,344	24,618
Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,270	(2)

					146,451	149,770

					253,082	256,547		4.96%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19,850 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,598	19,652	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,900	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	75	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7,422	7,160	(2)

					82,098	80,787
Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64,277	64,775	(2)(21)
GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	2,433	(2)
		Class A common units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,433
Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28,500	28,500	(2)(21)
KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,250 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,250	45,788	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,000	(2)

					51,250	50,788

					229,125	227,283		4.39%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,893	(2)(21)(28)
		First lien senior secured loan ($904 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	904	895	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2,500	2,518	(2)

					48,750	48,306
ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,821	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,567	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock (expires 12/2024)		12/24/2014	327	327	(2)

					19,715	20,327
Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	333	456	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	667	911	(2)

					51,000	51,367
Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2,000	1,940	(2)(21)
		First lien senior secured loan ($7,054 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,054	6,842	(2)(21)
		First lien senior secured loan ($26,581 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,581	25,784	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,635	34,566
EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,855	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	347	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	—	(2)

					10,855	11,827

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5,006 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5,006	5,006	(2)(21)
		First lien senior secured loan ($19,500 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19,500	19,500	(3)(21)

					24,506	24,506
SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,679	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,679	(2)

					1,142	5,358
TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,297	(2)

					198,603	205,554		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,320 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,320	25,320	(2)
		Senior subordinated loan ($27,235 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27,235	27,235	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,520
		Option (25,000 units)		4/1/2010	25	25

					53,174	97,100
Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	135
Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	2,670	(2)
		Common equity interest		4/1/2010	—	—

					—	2,670

					53,174	99,905		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	6	(2)
K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5,000 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5,000	4,900	(2)(21)
		First lien senior secured loan ($20,694 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20,694	20,280	(2)(21)
		First lien senior secured loan ($38,500 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38,500	37,730	(3)(21)
		First lien senior secured loan ($19,250 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19,250	18,865	(4)(21)

					83,444	81,775

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,856	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock (expires 4/2024)		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock (expires 4/2025)		4/9/2015	—	—	(2)

					9,929	10,151
Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,556 par due 11/2017)	10.00%	8/13/2014	2,518	2,556	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock (expires 8/2024)		8/13/2014	77	74	(2)

					2,595	2,630

					95,968	94,562		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18,066	18,305	(2)(15)(21)
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,940 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,940	5,940	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,940	70,940

					89,006	89,245		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,057	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,714	81,341
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	131	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,504	(2)

					2,422	2,635

					86,136	83,976		1.62%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—
Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,725 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,725	76,725	(2)(21)

					85,564	76,725		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,767	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	2,012	(2)(9)

					6,370	5,779

					47,370	46,779		0.90%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,820	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,615	(2)(21)

					35,500	34,435

					35,500	34,435		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,800 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,800	9,800	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,056	(2)

					15,800	16,856
Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3,167 par due 5/2017)		5/24/2012	3,126	1,868	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	7,598	(4)(20)

					15,732	9,466

					31,532	26,322		0.51%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3,039 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3,196	3,189	(2)(19)(21)
		First lien senior secured loan ($769 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	807	807	(2)(19)(21)

					4,003	3,996
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares (expires 11/2017)		11/7/2007	—	7,249
		Warrant to purchase up to 200 shares (expires 9/2020)		9/1/2010	—	6,970
					—	14,219
Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—
Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,620

					5,832	20,835		0.40%

Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 6/2016)	10.00%	10/31/2012	3,000	3,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)(19)

					9,590	9,650
Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,875	(2)
		Common stock (15,393 shares)		9/29/2006	3	9	(2)

					1,069	3,884

					10,659	13,534		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,533	7,840	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock (expires 6/2025)		6/5/2015	355	355	(5)

					7,888	8,195

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,876	4,900	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock (expires 10/2025)		10/29/2015	76	74	(5)

					4,952	4,974

					12,840	13,169		0.26%

					$9,147,646	$9,055,496		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act. In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary ACJB, are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary AVF LP, are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(846)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41,571	$121,827	$43,170	$5,049	$129	$1,312	$71	$25,920	$(11,656)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$500	$1,645	$—	$1,930	$—	$—	$133	$—	$888
Investor Group Services, LLC	$—	$—	$—	$—	$—	$107	$—	$333	$(265)
Multi-Ad Services, Inc.	$—	$788	$—	$—	$—	$2,235	$—	$—	$(926)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108,425	$—	$14,000	$6,947	$2,472	$—	$36	$—	$(161)
UL Holding Co., LLC	$—	$251	$—	$—	$—	$—	$—	$—	$4,750
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8,165	$—	$950	$—	$—	$(6,407)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,233
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(32)
Ciena Capital LLC	$—	$18,400	$—	$2,550	$—	$—	$—	$—	$11,328
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3,867	$—	$—	$72	$—	$(693)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1,036	$—	$—	$—	$—	$2,670
HCI Equity, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$(270)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(23,798)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$533	$—	$—	$—	$—	$—	$—	$1,126
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228,676	$329,693	$—	$276,067	$21,970	$—	$26,176	$—	$(81,057)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3,274	$—	$—	$—	$—	$3,463

  *
  Together with GE, the Company has co-invested through the SSLP. The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $62 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	—	22,125	—	—	22,125
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Batanga, Inc.	4,000	(3,000)	1,000	—	—	1,000
Benihana, Inc.	3,231	(969)	2,262	—	—	2,262
Brandtone Holdings Limited	4,539	—	4,539	—	—	4,539
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC(28)	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	6,250	(4,950)	1,300	—	—	1,300
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(1,272)	3,728	—	—	3,728
DCA Investment Holding, LLC	5,800	(145)	5,655	—	—	5,655
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.(28)	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	—	4,000	—	—	4,000
Faction Holdings, Inc.	2,000	(2,000)	—	—	—	—
Garden Fresh Restaurant Corp.	5,000	(3,742)	1,258	—	—	1,258
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(703)	4,297	—	—	4,297
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(50,960)	9,040	—	—	9,040
Joule Unlimited Technologies, Inc.	5,000	—	5,000	—	—	5,000
K2 Pure Solutions Nocal, L.P.	5,000	(5,000)	—	—	—	—
KeyImpact Holdings, Inc.(28)	12,500	—	12,500	—	—	12,500
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
Ministry Brands LLC	4,991	—	4,991	—	—	4,991
MW Dental Holding Corp.	17,250	(3,500)	13,750	—	—	13,750
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc(28)	11,250	(3,750)	7,500	—	—	7,500
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	19,369	(2,300)	17,069	—	—	17,069
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	5,000	—	5,000	—	—	5,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Regent Education, Inc.	2,000	(1,000)	1,000	—	—	1,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(3,167)	1,833	—	—	1,833
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	3,000	—	3,000	—	—	3,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Urgent Cares of America Holdings I, LLC(28)	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$418,880	$(122,925)	$295,955	$(6,000)	$—	$289,955

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,037)	963	—	963
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50,000	(8,652)	41,348	(41,348)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,413)	587	—	587

	$107,000	$(20,896)	$86,104	$(84,554)	$1,550

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan, or a portion of the loan, is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

(unaudited)

					Accumulated Net Realized Gains (Losses) on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
						Net Unrealized Losses on Investments, Foreign Currency and Other Transactions
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2015	314,347	$314	$5,318,277	$(894)	$(53,013)	$(91,352)	$5,173,332
Repurchases of common stock	(393)	—	(5,477)	—	—	—	(5,477)
Net increase in stockholders' equity resulting from operations	—	—	—	217,994	57,974	12,973	288,941
Dividends declared and payable ($0.76 per share)	—	—	—	(238,755)	—	—	(238,755)

Balance at June 30, 2016	313,954	$314	$5,312,800	$(21,655)	$4,961	$(78,379)	$5,218,041

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	For the Six Months Ended June 30,
	2016	2015
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$288,941	$247,098
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains on investments and foreign currency transactions	(57,974)	(56,002)
Net unrealized (gains) losses on investments, foreign currency and other transactions	(12,973)	35,245
Realized losses on extinguishment of debt	—	3,839
Net accretion of discount on investments	(2,815)	(2,094)
Payment-in-kind interest and dividends	(19,850)	(12,230)
Collections of payment-in-kind interest and dividends	1,945	279
Amortization of debt issuance costs	7,396	8,720
Accretion of net discount on notes payable	4,194	8,097
Depreciation	358	364
Proceeds from sales and repayments of investments	1,256,210	1,870,041
Purchases of investments	(1,009,646)	(1,390,239)
Changes in operating assets and liabilities:
Interest receivable	13,376	22,243
Other assets	1,684	2,571
Base management fees payable	319	(1,476)
Income based fees payable	(2,311)	(4,121)
Capital gains incentive fees payable	14,189	(20,531)
Accounts payable and other liabilities	(16,417)	(19,799)
Interest and facility fees payable	(13,925)	11,376

Net cash provided by operating activities	452,701	703,381

FINANCING ACTIVITIES:
Borrowings on debt	4,235,000	714,370
Repayments and repurchases of debt	(4,572,000)	(1,064,750)
Debt issuance costs	(2,599)	(5,084)
Dividends paid	(238,755)	(243,392)
Repurchases of common stock	(5,477)	—

Net cash used in financing activities	(583,831)	(598,856)
CHANGE IN CASH AND CASH EQUIVALENTS	(131,130)	104,525
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	257,056	194,554

CASH AND CASH EQUIVALENTS, END OF PERIOD	$125,926	$299,079

Supplemental Information:
Interest paid during the period	$95,613	$84,355
Taxes, including excise tax, paid during the period	$14,488	$9,814
Dividends declared and payable during the period	$238,755	$254,564

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2016

(unaudited)

(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million,""billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

        Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In April 2015, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the Securities and Exchange Commission ("SEC") would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-03 as of March 31, 2016. Prior to ASU No. 2015-03, deferred debt issuance costs related to term debt were reported on the balance sheet as other assets and amortized as interest expense. The consolidated balance sheet as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. There is no effect on the statement of operations as a result of the change in accounting principle. Debt issuance costs related to term debt of $24.5 million previously reported within other assets on the consolidated balance sheet as of December 31, 2015 were reclassified as a direct deduction from the carrying amount of the related debt liability. ASU No. 2015-03 had no impact on the presentation or amortization of the debt issuance costs related to the Company's revolving credit facilities.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removed the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-07 as of March 31, 2016 and thereby removed any investments valued in this manner from the fair value disclosures. See Note 8 for more information regarding the impact on the fair value disclosures.

        In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. Additionally, in May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope

Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Leases (Topic 840). Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.
        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        See Note 14 for information regarding a transaction support agreement entered into between the Company and Ares Capital Management in connection with the American Capital Acquisition (as defined below).

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and from other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three and six months ended June 30, 2016. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $56,454 as of June 30, 2016, of which $56,454 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of June 30, 2016, the Company has paid capital gains incentive fees since inception totaling $57,404. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the three and six months ended June 30, 2016, base management fees were $34,444 and $69,203, respectively, income based fees were $28,923 and $58,045, respectively, and the capital gains incentive fees calculated in accordance with GAAP were $10,427 and $14,189, respectively. For the three and six months ended June 30, 2015, base management fees were $33,021 and $66,937, respectively, income based fees were $28,949 and $58,314, respectively, and the capital gains incentive fees calculated in accordance with GAAP were $7,682 and $3,462, respectively.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three and six months ended June 30, 2016, the Company incurred $3,342 and $6,765, respectively, in administrative fees. As of June 30, 2016, $3,342 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet. For the three and six months ended June 30, 2015, the Company incurred $3,514 and $6,970, respectively, in administrative fees.

4.     INVESTMENTS

        As of June 30, 2016 and December 31, 2015, investments consisted of the following:

	As of
	June 30, 2016		December 31, 2015
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,612,602	$2,554,137	$2,735,232	$2,638,784
Second lien senior secured loans	2,830,800	2,766,025	2,944,551	2,861,294
Subordinated certificates of the SSLP(2)	1,938,446	1,899,754	1,935,401	1,884,861
Senior subordinated debt	716,744	714,238	663,003	654,066
Preferred equity securities	458,689	372,531	435,063	375,830
Other equity securities	423,527	593,692	434,396	640,526
Commercial real estate	—	—	—	135

Total	$8,980,808	$8,900,377	$9,147,646	$9,055,496

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") to fund first lien senior secured loans to 32 and 41 different borrowers as of June 30, 2016 and December 31, 2015, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of June 30, 2016 and December 31, 2015 were as follows:

	As of
	June 30, 2016	December 31, 2015
Industry
Investment Funds and Vehicles(1)	21.7%	21.2%
Healthcare Services	12.5	14.6
Other Services	10.0	9.0
Consumer Products	8.0	7.7
Business Services	6.7	5.3
Power Generation	6.7	6.3
Manufacturing	5.3	6.0
Financial Services	4.2	4.6
Restaurants and Food Services	4.2	3.5
Education	3.5	4.6
Oil and Gas	2.9	2.9
Containers and Packaging	2.8	2.8
Automotive Services	2.5	2.3
Food and Beverage	2.5	2.5
Commercial Real Estate Finance	1.1	1.1
Other	5.4	5.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program"

  or the "SSLP"), which had made first lien senior secured loans to 32 and 41 different borrowers as of June 30, 2016 and December 31, 2015, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	June 30, 2016	December 31, 2015
Geographic Region
West(1)	38.0%	37.9%
Midwest	21.2	23.8
Southeast	21.2	20.3
Mid Atlantic	14.9	13.7
Northeast	2.9	2.3
International	1.8	2.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 21.3% and 20.8% of the total investment portfolio at fair value as of June 30, 2016 and December 31, 2015, respectively.

        As of June 30, 2016, 1.3% of total investments at amortized cost (or 0.7% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

Co-Investment Programs

  Senior Direct Lending Program

        In December 2015, the Company established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. The Company may directly co-invest with the SDLP to accommodate larger transactions. The Company will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that the Company and a client of Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of June 30, 2016, the Company and Varagon agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required). As of June 30, 2016, the Company agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        See Note 6 for more information regarding a forward sale agreement between the Company and the SDLP. Also, see Note 16 for information on a subsequent event related to the SDLP.

  Senior Secured Loan Program

        The Company and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and the Company and GE continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, the Company is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that the Company will pursue any of them.

        As of June 30, 2016 and December 31, 2015, the Company and GE had outstanding amounts funded of approximately $7.1 billion and $8.5 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of June 30, 2016 and December 31, 2015, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $94.5 million and $198.6 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of June 30, 2016 and December 31, 2015, the Company had outstanding amounts funded of approximately $2.0 billion and $2.0 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of June 30, 2016 and December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $14.9 million and $32.6 million, respectively. As discussed above, it is not anticipated that the Company will make new investments through the SSLP.

        As of June 30, 2016 and December 31, 2015, the SSLP had total assets of $7.1 billion and $8.5 billion, respectively. As of June 30, 2016 and December 31, 2015, GE's investment in the SSLP consisted of the Senior Notes of $4.8 billion and $6.2 billion, respectively, and SSLP Certificates of $286.3 million and $285.8 million, respectively. As of June 30, 2016 and December 31, 2015, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. The Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        The SSLP's portfolio consisted of first lien senior secured loans to 32 and 41 different borrowers as of June 30, 2016 and December 31, 2015, respectively. As of June 30, 2016 and December 31, 2015, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of June 30, 2016 and December 31, 2015, none of these loans were on non-accrual status. As of June 30, 2016 and December 31, 2015, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $341.6 million and $345.9 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.5 billion and $1.6 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were each $1.9 billion as of June 30, 2016, and each $1.9 billion as of December 31, 2015. The Company's yield on its investment in the SSLP at fair value was 10.2% and 12.3% as of June 30, 2016 and December 31, 2015, respectively. For the three and six months ended June 30, 2016, the Company earned interest income of $57.6 million and $116.4 million, respectively, from its investment in the SSLP Certificates. For the three and six months ended June 30, 2015, the Company earned interest income of $69.9 million and $138.2 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the three and six months ended June 30, 2016, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $5.7 million and $11.4 million, respectively. For the three and six months ended June 30, 2015, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $18.7 million and $33.4 million, respectively.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of June 30, 2016, IHAM had assets under management of approximately $3.5 billion. As of June 30, 2016, IHAM managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of June 30, 2016 and December 31, 2015, IHAM had total investments of $208.0 million and $233.0 million, respectively. For the three and six months ended June 30, 2016, IHAM had management and incentive fee income of $4.0 million and $8.0 million, respectively, and other investment-related income of $6.0 million and $11.0 million, respectively. For the three and six months ended June 30, 2015, IHAM had management and incentive fee income of $6.0 million and $10.0 million, respectively, and other investment-related income of $5.0 million and $10.0 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $231.2 million, respectively, as of June 30, 2016, and $171.0 million and $235.5 million, respectively, as of December 31, 2015. For the three and six months ended June 30, 2016, the Company received distributions consisting entirely of dividend income from IHAM of $10.0 million and $20.0 million, respectively. For the three and six months ended June 30, 2015, the Company received distributions consisting entirely of dividend income from IHAM of $10.0 million and $30.0 million, respectively. The dividend income for the six months ended June 30, 2015, included additional dividends of $10.0 million in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the six months ended June 30, 2016 and 2015, IHAM or certain of the IHAM Vehicles purchased $101.1 million and $300.8 million, respectively, of investments from the Company. Net realized gains of $0.4 million and $0.2 million were recorded by the Company on these transactions for the six months ended June 30, 2016 and 2015, respectively. During the six months ended June 30, 2016, the Company did not purchase any investments from the IHAM Vehicles. During the six months ended June 30, 2015, the Company purchased $11.5 million of investments from the IHAM Vehicles.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

        See Note 14 for information related to IHAM's role in the American Capital Acquisition.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2016, the Company, Ares Capital Management, Ares Venture Finance GP LLC and AVF LP received exemptive relief from the SEC allowing the Company to modify the Company's calculation of asset coverage requirements to exclude the SBA Debentures (defined below). As such, the Company's ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This exemptive relief provides the Company with increased investment flexibility but also increases the Company's risk related to leverage. As of June 30, 2016 the Company's asset coverage was 234% (excluding the SBA Debentures).

        The Company's outstanding debt as of June 30, 2016 and December 31, 2015 were as follows:

	As of
	June 30, 2016					December 31, 2015
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,265,000	(2)	$1,165,000	$1,165,000		$1,290,000	$515,000	$515,000
Revolving Funding Facility	540,000	(3)	53,000	53,000		540,000	250,000	250,000
SMBC Funding Facility	400,000		122,000	122,000		400,000	110,000	110,000
SBA Debentures	75,000		25,000	24,446		75,000	22,000	21,491
February 2016 Convertible Notes	—		—	—	(4)	575,000	575,000	573,935	(5)
June 2016 Convertible Notes	—		—	—	(4)	230,000	230,000	228,008	(5)
2017 Convertible Notes	162,500		162,500	160,990	(5)	162,500	162,500	159,958	(5)
2018 Convertible Notes	270,000		270,000	265,694	(5)	270,000	270,000	264,392	(5)
2019 Convertible Notes	300,000		300,000	295,333	(5)	300,000	300,000	294,479	(5)
2018 Notes	750,000		750,000	744,084	(6)	750,000	750,000	742,954	(6)
2020 Notes	600,000		600,000	594,868	(7)	600,000	600,000	594,201	(7)
October 2022 Notes	182,500		182,500	178,189	(8)	182,500	182,500	177,912	(8)
2047 Notes	229,557		229,557	181,750	(9)	229,557	229,557	181,604	(9)

Total	$4,774,557		$3,859,557	$3,785,354		$5,604,557	$4,196,557	$4,113,934

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $1,897,500.

(3)
Provides for a feature that allows the Company and Ares Capital CP (as defined below), under certain circumstances, to increase the size of Revolving Funding Facility (as defined below) to a maximum of $865,000.

(4)
See below for more information on the repayments of the February 2016 Convertible Notes and the June 2016 Convertible Notes (each as defined below).

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below), the February 2016 Convertible Notes and the June 2016 Convertible Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of June 30, 2016, the total unamortized debt issuance costs and the unaccreted discount for the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $1,510, $4,306 and $4,667, respectively. As of December 31, 2015, the total unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1,065, $1,992, $2,542, $5,608 and $5,521, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of June 30, 2016 and December 31, 2015, the total unamortized debt issuance costs less the net unamortized premium were $5,916 and $7,046, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of

  June 30, 2016 and December 31, 2015, the total unamortized debt issuance costs and the net unaccreted discount were $5,132 and $5,799, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of June 30, 2016 and December 31, 2015, the total unamortized debt issuance costs were $4,311 and $4,588, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of June 30, 2016 and December 31, 2015, the total unaccreted purchased discount was $47,807 and $47,953, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of June 30, 2016 were 3.9% and 5.2 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $1,265,000 at any one time outstanding. For $1,195,000 of the Revolving Credit Facility, the end of the revolving period and the stated maturity date are May 4, 2020 and May 4, 2021, respectively. For the remaining $70,000 of the Revolving Credit Facility, the end of the revolving period and the stated maturity date are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allows the Company, under certain circumstances, to increase in the size of the Revolving Credit Facility to a maximum of $1,897,500. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of June 30, 2016, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of June 30, 2016 and December 31, 2015, there were $1,165,000 and $515,000 outstanding, respectively, under the Revolving Credit Facility. As of June 30, 2016, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150,000. As of June 30, 2016 and December 31, 2015, the Company had $24,205 and $24,111, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of June 30, 2016, there was $75,795 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of June 30, 2016, the interest rate in effect was LIBOR plus 1.75%. Prior to and including March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." As of June 30, 2016, the one, two, three and six month LIBOR was 0.47%, 0.55%, 0.65% and 0.92%, respectively. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Prior to and including March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by AVF LP under the SBA Debentures, each as described below, and certain other investments.

        For the three and six months ended June 30, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Stated interest expense	$5,226	$—	$10,145	$80
Facility fees	419	1,346	906	2,647
Amortization of debt issuance costs	634	519	1,257	1,160

Total interest and credit facility fees expense	$6,279	$1,865	$12,308	$3,887

Cash paid for interest expense	$5,426	$—	$9,722	$177
Average stated interest rate	2.24%	—%	2.24%	2.19%
Average outstanding balance	$932,473	$—	$906,648	$6,575

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000. See Note 14 for information regarding a potential amendment to the Revolving Funding Facility in connection with the American Capital Acquisition.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of June 30, 2016, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of June 30, 2016 and December 31, 2015, there was $53,000 and $250,000 outstanding, respectively, under the Revolving Funding Facility. The interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of June 30, 2016, the interest rate in effect was LIBOR plus 2.25%. Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the three and six months ended June 30, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Stated interest expense	$861	$33	$1,894	$453
Facility fees	568	1,110	1,075	2,335
Amortization of debt issuance costs	578	578	1,155	1,155

Total interest and credit facility fees expense	$2,007	$1,721	$4,124	$3,943

Cash paid for interest expense	$1,033	$419	$1,700	$2,062
Average stated interest rate	2.73%	2.44%	2.72%	2.42%
Average outstanding balance	$126,330	$5,429	$139,379	$37,221

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of June 30, 2016, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of June 30, 2016 and December 31, 2015, there was $122,000 and $110,000 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of June 30, 2016, the interest rate in effect was LIBOR plus 1.75%. Prior to and including June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." As of June 30, 2016 and December 31, 2015, the interest rate in effect was based on one month LIBOR, which was 0.47% and 0.43%, respectively. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the three and six months ended June 30, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Stated interest expense	$692	$—	$1,310	$26
Facility fees	244	430	498	847
Amortization of debt issuance costs	287	283	575	567

Total interest and credit facility fees expense	$1,223	$713	$2,383	$1,440

Cash paid for interest expense	$704	$—	$1,362	$90
Average stated interest rate	2.22%	—%	2.21%	2.16%
Average outstanding balance	$124,473	$—	$118,747	$2,398

SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, AVF LP, received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures (the "SBA Debentures"), subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150,000 and as of June 30, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75,000. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of June 30, 2016, AVF LP had $25,000 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. As of June 30, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of June 30, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

        For the three and six months ended June 30, 2016, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Stated interest expense	$217	$8	$399	$8
Amortization of debt issuance costs	70	38	139	38

Total interest and credit facility fees expense	$287	$46	$538	$46

Cash paid for interest expense	$—	$—	$310	$—
Average stated interest rate	3.48%	1.34%	3.31%	1.34%
Average outstanding balance	$25,000	$2,473	$24,110	$2,473

  Convertible Unsecured Notes

        The Company has issued $162.5 million aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of June 30, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of June 30, 2016 are listed below.

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.46	$16.91	$17.53
Closing stock price date	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.88	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	52.9678	50.9054	50.0292
Conversion dates	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of June 30, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of June 30, 2016, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of June 30, 2016, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$4,813	$5,712	$4,475
Equity issuance costs(1)	$149	$116	$9
Equity component, net of issuance costs(2)	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of June 30, 2016.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of June 30, 2016, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$162,500	$270,000	$300,000
Debt issuance costs, net of amortization	(735)	(1,870)	(2,149)
Original issue discount, net of accretion	(775)	(2,436)	(2,518)

Carrying value of debt	$160,990	$265,694	$295,333

Stated interest rate	4.875%	4.750%	4.375%
Effective interest rate(1)	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        In February 2016, the Company repaid in full the $575.0 million aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") upon their maturity. In June 2016, the Company repaid in full the $230.0 million aggregate principal amount of unsecured convertible notes (the "June 2016 Convertible Notes") upon their maturity.

        For the three and six months ended June 30, 2016 and 2015, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes are listed below. For the six months ended June 30, 2016 and 2015, and for the three months ended June 30, 2015, the following also includes components of interest expense and cash paid for interest expense on the February 2016 Convertible Notes and the June 2016 Convertible Notes. For the three months ended June 30, 2016, the following also includes components of interest expense and cash paid for interest expense on the June 2016 Convertible Notes.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Stated interest expense	$10,433	$19,681	$24,603	$39,361
Amortization of debt issuance costs	934	1,910	2,214	3,773
Accretion of original issue discount	1,475	3,959	4,030	7,851

Total interest expense	$12,842	$25,550	$30,847	$50,985

Cash paid for interest expense	$5,894	$5,894	$39,361	$39,361

  Unsecured Notes

  2018 Notes

        The Company had issued $750,000 in aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600,000 in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150,000 in aggregate principal amount of the 2018 Notes were issued at a premium. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount or premium.

  2020 Notes

        The Company had issued $600,000 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400,000 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200,000 in aggregate principal amount of the 2020 Notes were issued at a premium. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount or premium.

  October 2022 Notes

        The Company had issued $182,500 in aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of June 30, 2016 and December 31, 2015, the outstanding principal was $229,557 and $229,557 respectively, and the carrying value was $181,750 and $181,604, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

  February 2022 Notes

        In March 2015, the Company redeemed the $143,750 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes") in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144,616, which resulted in a realized loss on the extinguishment of debt of $3,839.

  2040 Notes

        In October 2015, the Company redeemed the $200,000 aggregate principal amount of unsecured notes that were scheduled to mature on October 15, 2040 (the "2040 Notes") in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200,560, which resulted in a realized loss on the extinguishment of debt of $6,572.

        For the three and six months ended June 30, 2016 and 2015, the components of interest expense and cash paid for interest expense for the Unsecured Notes are listed below. For the three months ended June 30, 2015, the following also includes components of interest expense and cash paid for interest expense for the 2040 Notes. For the six months ended June 30, 2015, the following also includes components of interest expense and cash paid for interest expense for the 2040 Notes and the February 2022 Notes.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Stated interest expense	$21,579	$25,455	$43,157	$52,422
Amortization of debt issuance costs	1,035	995	2,056	2,027
Accretion of purchase discount	82	76	164	246

Total interest expense	$22,696	$26,526	$45,377	$54,695

Cash paid for interest expense	$24,907	$28,782	$43,158	$42,665

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of June 30, 2016, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. As of June 30, 2016 and December 31, 2015, the counterparty to these forward currency contracts was Bank of Montreal. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the three months ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes and as additional loans are added to such agreement. For the three and six months ended June 30, 2016, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and as of June 30, 2016 in "other assets" in the accompanying consolidated balance sheet. See Note 16 for information on a subsequent event related to the SDLP.

        Forward currency contracts and the forward sale agreement are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of June 30, 2016 and December 31, 2015.

	As of June 30, 2016
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45,000	7/5/2016	$—	$221	$—	Accounts payable and other liabilities
Foreign currency forward contract	€3,174	7/5/2016	109	—	—	Other Assets
Forward sale agreement	$424,232	—	4,906	—	—	Other Assets

Total			$5,015	$221	$—

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45,000	1/6/2016	$1,112	$—	$—	Other Assets
Foreign currency forward contract	€3,820	1/6/2016	143	—	—	Other Assets
Forward sale agreement	$316,201	—	2,602	—	—	Other Assets

Total			$3,857	$—	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below. As of June 30, 2016 and December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	June 30, 2016	December 31, 2015
Total revolving and delayed draw loan commitments	$383,674	$418,880
Less: drawn commitments	(93,901)	(122,925)

Total undrawn commitments	289,773	295,955
Less: commitments substantially at discretion of the Company	(6,833)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$282,940	$289,955

        Included within the total revolving and delayed draw loan commitments as of June 30, 2016 and December 31, 2015 were delayed draw loan commitments totaling $146,965 and $148,609, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of June 30, 2016 were commitments to issue up to $46,625 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of June 30, 2016, the Company had $14,042 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $2,882 expire in 2016 and $11,160 expire in 2017.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of June 30, 2016 and December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	June 30, 2016	December 31, 2015
Total private equity commitments	$107,000	$107,000
Less: funded private equity commitments	(21,183)	(20,896)

Total unfunded private equity commitments	85,817	86,104
Less: private equity commitments substantially at discretion of the Company	(84,520)	(84,554)

Total net adjusted unfunded private equity commitments	$1,297	$1,550

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of June 30, 2016 and December 31, 2015. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of June 30, 2016
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,554,137	Yield analysis	Market yield	5.1% - 21.8%	9.0%
Second lien senior secured loans	2,766,025	Yield analysis	Market yield	8.5% - 18.2%	10.7%
Subordinated certificates of the SSLP	1,899,754	Discounted cash flow analysis	Discount rate	9.3% - 10.3%	9.8%
Senior subordinated debt	714,238	Yield analysis	Market yield	8.3% - 14.5%	12.2%
Preferred equity securities	372,531	EV market multiple analysis	EBITDA multiple	3.8x - 14.8x	7.3x
Other equity securities and other	585,829	EV market multiple analysis	EBITDA multiple	5.5x - 16.5x	10.2x

Total Investments	$8,892,514

Derivatives	$4,906	Yield analysis	Market yield	6.8% - 10.0%	7.6%

Total Other Assets	$4,906

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,638,784	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861,294	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,884,861	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654,066	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	375,830	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2x
Other equity securities and other	630,026	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2x

Total Investments	$9,044,861

Derivatives	$2,602	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$2,602

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of June 30, 2016:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$125,926	$125,926	$—	$—
Investments not measured at net asset value	$8,894,200	$1,686	$—	$8,892,514
Investments measured at net asset value(1)	$6,177

Total Investments	$8,900,377
Derivatives	$4,794	$—	$(112)	$4,906

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257,056	$257,056	$—	$—
Investments not measured at net asset value	$9,048,233	$3,372	$—	$9,044,861
Investments measured at net asset value(1)	$7,263

Total Investments	$9,055,496
Derivatives	$3,857	$—	$1,255	$2,602

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        The following table presents changes in investments that use Level 3 inputs as of and for the three and six months ended June 30, 2016:

As of and For the Three Months Ended June 30, 2016
Balance as of March 31, 2016	$9,057,159
Net realized gains	28,937
Net unrealized gains	24,361
Purchases	516,637
Sales	(161,436)
Redemptions	(586,300)
Payment-in-kind interest and dividends	11,673
Net accretion of discount on securities	1,483
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2016	$8,892,514

As of and For the Six Months Ended June 30, 2016
Balance as of December 31, 2015	$9,044,861
Net realized gains	54,070
Net unrealized gains	20,589
Purchases	1,009,706
Sales	(288,483)
Redemptions	(964,919)
Payment-in-kind interest and dividends	19,850
Net accretion of discount on securities	2,815
Net transfers in and/or out of Level 3	(5,975)

Balance as of June 30, 2016	$8,892,514

        As of June 30, 2016, the net unrealized depreciation on the investments that use Level 3 inputs was $85,683. For the six months ended June 30, 2016, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the three and six months ended June 30, 2016:

As of and For the Three Months Ended June 30, 2016
Balance as of March 31, 2016	$4,019
Net unrealized gains	887

Balance as of June 30, 2016	$4,906

As of and For the Six Months Ended June 30, 2016
Balance as of December 31, 2015	$2,602
Net unrealized gains	2,304

Balance as of June 30, 2016	$4,906

        As of June 30, 2016, the net unrealized appreciation on the derivatives that use Level 3 inputs was $4,906.

        For the three and six months ended June 30, 2016, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of June 30, 2016, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $45,027 and $44,694, respectively.

        The following table presents changes in investments that use Level 3 inputs as of and for the three and six months ended June 30, 2015:

As of and For the Three Months Ended June 30, 2015
Balance as of March 31, 2015	$8,468,594
Net realized gains	24,531
Net unrealized losses	14,323
Purchases	815,048
Sales	(351,483)
Redemptions	(415,153)
Payment-in-kind interest and dividends	4,104
Net accretion of discount on securities	996
Net transfers in and/or out of Level 3	(1,101)

Balance as of June 30, 2015	$8,559,859

As of and For the Six Months Ended June 30, 2015
Balance as of December 31, 2014	$9,016,437
Net realized gains	51,758
Net unrealized losses	(34,694)
Purchases	1,388,870
Sales	(812,559)
Redemptions	(1,063,176)
Payment-in-kind interest and dividends	12,230
Net accretion of discount on securities	2,094
Net transfers in and/or out of Level 3	(1,101)

Balance as of June 30, 2015	$8,559,859

        As of June 30, 2015, the net unrealized appreciation on the investments that use Level 3 inputs was $111,229. For the three and six months ended June 30, 2015, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the three and six months ended June 30, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of June 30, 2015, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $19,035 and $(8,330), respectively.

        Following are the carrying and fair values of the Company's debt obligations as of June 30, 2016 and December 31, 2015. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	June 30, 2016			December 31, 2015
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$1,165,000		$1,165,000	$515,000		$515,000
Revolving Funding Facility	53,000		53,000	250,000		250,000
SMBC Funding Facility	122,000		122,000	110,000		110,000
SBA Debentures	24,446		25,000	21,491		22,000
February 2016 Convertible Notes (principal amount outstanding of $0 and $575,000, respectively)	—	(2)	—	573,935	(3)	575,058
June 2016 Convertible Notes (principal amount outstanding of $0 and $230,000, respectively)	—	(2)	—	228,008	(3)	230,058
2017 Convertible Notes (principal amount outstanding of $162,500)	160,990	(3)	166,512	159,958	(3)	164,206
2018 Convertible Notes (principal amount outstanding of $270,000)	265,694	(3)	280,181	264,392	(3)	270,877
2019 Convertible Notes (principal amount outstanding of $300,000)	295,333	(3)	312,063	294,479	(3)	299,061
2018 Notes (principal amount outstanding of $750,000)	744,084	(4)	782,318	742,954	(4)	777,405
2020 Notes (principal amount outstanding of $600,000)	594,868	(5)	623,472	594,201	(5)	607,128
October 2022 Notes (principal amount outstanding of $182,500)	178,189	(6)	186,170	177,912	(6)	182,009
2047 Notes (principal amount outstanding of $229,557)	181,750	(7)	231,183	181,604	(7)	230,228

	$3,785,354	(8)	$3,946,899	$4,113,934	(8)	$4,233,030

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
See Note 5 for more information on the repayments of the February 2016 Convertible Notes and the June 2016 Convertible Notes.

(3)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(4)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes.

(5)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recognized on the issuances of the 2020 Notes.

(6)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs.

(7)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(8)
Total principal amount of debt outstanding totaled $3,859,557 and $4,196,557 as of June 30, 2016 and December 31, 2015, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of June 30, 2016 and December 31, 2015:

	As of
Fair Value Measurements Using	June 30, 2016	December 31, 2015
Level 1	$417,353	$412,237
Level 2	3,529,546	3,820,793

Total	$3,946,899	$4,233,030

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the six months ended June 30, 2016 and 2015. See Note 11 for information regarding shares of common stock issued or purchased in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program will be in effect until February 28, 2017, unless extended or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. As of June 30, 2016, the Company had repurchased a total of 515 shares of its common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program.

        In May 2016, the Company suspended its stock repurchase program pending the completion of the American Capital Acquisition (see Note 14 for more information). During the six months ended June 30, 2016, the Company repurchased a total of 393 shares of the Company's common stock in the open market for $5,477 under the stock repurchase program. The shares were repurchased at an average price of $13.94 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three and six months ended June 30, 2016 and 2015:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Net increase in stockholders' equity resulting from operations available to common stockholders	$157,400	$146,522	$288,941	$247,098
Weighted average shares of common stock outstanding—basic and diluted	313,954	314,469	314,124	314,289
Basic and diluted net increase in stockholders' equity resulting from operations per share	$0.50	$0.47	$0.92	$0.79

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the three and six months ended June 30, 2016 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of June 30, 2016 and 2015. For the three and six months ended June 30, 2015, the average closing price of the Company's common stock was less than the conversion price for each the Convertible Unsecured Notes outstanding as well as the February 2016 Convertible Notes and the June 2016 Convertible Notes. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes, the February 2016 Convertible Notes and the June 2016 Convertible Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the six months ended June 30, 2016 and 2015:

Date declared	Record date	Payment date	Per share amount		Total amount
May 4, 2016	June 15, 2016	June 30, 2016	$0.38		$119,303
February 26, 2016	March 15, 2016	March 31, 2016	0.38		119,452

Total declared and payable for the six months ended June 30, 2016			$0.76		$238,755

May 4, 2015	June 15, 2015	June 30, 2015	$0.38		$119,498
February 26, 2015	March 13, 2015	March 31, 2015	0.38		119,361
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	15,705

Total declared and payable for the six months ended June 30, 2015			$0.81		$254,564

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the six months ended June 30, 2016 and 2015, was as follows:

	For the Six Months Ended June 30,
	2016	2015
Shares issued	—	361
Average issue price per share	$—	$17.17
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	765	302
Average purchase price per share	$14.55	$16.51

12.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the three and six months ended June 30, 2016, the Company's investment adviser or its affiliates incurred such expenses totaling $1,096 and $2,707, respectively. For the three and six months ended June 30, 2015, the Company's investment adviser or its affiliates incurred such expenses totaling $1,267 and $2,834, respectively

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the three and six months ended June 30, 2016, amounts payable to the Company under these subleases totaled $1,638 and $3,303, respectively. For the three and six months ended June 30, 2015, amounts payable to the Company under these subleases totaled $1,053 and $2,210, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the three and six months ended June 30, 2016, amounts payable to Ares Management LLC under these subleases totaled $160 and $325, respectively. For the three and six months ended June 30, 2015, amounts payable to Ares Management LLC under these subleases totaled $187 and $374, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the three and six months ended June 30, 2016, amounts payable to the Company under these agreements totaled $25 and $50, respectively. For the three and six months ended June 30, 2015, amounts payable to the Company under these agreements totaled $25 and $50, respectively.

        See Notes 3, 4, 6 and 14 for descriptions of other related party transactions.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the six months ended June 30, 2016 and 2015

	As of and For the Six Months Ended June 30,
Per Share Data:	2016	2015
Net asset value, beginning of period(1)	$16.46	$16.82
Net investment income for period(2)	0.69	0.73
Net realized and unrealized gains for period(2)	0.23	0.06

Net increase in stockholders' equity	0.92	0.79
Total distributions to stockholders(3)	(0.76)	(0.81)

Net asset value at end of period(1)	$16.62	$16.80

Per share market value at end of period	$14.20	$16.46
Total return based on market value(4)	4.98%	10.63%
Total return based on net asset value(5)	5.54%	4.73%
Shares outstanding at end of period	313,954	314,469
Ratio/Supplemental Data:
Net assets at end of period	$5,218,041	$5,282,441
Ratio of operating expenses to average net assets(6)(7)	10.28%	10.13%
Ratio of net investment income to average net assets(6)(8)	8.42%	8.74%
Portfolio turnover rate(6)	23%	32%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for the three months ended March 31, 2015.

(4)
For the six months ended June 30, 2016, the total return based on market value equaled the decrease of the ending market value at June 30, 2016 of $14.20 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.76 per share for the six months ended June 30, 2016, divided by the market value at December 31, 2015. For the six months ended June 30, 2015, the total return based on market value equaled the increase of the ending market value at June 30, 2015 of $16.46 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $0.81 per share for the six months ended June 30, 2015, divided by the market value at December 31, 2014. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the six months ended June 30, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.76 per share for the six months ended June 30, 2016, divided by the beginning net asset value for the period. For the six months ended June 30, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.81 per share for the six months ended June 30, 2015, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the six months ended June 30, 2016, the ratio of operating expenses to average net assets consisted of 2.67% of base management fees, 2.79% of income based fees and capital gains incentive fees, 3.69% of the cost of borrowing and 1.13% of other operating expenses. For the six months ended June 30, 2015, the ratio of operating expenses to average net assets consisted of 2.55% of base management fees, 2.35% of income based fees and capital gains incentive fees, 4.37% of the cost of borrowing and 0.86% of other operating expenses.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

14.   AMERICAN CAPITAL ACQUISITION

        On May 23, 2016, the Company entered into a definitive agreement (the "Merger Agreement") to acquire American Capital, Ltd. ("American Capital"), a Delaware corporation, in a cash and stock transaction (the "American Capital Acquisition"). As of May 20, 2016, the last full trading day prior to the announcement of the American Capital Acquisition, the transaction had an implied value of approximately $4.0 billion, or $17.40 per fully diluted share of American Capital common stock. As of June 30, 2016, the transaction had an implied value of approximately $3.9 billion, or $16.92 per fully diluted share of American Capital common stock.

        Upon the completion of the American Capital Acquisition, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will be converted into the right to receive from the Company, in accordance with the Merger Agreement, (i) $6.41 per share in cash consideration, (ii) stock consideration at the fixed exchange ratio of 0.483 shares, par value $0.001 per share, of the Company's common stock (subject to certain limited exceptions) (the "Exchange Ratio") and (iii) (A) if the closing occurs after the record date with respect to the Company's dividend payable with respect to the fourth quarter of 2016, 37.5% of the Exchange Ratio times the Company's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to the Company's dividend payable with respect to the first quarter of 2017, 75% of the Exchange Ratio times the Company's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to the Company's dividend for any subsequent quarter, 100% of the Exchange Ratio times the Company's dividend for such quarter. The Exchange Ratio was fixed on the date of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of the Company's or American Capital's common stock before the closing of the American Capital Acquisition. Based on the number of shares of American Capital common stock outstanding on the date of the Merger Agreement, the above would result in approximately 110.8 million of the Company's shares being exchanged for approximately 229.3 million outstanding shares of American Capital common stock, subject to adjustment in certain limited circumstances.

        Additionally, in accordance with the Merger Agreement, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the American Capital Acquisition will have the right to receive (i) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf (see Transaction Support Agreement discussed below) and (ii) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the sale by American Capital of American Capital Mortgage Management, LLC, a wholly owned subsidiary of American Capital Asset Management, LLC ("ACAM"), a wholly owned portfolio company of American Capital, to American Capital Agency Corp.

        In connection with the American Capital Acquisition, ACAM will merge with and into IHAM, with IHAM as the surviving entity.

        The completion of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), receipt of certain third party consents, including third party consents from certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016 and other customary closing conditions. While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, the Company expects to complete the American Capital Acquisition as early as the fourth quarter of 2016.

        Additionally, on May 23, 2016, the Company entered into an agreement with Ares Capital Management, its investment adviser (the "Transaction Support Agreement") in connection with the American Capital Acquisition. Under the terms of the Transaction Support Agreement, the Company's investment adviser will (i) provide approximately $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent earned and payable by the Company in such quarter pursuant to and as calculated under the Company's investment advisory and management agreement. The financial support contemplated by the Transaction Support Agreement is conditioned upon completion of the American Capital Acquisition, which is subject to the closing conditions described above.

        The American Capital Acquisition is expected to be accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations-Related Issues. The fair value of the merger consideration paid by the Company is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by the Company, then the Company would recognize a deemed contribution from Ares Capital Management in an amount up to the cash consideration to be paid by Ares Capital Management described above. If the fair value of the net assets acquired exceeds the fair value of the aggregate merger consideration paid by the Company and by Ares Capital Management, then the Company would recognize a purchase accounting gain. Alternatively, if the fair value of the net assets acquired is less than the fair value of the merger consideration paid by the Company, then Ares Capital would recognize a purchase accounting loss.

        Also in connection with the American Capital Acquisition, Ares Capital CP received commitments from certain lenders to provide $460.0 million in new commitments under the Revolving Funding Facility, which would bring the total commitments of the Revolving Funding Facility to $1.0 billion. The new commitments are conditioned upon completion of the American Capital Acquisition, which is subject to certain closing conditions described above, and also are subject to final documentation of the amendment to the Revolving Funding Facility.

        In May 2016, in connection with the American Capital Acquisition, the Company suspended its stock repurchase program pending the completion of the American Capital Acquisition.

15.   LITIGATION

        On or about June 24, 2016, Larry Sutton filed a putative shareholder class action allegedly on behalf of holders of the common stock of American Capital against the members of American Capital's board of directors in the Circuit Court for Montgomery County, Maryland in connection with the American Capital Acquisition. The action alleges that the American Capital's directors failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by failing to take steps necessary to obtain for the shareholders the highest value available in the marketplace for their shares in the proposed American Capital Acquisition. The complaint further alleges that the directors exacerbated this failure by including deal protection devices in the proposed merger with the Company that precluded other bidders from making a higher offer to American Capital. A purported claim is asserted against the Company for aiding and abetting American Capital's directors' alleged breaches of their fiduciary duties. The complaint seeks to enjoin the shareholder vote on the proposed American Capital Acquisition until American Capital adopts a process to obtain a transaction providing the best available terms for the shareholders. In the event that the proposed American Capital Acquisition is completed, the complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty. See Note 16 for information on three additional lawsuits filed after June 30, 2016 with respect to the American Capital Acquisition. The Company believes that this claim is without merit and intends to vigorously defend against it. See Note 14 for information regarding the American Capital Acquisition.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

        Additionally, the Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

16.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the six months ended June 30, 2016, except as disclosed below.

        In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. As part of the initial funding, pursuant to the forward sale agreement described in Note 6 above, the Company sold $529 million of investment commitments to the SDLP, including $55 million of unfunded commitments, and recorded no realized gains or losses. Varagon and its clients sold $503 million of investment commitments to the SDLP, including $51 million of unfunded commitments. Immediately following these sales to the SDLP, the funded SDLP portfolio totaled $926 million and was comprised of 10 first lien senior secured loans to U.S. middle-market companies and the unfunded commitments to fund delayed draw loans to certain of its portfolio companies totaled $106 million. To support the acquisition of the initial funded portfolio by the SDLP, clients of Varagon provided $704 million of capital to the SDLP in the form of notes and $28 million in the form of SDLP Certificates, while the Company provided $194 million of capital in the form of SDLP Certificates. The Company and a client of Varagon own 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. The Company estimates that the initial yield on its investment in the SDLP Certificates will be at least 13.5%. Following this initial funding, the SDLP will make first lien senior secured loans directly to U.S. middle-market companies.

        On or about August 18, 2016, shareholders of American Capital filed a consolidated putative shareholder class action allegedly on behalf of holders of the common stock of American Capital against the members of American Capital's board of directors in the Circuit Court for Montgomery County, Maryland due to the directors' actions in approving the American Capital Acquisition. This action is a consolidation of putative shareholder complaints filed against the directors of American Capital on June 24, 2016, July 12, 2016, July 21, 2016 and July 27, 2016. The action alleges that the directors failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by hastily commencing a sales process due to the board's manipulation by a major shareholder, Elliott Management Corp. The complaint also alleges that the directors failed to obtain for the shareholders the highest value available in the marketplace for their shares in the American Capital Acquisition. The complaint further alleges that the proposed merger was the product of a flawed sales process due to Elliott's continued manipulation of the directors, the use of deal protection devices in the American Capital Acquisition that precluded other bidders from making a higher offer to American Capital, and the directors' conflicts of interest due to special benefits, including the full vesting of American Capital stock options and incentive awards, or golden parachutes the directors are due to receive upon consummation of the proposed merger. Additionally, the complaint alleges that the Company's Registration Statement on Form N-14, which was filed with the SEC on July 20, 2016, and includes a joint proxy statement to American Capital's shareholders, is materially false and misleading because it omits material information concerning the financial and procedural fairness of the American Capital Acquisition. The complaint seeks to enjoin the American Capital Acquisition. In the event that the American Capital Acquisition is consummated, the complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty. The Company believes that these claims seeking to enjoin the American Capital Acquisition are without merit.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

        We have audited American Capital, Ltd.'s internal control over financial reporting as of December 31, 2015 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the COSO criteria). American Capital, Ltd.'s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, American Capital, Ltd. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the COSO criteria.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015, and the consolidated financial highlights for each of the five years in the period ended December 31, 2015 and our report dated February 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia
February 16, 2016

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

        We have audited the accompanying consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015, and the consolidated financial highlights for each of the five years in the period ended December 31, 2015. Our audit also included the financial statement schedule listed in the Index at Item 15(a)(2). These financial statements, financial highlights, and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by custodians and brokers as of December 31, 2015, and confirmation of securities not held by the custodian by correspondence with brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital, Ltd. at December 31, 2015 and 2014, and the consolidated results of its operations, comprehensive income, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2015, and its consolidated financial highlights for each of the five years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American Capital, Ltd.'s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) and our report dated February 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia
February 16, 2016

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,
	2015	2014
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $2,368 and $3,846, respectively)	$2,097	$3,472
Affiliate investments (cost of $35 and $29, respectively)	77	26
Control investments (cost of $2,502 and $2,542, respectively)	2,824	2,782

Total investments at fair value (cost of $4,905 and $6,417, respectively)	4,998	6,280
Cash and cash equivalents	483	676
Restricted cash and cash equivalents	46	167
Interest and dividend receivable	48	46
Deferred tax asset, net	198	354
Trade date settlement receivable	373	4
Other	98	113

Total assets	$6,244	$7,640

Liabilities and Shareholders' Equity
Debt ($204 and $5 due within one year, respectively)	$1,257	$1,703
Trade date settlement liability	2	191
Long term incentive plan liability	34	82
Other	129	192

Total liabilities	1,422	2,168

Commitments and contingencies (Note 12)
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 247.3 and 271.1 issued and 242.6 and 266.9 outstanding, respectively	2	3
Capital in excess of par value	5,847	6,246
Cumulative translation adjustment, net of tax	(101)	(38)
Distributions in excess of net realized earnings	(879)	(505)
Net unrealized depreciation of investments	(47)	(234)

Total shareholders' equity	4,822	5,472

Total liabilities and shareholders' equity	$6,244	$7,640

Net Asset Value Per Common Share Outstanding	$19.88	$20.50

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$316	$153	$162
Affiliate investments	3	(3)	40
Control investments	288	263	221

Total interest and dividend income	607	413	423

Fee income
Non-Control/Non-Affiliate investments	15	13	11
Affiliate investments	—	3	1
Control investments	49	42	52

Total fee income	64	58	64

Total operating revenue	671	471	487

Operating Expenses
Interest	79	54	44
Salaries, benefits and stock-based compensation	137	168	156
European Capital management fees	13	5	—
General and administrative	64	61	55

Total operating expenses	293	288	255

Net Operating Income Before Income Taxes	378	183	232
Tax provision	(125)	(66)	(76)

Net Operating Income	253	117	156

Net realized gain (loss)
Non-Control/Non-Affiliate investments	(308)	39	(52)
Affiliate investments	—	(32)	11
Control investments	(388)	256	(63)
Foreign currency transactions	(18)	(17)	3
Derivative agreements and other	(4)	(41)	(14)
Tax benefit (provision)	91	(53)	60

Total net realized (loss) gain	(627)	152	(55)

Net unrealized appreciation (depreciation)
Portfolio company investments	211	149	49
Foreign currency translation	27	(74)	52
Derivative agreements and other	67	35	19
Tax (provision) benefit	(118)	55	(37)

Total net unrealized appreciation	187	165	83

Total net (loss) gain	(440)	317	28

Net (Decrease) Increase in Net Assets Resulting from Operations ("Net (Loss) Earnings")	$(187)	$434	$184

Net Operating Income Per Common Share
Basic	$0.95	$0.44	$0.53
Diluted	$0.95	$0.42	$0.51
Net (Loss) Earnings Per Common Share
Basic	$(0.70)	$1.62	$0.63
Diluted	$(0.70)	$1.55	$0.61
Weighted Average Shares of Common Stock Outstanding
Basic	267.2	268.2	291.6
Diluted	267.2	280.7	303.9

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Net (loss) earnings	$(187)	$434	$184
Other comprehensive income (loss):
Cumulative translation adjustment, net of tax of $(1), $(7) and $0, respectively	(63)	(38)	—

Comprehensive (loss) income	$(250)	$396	$184

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Operations
Net operating income, net of tax	$253	$117	$156
Net realized (loss) gain, net of tax	(627)	152	(55)
Net unrealized appreciation, net of tax	187	165	83

Net (loss) earnings	(187)	434	184

Capital Share Transactions
Proceeds from issuance of common stock upon exercise of stock options	89	38	31
Repurchase of common stock	(526)	(137)	(561)
Stock-based compensation	31	42	32
Cumulative translation adjustment, net of tax	(63)	(38)	—
Other	6	7	11

Net decrease in net assets resulting from capital share transactions	(463)	(88)	(487)

Total (decrease) increase in net assets	(650)	346	(303)
Net assets at beginning of period	5,472	5,126	5,429

Net assets at end of period	$4,822	$5,472	$5,126

Net asset value per common share outstanding	$19.88	$20.50	$18.97
Common shares outstanding at end of period	242.6	266.9	270.2

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2015	2014	2013
Operating Activities
Net (loss) earnings	$(187)	$434	$184
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Net unrealized appreciation of investments before income taxes	(305)	(110)	(120)
Net realized loss (gain) on investments before income taxes	718	(205)	115
Effects on exchange rate changes on assets and liabilities denominated in foreign currencies	4	(8)	—
Accrued PIK interest and dividends on investments	(104)	(67)	(100)
Stock-based compensation	26	48	32
Increase in interest and dividend receivable	(2)	(20)	(4)
Decrease in deferred tax asset, net	160	60	52
(Increase) decrease in other assets	(16)	1	7
Increase in other liabilities	12	9	27
Payment of Long Term Incentive Plan Liability	(46)	—	—
Other	10	3	—

Net cash provided by operating activities	270	145	193

Investing Activities
Purchases and originations of investments	(3,409)	(3,206)	(1,028)
(Fundings on) repayments from portfolio company revolving credit facility investments, net	(7)	(4)	72
Principal repayments on debt investments	915	755	645
Proceeds from loan syndications and loan sales	2,357	98	14
Payment of accrued PIK notes and dividend and accreted original issue discounts	61	389	187
Proceeds from equity investments	388	1,523	362
Decrease (increase) in cash collateral on total return swaps	100	(35)	(55)
Other	10	(24)	(24)

Net cash provided by (used in) investing activities	415	(504)	173

Financing Activities
(Payments on) proceeds from revolving credit facilities	(305)	777	—
(Payments on) proceeds from secured term loan	(138)	—	24
Payments on secured borrowings	—	(5)	(174)
Proceeds from unsecured borrowings	—	—	342
Payments on notes payable from asset securitizations	—	—	(178)
Decrease (increase) in debt service escrows	13	(15)	124
Proceeds from issuance of common stock upon exercise of stock options	89	38	31
Repurchase of common stock	(526)	(137)	(561)
Other	3	5	10

Net cash (used in) provided by financing activities	(864)	663	(382)

Effect of currency rate changes on cash and cash equivalents	(14)	—	—
Net (decrease) increase in cash and cash equivalents	(179)	304	(16)
Cash and cash equivalents at beginning of period	676	315	331
Increase in cash due to consolidation of European Capital	—	57	—

Cash and cash equivalents at end of period	$483	$676	$315

Supplemental Disclosures
Cash paid for interest	$68	$47	$33
Cash paid (received) from taxes	$1	$(9)	$3
Non-cash Investing Activities
Equity investment received related to the management agreement of American Capital Equity III, LP	$—	$22	$—
Equity investment received from the contribution of Structured Products investments	$—	$—	$25

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data
Net asset value at beginning of the period	$20.50	$18.97	$17.84	$13.87	$10.71

Loss on extinguishment of debt, net of tax(1)	—	—	—	(0.01)	—
Net operating income(1)	0.95	0.44	0.53	1.24	1.30
Net realized (loss) gain, net of tax(1)	(2.35)	0.57	(0.18)	(0.84)	(0.90)
Net unrealized appreciation, net of tax(1)	0.70	0.61	0.28	3.16	2.43

Net (loss) earnings(1)	(0.70)	1.62	0.63	3.55	2.83
Issuance of common stock from stock compensation plans	(0.56)	(0.23)	(0.20)	(0.24)	(0.05)
Repurchase of common stock	0.75	0.16	0.66	0.77	0.32
Cumulative translation adjustment, net of tax	(0.26)	(0.14)	—	—	—
Other, net(2)	0.15	0.12	0.04	(0.11)	0.06

Net asset value at end of period	$19.88	$20.50	$18.97	$17.84	$13.87

Ratio/Supplemental Data
Per share market value at end of period	$13.79	$14.61	$15.64	$12.02	$6.73
Total investment (loss) return(3)	(5.61)%	(6.59)%	30.12%	78.61%	(10.98)%
Shares of common stock outstanding at end of period	242.6	266.9	270.2	304.4	329.1
Net assets at end of period	$4,822	$5,472	$5,126	$5,429	$4,563
Average net assets(4)	$5,297	$5,284	$5,444	$5,152	$4,181
Average debt outstanding(5)	$2,157	$1,091	$694	$960	$1,662
Average debt outstanding per common share(1)	$8.07	$4.07	$2.38	$3.00	$4.83
Portfolio turnover rate	52.90%	50.55%	21.23%	9.47%	5.39%
Ratio of operating expenses to average net assets	5.53%	5.45%	4.68%	5.10%	6.89%
Ratio of operating expenses, net of interest expense, to average net assets	4.04%	4.43%	3.88%	3.96%	4.74%
Ratio of interest expense to average net assets	1.49%	1.02%	0.81%	1.15%	2.15%
Ratio of net operating income to average net assets	4.78%	2.21%	2.87%	7.71%	10.72%

(1)
Weighted average basic per share data.

(2)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of U.S. GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(3)
Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan.

(4)
Based on the quarterly average of net assets as of the beginning and end of each period presented.

(5)
Based on a daily weighted average balance of debt outstanding, excluding discounts, during the period.

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$6.1	$6.1	$6.1
AmWINS Group, LLC	Insurance	Second Lien Senior Debt	9.5%	N/A	9/20		46.0	45.0	45.7
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		44.0	42.0	44.8
		Common Stock(4)				1,224,089		2.2	12.9

								44.2	57.7
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		31.9	31.9	31.9
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
Buena Vida CRP 17, LP	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	10/18		3.8	3.8	3.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.6
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	35.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.9
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	29.6
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	6/18		3.2	3.2	3.2
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	0.9
Denver II Hospitality, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	7/18		12.0	12.0	12.0
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)				863,887		0.8	0.8

								15.8	15.8
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	1/18		8.6	8.6	8.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	2.8
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		26.0	26.0	26.0
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.4%	N/A	7/19		40.4	40.4	39.6
HHG Stone Oak Hotel, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		10.4	10.4	10.4
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.4
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.9	49.9	49.9
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.8	59.8
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		155.0	151.6	151.6
		Redeemable Preferred Stock(6)				2,475		2.5	2.5

								154.1	154.1
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.9
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.5	1.5	1.5
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	22.5
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.3
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.0%	N/A	4/18		17.0	17.0	17.0
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.9
		Common Stock(4)(6)				5,000		5.0	4.1

								51.0	47.0
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	16.3
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	12/17		7.0	7.0	7.0
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	30.8

								43.6	43.5
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.6	19.5	19.5
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.9
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Consumer Finance	First Lien Senior Debt(6)	5.2%	N/A	9/18		16.9	16.9	16.9
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.8	29.5	28.6
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	4.8
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	24.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.4%	N/A	7/22		25.5	25.1	25.1
Sparta Systems, Inc.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		24.7	24.5	24.8
		Convertible Preferred Stock(6)				743		0.8	0.8
		Common Stock(4)				308,224		—	0.4

								25.3	26.0
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		35.0	34.9	34.4
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.8

								5.6	3.9
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	5.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.9
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	9.0%	6.2%	8/18		102.8	102.5	98.5
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		7.4	7.4	5.4
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		17.3	14.0
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.3%	11/19		21.7	11.3	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.8%	N/A	10/17 - 12/17		2.3	2.1	2.0
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		35.5	24.8	—
		Mezzanine Debt(5)	—%	8.3%	9/17		76.1	38.9	—

								63.7	—
SENIOR FLOATING RATE LOANS
Advantage Sales & Marketing Inc.	Professional Services	Second Lien Senior Debt(6)	7.5%	N/A	7/22		0.8	0.7	0.7
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		2.0	1.9	1.9
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		5.0	5.0	4.2
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	5.3%	N/A	12/21		0.5	0.5	0.5
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	11/20		1.9	1.9	1.8
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		5.0	5.0	4.3
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		6.3	6.4	6.1

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	5/21		3.0	3.0	2.8
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.2	9.2	8.7
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		9.3	9.3	7.7
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		12.6	12.6	12.3
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	1.9
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.3%	N/A	2/21		4.7	4.7	4.5
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	3.8
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		8.8	3.6	0.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		45.4	15.9	9.3
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		5.9	2.2	1.8
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	8/17		4.9	—	1.8
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.5	10.5	7.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17		5.2	5.2	5.1
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	10.8	12.6

								19.2	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	33.3	21.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	11.8	9.7
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.0	5.2
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.9	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.9	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.4	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	20.7	10.7
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.6	17.8	6.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.5	3.1
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	25.4	22.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	12.7	29.0
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	38.1	19.6
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	25.9	22.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.1	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.2	7.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.3	5.6
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.3	1.1

								8.8	2.8
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	31.7	22.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.5
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	20.3	18.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.0	25.9	19.9
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.6	7.1
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	25.5	19.8
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	7.8	0.1
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	14.2	12.3
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.9	9.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.8	14.7
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	29.7	27.9

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	16.7	11.6
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	10.1	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	23.2	17.0

Subtotal Non-Control / Non-Affiliate Investments (42% of total investments at fair value)								$2,367.6	$2,096.7

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$13.7
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.2%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.0	21.0
		Redeemable Preferred Stock(4)(6)				25,751,312		7.3	24.0

								20.1	48.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)				7,227		—	6.5
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.9%	N/A	6/16 - 6/18		2.3	2.0	2.0
		Mezzanine Debt(5)	N/A	3.2%	12/18		8.0	6.9	4.9

								8.9	6.9

Subtotal Affiliate Investments (2% of total investments at fair value)								$34.9	$77.2

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$6.5	$3.9	$4.5
		Common Stock(6)				100%		6.2	24.5

								10.1	29.0
ACEI Singapore Holdings Private LTD(7)	Electric Utilities	Common Stock(4)(6)				7,055,706		7.1	7.1
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		499.1	1,030.0

								534.1	1,065.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		47.7	47.7	47.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	20.2
		Common Stock(4)(6)				289,215		18.2	—
		Common Stock Warrants(4)(6)				233,603		9.8	—

								159.2	67.9
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(5)(6)	N/A	14.0%	12/18		22.7	19.5	—
		Membership Units(4)(6)				106,911		30.3	—

								49.8	—

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
BMR Energy LLC(7)	Independent Power & Renewable Electricity Producers	Preferred Units(6)				32,481		34.5	34.5
		Common Units(4)(6)				85		—	17.5

								34.5	52.0
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
CML Pharmaceuticals, LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		97.9	97.1	97.9
		Mezzanine Debt(6)	7.2%	6.0%	10/20		141.0	139.9	141.0
		Redeemable Preferred Stock(4)(6)				84,936		61.0	10.0

								298.0	248.9
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		8.9	8.9	8.9
		Mezzanine Debt(5)(6)	13.0%	3.5%	7/16		18.7	12.6	11.1
		Redeemable Preferred Stock(4)(6)				1,550		1.6	—
		Common Stock(4)(6)				1,000		14.9	—

								38.0	20.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		34.6	39.7
		Redeemable Preferred Stock(4)(6)				30,162		12.4	—
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								53.6	39.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.9	41.6	43.7
		Common Membership Units(4)(6)				100,000		60.6	37.2

								102.2	80.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.7%	2/16		38.8	38.8	31.1
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	1/16		0.4	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.6	5.6	5.6
		Convertible Preferred Stock(4)(6)				4,000		4.0	5.1
		Common Stock(4)(6)				100%		12.5	—

								22.1	10.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.3	11.7

								24.9	27.3
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		96.0	61.2	23.3
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	6.6%	3/16		34.9	34.9	34.9
		Membership Units(4)				2		24.0	23.1

								58.9	58.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				34,000,000		34.0	33.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	18.8
		Common Stock(4)(6)				1,000		—	0.4
		Common Stock Warrants(4)(6)				675		—	0.3

								10.9	19.5
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.4
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.2	24.2	24.2
		Redeemable Preferred Stock(6)				2,485		2.7	2.8
		Convertible Preferred Stock(6)				88,084		50.1	63.2
		Common Stock(4)(6)				110,720		—	5.7

								77.0	95.9
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		19.1	16.2	14.0
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		7.7	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								19.4	14.0
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		75.4	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.6	11.6	11.6
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		30.3	20.2	20.5
		Common Stock(4)(6)				631,049		4.2	—

								37.4	33.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.4	16.6
		Common Stock(4)(6)				458,596		23.6	13.9
		Common Stock Warrants(4)(6)				56,372		2.9	1.7

								41.9	32.2
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	4/16		20.3	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.7	11.2
		Common Stock				167,387		0.1	—

								25.4	27.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	158.5
		Common Stock(4)(6)				150		0.2	1.6

								15.0	160.1
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		21.7	21.7	21.7
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Mezzanine Debt(6)	8.6%	7.5%	12/19		72.3	72.2	72.3
		Common Stock(4)				810		9.0	15.3

								115.6	122.0
Taiba Wind Energy, LLC(7)	Independent Power & Renewable Electricity Producers	Membership Units(4)(6)				100%		1.3	1.3
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	1/16		11.2	3.1	0.9
		Redeemable Preferred Membership Units(4)(6)				6,512,000		3.0	—
		Common Membership Units(4)(6)				47,000		1.9	—

								8.0	0.9
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		115.3	84.5
		Common Stock(4)(6)				301,650		16.0	—

								131.3	84.5
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.0	41.8
		Common Stock(4)				2,697,010		95.5	123.7

								135.5	165.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	23.5	74.2	47.3
		Common Stock(4)				757,743		1.1	—

								75.3	47.3
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		80.5	84.9
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.5	12.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		3.8	3.1	3.8
		Mezzanine Debt	N/A	4.0%	12/21		73.5	62.0	64.1
		Convertible Preferred Stock(4)				15,500,000		9.4	—
		Redeemable Preferred Stock(4)					5.3	7.3	—

								81.8	67.9
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.7%	2/20		3.4	3.4	3.4
		Common Stock(4)				14,569,412		25.2	—

								28.6	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.5	7.5	7.5
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.9	13.4	13.4

								20.9	20.9
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.9	0.5

Subtotal Control Investments (56% of total investments at fair value)								$2,502.4	$2,823.7

Total Investment Assets								$4,904.9	$4,997.6

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(2.3)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(2.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(0.4)

Total Derivative Agreements						$—	$(4.8)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund	$22.0	$22.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	15.0	15.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	15.0	15.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	15.0	15.0
Heritage Money Market Fund(6)	15.0	15.0
Deutsche Global Liquidity Managed Sterling Fund	5.6	5.6

Total Money Market Funds	$87.6	$87.6

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month London Interbank Offered Rate ("LIBOR"), with interest rate floors. Payment-in-kind interest ("PIK") represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.As of December 31, 2015, non-qualifying assets were approximately $1.2 billion, or 25% of net assets.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$5.6	$5.6	$5.6
Aderant North America, Inc.	Software	Second Lien Senior Debt(6)	10.0%	N/A	6/19		16.0	15.8	16.2
American Acquisition, LLC(7)	Capital Markets	First Lien Senior Debt(6)	19.3%	N/A	3/15		2.7	2.7	2.7
AmWINS Group, LLC	Insurance	Second Lien Senior Debt	9.5%	N/A	9/20		46.0	44.8	45.1
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		45.3	42.9	42.8
		Common Stock(4)				1,224,089		2.5	4.7

								45.4	47.5
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		27.6	27.6	27.6
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						8.8	8.6
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				1,171		1.2	1.8
		Common Units(4)				3,830,068		0.7	—

								1.9	1.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	15.1
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.8
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		75.0	75.0	75.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.6	24.7
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.5
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.5%	3.3%	12/16		15.3	15.2	13.9
		Mezzanine Debt(5)(6)	N/A	11.0%	12/22		2.1	1.8	0.4

								17.0	14.3
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	7.7%	N/A	1/19		6.9	6.9	6.9
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.8
FXI Holdings, Inc.	Household Durables	Common Stock(4)				2,708		—	0.6
		Common Stock Warrants(4)(6)				7,067		—	0.2

								—	0.8
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	19.6
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%			2.4	2.4	2.4
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		27.0	26.8	26.6
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	24.5
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	45.6
		Common Stock(4)(6)				5,000		5.0	7.3

								51.0	52.9
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		7.0	6.9	7.0
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	12/17		6.1	6.1	6.1
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.4%	N/A	12/17		4.3	4.0	3.6
		Redeemable Preferred Stock(4)(6)				5,234,743		0.5	1.2

								4.5	4.8
Parts Holding Coörperatief U.A(7)	Distributors	Membership Entitlements(4)				173,060		6.4	1.7
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		6.9	6.9
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	25.0
Roark—Money Mailer, LLC	Media	Common Membership Units				3.5%		—	0.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		22.8	22.9	22.6
Sparta Systems, Inc.	IT Services	First Lien Senior Debt(6)	6.3%	1.5%	7/20		24.9	24.7	24.7
		Convertible Preferred Stock(6)				743		0.8	0.8

								25.5	25.5
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		28.0	27.8	27.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	40.9	40.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	2.5

								43.4	43.4
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		27.0	26.9	26.7
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				26,977		0.1	0.1
		Common Stock(4)(6)				3,218,667		3.8	2.3

								3.9	2.4
W3 Co.	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		17.0	16.8	16.4
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		40.0	39.8	38.2
WRH, Inc.(8)	Life Sciences Tools & Services	Mezzanine Debt(6)	9.3%	5.9%	8/18		95.8	95.6	92.5
		Convertible Preferred Stock(4)(6)				2,008,575		200.9	96.9
		Common Stock(4)(6)				502,144		49.8	—

								346.3	189.4

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	First Lien Senior Debt	6.5%	2.0%	12/16		89.4	89.4	84.2
		Mezzanine Debt(5)	N/A	11.0%	12/22		12.2	10.5	2.4

								99.9	86.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				1,574,600		—	2.8
Financière Poult S.A.S.(7)	Food Products	Mezzanine Debt	5.0%	5.3%	6/22		16.2	16.2	15.9
Financière Riskeco S.A.S.(7)	Diversified Consumer Services	First Lien Senior Debt	6.5%	2.0%	7/21		14.1	14.1	13.7
The Flexitallic Group S.A.S.(7)	Energy Equipment & Services	First Lien Senior Debt	4.5%	4.5%	7/20		26.6	26.6	26.3
Groupe INSEEC(7)	Education Services	First Lien Senior Debt	6.0%	3.0%	12/20		47.1	47.1	45.8
HCV1 S.A.S(7)	Machinery	Mezzanine Debt(5)	4.5%	5.0%	2/17		49.1	28.1	—
Hilding Anders AB(7)	Household Durables	Mezzanine Debt(5)	N/A	12.0%	12/19		36.2	17.7	—
Legendre Holding 31 S.A.(7)	Leisure Products	First Lien Senior Debt	5.7%	N/A	1/21		68.4	68.4	65.0
		Common Stock(4)				51,975,983		6.3	6.3

								74.7	71.3
Modacin France S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(5)	4.0%	4.5%	5/17		23.2	12.6	—
Parts Holding Coörperatief U.A.(7)	Auto Components	Common Stock(4)				568,624		—	5.4
Skrubbe Vermogensverwaltungsgesellschaft mbH(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt	4.5%	3.0%	7/20		12.3	12.3	12.1
Unipex Neptune International SAS(7)	Chemicals	Mezzanine Debt	7.0%	5.0%	9/20		5.3	5.3	5.3
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		38.0	27.6	—
		Mezzanine Debt(5)	—%	8.0%	9/17		69.9	38.8	—

								66.4	—
SENIOR FLOATING RATE LOANS
1011778 B.C. Unlimited Liability Company(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.5%	N/A	12/21		17.0	16.8	17.0
24 Hour Fitness Worldwide, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	5/21		8.3	8.4	8.0
Accellent Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	4.5%	N/A	3/21		7.4	7.4	7.3
Acosta, Inc.	Media	First Lien Senior Debt(6)	5.0%	N/A	9/21		16.0	15.9	16.0
Advantage Sales & Marketing Inc.	Professional Services	First Lien Senior Debt(6)	4.3%	N/A	7/21		16.0	16.0	15.8
		Second Lien Senior Debt(6)	7.5%	N/A	7/22		1.0	1.0	1.0

								17.0	16.8
Aecom Technology Corp(7)	Construction & Engineering	First Lien Senior Debt(6)	3.8%	N/A	10/21		4.2	4.2	4.2
Affinia Group Inc.	Auto Components	First Lien Senior Debt(6)	4.8%	N/A	4/20		7.6	7.6	7.6
Akorn, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	4.5%	N/A	4/21		5.0	5.0	5.0
Albertson's LLC	Food & Staples Retailing	First Lien Senior Debt(6)	4.6%	N/A	3/19 - 8/21		2.0	2.0	2.0
AlixPartners, LLP	Diversified Financial Services	First Lien Senior Debt(6)	4.0%	N/A	7/20		12.0	12.0	11.9
Alliance Laundry Systems LLC	Machinery	First Lien Senior Debt(6)	4.3%	N/A	12/18		4.5	4.5	4.4

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
American Airlines, Inc.(7)	Airlines	First Lien Senior Debt(6)	3.8%	N/A	6/19		9.9	9.9	9.9
American Renal Holdings Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.5%	N/A	8/19		7.7	7.7	7.7
American Tire Distributors, Inc.	Distributors	First Lien Senior Debt(6)	5.8%	N/A	6/18		5.0	5.0	5.0
AmSurg Corp.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	7/21		10.0	10.0	9.9
AmWINS Group, LLC	Insurance	First Lien Senior Debt(6)	5.3%	N/A	9/19		8.8	8.8	8.8
Anchor Glass Container Corporation	Containers & Packaging	First Lien Senior Debt(6)	4.3%	N/A	6/21		7.5	7.5	7.4
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		3.0	3.0	2.9
Aramark Corporation(7)	Commercial Services & Supplies	First Lien Senior Debt(6)	3.3%	N/A	2/21		14.8	14.6	14.6
Ardent Medical Services, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	6.8%	N/A	7/18		0.3	0.3	0.3
ARG IH Corporation	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	11/20		5.5	5.5	5.5
Aristocrat Leisure Limited(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	10/21		5.0	4.9	4.9
Ascend Learning, LLC	Diversified Consumer Services	First Lien Senior Debt(6)	5.0%	N/A	7/19		2.4	2.4	2.4
Ascensus, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/19		6.0	6.1	6.0
Asurion, LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	5/19		7.4	7.4	7.3
Atlantic Power Limited Partnership(7)	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.8%	N/A	2/21		4.5	4.5	4.5
AZ Chem US Inc.	Chemicals	First Lien Senior Debt(6)	4.5%	N/A	6/21		9.6	9.7	9.4
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		9.8	9.8	9.6
Berlin Packaging L.L.C.	Containers & Packaging	First Lien Senior Debt(6)	4.5%	N/A	10/21		6.5	6.4	6.5
Biomet, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	3.7%	N/A	7/17		4.0	4.0	4.0
BJ's Wholesale Club, Inc.	Food & Staples Retailing	First Lien Senior Debt(6)	4.5%	N/A	9/19		4.9	4.9	4.9
Blackboard Inc.	Software	First Lien Senior Debt(6)	4.8%	N/A	10/18		5.0	5.0	4.9
Boulder Brands, Inc.(7)	Food Products	First Lien Senior Debt(6)	4.5%	N/A	7/20		7.1	7.1	7.1
Boyd Gaming Corporation(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	8/20		6.4	6.4	6.3
The Brickman Group Ltd. LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	4.0%	N/A	12/20		5.0	5.0	4.8
Burlington Coat Factory Warehouse Corporation(7)	Specialty Retail	First Lien Senior Debt(6)	4.3%	N/A	8/21		4.0	4.0	3.9
BWAY Intermediate Company, Inc.	Containers & Packaging	First Lien Senior Debt(6)	5.6%	N/A	8/20		4.0	3.9	4.0
Camp International Holding Company	Transportation Infrastructure	First Lien Senior Debt(6)	4.8%	N/A	5/19		7.7	7.7	7.7
Capital Automotive L.P.	Real Estate	First Lien Senior Debt(6)	4.0%	N/A	4/19		12.3	12.3	12.1
Capital Safety North America Holdings Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	3.8%	N/A	3/21		9.4	9.2	9.2

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Capsugel Holdings US, Inc.	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	8/18		11.5	11.5	11.3
Carecore National, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.5%	N/A	3/21		5.0	5.0	4.9
Carros Finance Luxembourg S.A.R.L.(7)	Machinery	First Lien Senior Debt(6)	4.5%	N/A	9/21		9.0	9.0	8.9
Catalent Pharma Solutions, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	4.3%	N/A	5/21		12.4	12.5	12.4
CCM Merger Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.5%	N/A	8/21		4.9	4.9	4.8
CEC Entertainment, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	2/21		12.4	12.3	12.1
Cequel Communications, LLC	Media	First Lien Senior Debt(6)	3.5%	N/A	2/19		15.1	14.9	15.0
Charter Communications Operating, LLC(7)	Media	First Lien Senior Debt(6)	4.3%	N/A	9/21		1.3	1.2	1.3
Checkout Holding Corp.	Media	First Lien Senior Debt(6)	4.5%	N/A	4/21		5.0	5.0	4.8
CityCenter Holdings, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	10/20		12.5	12.4	12.4
Connolly, LLC	Professional Services	First Lien Senior Debt(6)	5.0%	N/A	5/21		8.8	8.8	8.8
		Second Lien Senior Debt(6)	8.0%	N/A	5/22		1.0	1.0	1.0

								9.8	9.8
Consolidated Communications, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.3%	N/A	12/20		5.0	5.0	4.9
CPG International Inc.	Building Products	First Lien Senior Debt(6)	4.8%	N/A	9/20		7.4	7.5	7.4
CPI Buyer, LLC	Trading Companies & Distributors	First Lien Senior Debt(6)	5.5%	N/A	8/21		2.0	2.0	2.0
CPI International Inc.	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	4.3%	N/A	11/17		10.4	10.4	10.3
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	6.0%	N/A	12/21		3.0	3.0	3.0
DAE Aviation Holdings, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	5.0%	N/A	11/18		3.6	3.6	3.6
Dave & Buster's, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	7/20		6.1	6.1	6.1
Del Monte Foods, Inc.(7)	Food Products	First Lien Senior Debt(6)	4.3%	N/A	2/21		5.0	5.0	4.6
Dell International LLC	Technology Hardware, Storage & Peripherals	First Lien Senior Debt(6)	4.5%	N/A	4/20		9.5	9.4	9.5
Deltek, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/18		5.0	4.9	4.9
Dialysis Newco, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.5%	N/A	4/21		11.9	12.0	11.9
Dole Food Company, Inc.	Food Products	First Lien Senior Debt(6)	4.5%	N/A	11/18		10.2	10.3	10.1
DPX Holdings B.V.(7)	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.3%	N/A	3/21		7.0	6.9	6.8
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.5%	N/A	11/20		5.0	5.0	4.9
DTZ U.S. Borrower, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	11/21		2.0	2.0	2.0
Duff & Phelps Corporation	Capital Markets	First Lien Senior Debt(6)	4.5%	N/A	4/20		10.4	10.5	10.3
Dunkin' Brands, Inc.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	3.3%	N/A	2/21		7.5	7.4	7.3

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
DynCorp International Inc.	Aerospace & Defense	First Lien Senior Debt(6)	6.3%	N/A	7/16		1.0	1.0	1.0
Eco Services Operations LLC	Chemicals	First Lien Senior Debt(6)	4.8%	N/A	12/21		2.0	2.0	2.0
EFS Cogen Holdings I, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	3.8%	N/A	12/20		11.3	11.3	11.2
Electrical Components International, Inc.	Electrical Equipment	First Lien Senior Debt(6)	5.8%	N/A	5/21		3.0	3.0	3.0
Emdeon Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	11/18		10.0	9.9	9.8
Emerald Expositions Holding, Inc.	Media	First Lien Senior Debt(6)	4.8%	N/A	6/20		4.8	4.8	4.7
Entravision Communications Corporation(7)	Media	First Lien Senior Debt(6)	3.5%	N/A	5/20		1.9	1.9	1.8
EquiPower Resources Holdings, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.3%	N/A	12/18 - 12/19		4.9	4.9	4.8
Evergreen Acqco 1 LP	Multiline Retail	First Lien Senior Debt(6)	5.0%	N/A	7/19		12.4	12.5	12.0
EWT Holdings III Corp.	Machinery	First Lien Senior Debt(6)	4.8%	N/A	1/21		5.0	5.0	4.9
Fairmount Minerals, Ltd.	Metals & Mining	First Lien Senior Debt(6)	4.5%	N/A	9/19		5.0	5.0	4.5
FCA US LLC(7)	Automobiles	First Lien Senior Debt(6)	3.3%	N/A	12/18		9.9	9.9	9.9
Ferro Corporation(7)	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	7/21		6.0	6.0	5.9
Filtration Group Corporation	Industrial Conglomerates	First Lien Senior Debt(6)	4.5%	N/A	11/20		10.0	10.0	9.9
First Data Corporation	IT Services	First Lien Senior Debt(6)	4.0%	N/A	3/18 - 3/21		17.4	17.4	17.2
Fitness International, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	5.5%	N/A	7/20		3.6	3.6	3.5
Flexera Software LLC	Software	First Lien Senior Debt(6)	4.5%	N/A	4/20		5.4	5.4	5.3
Fly Funding II S.à r.l.(7)	Trading Companies & Distributors	First Lien Senior Debt(6)	4.5%	N/A	8/19		4.6	4.6	4.5
Flying Fortress Inc.(7)	Capital Markets	First Lien Senior Debt(6)	3.5%	N/A	6/17		5.3	5.3	5.3
FMG Resources (August 2006) Pty LTD(7)	Metals & Mining	First Lien Senior Debt(6)	3.8%	N/A	6/19		5.0	5.0	4.5
FullBeauty Brands, Inc.	Internet & Catalog Retail	First Lien Senior Debt(6)	4.5%	N/A	3/21		11.5	11.5	11.4
Gates Global LLC	Machinery	First Lien Senior Debt(6)	4.3%	N/A	7/21		18.1	18.0	17.7
Global Tel*Link Corporation	Diversified Telecommunication Services	First Lien Senior Debt(6)	5.0%	N/A	5/20		4.3	4.3	4.2
The Goodyear Tire & Rubber Company(7)	Auto Components	Second Lien Senior Debt(6)	4.8%	N/A	4/19		7.5	7.5	7.5
Great Wolf Resorts, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	5.8%	N/A	8/20		7.9	8.0	7.9
Greeneden U.S. Holdings II, LLC	Software	First Lien Senior Debt(6)	4.0%	N/A	2/20		5.0	4.9	4.9
Grosvenor Capital Management Holdings, LLLP	Capital Markets	First Lien Senior Debt(6)	3.8%	N/A	1/21		13.6	13.5	13.3
Guggenheim Partners Investment Management Holdings, LLC	Capital Markets	First Lien Senior Debt(6)	4.3%	N/A	7/20		9.0	8.9	8.9
H. J. Heinz Company	Food Products	First Lien Senior Debt(6)	3.5%	N/A	6/20		25.9	25.9	25.8
Hampton Rubber Company	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/21		4.0	4.0	3.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Harbor Freight Tools USA, Inc.	Specialty Retail	First Lien Senior Debt(6)	4.8%	N/A	7/19		10.6	10.6	10.6
Hearthside Group Holdings, LLC	Food Products	First Lien Senior Debt(6)	4.5%	N/A	6/21		10.4	10.5	10.4
Hemisphere Media Holdings, LLC(7)	Media	First Lien Senior Debt(6)	5.0%	N/A	7/20		0.9	0.9	0.9
HFOTCO LLC	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	4.3%	N/A	8/21		1.0	1.0	1.0
The Hillman Group, Inc.	Machinery	First Lien Senior Debt(6)	4.5%	N/A	6/21		9.0	9.0	8.9
Hub International Limited	Insurance	First Lien Senior Debt(6)	4.3%	N/A	10/20		8.5	8.4	8.2
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		7.5	7.5	7.2
Hyland Software, Inc.	Software	First Lien Senior Debt(6)	4.8%	N/A	2/21		4.0	4.0	4.0
Ikaria, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	2/21		8.2	8.3	8.2
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		7.9	8.0	7.8
IMS Health Incorporated(7)	Health Care Technology	First Lien Senior Debt(6)	3.5%	N/A	3/21		5.4	5.3	5.3
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	4/21		4.1	4.2	4.1
Infinity Acquisition LLC	Software	First Lien Senior Debt(6)	4.3%	N/A	8/21		5.0	5.0	4.9
Information Resources, Inc.	Professional Services	First Lien Senior Debt(6)	4.8%	N/A	9/20		7.4	7.5	7.4
Inmar, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	4.3%	N/A	1/21		4.9	4.9	4.8
Intelsat Jackson Holdings S.A.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	3.8%	N/A	6/19		5.0	5.0	4.9
Interactive Data Corporation	Media	First Lien Senior Debt(6)	4.8%	N/A	4/21		8.5	8.5	8.4
Ion Media Networks, Inc.	Media	First Lien Senior Debt(6)	4.8%	N/A	12/20		5.0	5.0	4.9
J. Crew Group, Inc.	Specialty Retail	First Lien Senior Debt(6)	4.0%	N/A	3/21		7.5	7.4	7.1
J.C. Penney Corporation, Inc.(7)	Multiline Retail	First Lien Senior Debt(6)	5.0%	N/A	6/19		2.0	2.0	1.9
Jaguar Holding Company I	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.0%	N/A	12/18		28.2	28.3	28.0
Jazz Acquisition, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	4.5%	N/A	6/21		5.0	5.0	4.9
The Kenan Advantage Group, Inc.	Road & Rail	First Lien Senior Debt(6)	3.8%	N/A	6/16		4.9	5.0	4.9
Key Safety Systems, Inc.	Auto Components	First Lien Senior Debt(6)	4.8%	N/A	8/21		5.2	5.2	5.2
Kindred Healthcare, Inc.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	4.3%	N/A	4/21		7.4	7.3	7.2
La Frontera Generation, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.5%	N/A	9/20		8.7	8.7	8.6
La Quinta Intermediate Holdings L.L.C.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	4/21		6.8	6.8	6.7
Landmark Aviation FBO Canada, Inc.(7)	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	10/19		0.3	0.3	0.3
Landslide Holdings, Inc.	Software	First Lien Senior Debt(6)	5.0%	N/A	2/20		7.4	7.4	7.2
Learning Care Group (US) No. 2 Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	5.5%	N/A	5/21		3.7	3.7	3.7
Leonardo Acquisition Corp.	Internet & Catalog Retail	First Lien Senior Debt(6)	4.3%	N/A	1/21		10.4	10.4	10.2

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Level 3 Financing, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.5%	N/A	1/22		4.0	4.0	4.0
Libbey Glass Inc.(7)	Household Durables	First Lien Senior Debt(6)	3.8%	N/A	4/21		4.5	4.5	4.4
Liberty Cablevision of Puerto Rico LLC	Media	First Lien Senior Debt(6)	4.5%	N/A	1/22		5.0	5.0	4.9
LM U.S. Member LLC	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	10/19		7.7	7.6	7.6
MCC Iowa LLC	Media	First Lien Senior Debt(6)	4.0%	N/A	1/20 - 6/21		14.3	14.3	14.0
McJunkin Red Man Corporation(7)	Trading Companies & Distributors	First Lien Senior Debt(6)	5.0%	N/A	11/19		5.0	5.0	4.6
Mediacom Illinois, LLC	Media	First Lien Senior Debt(6)	3.8%	N/A	6/21		7.5	7.4	7.3
The Men's Wearhouse, Inc.(7)	Specialty Retail	First Lien Senior Debt(6)	4.5%	N/A	6/21		10.0	10.0	10.0
Michaels Stores, Inc.(7)	Specialty Retail	First Lien Senior Debt(6)	3.8%	N/A	1/20		19.7	19.7	19.3
Midas Intermediate Holdco II, LLC	Diversified Consumer Services	First Lien Senior Debt(6)	4.8%	N/A	8/21		2.0	2.0	2.0
Millennium Health, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.3%	N/A	4/21		7.3	7.4	7.3
Minerals Technologies Inc.(7)	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	5/21		2.8	2.8	2.8
Mirror Bidco Corp.(7)	Machinery	First Lien Senior Debt(6)	4.3%	N/A	12/19		7.8	7.9	7.8
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.4	9.5	9.3
Mitel US Holdings, Inc.(7)	Communications Equipment	First Lien Senior Debt(6)	5.3%	N/A	1/20		2.3	2.3	2.3
Moneygram International, Inc.(7)	IT Services	First Lien Senior Debt(6)	4.3%	N/A	3/20		5.0	4.9	4.6
MPG Holdco I Inc.	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	10/21		7.8	7.8	7.9
MPH Acquisition Holdings LLC	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	3/21		16.5	16.4	16.1
Murray Energy Corporation	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	12/19		4.5	4.5	4.3
National Financial Partners Corp.	Insurance	First Lien Senior Debt(6)	4.5%	N/A	7/20		6.5	6.5	6.4
National Surgical Hospitals, Inc	Health Care Providers & Services	First Lien Senior Debt(6)	5.3%	N/A	8/19		5.5	5.5	5.4
The Neiman Marcus Group Inc.	Multiline Retail	First Lien Senior Debt(6)	4.3%	N/A	10/20		10.5	10.4	10.2
Numericable U.S. LLC(7)	Media	First Lien Senior Debt(6)	4.5%	N/A	5/20		4.0	4.0	4.0
NVA Holdings, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.8%	N/A	8/21		8.5	8.5	8.4
Onex Carestream Finance LP	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	6/19		14.1	14.2	14.1
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		5.0	5.0	4.9
Ortho-Clinical Diagnostics S.A.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	4.8%	N/A	6/21		12.3	12.4	12.2
OSG Bulk Ships, Inc.(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	8/19		8.7	8.8	8.5
Oxbow Carbon LLC	Metals & Mining	First Lien Senior Debt(6)	4.3%	N/A	7/19		4.9	4.9	4.5
P2 Lower Acquisition, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.5%	N/A	10/20		1.9	1.8	1.8
Party City Holdings Inc.	Specialty Retail	First Lien Senior Debt(6)	4.0%	N/A	7/19		11.6	11.5	11.4

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Peabody Energy Corporation(7)	Metals & Mining	First Lien Senior Debt(6)	4.3%	N/A	9/20		7.5	7.5	6.8
Penn Engineering & Manufacturing Corp.	Building Products	First Lien Senior Debt(6)	4.5%	N/A	8/21		6.5	6.5	6.5
Performance Food Group, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	6.3%	N/A	11/19		4.0	4.0	3.9
Petroleum GEO-Services ASA(7)	Energy Equipment & Services	First Lien Senior Debt(6)	3.3%	N/A	3/21		5.0	4.9	4.2
PharMEDium Healthcare Corporation	Pharmaceuticals	First Lien Senior Debt(6)	4.3%	N/A	1/21		4.7	4.8	4.6
Phillips-Medisize Corporation	Health Care Equipment & Supplies	First Lien Senior Debt(6)	4.8%	N/A	6/21		6.0	6.0	6.0
Pilot Travel Centers LLC	Specialty Retail	First Lien Senior Debt(6)	4.3%	N/A	10/21		10.0	9.9	10.0
Pinnacle Foods Finance LLC(7)	Food Products	First Lien Senior Debt(6)	3.0%	N/A	4/20		14.3	14.2	13.9
Planet Fitness Holdings, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	3/21		5.3	5.4	5.3
Post Holdings Inc.(7)	Food Products	First Lien Senior Debt(6)	3.8%	N/A	6/21		8.0	8.0	7.9
PQ Corporation	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	8/17		5.0	5.0	4.9
Presidio, Inc.	IT Services	First Lien Senior Debt(6)	5.0%	N/A	3/17		4.6	4.7	4.6
Quikrete Holdings, Inc.	Construction Materials	First Lien Senior Debt(6)	4.0%	N/A	9/20		12.5	12.4	12.3
Quintiles Transnational Corp.(7)	Life Sciences Tools & Services	First Lien Senior Debt(6)	3.8%	N/A	6/18		3.0	2.9	2.9
Renaissance Learning, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	4/21		9.9	9.9	9.7
Road Infrastructure Investment, LLC	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	3/21		12.4	12.4	11.9
RPI Finance Trust(7)	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	11/20		4.0	4.0	4.0
Sabre GLBL Inc.(7)	Software	First Lien Senior Debt(6)	4.5%	N/A	2/19		7.4	7.5	7.3
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/19		2.0	2.0	2.0
Schaeffler AG(7)	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	5/20		1.0	1.0	1.0
Scientific Games International Inc.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	6.0%	N/A	10/21		4.0	4.0	4.0
Sears Roebuck Acceptance Corp.(7)	Multiline Retail	First Lien Senior Debt(6)	5.5%	N/A	6/18		5.0	5.0	4.8
Securus Technologies Holdings, Inc.	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.8%	N/A	4/20		4.9	5.0	4.9
Sedgwick Claims Management Services, Inc.	Insurance	First Lien Senior Debt(6)	3.8%	N/A	3/21		13.9	13.7	13.6
		Second Lien Senior Debt(6)	6.8%	N/A	2/22		5.0	5.0	4.7

								18.7	18.3
Seminole Hard Rock Entertainment, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	3.5%	N/A	5/20		5.9	5.9	5.7
Serta Simmons Holdings, LLC	Household Durables	First Lien Senior Debt(6)	4.3%	N/A	10/19		8.8	8.8	8.7
The Servicemaster Company, LLC(7)	Diversified Consumer Services	First Lien Senior Debt(6)	4.3%	N/A	7/21		5.5	5.4	5.4
Ship Luxco 3 S.a.r.l(7)	IT Services	First Lien Senior Debt(6)	4.8%	N/A	11/19		5.0	5.0	5.0
Sinclair Television Group, Inc.(7)	Media	First Lien Senior Debt(6)	3.5%	N/A	7/21		4.0	4.0	4.0
Southcross Energy Partners, L.P.(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	8/21		1.0	1.0	0.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		20.3	20.2	19.6
Spectrum Brands, Inc(7)	Household Products	First Lien Senior Debt(6)	3.5%	N/A	9/19		1.2	1.2	1.2
Spin Holdco Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.3%	N/A	11/19		7.4	7.5	7.3
Standard Aero Limited(7)	Aerospace & Defense	First Lien Senior Debt(6)	5.0%	N/A	11/18		1.4	1.4	1.4
Star West Generation LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.3%	N/A	3/20		2.0	2.0	2.0
Station Casinos LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	3/20		12.0	11.9	11.7
Steinway Musical Instruments, Inc.	Leisure Products	First Lien Senior Debt(6)	4.8%	N/A	9/19		5.0	5.0	5.0
STHI Holding Corp.	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.5%	N/A	8/21		7.0	7.0	6.9
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	2.0
Syniverse Holdings, Inc.	Wireless Telecommunication Services	First Lien Senior Debt(6)	4.0%	N/A	4/19		15.0	14.9	14.6
Tallgrass Operations, LLC	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	4.3%	N/A	11/18		8.4	8.4	8.3
TI Group Automotive Systems, L.L.C.(7)	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	7/21		7.5	7.4	7.4
TMS International Corp.	Metals & Mining	First Lien Senior Debt(6)	4.5%	N/A	10/20		12.8	12.9	12.8
TNS, Inc.	IT Services	First Lien Senior Debt(6)	5.0%	N/A	2/20		4.0	4.0	3.9
TPF II LC, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	5.5%	N/A	9/21		2.0	2.0	2.0
TransDigm Inc.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.8%	N/A	6/21		7.5	7.4	7.4
Trans Union LLC	Professional Services	First Lien Senior Debt(6)	4.0%	N/A	4/21		19.9	19.8	19.7
Travelport Finance (Luxembourg) S.à r.l.(7)	Internet Software & Services	First Lien Senior Debt(6)	6.0%	N/A	9/21		4.0	3.9	4.0
TWCC Holding Corp.	Media	First Lien Senior Debt(6)	3.5%	N/A	2/17		5.0	4.9	4.9
		Second Lien Senior Debt(6)	7.0%	N/A	6/20		5.0	5.0	4.8

								9.9	9.7
Tyche Holdings, LLC	IT Services	First Lien Senior Debt(6)	5.5%	N/A	11/21		5.4	5.4	5.4
U.S. Renal Care, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.3%	N/A	7/19		13.3	13.4	13.2
United Air Lines, Inc.(7)	Airlines	First Lien Senior Debt(6)	3.8%	N/A	9/21		8.0	7.9	7.9
Univision Communications Inc.	Media	First Lien Senior Debt(6)	4.0%	N/A	2/20 - 3/20		12.5	12.4	12.2
USIC Holdings, Inc.	Construction & Engineering	First Lien Senior Debt(6)	4.0%	N/A	7/20		14.9	14.8	14.6
USI, Inc.	Insurance	First Lien Senior Debt(6)	4.3%	N/A	12/19		8.4	8.5	8.3
Valeant Pharmaceuticals International, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	2/19		8.7	8.7	8.6
Vencore, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	5.8%	N/A	11/19		4.2	4.2	4.2
Veyance Technologies, Inc.	Machinery	First Lien Senior Debt(6)	5.3%	N/A	9/17		1.9	1.9	1.9
VWR Funding, Inc.(7)	Distributors	First Lien Senior Debt(6)	3.4%	N/A	4/17		9.9	9.9	9.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Wall Street Systems Delaware, Inc.(7)	Software	First Lien Senior Debt(6)	4.5%	N/A	4/21		4.9	4.8	4.9
Wastequip, LLC	Machinery	First Lien Senior Debt(6)	5.5%	N/A	8/19		5.0	5.0	4.9
WaveDivision Holdings, LLC	Media	First Lien Senior Debt(6)	4.0%	N/A	10/19		8.4	8.5	8.3
WideOpenWest Finance, LLC	Media	First Lien Senior Debt(6)	4.8%	N/A	4/19		5.0	5.0	4.9
Wilsonart LLC	Building Products	First Lien Senior Debt(6)	4.0%	N/A	10/19		8.4	8.4	8.2
WP CPP Holdings, LLC	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	12/19		7.1	7.1	7.1
XO Communications, LLC	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.3%	N/A	3/21		10.4	10.4	10.3
Yankee Cable Acquisition, LLC	Media	First Lien Senior Debt(6)	4.5%	N/A	2/20 - 3/20		13.3	13.3	13.3
Yonkers Racing Corporation	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	8/19		4.8	4.8	4.3
York Risk Services Holding Corp.(7)	Insurance	First Lien Senior Debt(6)	4.8%	N/A	10/21		1.0	1.0	1.0
Zayo Group LLC	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.0%	N/A	7/19		5.0	5.0	4.9
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	2.5
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		14.8	7.3	1.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		30.9	17.5	7.4
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		20.8	7.8	1.4
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	7/17		25.2	—	2.6
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.2%	N/A	8/17		12.0	3.0	1.4
Wachovia Bank Commercial Mortgage Trust 2005-C22(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.4%	N/A	3/16		15.0	1.1	4.0
Wachovia Bank Commercial Mortgage Trust 2006-C24(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	3/16		15.0	1.0	2.1
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.1
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.9	12.3	6.9
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17 - 12/20		5.6	5.6	3.9
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Subordinated Notes(6)			4/21		25.9	9.8	14.4

								18.2	22.7
ACAS CLO 2013-2, Ltd.(7)		Subordinated Notes(6)			10/25		8.0	7.0	6.6
Apidos CLO XIV(7)		Income Notes(6)			4/25		8.1	7.3	7.3
Apidos CLO XIX(7)		Income Notes(6)			10/26		10.5	9.4	9.4
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		34.0	33.9	32.2
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	10.8	7.8
Ares XXIX CLO Ltd.(7)		Subordinated Notes(6)			4/26		7.3	6.6	6.6
Avery Point II CLO, Limited(7)		Income Notes(6)			7/25		2.6	2.2	2.2
Babson CLO Ltd. 2006-II(7)		Income Notes(6)			10/20		15.0	7.9	9.5
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	23.6	23.6
Babson CLO Ltd. 2014-III(7)		Subordinated Notes(6)			1/26		3.8	3.4	3.4
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.7	9.2	9.1
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		2.3	1.8	1.8
Carlyle Global Market Strategies CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		14.6	13.4	12.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	9.3	28.0
Cent CLO 18 Limited(7)		Subordinated Notes(6)			7/25		3.8	3.0	3.4
Cent CLO 19 Limited(7)		Subordinated Notes(6)			10/25		5.3	4.6	4.6
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		35.0	33.7	33.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/15	360		1.9	0.3
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		12.5	1.8
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 31 Senior Loan Fund(7)		Subordinated Notes(6)			3/26		2.3	2.0	2.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.4	9.1
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.6
		Subordinated Securities(6)			9/19	15,000		7.0	2.3

								8.5	3.9
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
Galaxy XVI CLO, Ltd.(7)		Subordinated Notes(6)			11/25		2.3	2.1	2.1
GoldenTree Loan Opportunities IX, Limited(7)		Subordinated Notes(6)			10/26		40.8	37.7	37.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.1	1.1
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(4)(6)			12/17		15.0	15.0	15.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		26.7	27.7	22.4
Highbridge Loan Management 2013-2, Ltd.(7)		Subordinated Notes(6)			10/24		27.0	22.9	22.9
LightPoint CLO IV, LTD(7)		Income Notes(6)			4/18		6.7	9.1	5.5
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	3.0	2.5

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Limerock CLO III, Ltd.(7)		Subordinated Notes(6)			10/26		12.5	11.4	11.4
Magnetite VIII, Limited(7)		Subordinated Notes(6)			5/26		6.7	6.5	6.2
Magnetite XIV, Limited(7)		Subordinated Notes(4)(6)			6/16		20.0	20.0	20.0
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	8.6	3.2
Neuberger Berman CLO XV, Ltd.(7)		Subordinated Notes(6)			10/25		2.8	2.3	2.3
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		3.5	4.3
Och-Ziff VIII, Ltd.(7)		Subordinated Notes(6)			9/26		16.0	15.1	15.1
Octagon Investment Partners VII, Ltd.(7)		Preferred Securities(4)(6)			12/16	5,000,000		1.1	—
Octagon Investment Partners XIV, Ltd.(7)		Income Notes(6)			1/24		4.5	3.3	3.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	21.5	22.8
Octagon Investment Partners XX, Ltd.(7)		Subordinated Notes(6)			8/26		2.5	2.5	2.5
Octagon Investment Partners XXII, Ltd.(7)		Subordinated Notes(6)			11/25		8.4	7.7	7.7
Octagon Loan Funding, Ltd.(7)		Subordinated Notes(6)			9/26		4.0	3.6	3.6
OHA Credit Partners VIII, Ltd.(7)		Subordinated Notes(6)			4/25		5.0	4.5	4.5
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	14.5	11.1
THL Credit Wind River 2014-1 CLO Ltd.(7)		Subordinated Notes(6)			4/26		16.0	14.4	13.9
Vitesse CLO, Ltd.(7)		Preferred Securities(6)			8/20	20,000,000		12.9	7.2
Voya CLO 2014-2, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	10.0	9.1
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	25.0	25.0
EUROPEAN CAPITAL CLO INVESTMENTS
Ares European III B.V.(7)	Diversified Financial Services	Subordinated Notes		8/24		6.1	3.4	3.5
Cordatus CLO II plc(7)	Diversified Financial Services	Subordinated Notes		7/24		6.1	2.2	6.1
Eaton Vance CDO X plc(7)	Diversified Financial Services	Secured Subordinated Notes		2/27		8.5	1.4	5.2
Euro-Galaxy II CLO B.V.(7)	Diversified Financial Services	Income Notes		10/22		3.0	2.7	2.8
		Subordinated Notes			10/22		6.7	3.3	5.0

								6.0	7.8

Subtotal Non-Control / Non-Affiliate Investments (55% of total investments at fair value)								$3,846.1	$3,472.1

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				1,165,930		$—	$7.9
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(4)(6)				4,213		—	4.6
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.3%	N/A	6/16 - 6/18		$2.7	2.1	2.1
		Mezzanine Debt(5)	N/A	3.1%	12/18		8.6	7.6	2.6

								9.7	4.7

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	1.3%	N/A	10/17 - 12/17		1.7	1.7	1.6
		Second Lien Senior Debt	—%	N/A	11/17		0.7	0.7	0.6
		Convertible Preferred Stock(4)				23,082,525		9.3	1.7
		Redeemable Preferred Stock(4)				25,751,312		7.9	4.4

								19.6	8.3

Subtotal Affiliate Investments (1% of total investments at fair value)								$29.3	$25.5

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$8.7	$4.7	$5.0
		Common Stock(6)				100%		13.8	25.7

								18.5	30.7
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		33.0	33.0	33.0
		Common Membership Interest(6)				100%		395.5	1,131.4

								428.5	1,164.4
American Driveline Systems, Inc.	Diversified Consumer Services	Redeemable Preferred Stock(4)(6)				6,818,008		81.9	20.6
		Common Stock(4)(6)				197,161		18.2	—
		Common Stock Warrants(4)(6)				136,183		9.9	—

								110.0	20.6
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(6)	12.0%	2.0%	12/18		20.5	20.3	20.5
		Membership Units(4)(6)				106,911		30.3	15.0

								50.6	35.5
BMR Energy LLC	Independent Power & Renewable Electricity Producers	Preferred Units(6)				11,620		11.9	11.9
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
CML Pharmaceuticals, Inc.	Life Sciences Tools & Services	First Lien Senior Debt(6)	8.0%	N/A	12/15 - 10/20		315.7	313.1	289.8
		Convertible Preferred Stock(4)(6)				243,642		144.6	—

								457.7	289.8
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	First Lien Senior Debt(6)	N/A	8.0%	3/15 - 4/15		9.3	9.3	9.3
		Convertible Preferred Stock(4)(6)				143,896,948		13.5	—

								22.8	9.3
Core Financial Holdings, LLC(7)	Diversified Financial Services	Common Units(4)(6)				57,940,360		43.8	0.2
Dyno Holding Corp.	Auto Components	First Lien Senior Debt(6)	8.9%	2.2%	11/15		35.2	35.1	35.2
		Mezzanine Debt(5)(6)	N/A	4.3%	11/16		34.7	28.1	16.7
		Convertible Preferred Stock(4)(6)				389,759		40.5	—
		Common Stock(4)(6)				97,440		10.1	—

								113.8

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
	51.9
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		6.8	6.8	6.8
		Mezzanine Debt(6)	13.0%	3.5%	7/16		18.1	18.1	18.1
		Common Stock(4)(6)				583		13.4	4.7

								38.3	29.6
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(4)(6)				11,728		20.6	16.0
		Redeemable Preferred Stock(4)(6)				21,113		9.0	—
		Common Stock(4)(6)				11,261		1.1	—
		Common Stock Warrants(4)(6)				1,002,678		5.5	—

								36.2	16.0
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		46.0	45.7	46.8
		Common Membership Units(4)(6)				58,297		44.5	20.1

								90.2	66.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.6%	1/16		42.8	42.8	40.7
Fosbel Holding, Inc.	Commercial Services & Supplies	Mezzanine Debt(6)	N/A	17.0%	10/18		9.8	9.8	9.8
		Mezzanine Debt(5)(6)	N/A	17.0%	10/18		45.6	19.1	3.7

								28.9	13.5
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	5.2%	1/19		32.6	11.6	11.6
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		6.4	6.4	6.4
		Convertible Preferred Stock(6)				4,000		4.7	6.7
		Common Stock(4)(6)				100%		12.5	1.6

								23.6	14.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	—%	12.0%	3/15		18.3	18.3	18.8
		Redeemable Preferred Stock(4)(6)				6,482,972		6.6	—

								24.9	18.8
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	3/15		45.2	36.5	35.6
		Convertible Preferred Stock(4)(6)				12,811,818		2.6	—
		Common Stock(4)(6)				22,416,432		6.4	—

								45.5	35.6
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt(6)	N/A	6.0%	2/15		8.2	8.2	8.2
		Membership Unit(4)(6)				1		19.0	28.8

								27.2	37.0
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				22,000,000		22.0	21.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				7,496		8.1	13.8
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.9
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.0	23.9	24.0
		Redeemable Preferred Stock(6)				2,485		2.3	2.3

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(4)(6)				51,351		23.0	17.9

								49.2	44.2
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	12/15		13.9	11.8	8.9
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/15		6.4	3.2	—
		Common Stock(4)(6)				860,189		0.1	—

								15.1	8.9
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.9%	11.1%	12/17		67.0	32.8	19.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	19.9
Orchard Brands Corporation	Internet & Catalog Retail	Common Stock(4)(6)				87,838		55.1	87.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	12/15		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	12/16		13.6	13.6	13.6
		Mezzanine Debt(5)(6)	N/A	19.0%	12/16		25.0	11.0	12.0
		Common Stock(4)(6)				367,881		4.2	—

								30.2	27.0
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	6/17		16.9	14.6	17.1
		Common Stock(4)(6)				458,596		23.6	18.6
		Common Stock Warrants(4)(6)				56,372		2.9	2.3

								41.1	38.0
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(6)	N/A	12.0%	3/15		4.3	4.3	3.5
		First Lien Senior Debt(5)(6)	N/A	12.0%	12/15		10.8	8.1	—

								12.4	3.5
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.8%	N/A	10/16 - 7/17		20.5	20.5	20.5
		Convertible Preferred Stock(6)				38,723,509		5.4	5.4
		Common Stock(4)(6)				97,540		0.1	—

								26.0	25.9
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	103.6
		Common Stock(6)				150		0.2	1.0

								15.0	104.6
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		23.5	23.4	23.5
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.9%	7.2%	12/19		67.1	66.3	67.1
		Common Stock				810		9.5	9.2

								111.9	112.5
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Mezzanine Debt(5)(6)	10.0%	2.5%	6/18		35.2	26.5	—
		Common Units(4)(6)				490,000		2.0	—

								28.5	—
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	3/15		9.7	5.7	2.6
		Redeemable Preferred Membership Units(4)(6)				3,796,269		3.0	—
		Common Membership Units(4)(6)				27,400		1.9	—

								10.6	2.6
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(6)				703,406		57.9	82.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Common Stock(4)(6)				175,853		11.4	16.9

								69.3	99.8
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.0	34.6	36.5
		Common Stock(4)				2,697,010		100.0	103.6

								134.6	140.1
European Capital UK SME Debt LP(7)		Partnership Interest				500		0.6	0.6
Financière H S.A.S.(7)	Health Care Equipment & Supplies	Mezzanine Debt(5)	3.0%	5.8%	10/15		15.0	9.7	9.5
		Convertible Preferred Stock(4)				930,558		58.1	—

								67.8	9.5
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock(4)				1		26.1	26.1
		Common Stock(4)				8,000,000		9.7	6.2

								35.8	32.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		5.0	4.1	5.1
		Mezzanine Debt	N/A	4.0%	12/21		22.1	22.1	22.1
		Mezzanine Debt(5)	N/A	4.0%	12/21		28.8	17.2	17.2
		Convertible Preferred Stock(4)				8,665,001		10.5	—
		Redeemable Preferred Stock(4)					3.7	8.1	—

								62.0	44.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.9	4.9	4.9
		Convertible Preferred Stock(4)				1,982,668		15.0	—
		Redeemable Preferred Stock(4)				1		—	1.0

								19.9	5.9
Miles 33 Limited(7)	Media	First Lien Senior Debt	3.5%	N/A	9/17		8.3	8.3	8.3
		Mezzanine Debt	4.5%	5.0%	9/17		16.7	16.7	16.7
		Redeemable Preferred Stock(4)					71.9	30.3	8.6
		Common Stock(4)				600,000		0.9	—

								56.2	33.6
MP Equity S.A.S.(7)	Food Products	Redeemable Preferred Stock(4)					2.7	2.5	—
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		2.2	0.6

Subtotal Control Investments (44% of total investments at fair value)								$2,541.5	$2,782.4

Total Investment Assets								$6,416.9	$6,280.0

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(3.4)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(3.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(1.0)
Citibank, N.A.	Total Return Swaps		12/14	2	27.1	—	(3.0)
American Capital Equity III, LP(8)	WRH, Inc. Equity Option		4/15	1		—	(73.6)

Total Derivative Agreements						$—	$(84.1)

December 31, 2014
(in millions, except share data)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
Deutsche Global Liquidity Managed Sterling Fund	$264.9	$264.9
Wells Fargo Advantage Heritage Money Market Fund(6)	10.0	10.0
Fidelity Institutional Money Market Fund(6)	10.0	10.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	10.0	10.0
Dreyfus Institutional Cash Advantage-I Fund(6)	10.0	10.0
STIT—Liquid Assets Portfolio(6)	5.0	5.0
JPMorgan Prime Money Market Fund(6)	5.0	5.0
Fidelity Institutional Money Market Funds—Prime Money Market Portfolio(6)	5.0	5.0

Total Money Market Funds	$319.9	$319.9

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily three-month LIBOR, with interest rate floors. PIK represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2014, non-qualifying assets were approximately $1.7 billion, or 31% of net assets.

(8)
For further discussion on the WRH, Inc. Equity Option, see Note 14 to our audited consolidated financial statements included in this Annual Report on Form 10-K.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except per share data)

Note 1.  Organization

        American Capital, Ltd., (which is referred to throughout this report as "American Capital", "we", "our" and "us") was incorporated in 1986. On August 29, 1997, we completed an initial public offering and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). As a BDC, we primarily invest in senior and mezzanine debt and equity in buyouts of private companies sponsored by us ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and provide capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). We also invest in first and second lien floating rate loans to large-market U.S. based companies ("Senior Floating Rate Loans") and structured finance investments ("Structured Products"), including collateralized loan obligation ("CLO") securities and commercial mortgages and commercial mortgage backed securities ("CMBS"). Our primary business objectives are to increase our net earnings and net asset value ("NAV") by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

        Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Effective with our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a "Subchapter C corporation"). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 2.  Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Reclassifications

        We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation. These reclassifications had no impact on prior periods' net earnings or shareholders' equity.

Consolidation

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X, the Securities and Exchange Commission's ("SEC") Division of Investment Management's consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us.

        We have determined that as of December 31, 2015 or for the periods presented in our audited consolidated financial statements included in this Annual Report on Form 10-K, European Capital Limited ("European Capital") and American Capital Asset Management, LLC ("ACAM"), have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X for which we are required, pursuant to Rule 3-09 of Regulation S-X, to attach separate financial statements as exhibits to our Form 10-K. As such, separate financial statements for European Capital and ACAM are filed herewith as Exhibits 99.1 and 99.2, respectively.

        We currently consolidate ACAS Funding I, LLC and ACAS Funding II, LLC, which are wholly-owned special purpose financing vehicles that were formed for the purpose of purchasing Senior Floating Rate Loans under a $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility, respectively. As of December 31, 2015, ACAS Funding I, LLC and ACAS Funding II, LLC did not have any other operations or activities. We also consolidate American Capital TRS, LLC ("ACTRS"), which is a wholly-owned entity that has entered into non-recourse total return swaps ("TRS") with Citibank, N.A. As of December 31, 2015, ACTRS did not have any other operations or activities. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging.

        Our consolidated financial statements also include the accounts of European Capital, which is a wholly-owned investment company that, effective October 1, 2014, acts as an extension of our investment operations and facilitates the execution of our investment strategy. In addition, our consolidated financial statements include the accounts of AC Corporate Holdings, Inc. ("ACCH") and ACE Acquisition Holdings, LLC ("ACE Acquisition"), which are wholly-owned entities that have purchased numerous investment securities on behalf of American Capital. As of December 31, 2015, European Capital, ACCH and ACE Acquisition did not have any other operations or activities and were considered to be investment companies under ASC 946, as amended by Accounting Standards Update ("ASU") No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements.

Trade Date Accounting

        In accordance with ASC 946, we account for security purchases and sales on a trade date basis other than when it is not in accordance with standard industry practice to account for the purchase or sale transaction on a trade date basis and the transaction is outside conventional channels, such as through a private placement or by submitting shares in a tender offer. In such circumstances, we record the transaction on the date we obtain a right to demand the securities purchased or collect the proceeds of sale and incur an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively.

Investment Valuation Policy

        Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in Structured Products, which includes CLO securities and CMBS.

        We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by our Financial Advisory and Consulting Team ("FACT"), which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from our investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to our Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from our Audit, Compliance and Valuation Committee, the valuation recommendations are sent to our Board of Directors for final approval.

        When available, we base the fair value of our investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. We estimate the fair value of our Structured Products using the market and income approaches, third-party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The principal market in which we would sell our Senior Floating Rate Loans and certain of our non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For our other debt and equity investments, there is no active market and we are generally repaid our debt investment or sell our equity investment upon a change of control transaction such as through the mergers and acquisition ("M&A") market. Accordingly, the market in which we would sell certain of our non-controlled debt and all of our equity investments is the M&A market. However, under ASC 820, we have identified the M&A market as the principal market for our investments in these portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, ACAM on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready active market exists for a significant amount of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of our investment portfolio for which we do not control or cannot gain control as of the measurement date and no active market exists, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on the current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        We fair value our investments in Structured Products based on such factors as third-party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and our cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third-party broker quotes with underlying performance and other market indices.

  Third-party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, we estimate the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third-party brokers who make markets in such debt instruments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the price provided by the third-party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third-party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, we will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

  Partnership Interests

        For an investment in a partnership, we measure the fair value of our investment based on the NAV per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). We make this election on an investment-by-investment basis and apply consistently to our entire position in the investment, unless it is probable at the measurement date that we will sell all or a portion of our investment at an amount other than NAV per share.

  Interest Rate Derivatives

        For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and counterparty credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

Investment Classification

        As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are investments in those companies that we are deemed to "Control." "Affiliate Investments" are investments in those companies that are "Affiliated Companies" of us, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board of directors. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

        Cash and cash equivalents consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

        We place our cash and cash equivalents with major financial institutions and cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Restricted Cash and Cash Equivalents

        Restricted cash and cash equivalents primarily consist of funded cash collateral on deposit with a custodian under our TRS. Restricted cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Original issue discount and purchased discount and premiums are accreted into interest income using the effective interest method, where applicable. Loan origination fees are recorded as fee income upon receipt or deferred and accreted into interest income using the effective interest method. We record prepayment premiums on loans and other investments as interest income when such amounts are received. Dividend income is recognized on the ex-dividend date for publicly traded portfolio companies and the record date for private portfolio companies for common equity securities. Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company's cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company's ability to service our loan based on current and projected cash flows as well as the current valuation of the portfolio company's total enterprise value. For investments with payment-in-kind ("PIK") interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities and will record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

        We also receive interest and dividend income from our debt and equity investments in our asset management company, ACAM. Interest income from ACAM is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income is recorded on the record date.

        A change in the portfolio company valuation assigned by us could have an effect on our recognition of interest income on debt investments and dividend income of preferred stock investments. Also, a change in a portfolio company's operating performance and cash flows can impact a portfolio company's ability to service our debt and therefore could impact our interest income recognition.

        Interest income on Structured Products is recognized using the effective interest method as required by FASB ASC Subtopic 325-40, Investments—Other, Beneficial Interests in Securitized Financial Assets ("ASC 325-40"). Under ASC 325-40, at the time of purchase, we estimate the future expected cash flows and determine the effective yield of an investment based on these estimated cash flows and the cost basis of the investment. Subsequent to the purchase, these estimated cash flows are updated quarterly and a revised effective yield is calculated prospectively in accordance with ASC 320-10-35, Investment—Debt and Equity Securities. In the event that the fair value of an investment decreases below its current amortized cost basis, we may be required to write down the current amortized cost basis for a credit loss or to fair value depending on our hold expectations for the investment. Current amortized cost basis less the amount of any write down ("Reference Amount") is used to calculate the effective yield used for interest income recognition purposes over the remaining life of the investment. We are precluded from reversing write downs for any subsequent increase in the expected cash flows of an investment with the effect of increasing total interest income over the life of the investment and increasing the realized loss recorded on the sale or redemption of the investment by the amount of the credit loss write down. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates. During the year ended December 31, 2015, we recorded $20.5 million in credit loss write downs to current amortized cost basis on six Structured Products investments. As of December 31, 2015, in aggregate, the amortized cost basis of our Structured Products investment portfolio exceeded the Reference Amount by approximately $109 million.

Fee Income Recognition

        Fees primarily include asset management, portfolio company management, transaction, structuring, financing and prepayment fees. Asset management fees primarily represent fees for providing investment advisory and support services to ACAM, our asset management portfolio company. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to the companies in our investment portfolio. Asset management and portfolio company management fees are recognized as earned, provided that collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Debt prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated sale proceeds held in escrow at the time of sale. For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

        Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investment and the cost basis of the investment. For portfolio investments denominated in a functional currency other than the U.S. dollar, the cost basis of our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as foreign currency translation in our consolidated statements of operations.

Foreign Currency Translation

        We translate the financial statements of European Capital from its functional currency, the Euro, to U.S. dollars in accordance with FASB ASC Topic 830, Foreign Currency Matters ("ASC 830"). Assets and liabilities are translated at the exchange rate prevailing at the end of the period and revenues and expenses are translated at monthly average exchange rates. Under ASC 830, we are required to include translation adjustments associated with the translation of European Capital's balance sheet in accumulated other comprehensive income.

Income Taxes

        Income taxes are accounted for using the asset and liability approach in accordance with FASB ASC Topic 740, Income Taxes ("ASC 740"). Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized. All available evidence, both positive and negative, is considered to determine whether a valuation allowance for deferred tax assets is needed. Items considered in determining our valuation allowance include expectations of future earnings of the appropriate tax character, recent historical financial results, tax planning strategies, the length of statutory carryforward periods and the expected timing of the reversal of temporary differences. Under ASC 740, forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence, such as cumulative losses in recent years.

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We record income tax related interest and penalties, if applicable, within current income tax expense.

Use of Estimates in Preparation of Financial Statements

        The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could differ from those estimates.

Deferred Financing Costs

        Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method. Deferred financing costs are included in other assets on our consolidated balance sheets.

Transfer of Financial Assets

        For a transfer of financial assets to be considered a sale, the transfer must meet the sale criteria of FASB ASC Topic 860, Transfers and Servicing ("ASC 860"), under which we must surrender control over the transferred assets. The assets must be isolated from us, even in bankruptcy or other receivership; the purchaser must have the right to pledge or sell the assets transferred and we may not have the right or obligation to reacquire the assets. If the sale criteria are not met, the transfer is considered to be a secured borrowing, the assets remain on our consolidated balance sheets and the sale proceeds are recognized as a liability. The transfers of financial assets to funds managed by subsidiaries of our wholly-owned portfolio company, ACAM, have been treated as sales by us under ASC 860.

Stock-Based Compensation

        We account for all share-based payments to employees under FASB ASC Topic 718, Compensation—Stock Compensation ("ASC 718"). We estimate the fair value of our employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, which is based on a combination of historical and market-based implied volatility, and the expected term of the awards which is based on our historical experience of employee stock option exercises. Our valuation assumptions used in estimating the fair value of share-based awards may change in future periods. We recognize the fair value of awards over the vesting period or the requisite service period only for those awards expected to vest using an estimated forfeiture rate. In addition, we calculate our pool of excess tax benefits available within capital in excess of par value on our consolidated balance sheets in accordance with the provisions ASC 718.

Recent Accounting Pronouncements

        In April 2015, the FASB issued ASU No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued ASU No. 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting (SEC Update) ("ASU 2015-15"), which codifies existing practice and the SEC staff position on the presentation and subsequent measurement of debt issuance costs related to line-of-credit ("LOC") arrangements and provides that such costs may be deferred and presented as an asset and subsequently amortized ratably over the term of the LOC arrangement, regardless of whether there are any outstanding borrowings on the LOC arrangement. An entity is required to apply the guidance in ASU 2015-03 on a retrospective basis such that the balance sheet of each individual period presented is adjusted to reflect the period-specific effects of applying the new guidance. Upon transition, an entity is required to comply with the applicable disclosures for a change in accounting principle including the nature and reason for the change in accounting principle, the transition method, a description of the prior-period information that has been retrospectively adjusted and the effect of the change on the financial statement line items (that is, debt issuance cost asset and the debt liability). ASU 2015-03 is effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. We do not believe the adoption of ASU 2015-03 and ASU 2015-15 will have a material impact on our consolidated financial statements.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07"), which removes the requirement to include, as well as provide certain disclosure for, investments in the fair value hierarchy for which the fair value is measured at NAV using the practical expedient. Disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period. Early adoption is permitted. We do not believe the adoption of ASU 2015-07 will have a material impact on our consolidated financial statements.

        In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"), which makes targeted improvements to the recognition, measurement, presentation and disclosure of certain financial instruments. ASU 2016-01 focuses primarily on the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for certain financial instruments. Among its provisions for public business entities, ASU 2016-01 eliminates the requirement to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments measured at amortized cost, requires the use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes, requires the separate presentation in other comprehensive income of the change in fair value of a liability due to instrument-specific credit risk for a liability for which the reporting entity has elected the fair value option, requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) and clarifies guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. ASU 2016-1 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted for a limited number of provisions. We do not believe the adoption of ASU 2016-01 will have a material impact on our consolidated financial statements.

Note 3.  Investments

        The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data.

        The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$57	$863	$920
Second Lien Senior Debt	—	445	490	935
Mezzanine Debt	—	—	604	604
Preferred Equity	—	—	606	606
Common Equity	—	—	1,515	1,515
Structured Products	—	—	418	418

Investments at Fair Value	—	502	4,496	4,998

Other Assets	—	—	31	31
Derivative Agreements	—	(5)	—	(5)
Long Term Incentive Plan Liability	—	—	(34)	(34)

Other Assets and Liabilities at Fair Value	—	(5)	(3)	(8)

Total	$—	$497	$4,493	$4,990

	2014
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$1,644	$870	$2,514
Second Lien Senior Debt	—	340	347	687
Mezzanine Debt	—	—	472	472
Preferred Equity	—	—	462	462
Common Equity	—	—	1,562	1,562
Structured Products	—	—	583	583

Investments at Fair Value	—	1,984	4,296	6,280

Other Assets	—	—	51	51
Derivative Agreements	—	(10)	(74)	(84)
Long Term Incentive Plan Liability	—	—	(82)	(82)

Other Assets and Liabilities at Fair Value	—	(10)	(105)	(115)

Total	$—	$1,974	$4,191	$6,165

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the years ended December 31, 2015 and 2014:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreement	Total
Balances, January 1, 2015	$1,217	$472	$462	$1,562	$583	$51	$(82)	$(74)	$4,191
Net realized (loss) gain(1)	(28)	(86)	(407)	(110)	(5)	—	(46)	45	(637)
Reversal of prior period net depreciation on realization(2)	34	112	304	85	5	—	46	65	651
Net unrealized (depreciation) appreciation(2)(3)	(38)	(32)	34	(164)	(132)	(2)	(2)	(37)	(373)
Purchases(4)	772	125	245	362	458	8	—	—	1,970
Sales(5)	(244)	(46)	(86)	(240)	(286)	—	—	—	(902)
Settlements, net(6)	(332)	68	59	34	(202)	(26)	46	1	(352)
Effects of exchange rate changes	(26)	(9)	(5)	(14)	(3)	—	4	—	(53)
Transfers into Level 3(7)	3	—	—	—	—	—	—	—	3
Transfers out of Level 3(7)	(5)	—	—	—	—	—	—	—	(5)

Balances, December 31, 2015	$1,353	$604	$606	$1,515	$418	$31	$(34)	$—	$4,493

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreement	Total
Balances, January 1, 2014	$1,060	$520	$1,125	$2,091	$276	$29	$—	$—	$5,101
Net realized (loss) gain(1)	(34)	(4)	90	212	(10)	—	—	(45)	209
Reversal of prior period net depreciation (appreciation) on realization(2)	48	8	(104)	(167)	14	(2)	—	—	(203)
Net unrealized (depreciation) appreciation(2)(3)	(57)	(2)	(35)	383	9	(20)	(7)	(28)	243
Purchases(4)	519	24	65	370	471	59	—	—	1,508
Sales(5)	(35)	(18)	(841)	(1,011)	—	—	—	(1)	(1,906)
Settlements, net(6)	(398)	(169)	(63)	71	(194)	(15)	—	—	(768)
Transfers out of Level 3(7)	(129)	—	—	—	—	—	—	—	(129)
Impact of consolidation of European Capital(8)	243	113	225	(387)	17	—	(75)	—	136

Balances, December 31, 2014	$1,217	$472	$462	$1,562	$583	$51	$(82)	$(74)	$4,191

(1)
Included in net realized (loss) gain in the consolidated statements of operations. Excludes (loss) gain on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit (provision). Also, excludes realized gain (loss) from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized appreciation in the consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

(8)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

Significant Unobservable Inputs

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2015:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$409	Enterprise discounted cash flow	Discount rate	11%	40%	19%
			Terminal value growth rate	2%	10%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(15)%	(44)%
			Control premium	—%	15%	9%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(32)%

Mezzanine Debt	$468	Enterprise discounted cash flow	Discount rate	12%	35%	14%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(35)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(24)%

Preferred Equity	$546	Enterprise discounted cash flow	Discount rate	9%	37%	17%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(38)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(22)%

Common Equity	$1,515	Enterprise discounted cash flow	Discount rate	8%	40%	13%
			Terminal value growth rate	2%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	17%
			Control premium	—%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(5)%

Long Term Incentive Plan Liability	$(34)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(25)%	—%	(23)%
Market Yield Valuation Methodology
Senior Debt	$871	Discounted cash flow	Market yield	5%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs

Mezzanine Debt	$136	Discounted cash flow	Market yield	14%	22%	16%
			Estimated remaining life	1 yr	4 yrs	2 yrs

Preferred Equity	$60	Discounted cash flow	Market yield	14%	15%	14%
			Estimated remaining life	1 yr	4 yrs	1 yr

Structured Products	$418	Discounted cash flow	Discount rate	5%	52%	19%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$73	Third-party vendor pricing	Bid/Ask	56	99	95

Total	$4,462

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2014:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$558	Enterprise discounted cash flow	Discount rate	10%	53%	16%
			Terminal value growth rate	2%	5%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	(30)%	(44)%
			Control premium	—%	21%	15%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	5%	(36)%
Mezzanine Debt	$308	Enterprise discounted cash flow	Discount rate	11%	34%	15%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	—%	(38)%
			Control premium	7%	21%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(12)%
Preferred Equity	$459	Enterprise discounted cash flow	Discount rate	7%	38%	16%
			Terminal value growth rate	2%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	35%	(34)%
			Control premium	4%	19%	12%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(27)%
Common Equity	$1,562	Enterprise discounted cash flow	Discount rate	4%	53%	14%
			Terminal value growth rate	2%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	35%	(23)%
			Control premium	—%	21%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	15%	(17)%
Long Term Incentive Plan Liability	$(82)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(30)%	(10)%	(30)%
Market Yield Valuation Methodology
Senior Debt	$641	Discounted cash flow	Market yield	5%	18%	10%
			Estimated remaining life	0 yrs	4 yrs	4 yrs
Mezzanine Debt	$164	Discounted cash flow	Market yield	13%	22%	15%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Preferred Equity	$3	Discounted cash flow	Market yield	16%	27%	23%
			Estimated remaining life	3 yrs	4 yrs	4 yrs
Structured Products	$583	Discounted cash flow	Discount rate	5%	57%	13%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$18	Third-party vendor pricing	Bid/Ask	95	97	96
Black-Scholes Option Pricing Methodology
Derivative Agreement	$(74)	Black-Scholes model	Volatility	117%	117%	117%
			Estimated remaining life	0.3 yrs	0.3 yrs	0.3 yrs

Total	$4,140

        The following tables show the composition summaries of our investment portfolio at cost basis and fair value, excluding derivative agreements, as a percentage of total investments as of December 31, 2015 and 2014:

	2015	2014
Cost
First Lien Senior Debt	20.1%	40.5%
Second Lien Senior Debt	19.9%	11.2%
Mezzanine Debt	14.0%	10.0%
Preferred Equity	12.4%	13.4%
Common Equity	21.4%	15.0%
Structured Products	12.2%	9.9%

Total	100.0%	100.0%

Fair Value
First Lien Senior Debt	18.4%	40.0%
Second Lien Senior Debt	18.7%	10.9%
Mezzanine Debt	12.1%	7.5%
Preferred Equity	12.1%	7.4%
Common Equity	30.3%	24.9%
Structured Products	8.4%	9.3%

Total	100.0%	100.0%

        We use the Global Industry Classification Standards ("GICS®") for classifying the industry groupings of our portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's, an independent international financial data and investment services company and provider of global equity indexes. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments as of December 31, 2015 and 2014. Our investments in CLO securities and derivative agreements are excluded from the table below. Our investments in CMBS are classified in the Real Estate category.

	2015	2014
Cost
Capital Markets	12.6%	8.3%
Commercial Services and Supplies	12.1%	6.4%
IT Services	9.9%	3.2%
Life Sciences Tools and Services	9.2%	14.5%
Diversified Consumer Services	4.5%	3.7%
Software	4.2%	3.2%
Household Durables	4.1%	3.5%
Real Estate	3.8%	2.7%
Diversified Financial Services	3.0%	1.7%
Health Care Equipment and Supplies	2.9%	4.0%
Professional Services	2.7%	2.8%
Oil, Gas and Consumable Fuels	2.3%	2.0%
Trading Companies and Distributors	2.3%	0.7%
Internet Software and Services	2.1%	0.7%
Health Care Providers and Services	2.0%	2.9%
Containers and Packaging	1.9%	0.7%
Aerospace and Defense	1.8%	1.7%
Distributors	1.7%	1.1%
Independent Power and Renewable Electricity Producers	1.6%	1.2%
Marine	1.5%	1.1%
Hotels, Restaurants and Leisure	1.4%	3.0%
Energy Equipment and Services	1.2%	1.6%
Insurance	1.1%	1.7%
Auto Components	1.0%	3.3%
Specialty Retail	0.9%	1.5%
Textiles, Apparel and Luxury Goods	0.8%	2.5%
Machinery	0.7%	1.8%
Food Products	0.5%	2.2%
Media	—%	2.4%
Other	6.2%	13.9%

Total	100.0%	100.0%

	2015	2014
Fair Value
Capital Markets	23.4%	21.3%
Commercial Services and Supplies	9.3%	5.8%
IT Services	9.1%	2.9%
Life Sciences Tools and Services	7.5%	9.2%
Diversified Consumer Services	5.6%	3.8%
Household Durables	4.3%	3.3%
Software	4.1%	3.0%
Real Estate	3.3%	2.1%
Diversified Financial Services	2.9%	1.1%
Professional Services	2.7%	2.9%
Health Care Providers and Services	2.2%	2.9%
Trading Companies and Distributors	2.2%	0.7%
Distributors	1.9%	1.1%
Independent Power and Renewable Electricity Producers	1.9%	1.2%
Containers and Packaging	1.8%	0.7%
Internet Software and Services	1.8%	0.6%
Oil, Gas and Consumable Fuels	1.8%	1.6%
Aerospace and Defense	1.6%	1.7%
Health Care Equipment and Supplies	1.5%	2.7%
Hotels, Restaurants and Leisure	1.3%	3.2%
Insurance	1.0%	1.7%
Auto Components	1.0%	2.3%
Specialty Retail	0.6%	1.5%
Textiles, Apparel and Luxury Goods	0.4%	2.1%
Food Products	0.3%	2.0%
Media	—%	2.5%
Internet and Catalog Retail	—%	1.9%
Other	6.5%	14.2%

Total	100.0%	100.0%

Note 4.  Borrowings

        Our debt obligations consisted of the following as of December 31, 2015 and 2014:

	2015	2014
Secured revolving credit facility due August 2016, $250 million commitment	$167	$—
Secured revolving credit facility due March 2017, $272 million commitment	272	726
Secured revolving credit facility due October 2016, $500 million commitment	33	51
Secured term loan due August 2017, net of discount	440	444
Unsecured Private Notes due September 2018, net of discount	345	344
European Capital unsecured senior notes, Series 2006-I due January 2022, €52 million	—	64
European Capital unsecured senior notes, Series 2007-I due July 2022, $37.5 million	—	37
European Capital unsecured senior notes, Series 2007-II due July 2022, $37.5 million	—	37

Total	$1,257	$1,703

        The daily weighted average debt balance, excluding discounts, for the years ended December 31, 2015 and 2014 was $2,157 million and $1,091 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.7% and 4.9%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.2% and 4.3%, respectively. The weighted average interest rate on all of our borrowings, excluding deferred financing costs, as of December 31, 2015 was 4.0%.

        As of December 31, 2015 and 2014, the aggregate fair value of the above borrowings was $1,273 million and $1,729 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 3 inputs for our debt as of December 31, 2015 and 2014. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our debt obligations is valued at the closing market quotes as of the measurement date or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Unsecured Private Notes

        On September 20, 2013, we entered into an indenture with U.S. Bank National Association, as trustee, relating to the issuance and sale by us of $350 million in aggregate principal amount of senior unsecured five-year notes ("Private Notes"), for proceeds of $342 million, net of underwriters' discounts. The Private Notes were sold in a private offering to qualified institutional buyers under Rule 144A and outside of the United States pursuant to Regulation S of the Securities Act of 1933, as amended. The Private Notes have a fixed interest rate of 6.50% and mature in September 2018. Interest payments are due semi-annually on March 15 and September 15 and all principal is due on maturity. The Private Notes are rated B3, BB and BB– by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. The indenture contains restrictive covenants that, among other things, limit our ability to: (i) pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; (ii) incur additional debt and issue certain disqualified stock and preferred stock; (iii) incur certain liens; (iv) merge or consolidate with another company or sell substantially all of our assets; (v) enter into certain transactions with affiliates; and (vi) allow to exist certain restrictions on the ability of our subsidiaries to pay dividends or make other payments to us. The indenture also contains certain customary events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, a cross payment or acceleration default on an aggregate $50 million or more of other indebtedness, covenant defaults, bankruptcy events and failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the Private Notes.

European Capital Unsecured Senior Notes

        In December 2006, European Capital entered into a note purchase agreement to issue €52 million of senior unsecured 15-year notes due January 2022 to accredited investors in a private placement offering ("Series 2006-I Notes"). The Series 2006-I Notes had a floating rate of EURIBOR plus 2.75%. On June 17, 2015, the Series 2006-I Notes were repaid in full. In March 2007, European Capital entered into note purchase agreements to issue two $37.5 million of senior unsecured notes due July 2022 to accredited investors in a private placement offering ("Series 2007-I Notes" and "Series 2007-II Notes"). The Series 2007-I Notes and Series 2007-II Notes had a floating rate of LIBOR plus 2.75%. On August 18, 2015, the Series 2007-I Notes and Series 2007-II Notes were repaid in full.

Secured Term Loan Facility

        On February 26, 2014, we entered into an amendment (the "Amendment") to the amended secured term loan facility under our Senior Secured Term Loan Credit Agreement, dated as of August 23, 2013, with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Secured Term Loan Facility").

        The Amendment reduced the interest rate on the Secured Term Loan Facility, which had an outstanding principal balance of $450 million as of the closing date, from LIBOR plus 3.00%, with a LIBOR floor of 1.00%, to LIBOR plus 2.75%, with a LIBOR floor of 0.75%. The Amendment also extended the Secured Term Loan Facility's maturity date by one year to August 2017.

        In accordance with FASB ASC Subtopic No. 470-50, Modifications and Extinguishments, $447 million of debt exchanged with the same lenders met the criterion for and was accounted as a modification of debt. Existing unamortized deferred financing costs and discount attributable to the modification of the Secured Term Loan Facility of $9 million will be amortized into interest expense over the life of the Secured Term Loan Facility using the effective interest method, while fees paid to other third-party advisors of $1 million were expensed and included in general and administrative expenses in the consolidated statements of operations.

        As of December 31, 2015, the interest rate on our Secured Term Loan Facility was 3.50% and the borrowing base coverage was 385%. The Senior Term Loan Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the $250 Million Revolving Credit Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the Secured Term Loan Facility.

        The following table sets forth the scheduled amortization on the secured term loans and unsecured private notes:

August 2016	$4.5 million
Secured Term Loans due August 2017	Outstanding Balance
Unsecured Private Notes due September 2018	Outstanding Balance

$250 Million Revolving Credit Facility

        On August 22, 2012, we obtained a four-year $250 million secured revolving credit facility (the "$250 Million Revolving Credit Facility"), which bears interest at a rate per annum equal to LIBOR plus 3.75%. As of December 31, 2015, the interest rate on the $250 Million Revolving Credit Facility was 4.00%.

        On August 22, 2015, the commitment termination date, we chose not to renew commitments under the facility, and as a result, the outstanding balance on the $250 Million Revolving Credit Facility is repayable ratably over the final 12 months until the maturity date on August 22, 2016.

        As of December 31, 2015, the total debt outstanding under our $250 Million Revolving Credit Facility was $167 million. The $250 Million Revolving Credit Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the Secured Term Loan Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the $250 Million Revolving Credit Facility.

$1.25 Billion Revolving Credit Facility

        On June 27, 2014, ACAS Funding I, LLC, a wholly-owned financing subsidiary, obtained a $750 million secured revolving credit facility provided by Bank of America, N.A. On March 6, 2015, the commitments to the existing $750 million secured revolving credit facility were increased by $500 million to $1.25 billion (the "$1.25 Billion Revolving Credit Facility"). In addition to the increase, the maturity date of the facility was extended to March 6, 2017. On December 11, 2015, we closed an amendment which amended certain covenants to permit ACAS Funding I, LLC to repatriate the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. In addition, commencing on December 27, 2015 the commitments are calculated as the greater of total debt outstanding or $100 million. The facility bears interest at a rate per annum equal to LIBOR plus 1.60%. As of December 31, 2015, the interest rate on the $1.25 Billion Revolving Credit Facility was 1.99%.

        As of December 31, 2015, the facility is in a wind down period that prohibits us from purchasing additional assets or borrowing under the facility. We can reinstate our ability to borrow and purchase assets at any time prior to February 6, 2017, subject to certain terms outlined in the credit agreement.

        We are required to pay a fee on the unused commitments under the facility in an amount equal to 1.60% on the average daily unused amount of lender commitments up to 60% of the daily average of total commitments, and 0.75% on the lesser of 40% of the daily average total commitments and average daily unused amount. Under the amendment, the unused fee was reduced to 0.50% on the average daily unused amount. To the extent we reinstate our ability to borrow, the unused fees will increase to the rates paid prior to the amendment on the three month anniversary of our ability to borrow under the facility being reinstated. All fees are payable quarterly. As of December 31, 2015, the total debt outstanding under our $1.25 Billion Revolving Credit Facility was $272 million, which was secured by cash, receivables and portfolio investments with a fair value of $535 million. The credit facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, the breach of representations or covenants, credit triggers, the loss of key personnel, a change in investment manager, the occurrence of certain regulatory or criminal proceedings, bankruptcy events and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the $1.25 Billion Revolving Credit Facility.

$500 Million Revolving Credit Facility

        On October 30, 2014, ACAS Funding II, LLC, a wholly-owned financing subsidiary, obtained a $500 million secured revolving credit facility (the "$500 Million Revolving Credit Facility"), provided by Deutsche Bank AG. The $500 Million Revolving Credit Facility, which matures in October 2016, bears interest at a rate per annum equal to LIBOR plus 1.60%. On December 14, 2015, we closed an amendment that amended certain covenants to permit ACAS Funding II, LLC to repatriate the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. As of December 31, 2015, the interest rate on the $500 Million Revolving Credit Facility was 1.93%.

        As of December 31, 2015, the total debt outstanding under our $500 Million Revolving Credit Facility was $33 million, which was secured by cash, receivables and portfolio investments with a fair value of $113 million. As of December 31, 2015, we were in compliance with all of the covenants under the $500 Million Revolving Credit Facility. On January 6, 2016, the $500 Million Revolving Credit Facility was repaid in full and terminated.

Future Debt Maturities

        The maturities of our debt obligations, excluding discounts, as of December 31, 2015 were as follows:

2016	$204
2017	709
2018	350
Thereafter	—

Total	$1,263

Note 5.  Stock Options

        We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As required by the 1940 Act, we are restricted from issuing awards to our employees and non-employee directors to the extent that the amount of voting securities that would result from the exercise of all such awards at the time of issuance exceeds 20% of our outstanding voting securities. As of December 31, 2015, there were 4.1 million shares available to be granted under the employee stock option plans and in accordance with the 1940 Act restrictions.

        Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2015, there were no shares available to be granted under the non-employee director stock option plans. No employee or non-employee director stock options were granted during the year ended December 31, 2015. Employee stock options of 0.1 million were granted during the year ended December 31, 2014. No non-employee director stock options were granted during the year ended December 31, 2014. Employee and non-employee director stock options of 3.7 million were granted during the year ended December 31, 2013.

        During the first quarter of 2014, we concluded that our Chief Executive Officer had been granted stock options in excess of the individual employee limits established in certain of our stock option plans. These stock option grants were made during fiscal years 2010, 2011 and 2012. As a result, the stock option grants in excess of the individual limits in any stock option plan have been considered null and void. Therefore, stock-based compensation expense associated with the null and void options of $3.5 million was reversed in the first quarter of 2014.

        In addition, the communication of the voided stock option grants to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the voided stock option grants in return for services to be performed by our Chief Executive Officer during the option vesting periods. This financial obligation has been accounted for as a liability award and stock-based compensation expense of $5.8 million associated with prior periods was recorded in the second quarter of 2014. The net impact of these adjustments was additional stock-based compensation expense of $2.3 million during the first quarter of 2014. An additional $1.4 million of income tax expense was recorded during the first quarter of 2014 as a result of these adjustments. These errors were immaterial to the individual prior periods impacted. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive

Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        In conjunction with the American Capital Equity III, LP transaction, certain investment professionals were transferred to a wholly-owned subsidiary of ACAM, our wholly-owned portfolio company which manages American Capital Equity III, LP. Concurrent with this transfer, the vesting of any unvested stock options held by these investment professionals as of the date of the transfer was accelerated. In accordance with ASC 718, the acceleration of the unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $5 million during the third quarter of 2014.

        As discussed in Note 9, due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business which resulted in a workforce reduction of our employees in the fourth quarter of 2014. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and the employees were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the year ended December 31, 2015, in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, the acceleration of 1.0 million unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $4 million related to additional workforce reductions.

Fair Value Disclosures

        No stock options were granted during the year ended December 31, 2015. The following table reflects the weighted average fair value per stock option granted during the years ended December 31, 2014 and 2013, as well as the weighted average assumptions used in determining those fair values using a Black-Scholes option pricing model.

	2014	2013
Options granted (in millions)	0.1	3.7
Weighted average fair value per option on grant date	$6.89	$5.88
Expected dividend yield	—%	—%
Expected volatility	42%	41%
Risk-free interest rate	2.1%	1.2%
Expected life (years)	6.8	6.7

Stock Option Activity

        A summary of the activity of our stock option plans as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	45.1	$9.21
Exercised	(12.0)	$7.71
Canceled and expired	(0.9)	$13.17

Options outstanding, end of year	32.2	$9.66

Options exercisable, end of year	26.4	$9.56

        The following table summarizes information about our stock options outstanding as of December 31, 2015:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding	Weighted Average Remaining Contractual life	Weighted Average Exercise Price	Exercisable	Weighted Average Remaining Contractual life	Weighted Average Exercise Price
$0.94 to $5.00	3.6	3.2	$4.02	3.6	3.2	$4.02
$5.01 to $10.00	16.5	5.1	$7.35	13.5	5.0	$7.11
$10.01 to $15.00	8.3	5.9	$11.31	5.5	5.7	$11.03
$15.01 to $20.00	3.0	2.8	$16.69	3.0	2.7	$16.71
$20.01 to $47.90	0.8	1.1	$39.41	0.8	1.1	$39.41

	32.2	4.8	$9.66	26.4	4.5	$9.56

        As of December 31, 2015, the total compensation cost related to non-vested stock options not yet recognized was $6 million with a weighted average period to be recognized of 1.5 years. As of December 31, 2015, the intrinsic value for stock options outstanding and exercisable was $163 million and $141 million, respectively.

        For the years ended December 31, 2015, 2014 and 2013, we recorded stock-based compensation expense attributable to our stock options of $18 million, $44 million and $30 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience. For the years ended December 31, 2015, 2014 and 2013, the intrinsic value of stock options exercised were $80 million, $44 million and $41 million, respectively.

Note 6.  Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Plan") for the purpose of granting cash bonus awards to our employees. The Compensation, Corporate Governance and Nominating Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the "Trust") which is administered by a third-party trustee. The Compensation, Corporate Governance and Nominating Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation, Corporate Governance and Nominating Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

        The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2015, 2014 and 2013, cash bonus awards of $13 million, $10 million and $1.5 million, respectively, were granted under the Deferred Plan.

        As discussed in Note 5, during the first quarter of 2014, we concluded that our Chief Executive Officer had been granted $2.6 million of cash bonus awards in fiscal year 2007 in excess of the annual individual employee limit established in the Deferred Plan. As a result, the $2.6 million of cash bonus awards have been considered null and void. Stock-based compensation expense associated with the null and void cash bonus awards of $2.6 million was reversed in the first quarter of 2014.

        In addition, the communication of the $2.6 million of excess cash bonus awards to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the cash bonus awards in return for services to be performed by our Chief Executive Officer during the award vesting period. The financial obligation has been accounted for as a liability award and stock-based compensation expense of $1.5 million associated with prior periods was recorded in the first quarter of 2014. The net impact of these adjustments was a $1.1 million reduction to stock-based compensation expense in the first quarter of 2014. An additional $0.3 million of income tax expense was recorded during the first quarter of 2014 as a result of these adjustments. These errors were immaterial to the individual prior periods impacted. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares from the Trust which had previously been forfeited by former employees prior to being fully vested in their shares.

        During the years ended December 31, 2015, 2014 and 2013, we recorded stock-based compensation expense of $8 million, $5 million and $2 million, respectively, attributable to the Deferred Plan. As of December 31, 2015, the total compensation cost related to non-vested cash bonus awards not yet recognized was $10 million with a weighted average period to be recognized of 2.3 years.

        A summary of the bonus awards under the Deferred Plan as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of year	0.5	$14.84
Granted	0.9	$14.35
Vested	(0.5)	$14.73
Canceled	0.0	$13.38

Non-vested, end of year	0.9	$14.40

        As of December 31, 2015, there were 2.8 million shares of our common stock in the Trust that were vested but not yet distributed to the employees.

Long Term Incentive Plan Liability

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, European Capital Asset Management Limited ("ECAM"), a wholly-owned subsidiary of ACAM, under Long Term Incentive Plans (the "Plans") for an issue price determined at the time of issuance. The Plans have a 5-year vesting period. The Redeemable Preferred Shares are subdivided into subclasses of shares. The redemption value of each sub-class of Redeemable Preferred Shares is calculated using a predetermined formula and is based on the net liquidity proceeds, as defined in the Plans, on the exit of specifically referenced investments of European Capital in excess of certain hurdle rates. The Plans have annual calculation and redemption dates through December 31, 2018 and March 1, 2019, respectively, for sub-classes A, B and C and December 31, 2023 and March 1, 2024, respectively, for sub-classes D, E and F. Redeemable Preferred Shares related to specifically referenced investments not exited at the final annual calculation dates will be redeemed after the receipt of subsequent net liquidity proceeds or, if specifically referenced investments that remain outstanding on January 1, 2020 for sub-classes A, B and C and January 1, 2025 for sub-classes D, E and F, will be redeemed based on the realizable value of the remaining referenced investments. European Capital elected to recognize the Redeemable Preferred Shares at fair value in accordance with FASB ASC Topic 825, Financial Instruments.

        The holders of the Redeemable Preferred Shares have no rights to participate in or receive notice of any general meeting of European Capital and the shares are generally not transferable. The Redeemable Preferred Shares have no rights to receive dividends. During the three months ended March 31, 2015, a portion of Redeemable Preferred Shares were redeemed and European Capital realized a loss of $46 million, offset by a reversal of unrealized depreciation of $46 million, which is included in net realized (loss) gain and net unrealized appreciation in our consolidated statements of operations.
        The fair value of the Redeemable Preferred Shares is calculated as of December 31, 2015 and 2014 using the net present value of the estimated future cash flows of the underlying European Capital investments with discounts applied for equity risk, liquidity risk, credit risk, minority interests, lack of marketability and a forfeiture rate. The fair value of the Redeemable Preferred Shares as of December 31, 2015 and 2014 was $34 million and $82 million, respectively, which is included in other liabilities in our consolidated balance sheets. The fair value of the underlying European Capital investments as of December 31, 2015 and 2014 was $367 million and $608 million, respectively. As of December 31, 2015, the redemption amount for 2016 is expected to be approximately $11 million.

        The following table summarizes the number of shares issued and redeemed for the year ended December 31, 2015:

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2014	412	413	589	100	100	100	1,714
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(68)	(68)	(98)	—	—	—	(234)

Balance, December 31, 2015	344	345	491	100	100	100	1,480

Note 7.  Net Operating Income and Net Earnings Per Common Share

        The following table sets forth the computation of basic and diluted net operating income and net earnings per common share for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Numerator for basic and diluted net operating income per common share	$253	$117	$156

Numerator for basic and diluted net (loss) earnings per common share	$(187)	$434	$184

Denominator for basic weighted average common shares	267.2	268.2	291.6
Employee stock options and awards	—	12.5	12.3

Denominator for diluted weighted average common shares	267.2	280.7	303.9

Basic net operating income per common share	$0.95	$0.44	$0.53
Diluted net operating income per common share	$0.95	$0.42	$0.51
Basic net (loss) earnings per common share	$(0.70)	$1.62	$0.63
Diluted net (loss) earnings per common share	$(0.70)	$1.55	$0.61

        In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

        In computing diluted EPS, only potential common shares that are dilutive, those that reduce EPS or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive, such as when a net loss is reported. Therefore, basic EPS and diluted EPS are computed using the same number of weighted average shares for the year ended December 31, 2015 as we incurred a net loss for that period.

        Stock options and unvested shares under our deferred compensation plan of 37.7 million, 7.6 million and 8.6 million for the years ended December 31, 2015, 2014 and 2013, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

Note 8.  Geographic Data

        The following table presents total operating revenue and total assets as of and for the years ended December 31, 2015, 2014 and 2013 by geographic location, excluding Structured Products. The geographic location of a portfolio company investment is determined by the location of the corporate headquarters of the portfolio company.

	2015	2014	2013
Operating revenue
United States	$504	$392	$400
International	58	14	15

Total operating revenue	$562	$406	$415

Total assets
United States	$5,185	$6,311	$4,834
International	641	746	899

Total assets	$5,826	$7,057	$5,733

Note 9.  Restructuring Costs

        Due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business in the fourth quarter of 2014, which resulted in a workforce reduction of approximately 13% of our employees and the closing of one of our offices as well as the elimination of certain functions at other offices. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and they were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. We recorded charges for both severance and related employee costs and excess office facilities costs of $24 million for the year ended December 31, 2014, including $11 million from the modification of stock options. In addition, during the year ended December 31, 2015, we recorded charges for both severance and related employee costs of $12 million, including $4 million from the modification of stock options related to additional workforce reductions. The severance and related employee costs and the additional stock-based compensation expense resulting from the modification are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations. The liability for employee severance costs and excess facilities is included in other liabilities in our consolidated balance sheet as of December 31, 2015.

        In determining our liability related to excess office facilities, we are required to estimate such factors as future vacancy rates, the time required to sublet properties and sublease rates. These estimates are reviewed quarterly based on known real estate market conditions and the credit-worthiness of subtenants, and may result in revisions to the liability. Our remaining liability of $4 million as of December 31, 2015 related to these excess office facilities represents gross lease commitments with agreements expiring at various dates through 2023 of approximately $20 million, net of committed and estimated sublease income of approximately $15 million and a present value factor of $1 million. We have entered into signed sublease arrangements for approximately $2 million, with the remaining $13 million based on estimated future sublease income.

        The following table summarizes the restructuring accrual activity during the year ended December 31, 2015:

	Severance	Excess Office Facilities	Total
Balance, December 31, 2014	$8	$5	$13
Restructuring charges	6	—	6
Cash payments	(7)	(1)	(8)

Balance, March 31, 2015	7	4	11
Restructuring charges	—	—	—
Cash payments	(4)	—	(4)

Balance, June 30, 2015	3	4	7
Restructuring charges	—	—	—
Cash payments	(1)	—	(1)
Accretion of net present value	—	1	1

Balance, September 30, 2015	2	5	7
Restructuring charges	2	—	2
Cash payments	—	(1)	(1)

Balance, December 31, 2015	$4	$4	$8

Note 10.  Shareholders' Equity

        Our common stock activity for the years ended December 31, 2015, 2014 and 2013 was as follows:

	2015	2014	2013
Common stock outstanding at beginning of period	266.9	270.2	304.4
Issuance of common stock under stock option plans	12.0	5.3	5.1
Repurchase of common stock	(36.9)	(8.9)	(40.4)
Distribution of common stock held in deferred compensation trust	0.6	0.3	1.1

Common stock outstanding at end of period	242.6	266.9	270.2

Share Repurchase Program

        During 2011, our Board of Directors adopted a program pursuant to which it will consider quarterly setting an amount to be utilized for share repurchases or dividends (the "Program"). Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to its NAV per share, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to its NAV per share.

        Repurchases under the Program were suspended in March 2014 as we undertook a process to evaluate potential capital requirements that could result from our previously announced plan to consider organizational changes to enhance shareholder value. We later announced that our Board had unanimously approved a plan to proceed with the spin-off of most of its investments in new a BDC to our shareholders, with American Capital continuing as a public asset manager. During the first quarter of 2015, our Board of Directors determined that it was appropriate to reinstate authorization for share repurchases while we seek to accomplish the announced spin-off. We included the written notice to stockholders required by Section 23(c) of the 1940 Act regarding the possibility of share repurchases over the next six months in a Letter to Stockholders dated September 11, 2015. Our Board of Directors modified the Program during the fourth quarter of 2015 to authorize the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of our most recent quarterly NAV per share, subject to certain conditions. We have entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit.

        In determining the quarterly amount, the Board of Directors will be guided by our net cash provided by operating activities in preceding quarters, our capital requirements associated with completion of the spin-off transaction, our cash position, operational issues, economic conditions and the current trading price of our common stock and other factors. During the year ended December 31, 2015, we repurchased a total of 36.9 million shares of our common stock in the open market for $526 million at an average price of $14.25 per share. During the year ended December 31, 2014, we repurchased a total of 8.9 million shares of our common stock in the open market for $137 million at an average price of $15.38 per share. During the year ended December 31, 2013, we repurchased a total of 40.4 million shares of our common stock in the open market for $561 million at an average price of $13.90 per share.

        The Program may be further suspended, terminated or modified at any time for any reason. The Program does not obligate us to acquire any specific number of shares of our common stock.

Note 11.  Income Taxes

        As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had both net operating loss carryforwards and net long-term capital loss carryforwards as of December 31, 2015. Our tax fiscal year ends on September 30.

        Effective October 1, 2014, we consolidated our wholly-owned portfolio company, European Capital in our consolidated financial statements. European Capital and its wholly-owned subsidiary, European Capital S.A. SICAR (collectively, "ECAS") are both controlled foreign corporations for U.S. tax purposes. Each entity pays an immaterial amount of non-U.S. income taxes. ECAS may produce subpart F income that must be reported on the U.S. tax return of American Capital.

        We file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

        The following table sets forth the significant components of our deferred tax assets and liabilities as of December 31, 2015 and 2014:

	2015	2014
Deferred Tax Assets
Net operating loss carryforwards	$233	$195
Basis differences in ordinary investments	102	139
Stock-based compensation	57	65
Basis differences in investments held in European Capital	155	193
Other	25	25

Total ordinary deferred tax assets	572	617

Net capital loss carryforwards	72	—
Basis differences in capital investments	99	230

Total capital deferred tax assets	171	230

Total deferred tax assets	743	847
Less valuation allowance	(300)	(168)

Total deferred tax assets less valuation allowance	443	679

Deferred Tax Liabilities
Basis differences in ACAM	(231)	(309)
Other	(14)	(16)

Total deferred tax liabilities	(245)	(325)

Total net deferred tax asset	$198	$354

        The table above classifies certain deferred tax assets and liabilities based on management's estimate of the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from the above classification based on the ultimate form of recognition of the timing difference.

        As of December 31, 2015, our deferred tax asset was $743 million, our deferred tax liability was $245 million, our valuation allowance was $300 million and our net deferred tax asset was $198 million.

        We estimate the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from our estimated classification based on the ultimate form of recognition of the timing difference. As of December 31, 2015, we believe that it is more likely than not that we will have future ordinary income to realize the majority of our ordinary deferred tax assets and therefore did not record a valuation allowance against these ordinary deferred tax assets.

        As of December 31, 2015, we determined that it is not more likely than not that we will be able to utilize our ordinary deferred tax asset related to our investment in European Capital in its entirety. In determining the amount of the valuation allowance to be established, we assessed all available evidence, both positive and negative. During the three months ended December 31, 2015, the negative evidence outweighed the positive evidence in determining whether it was more likely than not that the ordinary deferred tax asset would be realized. Significant negative evidence existed in management's update to the strategic review, resulting in uncertainty about the ability to generate sufficient income to utilize the deductible inside basis differences and qualified deficits related to the investment in European Capital. We believe that $14 million of the ordinary deferred tax asset will be realized; however, we established a valuation allowance against the remaining portion of the ordinary deferred tax asset. As a result, we recognized a tax provision of $141 million associated with the establishment of the valuation allowance.

        On April 1, 2015, the New York State Legislature passed legislation that enacted several tax law changes that impact American Capital. As a result of the tax law changes, it is more likely than not that a portion of our net operating losses ("NOL") generated in New York City will expire unutilized. Therefore, during the year ended December 31, 2015, we recorded a $12 million valuation allowance against a $13 million deferred tax asset related to $144 million of NOLs generated in New York City.

        We continue to maintain a valuation allowance against a significant portion of our capital deferred tax assets. We believe that it is more likely than not that we will be able to utilize $25 million of our capital deferred tax assets as of December 31, 2015 and we have established a valuation allowance of $147 million against the remaining capital deferred tax assets.

        We continue to assess our ability to realize our existing capital deferred tax assets. We believe that due to the recent decision to solicit offers to acquire individual lines of business or the company in its entirety, certain investments that had previously been determined to be long-lived assets may provide a source of taxable income to realize certain capital deferred tax assets. Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted.

        Under ASC 718, our capital in excess of par value in our shareholders' equity includes the excess tax benefits generated from our stock-based compensation plans when our allowable income tax deduction for the award exceeds the compensation expense recorded for book purposes ("APIC Pool"). As of December 31, 2015, our APIC Pool totaled $35 million.

        Additionally, under Sections 382 and 383 of the Code, following an "ownership change," certain limitations apply to the use by a "loss corporation" of certain tax attributes including net operating loss carryforwards, capital loss carryforwards, unrealized built-in losses and tax credits arising before the "ownership change." Such tax attributes represent substantially all of our deferred tax assets. In general, an "ownership change" would occur if there is a cumulative change in the ownership of our common stock of more than 50% by one or more "5% shareholders" during a three-year period. In the event of an "ownership change," the tax attributes that may be used to offset our future taxable income in each year after the "ownership change" will be subject to an annual limitation. In general, the annual limitation is equal to the product of the fair market value of our common stock on the date of the "ownership change" and the "long term tax exempt rate" (which is published monthly by the Internal Revenue Service), subject to specified adjustments. This limitation could accelerate our cash tax payments and could result in a significant portion of our deferred tax asset expiring before we could fully use it. On April 27, 2012, we amended our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock through April 27, 2015. These restrictions reduced, but did not eliminate, the risk of an "ownership change" through their expiration date.

        As of December 31, 2015, we estimate that we had $555 million of federal net operating loss carryforwards and various state net operating loss carryforwards for which we have recorded a gross ordinary deferred tax asset of $233 million. The ordinary deferred tax asset includes a reduction of $14 million for the excess tax benefits generated from our stock-based compensation plans that resulted in an increase in our net operating losses, but which may not be recorded until utilization. For federal income tax purposes, the net operating loss carryforwards expire in various years from 2030 through 2034. The timing and manner in which we will utilize any net operating loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code and applicable state laws.

        A reconciliation of the provision (benefit) for income taxes computed at the U.S. federal statutory corporate income tax rate and our effective tax rate for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Tax on income computed at federal statutory corporate tax rate	$(12)	$174	$83
State taxes, net of federal tax benefit	(4)	22	12
Valuation allowance	142	(236)	7
Rate difference on dividend income	(10)	(10)	(6)
Change in state tax rate	(10)	(26)	(12)
Disallowed compensation pursuant to IRS Sec. 162(m)	—	13	—
Consolidation of ACCH	—	69	—
Consolidation of European Capital	—	71	—
Earnings of European Capital	10	—	—
Permanent difference on European Capital appreciation	—	(30)	—
State deferred tax offset by valuation allowance	—	—	(27)
Capital gain on tax deconsolidation of a CML subsidiary	35	—	—
Other	1	17	(4)

Total provision for income taxes	$152	$64	$53

        During the first quarter of 2015, we restructured our investment in CML Pharmaceuticals, Inc. ("CML"), which resulted in the recognition of an ordinary loss. We recognized a $136 million ordinary loss on our equity investment in CML, which was $9 million less than the book realized loss of $145 million, due to consolidated basis adjustments in prior years as a result of CML filing with American Capital's consolidated tax return. In addition, CML recognized an $83 million capital gain on an operating subsidiary that was offset by capital loss carryforwards at American Capital. We will not be reimbursed through the tax sharing agreement for the utilization of the capital loss carryforward and this was a permanent difference in income recognition. The net impact was a decrease of our gross deferred tax asset of $35 million, offset by a reduction in the valuation allowance of $35 million, resulting in no net tax impact to the provision.

        During the first and second quarters of 2015, we recognized subpart F income on our U.S. tax return from our investment in European Capital that resulted in a $10 million tax provision, net of related changes in European Capital's deferred tax assets.

        We recognized a provision of $142 million in 2015 related to an increase in the valuation allowance against our net deferred tax assets. A significant portion of the increase is due to the change in judgment that it was not more likely than not that the company would be able to realize its deferred tax asset related to its investment in European Capital in its entirety.

        Components of our tax provision (benefit) for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Current Tax (Benefit) Provision
Federal	$(8)	$7	$2
State	1	—	1

Total current tax (benefit) provision	(7)	7	3

Deferred Tax Provision
Federal	143	49	50
State	16	8	—

Total deferred tax provision	159	57	50

Total provision for income taxes	$152	$64	$53

        We identify our major tax jurisdictions as federal, New York and Maryland. The federal tax fiscal years ended September 30, 2012, 2013 and 2014 for American Capital remain subject to examination by the Internal Revenue Service ("IRS"). During the first quarter of 2014, we received notice from the IRS that their examination of the September 30, 2008 tax year was concluded and no changes to income or tax resulted.

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. The following is a reconciliation of the beginning and ending balance of unrecognized tax benefits:

Unrecognized tax benefits—January 1, 2015	$48
Increase related to positions taken during the current year	—

Unrecognized tax benefits—December 31, 2015	$48

        The unrecognized tax benefit has been presented as a reduction of an ordinary deferred tax asset for a net operating loss.

Note 12.  Commitments and Contingencies

        In the normal course of business, we enter into contractual agreements that facilitate transactions or provide general indemnifications against losses, costs, claims and liabilities arising from the performance of our obligations under such agreements. We have not had any claims nor made any payments pursuant to such agreements. We cannot estimate the maximum potential exposure under these arrangements as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of any material loss to us to be remote.

        We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

        As of December 31, 2015, we had commitments under loan and financing agreements to fund up to $213 million to 28 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. As of December 31, 2015, European Capital and its affiliates had a commitment of $62 million to fund European Capital UK SME Debt LP and $100 million to fund a European Capital debt fund ("ECAS debt fund"). In addition, as of December 31, 2015, ACAM had a commitment of $125 million to American Capital Equity III, LP, which is to be funded by an equity investment from American Capital. See Note 14 to our audited consolidated financial statements included in this Annual Report on Form 10-K for further discussion of ACAM's American Capital Equity III, LP's commitment.

Non-Cancelable Operating Leases

        We have non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2015, 2014 and 2013 was $10 million, $10 million and $9 million, respectively.

        Future minimum lease payments under non-cancelable operating leases as of December 31, 2015, net of any expected receipts under non-cancelable subleases, were as follows:

2016	$14
2017	14
2018	15
2019	14
2020	13
Thereafter	56

Total	$126

Total Return Swaps

        ACTRS, a wholly-owned consolidated affiliate of American Capital, entered into TRS transactions with Citibank, N.A. (the "2012 TRS" and "2012 TRS II"). The TRS', which are non-recourse to American Capital, replicate the performance of reference pools of senior floating rate loans (each, a "Reference Pool"). The maximum amount of the loans that was included in the Reference Pool was $400 million (determined at the time each such loan is added to the Reference Pool) and the maximum cash collateral requirement was $100 million. As of December 31, 2014, ACTRS had provided $100 million of cash collateral for the loans in the 2012 TRS and 2012 TRS II Reference Pools, which is recorded in the financial statement line item restricted cash and cash equivalents in our consolidated balance sheets. As of December 31, 2014, the loans in the Reference Pools for the 2012 TRS and the 2012 TRS II had a notional of approximately $27 million. The 2012 TRS and 2012 TRS II matured in December 2014 and the posted cash collateral was returned to ACTRS in 2015.

Note 13.  Significant Subsidiaries

        We have determined that for the year ended December 31, 2015, or for the periods presented in our audited consolidated financial statements included in this Annual Report on Form 10-K, European Capital Limited, CML Pharmaceuticals, Inc., SEHAC Holding Corporation and WIS Holding Company, Inc. have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X. Accordingly, pursuant to Rule 4-08(g) of Regulation S-X, aggregate financial information for the nine months ended September 30, 2014 and year ended December 31, 2013 for European Capital Limited and for the years ended December 31, 2015, 2014 and 2013 for

CML Pharmaceuticals, Inc., SEHAC Holding Corporation and WIS Holding Company, Inc. have been included as follows:

	2015	2014	2013
Current assets	$179	$248	$307
Noncurrent assets	$720	$1,667	$1,947
Current liabilities	$148	$162	$133
Noncurrent liabilities	$589	$818	$861
Redeemable preferred stock	$—	$222	$219
Total revenue	$926	$934	$829
Total operating expenses	$856	$853	$707
Net operating income	$70	$81	$122
Net income	$5	$22	$183

Note 14.  Asset Sales

        On August 5, 2015, we entered into a definitive agreement to sell certain CLO equity investments to American Capital CLO Fund I, LP ("ACAS CLO Fund I") for $300 million. The purchase price was the aggregate fair value of the CLO equity investments as of June 30, 2015, subject to customary adjustments. The closing of the sale occurred on November 2, 2015. ACAS CLO Fund I is a $450 million private investment fund, which invests primarily in equity tranches of CLOs. ACAS CLO Fund I is managed by a subsidiary of ACAM for customary management and incentive fees.

        The ECAS debt fund is a private debt fund that closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. We anticipate a final closing by March 2016 to increase the investment capacity of the fund. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS debt fund. European Capital received €158 million ($170 million) for the sale of these assets and recognized a realized loss of €4 million ($5 million). As of December 31, 2015, European Capital's investment in the ECAS debt fund had a cost basis and fair value of $81 million and $85 million, respectively. As of December 31, 2015, European Capital had an unfunded commitment of €91 million ($100 million) to the ECAS debt fund.

        On April 28, 2014, we completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, we entered into a Contribution and Redemption Agreement with the Fund pursuant to which we agreed to contribute 100% of our equity and equity-related investments in seven portfolio companies (Affordable Care Holding Corp., Avalon Laboratories Holding Corp., CIBT Investment Holdings, LLC, FAMS Acquisition, Inc., Mirion Technologies, Inc., PHI Acquisitions, Inc. and SMG Holdings, Inc.) to the Fund and to provide the Fund with an option to acquire our equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. For the three months ended June 30, 2015, we recognized a realized loss of

$225 million on our WRH, Inc. equity investment offset by a (i) $115 million reversal of unrealized depreciation on the investment, (ii) $65 million reversal of unrealized depreciation on the Equity Option derivative and (iii) $45 million realized gain on the Equity Option. The Fund's aggregate $1.1 billion capital commitment includes a commitment of $200 million from ACAM for Primary Investments, of which $125 million was undrawn as of December 31, 2015.

Note 15.  Related Party Transactions

        As a BDC, we are required by law to make available significant managerial assistance to our eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. We have an operations team with significant turnaround and bankruptcy experience that assists our investment professionals in providing intensive operational and managerial assistance to our portfolio companies that require such assistance. As of December 31, 2015, we had board seats on 38 companies in our investment portfolio. Providing assistance to the companies in our investment portfolio serves as an opportunity for us to maximize their value.

        The following table shows the operating revenue from our control investments, as defined under the 1940 Act, for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Operating Revenue—Control Investments
Interest and dividend income	$288	$263	$221
Fee income	$49	$42	$52

American Capital Asset Management

        Our fund management business is conducted through ACAM. In general, ACAM provides investment management services through consolidated subsidiaries that enter into management agreements with each of its managed funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from its investments in those funds. Under the management agreements, ACAM's responsibilities include, but are not limited to, sourcing, analyzing and executing investments and asset sales, delivering financial and compliance reports to investors in the funds under management, administering the daily business and affairs of the funds under management and performing other asset management duties. We have entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, we provide investment advisory and oversight services to ACAM, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. During the years ended December 31, 2015, 2014 and 2013, we recognized operating revenues from our investment in ACAM of $152 million, $111 million and $133 million, respectively.

European Capital

        As discussed in Note 2 to these consolidated financial statements, we consolidated our investment in European Capital effective October 1, 2014. ACAM, through its subsidiary, ECAM, acts as the investment manager to European Capital. Under ACAM's investment management agreement with European Capital, ACAM is entitled to receive an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011, 2012, 2013 and 2014. During the first quarter of 2015, the investment management agreement with European Capital was amended to cancel the incentive fee for 2015 and going forward. The management fee charged by ACAM was $13 million for the year ended December 31, 2015 and $5 million for the quarter ended December 31, 2014, which is included in our consolidated statements of operations.

        As discussed in Note 6 to these consolidated financial statements, European Capital has issued Redeemable Preferred Shares to employees of ECAM as part of long term employee incentive plans. These shares are redeemable by European Capital based on the aggregate returns on investments made after January 1, 2012 and are treated as mandatorily redeemable preferred stock in our consolidated balance sheets in accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity. The fair value of the Redeemable Preferred Shares as of December 31, 2015 and 2014 was $34 million and $82 million, respectively, which is included in other liabilities in our consolidated balance sheets. For the year ended December 31, 2015, Redeemable Preferred Shares were redeemed and European Capital realized a loss of $46 million offset by a reversal of unrealized depreciation of $46 million, which is included in net realized (loss) gain and net unrealized appreciation in our consolidated statements of operations.

American Capital Equity I, LLC and American Capital Equity II, LP

        On June 30, 2015, we entered into stock purchase agreements with American Capital Equity I, LLC and American Capital Equity II, LP under which we acquired secondary and add-on investments in 24 portfolio companies for an aggregate purchase price of $145 million. The initial purchase price for such investments was based on the fair value of the investments as of March 31, 2015, but is potentially subject to increase on June 30, 2016 as a result of certain post-closing adjustments. For the year ended December 31, 2015, we recorded $31 million of net unrealized depreciation after our acquisition of these investments, which is included in net unrealized appreciation in our consolidated statements of operations.

Note 16.  Selected Quarterly Data (Unaudited)

        The following tables present our quarterly financial information for the fiscal years ended December 31, 2015 and 2014:

	Three Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	Year Ended December 31, 2015
Total operating revenue	$154	$168	$176	$173	$671
Net operating income ("NOI")	$50	$67	$75	$61	$253
Net increase (decrease) in net assets resulting from operations	$15	$62	$(37)	$(227)	$(187)
NOI per basic common share(2)	$0.18	$0.25	$0.28	$0.24	$0.95
NOI per diluted common share(2)	$0.18	$0.24	$0.28	$0.24	$0.95
Net earnings (loss) per basic common share(2)	$0.06	$0.23	$(0.14)	$(0.88)	$(0.70)
Net earnings (loss) per diluted common share(2)	$0.05	$0.22	$(0.14)	(0.88)	$(0.70)
Weighted average shares outstanding
Basic	271.1	272.4	267.7	257.6	267.2
Diluted	282.9	283.4	267.7	257.6	267.2

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014(1)	Year Ended December 31, 2014
Total operating revenue	$84	$100	$129	$158	$471
Net operating income	$5	$26	$51	$35	$117
Net increase in net assets resulting from operations	$70	$212	$114	$38	$434
NOI per basic common share(2)	$0.02	$0.10	$0.19	$0.13	$0.44
NOI per diluted common share(2)	$0.02	$0.09	$0.18	$0.12	$0.42
Net earnings per basic common share(2)	$0.26	$0.80	$0.43	$0.14	$1.62
Net earnings per diluted common share(2)	$0.25	$0.76	$0.41	$0.14	$1.55
Weighted average shares outstanding
Basic	270.7	266.2	267.1	269.0	268.2
Diluted	283.4	278.5	279.9	281.1	280.7

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

(2)
Quarterly amounts may not equal full-year amounts due to changes in the weighted average shares outstanding.

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $2,073 and $2,368, respectively)	$1,819	$2,097
Affiliate investments (cost of $0 and $35, respectively)	12	77
Control investments (cost of $2,128 and $2,502, respectively)	2,231	2,824

Total investments at fair value (cost of $4,201 and $4,905, respectively)	4,062	4,998
Cash and cash equivalents	881	483
Restricted cash and cash equivalents	33	46
Interest and dividend receivable	37	48
Deferred tax asset, net	235	198
Trade date settlement receivable	3	373
Other	83	94

Total assets	$5,334	$6,240

Liabilities and Shareholders' Equity
Debt ($5 and $204 due within one year, respectively), net	$784	$1,253
Other	132	165

Total liabilities	916	1,418

Commitments and contingencies (Note 11)
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 215.1 and 247.3 issued and 212.7 and 242.6 outstanding, respectively	2	2
Capital in excess of par value	5,398	5,847
Cumulative translation adjustment, net of tax	(98)	(101)
Distributions in excess of net realized earnings	(640)	(879)
Net unrealized depreciation of investments	(244)	(47)

Total shareholders' equity	4,418	4,822

Total liabilities and shareholders' equity	$5,334	$6,240

Net Asset Value Per Common Share Outstanding	$20.77	$19.88

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$53	$85	$112	$163
Affiliate investments	1	—	1	—
Control investments	67	66	157	126

Total interest and dividend income	121	151	270	289

Fee income
Non-Control/Non-Affiliate investments	6	3	9	5
Control investments	15	14	25	28

Total fee income	21	17	34	33

Total operating revenue	142	168	304	322

Operating Expenses
Interest	15	20	30	37
Salaries, benefits and stock-based compensation	27	32	61	72
European Capital management fees	2	4	4	8
General and administrative	27	15	44	30

Total operating expenses	71	71	139	147

Net Operating Income Before Income Taxes	71	97	165	175
Tax provision	(25)	(30)	(45)	(58)

Net Operating Income	46	67	120	117

Net realized gain (loss)
Non-Control/Non-Affiliate investments	16	(230)	1	(238)
Affiliate investments	43	—	45	—
Control investments	132	(54)	62	(252)
Foreign currency transactions	(4)	3	(4)	1
Derivative agreements and other	—	46	(17)	(2)
Tax benefit	4	12	16	55

Total net realized gain (loss)	191	(223)	103	(436)

Net unrealized appreciation (depreciation)
Portfolio company investments	(161)	140	(237)	369
Foreign currency translation	(11)	13	(19)	32
Derivative agreements and other	(6)	65	7	71
Tax benefit (provision)	47	—	52	(76)

Total net unrealized (depreciation) appreciation	(131)	218	(197)	396

Total net gain (loss)	60	(5)	(94)	(40)

Net Increase in Net Assets Resulting from Operations ("Net Earnings")	$106	$62	$26	$77

Net Operating Income Per Common Share
Basic	$0.21	$0.25	$0.53	$0.43
Diluted	$0.20	$0.24	$0.52	$0.41
Net Earnings Per Common Share
Basic	$0.49	$0.23	$0.12	$0.28
Diluted	$0.47	$0.22	$0.11	$0.27
Weighted Average Shares of Common Stock Outstanding
Basic	216.6	272.4	225.8	271.8
Diluted	226.7	283.4	230.8	283.2

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net earnings	$106	$62	$26	$77
Other comprehensive income (loss):
Cumulative translation adjustment, net of tax of $0, $3, $0 and $(17), respectively	(5)	18	3	(78)

Comprehensive income (loss)	$101	$80	$29	$(1)

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in millions, except per share data)

	Six Months Ended June 30,
	2016	2015
Operations
Net operating income	$120	$117
Net realized gain (loss), net of tax	103	(436)
Net unrealized (depreciation) appreciation, net of tax	(197)	396

Net earnings	26	77

Capital Share Transactions
Proceeds from issuance of common stock upon exercise of stock options	17	52
Repurchase of common stock	(477)	(93)
Stock-based compensation	11	20
Cumulative translation adjustment, net of tax	3	(78)
Other	16	6

Net decrease in net assets resulting from capital share transactions	(430)	(93)

Total decrease in net assets	(404)	(16)
Net assets at beginning of period	4,822	5,472

Net assets at end of period	$4,418	$5,456

Net asset value per common share outstanding	$20.77	$20.35
Common shares outstanding at end of period	212.7	268.1

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Six Months Ended June 30,
	2016	2015
Operating Activities
Net earnings	$26	$77
Adjustments to reconcile net earnings to net cash provided by operating activities:
Net unrealized depreciation (appreciation) of investments	249	(472)
Net realized (gain) loss on investments	(87)	491
Effects on exchange rate changes on assets and liabilities denominated in foreign currencies	1	4
Accrued PIK interest and dividends on investments	(57)	(48)
Stock-based compensation	11	15
Decrease (increase) in interest and dividend receivable	11	(5)
(Increase) decrease in deferred tax asset, net	(37)	77
Decrease (increase) in other assets	15	(5)
Decrease in other liabilities	(16)	(17)
Payment of long term incentive plan liability	(12)	(46)
Other	19	1

Net cash provided by operating activities	123	72

Investing Activities
Purchases and originations of investments	(314)	(1,738)
Repayments from portfolio company revolving credit facility investments, net	5	5
Principal repayments on debt investments	294	347
Proceeds from loan syndications and loan sales	603	260
Payment of accrued PIK notes and dividend and accreted original issue discounts	136	29
Proceeds from equity investments	479	183
Increase in cash collateral on total return swaps	—	95
Other	(3)	(1)

Net cash provided by (used in) investing activities	1,200	(820)

Financing Activities
(Payments on) proceeds from revolving credit facilities, net	(472)	465
Payments on secured borrowings	—	(58)
Decrease (increase) in debt service escrows	1	(11)
Proceeds from issuance of common stock upon exercise of stock options	17	52
Repurchase of common stock	(477)	(93)
Other	7	3

Net cash (used in) provided by financing activities	(924)	358

Effect of currency rate changes on cash and cash equivalents	(1)	(12)
Net increase (decrease) in cash and cash equivalents	399	(390)
Cash and cash equivalents at beginning of period	483	676

Cash and cash equivalents at end of period	$881	$274

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in millions, except per share data)

	Six Months Ended June 30,
	2016	2015
Per Share Data
Net asset value at beginning of the period	$19.88	$20.50

Net operating income(1)	0.53	0.43
Net realized gain (loss), net of tax(1)	0.46	(1.61)
Net unrealized (depreciation) appreciation, net of tax(1)	(0.87)	1.46

Net earnings(1)	0.12	0.28
Issuance of common stock from stock compensation plans	(0.06)	(0.35)
Repurchase of common stock	0.82	0.14
Cumulative translation adjustment, net of tax	0.01	(0.29)
Other, net(2)	—	0.07

Net asset value at end of period	$20.77	$20.35

Ratio/Supplemental Data
Per share market value at end of period	$15.83	$13.55
Total investment return (loss)(3)	14.79%	(7.26)%
Shares of common stock outstanding at end of period	212.7	268.1
Net assets at end of period	$4,418	$5,456
Average net assets(4)	$4,573	$5,451
Average debt outstanding(5)	$938	$2,025
Average debt outstanding per common share(1)	$4.15	$7.45
Portfolio turnover rate(6)	13.62%	25.31%
Ratio of operating expenses to average net assets(6)	6.11%	5.44%
Ratio of operating expenses, net of interest expense, to average net assets(6)	4.79%	4.07%
Ratio of interest expense to average net assets(6)	1.32%	1.37%
Ratio of net operating income to average net assets(6)	5.28%	4.33%

(1)
Weighted average basic per share data.

(2)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of U.S. GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(3)
Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan. The total investment return has not been annualized.

(4)
Based on the quarterly average of net assets as of the beginning and end of each period presented.

(5)
Based on a daily weighted average balance of debt outstanding, excluding deferred financing costs and discounts, during the period.

(6)
Ratios are annualized.

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
AmWINS Group, LLC	Insurance	Second Lien Senior Debt(6)	9.5%	N/A	9/20		$46.0	$45.1	$46.1
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		29.6	29.6	28.7
BluePay Processing, LLC	Consumer Finance	Second Lien Senior Debt(6)	9.5%	N/A	8/22		32.8	32.8	32.8
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.6
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.7
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	33.8
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.8	29.5	29.5
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.2	29.0
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.5	1.5	1.1
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	12.0%	N/A	2/19		15.0	15.0	15.3
		Common Stock Warrants(4)(6)			2/25	863,887		0.8	0.9

								15.8	16.2
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)			6/19	3,047,200		—	2.9
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.8
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.0%	N/A	6/17 - 8/21		37.1	37.1	37.1
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.7%	N/A	7/19		41.1	41.1	40.3
GTCR Valor Companies, Inc.	Software	Second Lien Senior Debt(6)	10.5%	N/A	6/24		100.0	97.3	97.3
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.7
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.6	49.6	49.6
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.5	59.5

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		90.0	88.4	88.2
		Redeemable Preferred Stock(6)				2,475		2.6	2.6

								91.0	90.8
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.5
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.2	1.2	1.2
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	35.7
Iron Bow Technologies, LLC	Electronic Equipment, Instruments & Components	Second Lien Senior Debt(6)	10.4%	2.8%	2/21		15.2	15.2	15.2
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	19.3
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		70.9	70.9	70.9
		Common Stock(4)(6)				30,000		3.0	3.0

								73.9	73.9
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.8
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	46.0
		Common Stock(4)(6)				5,000		5.0	4.8

								51.0	50.8
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	15.8
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		12.9	12.8	12.5
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	29.1

								43.5	41.6
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.4	19.3	19.3
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.6
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	9/18		17.5	17.5	15.3
Photonis Technologies S.A.S.(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		28.8	28.5	29.1
Project Silverback Holdings Corp.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		23.9	23.7	23.9
		Convertible Preferred Stock(6)				743		0.9	0.9
		Common Stock(4)				308,224		—	0.4

								24.6	25.2
Qualium I(7)	Capital Markets	Common Stock(4)				249,414		5.3	5.0
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	22.4
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.8%	N/A	7/22		29.9	29.4	30.2
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	42.2
		Convertible Preferred Stock(4)(6)				25,000		2.5	4.9

								43.5	47.1
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	10.8%	N/A	10/21		52.8	52.8	51.7
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(6)				5,521,203		5.5	4.3

								5.6	4.4
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(5)(6)	9.3%	N/A	9/20		8.9	8.8	3.9
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.8
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		8.0	8.0	6.6
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		18.2	16.1
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.0%	11/19		22.5	11.4	—
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		36.8	25.2	7.9
		Mezzanine Debt(5)	—%	8.6%	9/17		79.2	38.8	3.1

								64.0	11.0
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	12.7	11.3

								21.1	19.6
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	31.7	20.4
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	10.7	9.5
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.1	3.4
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.7	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.6	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.0	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	19.2	8.9
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		23.1	17.1	7.8
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.3	2.9
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	23.8	21.3
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	14.2	26.8
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	35.5	16.8
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	23.9	18.3
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			12/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.0	0.6

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.1	7.1
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.1	5.0
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.0	0.6

								8.5	2.3
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	29.6	21.4
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	0.9	0.4
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	18.5	15.2
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.9	25.4	18.7
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.5	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.1	6.7
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	24.2	19.2
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.7
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	13.1	12.0
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.0	8.3
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	17.7	13.2
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	30.4	27.3
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	18.7	10.0
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	9.6	8.2
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	22.3	16.5

Subtotal Non-Control / Non-Affiliate Investments (45% of total investments at fair value)								$2,073.3	$1,819.3

AMERICAN CAPITAL AFFILIATE INVESTMENTS
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(4)(6)				7,227		$—	$10.5
Roark—Money Mailer, LLC	Media	Common Membership Units				6.0%		—	1.7

Subtotal Affiliate Investments (less than 1% of total investments at fair value)								$—	$12.2

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Common Stock(6)				100%		$4.5	$9.4
Alcami Holdings LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		$110.1	109.3	110.1
		Mezzanine Debt(6)	7.0%	6.2%	10/20		145.3	144.3	147.6
		Redeemable Preferred Stock(4)(6)				84,936		61.1	—

								314.7	257.7
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		586.6	955.2

								621.6	990.2
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(5)(6)	N/A	11.0%	3/21		50.3	45.0	40.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	—
		Common Stock(4)(6)				289,215		18.2	—

								146.7	40.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		40.0	39.7	39.7
		Common Membership Units(4)(6)				100,000		60.6	25.2

								100.3	64.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.0%	2.0%	1/16		13.0	12.9	11.9
		Mezzanine Debt(5)(6)	12.5%	3.0%	1/16		26.4	14.4	12.8

								27.3	24.7
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	8/16		0.5	0.4	—

Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.0	5.0	5.0
		Convertible Preferred Stock(6)				4,000		6.8	7.1
		Common Stock(4)(6)				100%		12.6	1.6

								24.4	13.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.5	15.5	15.5
		Common Stock(4)(6)				51,853		9.2	18.9

								24.7	34.4
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	12/16		117.9	74.0	36.1
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	7.2%	12/16		63.3	63.3	63.3
		Membership Units(4)				2		24.0	23.1

								87.3	86.4
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.8	17.7
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	3.8

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/17		15.3	11.7	8.4
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/17		8.4	2.7	—
		Common Stock(4)(6)				860,189		0.1	—

								14.5	8.4
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.7%	11.3%	12/17		80.1	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.6	16.7
		Common Stock(4)(6)				458,596		23.6	26.3
		Common Stock Warrants(4)(6)			12/23	56,372		2.9	—

								42.1	43.0
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	9/16		14.9	5.7	2.4
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(4)(6)				66,424,135		8.7	1.4
		Common Stock(4)				167,387		0.1	—

								25.4	18.0
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		19.6	19.5	19.6
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	N/A	16.1%	12/19		78.4	78.3	78.4
		Common Stock(4)(6)				810		9.0	11.6

								119.5	122.3
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Mezzanine Debt(6)	10.0%	2.5%	6/18		43.3	16.9	43.3
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.2	39.5	41.2
		Common Stock(4)				2,697,010		86.0	115.2

								125.5	156.4
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	1.0%	6/19		2.4	2.4	2.3
		Mezzanine Debt(5)	N/A	3.2%	6/19		13.7	7.1	8.2

								9.5	10.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,028,135	26.4	71.9	43.0
		Common Stock(4)				745,352		1.0	—

								72.9	43.0
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		97.7	102.2
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		11.5	11.4
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	Redeemable Preferred Stock				31,303,601		32.3	34.7
		Common Stock(4)				4,987,267		23.2	6.8

								55.5	41.5

June 30, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.8%	2/20		3.6	3.6	3.4
		Common Stock(4)				14,569,412		25.6	—

								29.2	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		6.8	6.8	6.8
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.0	13.0	13.0
		Redeemable Preferred Stock(4)					1.2	1.2	—

								21.0	19.8
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.8	0.4

Subtotal Control Investments (55% of total investments at fair value)								$2,127.5	$2,230.6

Total Investment Assets								$4,200.8	$4,062.1

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund(6)	$76.2	$76.2
BlackRock Cash Funds Prime Institutional Shares(6)	74.6	74.6
BlackRock Liquidity Funds TempFund Institutional Shares(6)	74.1	74.1
BlackRock Liquidity TempFund(6)	74.1	74.1
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	74.1	74.1
Wells Fargo Heritage Money Market Fund(6)	74.1	74.1

Total Money Market Funds	$447.2	$447.2

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month London Interbank Offered Rate ("LIBOR"), with interest rate floors. Payment-in-kind interest ("PIK") represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate. The expiration date represents the date the warrants expire.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2016, non-qualifying assets were approximately $1.0 billion, or 23% of net assets.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$6.1	$6.1	$6.1
AmWINS Group, LLC	Insurance	Second Lien Senior Debt(6)	9.5%	N/A	9/20		46.0	45.0	45.7
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		44.0	42.0	44.8
		Common Stock(4)				1,224,089		2.2	12.9

								44.2	57.7
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		31.9	31.9	31.9
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
Buena Vida CRP 17, LP	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	10/18		3.8	3.8	3.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.6
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	35.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.9
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	29.6
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	6/18		3.2	3.2	3.2
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	0.9
Denver II Hospitality, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	7/18		12.0	12.0	12.0
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)(6)			2/25	863,887		0.8	0.8

								15.8	15.8
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	1/18		8.6	8.6	8.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)			6/19	3,047,200		—	2.8
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		26.0	26.0	26.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.4%	N/A	7/19		40.4	40.4	39.6
HHG Stone Oak Hotel, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		10.4	10.4	10.4
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.4
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.9	49.9	49.9
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.8	59.8
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		155.0	151.6	151.6
		Redeemable Preferred Stock(6)				2,475		2.5	2.5

								154.1	154.1
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.9
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.5	1.5	1.5
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	22.5
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.3
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.0%	N/A	4/18		17.0	17.0	17.0
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.9
		Common Stock(4)(6)				5,000		5.0	4.1

								51.0	47.0
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	16.3
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	12/17		7.0	7.0	7.0
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	30.8

								43.6	43.5
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.6	19.5	19.5
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.9
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		16.9	16.9	16.9
Photonis Technologies S.A.S.(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.8	29.5	28.6
Project Silverback Holdings Corp.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		24.7	24.5	24.8
		Convertible Preferred Stock(6)				743		0.8	0.8
		Common Stock(4)				308,224		—	0.4

								25.3	26.0
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	4.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	24.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.7
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.4%	N/A	7/22		25.5	25.1	25.1
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		35.0	34.9	34.4
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.8

								5.6	3.9
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	5.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.9
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	9.0%	6.2%	8/18		102.8	102.5	98.5
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		7.4	7.4	5.4
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		17.3	14.0
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.3%	11/19		21.7	11.3	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.8%	N/A	10/17 - 12/17		2.3	2.1	2.0
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		35.5	24.8	—
		Mezzanine Debt(5)	—%	8.3%	9/17		76.1	38.9	—

								63.7	—
SENIOR FLOATING RATE LOANS
Advantage Sales & Marketing Inc.	Professional Services	Second Lien Senior Debt(6)	7.5%	N/A	7/22		0.8	0.7	0.7
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		2.0	1.9	1.9
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		5.0	5.0	4.2
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	5.3%	N/A	12/21		0.5	0.5	0.5
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	11/20		1.9	1.9	1.8
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		5.0	5.0	4.3
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		6.3	6.4	6.1
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	5/21		3.0	3.0	2.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.2	9.2	8.7
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		9.3	9.3	7.7
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		12.6	12.6	12.3
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	1.9
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.3%	N/A	2/21		4.7	4.7	4.5
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	3.8
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		8.8	3.6	0.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		45.4	15.9	9.3
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		5.9	2.2	1.8
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	8/17		4.9	—	1.8
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.5	10.5	7.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17		5.2	5.2	5.1
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	10.8	12.6

								19.2	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	33.3	21.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	11.8	9.7
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.0	5.2
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.9	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.9	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.4	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	20.7	10.7
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.6	17.8	6.7
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.5	3.1
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	25.4	22.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	12.7	29.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	38.1	19.6
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	25.9	22.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.1	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.2	7.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.3	5.6
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.3	1.1

								8.8	2.8
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	31.7	22.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.5
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	20.3	18.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.0	25.9	19.9
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.6	7.1
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	25.5	19.8
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	7.8	0.1
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	14.2	12.3
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.9	9.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.8	14.7
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	29.7	27.9
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	16.7	11.6
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	10.1	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	23.2	17.0

Subtotal Non-Control / Non-Affiliate Investments (42% of total investments at fair value)								$2,367.6	$2,096.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$13.7
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.2%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.0	21.0
		Redeemable Preferred Stock(4)(6)				25,751,312		7.3	24.0

								20.1	48.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)				7,227		—	6.5
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.9%	N/A	6/16 - 6/18		2.3	2.0	2.0
		Mezzanine Debt(5)	N/A	3.2%	12/18		8.0	6.9	4.9

								8.9	6.9

Subtotal Affiliate Investments (2% of total investments at fair value)								$34.9	$77.2

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$6.5	$3.9	$4.5
		Common Stock(6)				100%		6.2	24.5

								10.1	29.0
ACEI Singapore Holdings Private LTD(7)	Electric Utilities	Common Stock(4)(6)				7,055,706		7.1	7.1
Alcami Holdings LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		97.9	97.1	97.9
		Mezzanine Debt(6)	7.2%	6.0%	10/20		141.0	139.9	141.0
		Redeemable Preferred Stock(4)(6)				84,936		61.0	10.0

								298.0	248.9
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		499.1	1,030.0

								534.1	1,065.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		47.7	47.7	47.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	20.2
		Common Stock(4)(6)				289,215		18.2	—
		Common Stock Warrants(4)(6)			3/16	233,603		9.8	—

								159.2	67.9
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(5)(6)	N/A	14.0%	12/18		22.7	19.5	—
		Membership Units(4)(6)				106,911		30.3	—

								49.8	—

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
BMR Energy LLC(7)	Independent Power & Renewable Electricity Producers	Preferred Units(6)				32,481		34.5	34.5
		Common Units(4)(6)				85		—	17.5

								34.5	52.0
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		8.9	8.9	8.9
		Mezzanine Debt(5)(6)	13.0%	3.5%	7/16		18.7	12.6	11.1
		Redeemable Preferred Stock(4)(6)				1,550		1.6	—
		Common Stock(4)(6)				1,000		14.9	—

								38.0	20.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		34.6	39.7
		Redeemable Preferred Stock(4)(6)				30,162		12.4	—
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)			6/16 - 9/16	1,026,321		5.5	—

								53.6	39.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.9	41.6	43.7
		Common Membership Units(4)(6)				100,000		60.6	37.2

								102.2	80.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.7%	1/16		38.8	38.8	31.1
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	1/16		0.4	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.6	5.6	5.6
		Convertible Preferred Stock(4)(6)				4,000		4.0	5.1
		Common Stock(4)(6)				100%		12.5	—

								22.1	10.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.3	11.7

								24.9	27.3
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		96.0	61.2	23.3
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	6.6%	3/16		34.9	34.9	34.9
		Membership Units(4)				2		24.0	23.1

								58.9	58.0
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				34,000,000		34.0	33.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	18.8
		Common Stock(4)(6)				1,000		—	0.4
		Common Stock Warrants(4)(6)			9/17	675		—	0.3

								10.9	19.5

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.4
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.2	24.2	24.2
		Redeemable Preferred Stock(6)				2,485		2.7	2.8
		Convertible Preferred Stock(6)				88,084		50.1	63.2
		Common Stock(4)(6)				110,720		—	5.7

								77.0	95.9
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		19.1	16.2	14.0
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		7.7	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								19.4	14.0
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		75.4	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.6	11.6	11.6
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		30.3	20.2	20.5
		Common Stock(4)(6)				631,049		4.2	—

								37.4	33.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.4	16.6
		Common Stock(4)(6)				458,596		23.6	13.9
		Common Stock Warrants(4)(6)			12/23	56,372		2.9	1.7

								41.9	32.2
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	4/16		20.3	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.7	11.2
		Common Stock				167,387		0.1	—

								25.4	27.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	158.5
		Common Stock(4)(6)				150		0.2	1.6

								15.0	160.1
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		21.7	21.7	21.7
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.6%	7.5%	12/19		72.3	72.2	72.3
		Common Stock(4)(6)				810		9.0	15.3

								115.6	122.0
Taiba Wind Energy, LLC(7)	Independent Power & Renewable Electricity Producers	Membership Units(4)(6)				100%		1.3	1.3
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	1/16		11.2	3.1	0.9
		Redeemable Preferred Membership Units(4)(6)				6,512,000		3.0	—
		Common Membership Units(4)(6)				47,000		1.9	—

								8.0	0.9

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity/ Expiration Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		115.3	84.5
		Common Stock(4)(6)				301,650		16.0	—

								131.3	84.5
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.0	41.8
		Common Stock(4)				2,697,010		95.5	123.7

								135.5	165.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	23.5	74.2	47.3
		Common Stock(4)				757,743		1.1	—

								75.3	47.3
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		80.5	84.9
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.5	12.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		3.8	3.1	3.8
		Mezzanine Debt	N/A	4.0%	12/21		73.5	62.0	64.1
		Convertible Preferred Stock(4)				15,500,000		9.4	—
		Redeemable Preferred Stock(4)					5.3	7.3	—

								81.8	67.9
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.7%	2/20		3.4	3.4	3.4
		Common Stock(4)				14,569,412		25.2	—

								28.6	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.5	7.5	7.5
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.9	13.4	13.4

								20.9	20.9
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.9	0.5
Subtotal Control Investments (56% of total investments at fair value)								$2,502.4	$2,823.7

Total Investment Assets								$4,904.9	$4,997.6

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(2.3)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(2.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(0.4)

Total Derivative Agreements						$—	$(4.8)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund	$22.0	$22.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	15.0	15.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	15.0	15.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	15.0	15.0
Wells Fargo Heritage Money Market Fund(6)	15.0	15.0
Deutsche Global Liquidity Managed Sterling Fund	5.6	5.6

Total Money Market Funds	$87.6	$87.6

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month LIBOR, with interest rate floors. PIK represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate. The expiration date represents the date the warrants expire.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2015, non-qualifying assets were approximately $1.2 billion, or 25% of net assets.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)
(in millions, except per share data)

Note 1.  Unaudited Interim Consolidated Financial Statements

        Interim consolidated financial statements of American Capital, Ltd. (which is referred to throughout this report as "American Capital", "we", "us" and "our") are prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's consolidated results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2015, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as filed with the Securities and Exchange Commission ("SEC").

Reclassifications

        We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation.

        Upon the adoption of Accounting Standards Update ("ASU") No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03") effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing. In accordance with ASU No. 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting, debt issuance costs associated with our revolving credit facilities remain classified as an asset, regardless of whether there are any outstanding borrowings on the facility. Pursuant to ASU 2015-03, we have reclassified unamortized debt issuance costs associated with our borrowings, excluding our revolving facilities, in our previously reported consolidated balance sheets as of December 31, 2015 as follows:

	As Presented, December 31, 2015	Reclassifications	As Adjusted, December 31, 2015
Other assets	$98	$(4)	$94
Total assets	$6,244	$(4)	$6,240
Debt	$1,257	$(4)	$1,253
Total liabilities	$1,422	$(4)	$1,418

        Reclassifications had no impact on prior periods' net earnings or shareholders' equity.

Consolidation

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X, the SEC's Division of Investment Management's consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board ("FASB") Accounting

Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us.

        We currently consolidate ACAS Funding I, LLC and ACAS Funding II, LLC, which are wholly-owned special purpose financing vehicles that were formed for the purpose of purchasing Senior Floating Rate Loans under a $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility, respectively. As of June 30, 2016, ACAS Funding I, LLC and ACAS Funding II, LLC did not have any other operations or activities. As of December 31, 2015, we also consolidated American Capital TRS, LLC ("ACTRS"), which is a wholly-owned entity that has entered into non-recourse total return swaps ("TRS") with Citibank, N.A. As of December 31, 2015, ACTRS did not have any other operations or activities. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging.

        Our consolidated financial statements also include the accounts of European Capital Limited ("European Capital"), which is a wholly-owned investment company that, effective October 1, 2014, acts as an extension of our investment operations and facilitates the execution of our investment strategy. In addition, our consolidated financial statements include the accounts of AC Corporate Holdings, Inc. ("ACCH") and ACE Acquisition Holdings, LLC ("ACE Acquisition"), which are wholly-owned entities that have purchased certain investment securities on behalf of American Capital. As of June 30, 2016, European Capital, ACCH and ACE Acquisition did not have any other operations or activities and were considered to be investment companies under ASC 946, as amended by ASU No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements.

Note 2.  Organization

        We are a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). As a BDC, we have invested primarily in senior and mezzanine debt and equity in buyouts of private companies sponsored by us ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and have provided capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). We also have invested in structured finance investments ("Structured Products"), including collateralized loan obligation ("CLO") securities. Our primary business objectives have been to increase our net earnings and net asset value ("NAV") by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

        Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Effective with our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a "Subchapter C corporation"). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 3.  New Accounting Pronouncements

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02"), which amends and conforms the guidance on the recognition of assets and liabilities that arise from operating and finance leases. Under ASU 2016-02, all leases create an asset and a liability for the lessee that should be recognized in the statement of financial position as a liability to make lease payments (the lease liability), initially measured at the present value of the lease payments, and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. ASU 2016-02 also provides clarifying guidance on optional lease payments and variable lease payments as well as the income statement and cash flow presentation of operating and finance leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. We do not believe the adoption of ASU 2016-02 will have a material impact on our consolidated financial statements.

        In March 2016, the FASB issued ASU No. 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments (a consensus of the Emerging Issues Task Force) ("ASU 2016-06"), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts and requires that an entity assess the embedded call (put) options solely in accordance with the four-step decision sequence in ASC 815. ASU 2016-06 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We do not believe the adoption of ASU 2016-06 will have a material impact on our consolidated financial statements.

        In March 2016, the FASB issued ASU No. 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"), which is intended to improve the accounting for share-based payments and affects all organizations that issue share-based payment awards to their employees. ASU 2016-09 primarily simplifies the accounting for and classification of, income taxes related to share-based payment awards, including the impact of income taxes withheld on the classification of awards as equity or liabilities and the classification of income taxes on the statement of cash flows. ASU 2016-09 also permits an entity to elect a forfeiture rate assumption based on the estimated number of awards expected to vest or to account for forfeitures when they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We elected to early adopt ASU 2016-09 effective January 1, 2016. The provisions of ASU 2019-06 should be adopted on a modified retrospective, retrospective or prospective basis, depending on the provision. As a result of the early adoption on January 1, 2016, we recognized a deferred tax asset associated with excess tax benefits and a corresponding cumulative effect adjustment to our shareholders' equity of $16 million on our consolidated balance sheets.

        In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments ("ASU 2016-13"), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments—Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for public business entities that meet the U.S. GAAP definition of an SEC filer, for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact of ASU 2016-13 on the recognition of interest income on our investments in Structured Products.

Note 4.  Investments

        Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in Structured Products, which includes CLO securities.

        We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by our Financial Advisory and Consulting Team ("FACT"), which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from our investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to our Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from our Audit, Compliance and Valuation Committee, the valuation recommendations are sent to our Board of Directors for final approval.

        When available, we base the fair value of our investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. We estimate the fair value of our Structured Products using the market and income approaches, third-party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The principal market in which we would sell our Senior Floating Rate Loans and certain of our non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For our other debt and equity investments, there is no active market and we are generally repaid our debt investment or sell our equity investment upon a change of control transaction such as through the mergers and acquisitions ("M&A") market. Accordingly, the market in which we would sell certain of our non-controlled debt and all of our equity investments is the M&A market. However, under ASC 820, we have identified the M&A market as the principal market for our investments in these portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, American Capital Asset Management, LLC ("ACAM"), on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready active market exists for a significant amount of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of our investment portfolio for which we do not control or cannot gain control as of the measurement date and no active market exists, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on the current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        We fair value our investments in Structured Products based on such factors as third-party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and our cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third-party broker quotes with underlying performance and other market indices.

  Third-party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, we estimate the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third-party brokers who make markets in such debt instruments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the price provided by the third-party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third-party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, we will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

  Partnership Interests

        For an investment in a partnership, we measure the fair value of our investment based on the NAV per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU No. 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). We make this election on an investment-by-investment basis and apply consistently to our entire position in the investment, unless it is probable at the measurement date that we will sell all or a portion of our investment at an amount other than NAV per share.

        For the three months ended June 30, 2016, there were no changes to our valuation techniques or to the types of unobservable inputs used in the valuation process compared to the year ended December 31, 2015. The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data.

        The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of June 30, 2016 and December 31, 2015:

	June 30, 2016
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$—	$746	$746
Second Lien Senior Debt	—	375	637	1,012
Mezzanine Debt	—	—	418	418
Preferred Equity	—	—	173	173
Common Equity	—	—	1,227	1,227
Structured Products	—	—	359	359
Investments measured at NAV(1)	—	—	—	127

Investments at Fair Value	—	375	3,560	4,062

Other Assets	—	—	41	41
Long Term Incentive Plan Liability	—	—	(32)	(32)

Other Assets and Liabilities at Fair Value	—	—	9	9

Total	$—	$375	$3,569	$4,071

	December 31, 2015
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$57	$863	$920
Second Lien Senior Debt	—	445	490	935
Mezzanine Debt	—	—	604	604
Preferred Equity	—	—	606	606
Common Equity	—	—	1,405	1,405
Structured Products	—	—	418	418
Investments measured at NAV(1)	—	—	—	110

Investments at Fair Value	—	502	4,386	4,998

Other Assets	—	—	31	31
Derivative Agreements	—	(5)	—	(5)
Long Term Incentive Plan Liability	—	—	(34)	(34)

Other Assets and Liabilities at Fair Value	—	(5)	(3)	(8)

Total	$—	$497	$4,383	$4,990

(1)
In accordance with ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in our consolidated balance sheets.

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the three months ended June 30, 2016 and 2015:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Total
Balances, April 1, 2016	$1,332	$513	$649	$1,325	$349	$21	$(27)	$4,162
Net realized gain (loss)(1)	14	(12)	200	(17)	3	—	—	188
Reversal of prior period net (appreciation) depreciation upon realization(2)	(16)	7	(185)	13	—	(2)	—	(183)
Net unrealized appreciation (depreciation)(2)(3)	15	32	(26)	(30)	20	—	(6)	5
Purchases(4)	130	21	7	5	—	24	—	187
Sales(5)	(26)	—	(469)	(51)	—	—	—	(546)
Settlements, net(6)	(66)	(142)	—	(16)	(13)	(2)	—	(239)
Effects of exchange rate changes	—	(1)	(3)	(2)	—	—	1	(5)

Balances, June 30, 2016	$1,383	$418	$173	$1,227	$359	$41	$(32)	$3,569

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreements	Total
Balances, April 1, 2015	$1,061	$652	$658	$1,502	$641	$42	$(30)	$(111)	$4,415
Net realized (loss) gain(1)	(6)	(31)	(191)	(56)	1	—	—	45	(238)
Reversal of prior period net depreciation (appreciation) upon realization(2)	10	31	82	57	(1)	—	—	65	244
Net unrealized (depreciation) appreciation(2)(3)	(11)	(8)	13	(7)	(10)	1	1	—	(21)
Purchases(4)	151	7	106	57	194	—	—	—	515
Sales(5)	(147)	(27)	(27)	(53)	—	—	—	—	(254)
Settlements, net(6)	(31)	(1)	—	—	(99)	(11)	—	1	(141)
Effects of exchange rate changes	5	2	3	3	—	—	—	—	13
Transfers into Level 3(7)	—	—	—	—	—	—	—	—	—
Transfers out of Level 3(7)	(3)	—	—	—	—	—	—	—	(3)

Balances, June 30, 2015	$1,029	$625	$644	$1,503	$726	$32	$(29)	$—	$4,530

(1)
Included in net realized gain (loss) in our consolidated statements of operations. Excludes gain (loss) on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit. Also, excludes realized loss from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized (depreciation) appreciation in our consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the six months ended June 30, 2016 and 2015:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Total
Balances, January 1, 2016	$1,353	$604	$606	$1,405	$418	$31	$(34)	$4,383
Net realized gain (loss)(1)	13	(34)	197	(57)	(4)	(3)	(12)	100
Reversal of prior period net (appreciation) depreciation upon realization(2)	(17)	26	(164)	38	26	—	12	(79)
Net unrealized appreciation (depreciation)(2)(3)	10	33	(14)	(179)	(10)	1	(10)	(169)
Purchases(4)	239	25	36	31	—	24	—	355
Sales(5)	(134)	(25)	(469)	(56)	(43)	—	—	(727)
Settlements, net(6)	(82)	(213)	(20)	43	(28)	(12)	12	(300)
Effects of exchange rate changes	1	2	1	2	—	—	—	6

Balances, June 30, 2016	$1,383	$418	$173	$1,227	$359	$41	$(32)	$3,569

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreements	Total
Balances, January 1, 2015	$1,217	$472	$462	$1,546	$583	$51	$(82)	$(74)	$4,175
Net realized (loss) gain(1)	(30)	(58)	(335)	(59)	(7)	—	(46)	45	(490)
Reversal of prior period net depreciation upon realization(2)	34	58	227	62	7	—	46	65	499
Net unrealized (depreciation) appreciation(2)(3)	(25)	(16)	87	(47)	(15)	(2)	(2)	(37)	(57)
Purchases(4)	248	77	204	73	269	—	—	—	871
Sales(5)	(157)	(27)	(56)	(65)	(2)	—	—	—	(307)
Settlements, net(6)	(232)	127	59	3	(106)	(17)	46	1	(119)
Effects of exchange rate changes	(24)	(8)	(4)	(10)	(3)	—	9	—	(40)
Transfers into Level 3(7)	3	—	—	—	—	—	—	—	3
Transfers out of Level 3(7)	(5)	—	—	—	—	—	—	—	(5)

Balances, June 30, 2015	$1,029	$625	$644	$1,503	$726	$32	$(29)	$—	$4,530

(1)
Included in net realized gain (loss) in our consolidated statements of operations. Excludes gain (loss) on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit. Also, excludes realized loss from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized (depreciation) appreciation in our consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

  Significant Unobservable Inputs

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of June 30, 2016:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$446	Enterprise discounted cash flow	Discount rate	10%	38%	21%
			Terminal value growth rate	2%	10%	5%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(25)%	(43)%
			Control premium	—%	16%	8%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	5%	(34)%
Mezzanine Debt	$386	Enterprise discounted cash flow	Discount rate	10%	24%	15%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(60)%	(25)%	(45)%
			Control premium	8%	16%	11%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(27)%
Preferred Equity	$170	Enterprise discounted cash flow	Discount rate	7%	24%	15%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(60)%	30%	(33)%
			Control premium	8%	17%	16%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	—%	(25)%
Common Equity	$1,227	Enterprise discounted cash flow	Discount rate	7%	38%	14%
			Terminal value growth rate	3%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(60)%	(5)%	(29)%
			Control premium	—%	17%	14%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	—%
Long Term Incentive Plan Liability	$(32)	Discounted cash flow	Discount rate	10%	10%	10%
			Premium or (discount) due to lack of control and marketability	(20)%	(5)%	(13)%
Market Yield Valuation Methodology
Senior Debt	$933	Discounted cash flow	Market yield	6%	15%	9%
			Estimated remaining life	0 yrs	4 yrs	4 yrs
Mezzanine Debt	$32	Discounted cash flow	Market yield	20%	20%	20%
			Estimated remaining life	3 yrs	4 yrs	4 yrs
Preferred Equity	$3	Discounted cash flow	Market yield	10%	10%	10%
			Estimated remaining life	4 yrs	4 yrs	4 yrs
Structured Products	$359	Discounted cash flow	Discount rate	7%	47%	20%
			Constant prepayment rate	25%	30%	26%
			Constant default rate	1%	7%	3%
Third-Party Vendor Pricing Service
Senior Debt	$4	Third-party vendor pricing	Bid/Ask	40	47	44

Total	$3,528

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2015:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$409	Enterprise discounted cash flow	Discount rate	11%	40%	19%
			Terminal value growth rate	2%	10%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(15)%	(44)%
			Control premium	—%	15%	9%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(32)%
Mezzanine Debt	$468	Enterprise discounted cash flow	Discount rate	12%	35%	14%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(35)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(24)%
Preferred Equity	$546	Enterprise discounted cash flow	Discount rate	9%	37%	17%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(38)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(22)%
Common Equity	$1,405	Enterprise discounted cash flow	Discount rate	8%	40%	13%
			Terminal value growth rate	2%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	17%
			Control premium	—%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(5)%
Long Term Incentive Plan Liability	$(34)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(25)%	—%	(23)%
Market Yield Valuation Methodology
Senior Debt	$871	Discounted cash flow	Market yield	5%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs
Mezzanine Debt	$136	Discounted cash flow	Market yield	14%	22%	16%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Preferred Equity	$60	Discounted cash flow	Market yield	14%	15%	14%
			Estimated remaining life	1 yr	4 yrs	1 yr
Structured Products	$418	Discounted cash flow	Discount rate	5%	52%	19%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$73	Third-party vendor pricing	Bid/Ask	56	99	95

Total	$4,352

        The following tables show the composition summaries of our investment portfolio at cost basis and fair value, excluding derivative agreements, as a percentage of total investments as of June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
Cost
First Lien Senior Debt	19.2%	20.1%
Second Lien Senior Debt	25.1%	19.9%
Mezzanine Debt	10.5%	14.0%
Preferred Equity	8.2%	12.4%
Common Equity	24.6%	21.4%
Structured Products	12.4%	12.2%

Total	100.0%	100.0%

Fair Value
First Lien Senior Debt	18.4%	18.4%
Second Lien Senior Debt	24.9%	18.7%
Mezzanine Debt	10.3%	12.1%
Preferred Equity	4.3%	12.1%
Common Equity	33.3%	30.3%
Structured Products	8.8%	8.4%

Total	100.0%	100.0%

        We use the Global Industry Classification Standards ("GICS®") for classifying the industry groupings of our portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's, an independent international financial data and investment services company and provider of global equity indexes. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments as of June 30, 2016 and December 31, 2015. Our investments in CLO securities and derivative agreements are excluded from the table below. Our investments in commercial mortgages and commercial mortgage backed securities are classified in the Real Estate category.

	June 30, 2016	December 31, 2015
Cost
Capital Markets	17.3%	12.6%
Commercial Services and Supplies	9.4%	12.1%
Life Sciences Tools and Services	8.6%	9.2%
IT Services	7.6%	9.9%
Software	7.3%	4.2%
Household Durables	4.6%	4.1%
Diversified Consumer Services	4.5%	4.5%
Diversified Financial Services	3.7%	3.0%
Professional Services	3.3%	2.7%
Oil, Gas and Consumable Fuels	2.7%	2.3%
Trading Companies and Distributors	2.7%	2.3%
Hotels, Restaurants and Leisure	2.4%	1.4%
Internet Software and Services	2.3%	2.1%
Containers and Packaging	2.3%	1.9%
Health Care Equipment and Supplies	2.0%	2.9%
Aerospace and Defense	2.0%	1.8%
Marine	1.7%	1.5%
Real Estate	1.6%	3.8%
Distributors	0.8%	1.7%
Health Care Providers and Services	—%	2.0%
Independent Power and Renewable Electricity Producers	—%	1.6%
Other	13.2%	12.4%

Total	100.0%	100.0%

	June 30, 2016	December 31, 2015
Fair Value
Capital Markets	27.1%	23.4%
Commercial Services and Supplies	8.7%	9.3%
IT Services	7.5%	9.1%
Software	7.2%	4.1%
Life Sciences Tools and Services	7.0%	7.5%
Household Durables	5.4%	4.3%
Diversified Financial Services	3.9%	2.9%
Professional Services	3.3%	2.7%
Trading Companies and Distributors	2.6%	2.2%
Hotels, Restaurants and Leisure	2.3%	1.3%
Containers and Packaging	2.2%	1.8%
Internet Software and Services	2.1%	1.8%
Diversified Consumer Services	1.9%	5.6%
Aerospace and Defense	1.8%	1.6%
Oil, Gas and Consumable Fuels	1.8%	1.8%
Real Estate	1.3%	3.3%
Health Care Equipment and Supplies	1.0%	1.5%
Distributors	0.8%	1.9%
Health Care Providers and Services	—%	2.2%
Independent Power and Renewable Electricity Producers	—%	1.9%
Other	12.1%	9.8%

Total	100.0%	100.0%

Note 5.  Borrowings

        Our borrowings, net of deferred financing costs, consisted of the following as of June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
Secured revolving credit facility due August 2016, $250 million commitment	$—	$167
Secured revolving credit facility due March 2017, $100 million commitment	—	272
Secured revolving credit facility due October 2016, $500 million commitment	—	33
Secured term loan due August 2017, net of discount	438	437
Unsecured Private Notes due September 2018, net of discount	346	344

Total	$784	$1,253

        As discussed in Note 1, effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing.

        The daily weighted average debt balance, excluding deferred financing costs and discounts, for the three and six months ended June 30, 2016 was $864 million and $938 million, respectively, compared to $2,197 million and $2,025 million, respectively, for the comparable periods in 2015. The weighted average interest rate on all of our borrowings, including amortization and write-off of deferred financing costs and discounts, for the three and six months ended June 30, 2016 was 7.3% and 6.5%, respectively, compared to 3.7% and 3.6%, respectively, for the comparable periods in 2015. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs and discounts, for the three and six months ended June 30, 2016 was 4.9% and 4.7%, respectively, compared to 3.1% and 3.1%, respectively, for the comparable periods in 2015. The weighted average interest rate on all of our borrowings, excluding deferred financing costs and discounts, as of June 30, 2016 and December 31, 2015 was 4.8% and 4.0%, respectively.

        As of June 30, 2016 and December 31, 2015, the aggregate fair value of our borrowings, excluding deferred financing costs and discounts, was $797 million and $1,273 million, respectively. The fair values of our borrowings are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 3 inputs for our debt as of June 30, 2016 and December 31, 2015. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our borrowings is valued at the closing market quotes as of the measurement date or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Unsecured Private Notes

        On September 20, 2013, we entered into an indenture with U.S. Bank National Association, as Trustee ("Trustee"), relating to the issuance and sale by us of $350 million in aggregate principal amount of senior unsecured five-year notes ("Private Notes"), for proceeds of $342 million, net of underwriters' discounts. The Private Notes were sold in a private offering to qualified institutional buyers under Rule 144A and outside of the United States pursuant to Regulation S of the Securities Act of 1933, as amended. The Private Notes have a fixed interest rate of 6.50% and mature in September 2018. Interest payments are due semi-annually on March 15 and September 15 and all principal is due on maturity. The Private Notes are rated B3, BB and BB- by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. The indenture contains restrictive covenants that, among other things, limit our ability to: (i) pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; (ii) incur additional debt and issue certain disqualified stock and preferred stock; (iii) incur certain liens; (iv) merge or consolidate with another company or sell substantially all of our assets; (v) enter into certain transactions with affiliates; and (vi) allow to exist certain restrictions on the ability of our subsidiaries to pay dividends or make other payments to us. The indenture also contains certain customary events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, a cross payment or acceleration default on an aggregate $50 million or more of other indebtedness, covenant defaults, bankruptcy events and failure to pay judgments. As of June 30, 2016, we were in compliance with all of the covenants under the Private Notes.

        On July 1, 2016, we provided notice to the Trustee of our election to redeem all of the Private Notes. The Private Notes will be redeemed on September 15, 2016 (the "Redemption Date") at a redemption price (the "Redemption Price") of 101.625% of the principal amount thereof, plus accrued and unpaid interest on the Private Notes to, but excluding, the Redemption Date. On July 1, 2016, we irrevocably deposited the aggregate Redemption Price plus accrued and unpaid interest required to redeem all of the Private Notes with the Trustee, and have irrevocably instructed the Trustee to apply such amount to the redemption in full of the Private Notes on the Redemption Date. We will record a loss on debt extinguishment of $10 million as a result of writing off the deferred debt issuance costs and discount in conjunction with repaying the outstanding amounts under the Private Notes at the Redemption Price.

Secured Term Loan Facility

        On February 26, 2014, we entered into an amendment (the "Amendment") to the amended secured term loan facility under our Senior Secured Term Loan Credit Agreement, dated as of August 23, 2013, with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Secured Term Loan Facility").

        The Amendment reduced the interest rate on the Secured Term Loan Facility, which had an outstanding principal balance of $450 million as of the closing date, from LIBOR plus 3.00%, with a LIBOR floor of 1.00%, to LIBOR plus 2.75%, with a LIBOR floor of 0.75%. The Amendment also extended the Secured Term Loan Facility's maturity date by one year to August 2017.

        In accordance with FASB ASC Subtopic No. 470-50, Modifications and Extinguishments, $447 million of debt exchanged with the same lenders met the criterion for and was accounted as a modification of debt. Existing unamortized deferred financing costs and discount attributable to the modification of the Secured Term Loan Facility of $9 million will be amortized into interest expense over the life of the Secured Term Loan Facility using the effective interest method, while fees paid to other third-party advisors of $1 million were expensed.

        As of June 30, 2016, the interest rate on our Secured Term Loan Facility was 3.50%. The Secured Term Loan Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the $250 Million Revolving Credit Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of June 30, 2016, we were in compliance with all of the covenants under the Secured Term Loan Facility.

        On July 1, 2016, we terminated the Secured Term Loan Facility. The outstanding balance under the Secured Term Loan Facility was repaid in full in connection with the termination. We did not incur any early termination fees or penalties as a result of the termination of the Secured Term Loan Facility, which was effective on July 1, 2016. We will record a loss on debt extinguishment of $3 million as a result of writing off the deferred debt issuance costs and discount.

$250 Million Revolving Credit Facility

        On August 22, 2012, we obtained a four-year $250 million secured revolving credit facility (the "$250 Million Revolving Credit Facility"), which bore interest at a rate per annum equal to LIBOR plus 3.75%.

        On August 22, 2015, the commitments under the $250 Million Revolving Credit Facility terminated. As a result, the outstanding balance under the $250 Million Revolving Credit Facility was repayable ratably over the final 12 months until the maturity date on August 22, 2016. On June 22, 2016, the $250 Million Revolving Credit Facility was repaid in full and terminated.

$1.25 Billion Revolving Credit Facility

        On June 27, 2014, ACAS Funding I, LLC, a wholly-owned financing subsidiary, obtained a $750 million secured revolving credit facility with Bank of America, N.A. On March 6, 2015, the commitments under the existing $750 million secured revolving credit facility were increased by $500 million to $1.25 billion (the "$1.25 Billion Revolving Credit Facility"). In addition to the commitment increase, the maturity date of the facility was extended to March 6, 2017. On December 11, 2015, we amended certain covenants to permit ACAS Funding I, LLC to distribute back to us the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. In addition, commencing on December 27, 2015, the commitments under the facility were reduced to the greater of total debt outstanding or $100 million. On June 9, 2016, the $1.25 Billion Revolving Credit Facility was terminated. We recorded interest expense of $4 million as a result of writing off the deferred debt issuance costs.

$500 Million Revolving Credit Facility

        On October 30, 2014, ACAS Funding II, LLC, a wholly-owned financing subsidiary, obtained a $500 million secured revolving credit facility (the "$500 Million Revolving Credit Facility"), with Deutsche Bank AG. The $500 Million Revolving Credit Facility was scheduled to mature in October 2016 and had an interest rate per annum equal to LIBOR plus 1.60%. On December 14, 2015, we amended certain covenants in the facility to permit ACAS Funding II, LLC to distribute back to us the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. On January 6, 2016, the $500 Million Revolving Credit Facility was repaid in full and terminated. We recorded interest expense of $1 million as a result of writing off the deferred debt issuance costs.

Note 6.  Stock Options

        We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As required by the 1940 Act, we are restricted from issuing awards to our employees and non-employee directors to the extent that the amount of voting securities that would result from the exercise of all such awards at the time of issuance exceeds 20% of our outstanding voting securities. As of June 30, 2016, there were 3.6 million shares available to be granted under the employee stock option plans and in accordance with the 1940 Act restrictions.

        Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of June 30, 2016, there were no shares available to be granted under the non-employee director stock option plans. No employee or non-employee director stock options were granted during the three and six months ended June 30, 2016 and 2015.

        During the first quarter of 2014, we concluded that our Chief Executive Officer had been granted stock options in excess of the individual employee limits established in certain of our stock option plans. These stock option grants were made during fiscal years 2010, 2011 and 2012. As a result, the stock option grants in excess of the individual limits in any stock option plan have been considered null and void. The communication of the voided stock option grants to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the voided stock option grants in return for services to be performed by our Chief Executive Officer during the option vesting periods. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        Due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business which resulted in workforce reductions of our employees. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and the employees were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the six months ended June 30, 2016 and 2015, in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, the acceleration of 0.8 million and 1.0 million, respectively, of unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $2 million and $4 million, respectively, related to additional workforce reductions.

        During the three and six months ended June 30, 2016, we recorded stock-based compensation expense attributable to our stock options of $3 million and $8 million, respectively. During the three and six months ended June 30, 2015, we recorded stock-based compensation expense attributable to our stock options of $5 million and $10 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience.

Note 7.  Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Plan") for the purpose of granting cash bonus awards to our employees. The Compensation, Corporate Governance and Nominating Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the "Trust") which is administered by a third-party trustee. The Compensation, Corporate Governance and Nominating Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation, Corporate Governance and Nominating Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

        The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the three and six months ended June 30, 2016, there were no grants under the Deferred Plan. During the six months ended June 30, 2015, cash bonus awards of $10 million were granted under the Deferred Plan.

        As discussed in Note 6, during the first quarter of 2014, we concluded that our Chief Executive Officer had been granted $2.6 million of cash bonus awards in fiscal year 2007 in excess of the annual individual employee limit established in the Deferred Plan. As a result, the $2.6 million of cash bonus awards have been considered null and void. The communication of the $2.6 million of excess cash bonus awards to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the cash bonus awards in return for services to be performed by our Chief Executive Officer during the award vesting period. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        During the three and six months ended June 30, 2016, we recorded stock-based compensation expense of $1 million and $3 million, respectively, attributable to the Deferred Plan. During the three and six months ended June 30, 2015, we recorded stock-based compensation expense of $2 million and $5 million, respectively, attributable to the Deferred Plan.

Long Term Incentive Plan Liability

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, European Capital Asset Management Limited ("ECAM"), a wholly owned subsidiary of ACAM, under Long Term Incentive Plans (the "Plans") for an issue price determined at the time of issuance. The Plans have a 5-year vesting period. The Redeemable Preferred Shares are subdivided into subclasses of shares. The redemption value of each sub-class of Redeemable Preferred Shares is calculated using a predetermined formula and is based on the net liquidity proceeds, as defined in the Plans, on the exit of specifically referenced investments of European Capital in excess of certain hurdle rates. The Plans have annual calculation and redemption dates through December 31, 2018 and March 1, 2019, respectively, for sub-classes A, B and C and December 31, 2023 and March 1, 2024, respectively, for sub-classes D, E and F. Redeemable Preferred Shares related to specifically referenced investments not exited at the final annual calculation dates will be redeemed after the receipt of subsequent net liquidity proceeds or, if specifically referenced investments that remain outstanding on January 1, 2020 for sub-classes A, B and C and January 1, 2025 for sub-classes D, E and F, will be redeemed based on the realizable value of the remaining referenced investments. European Capital elected to recognize the Redeemable Preferred Shares at fair value in accordance with FASB ASC Topic 825, Financial Instruments.

        The holders of the Redeemable Preferred Shares have no rights to participate in or receive notice of any general meeting of European Capital and the shares are generally not transferable. The Redeemable Preferred Shares have no rights to receive dividends. During the six months ended June 30, 2016 and 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized gain (loss) and net unrealized (depreciation) appreciation in our consolidated statements of operations.

        The fair value of the Redeemable Preferred Shares as of June 30, 2016 and December 31, 2015 is calculated using the net present value of the estimated future cash flows of the underlying European Capital investments with discounts applied for equity risk, liquidity risk, credit risk, minority interests, lack of marketability and a forfeiture rate. The fair value of the Redeemable Preferred Shares as of June 30, 2016 and December 31, 2015 was $32 million and $34 million, respectively. The fair value of the underlying European Capital investments as of June 30, 2016 and December 31, 2015 was $269 million and $367 million, respectively.

        There were no shares issued or redeemed for the three months ended June 30, 2016 and 2015. The following tables summarize the number of shares issued and redeemed (in thousands) for the three months ended March 31, 2016 and 2015:

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2015	344	345	491	100	100	100	1,480
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(69)	(69)	(98)	(10)	(10)	(10)	(266)

Balance, March 31, 2016	275	276	393	90	90	90	1,214

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2014	412	413	589	100	100	100	1,714
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(68)	(68)	(98)	—	—	—	(234)

Balance, March 31, 2015	344	345	491	100	100	100	1,480

Note 8.  Net Operating Income and Net Earnings Per Common Share

        The following table sets forth the computation of basic and diluted net operating income and net earnings per common share for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Numerator for basic and diluted net operating income per common share	$46	$67	$120	$117

Numerator for basic and diluted net earnings per common share	$106	$62	$26	$77

Denominator for basic weighted average common shares	216.6	272.4	225.8	271.8
Employee stock options and awards	10.1	11.0	5.0	11.4

Denominator for diluted weighted average common shares	226.7	283.4	230.8	283.2

Basic net operating income per common share	$0.21	$0.25	$0.53	$0.43
Diluted net operating income per common share	$0.20	$0.24	$0.52	$0.41
Basic net earnings per common share	$0.49	$0.23	$0.12	$0.28
Diluted net earnings per common share	$0.47	$0.22	$0.11	$0.27

        In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

        In computing diluted EPS, only potential common shares that are dilutive, those that reduce EPS or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive, such as when a net loss is reported.

        Stock options and unvested shares under our deferred compensation plan of 3.7 million and 18.1 million for the three and six months ended June 30, 2016, respectively, and 5.3 million and 6.0 million for the three and six months ended June 30, 2015, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

Note 9.  Shareholders' Equity

        Our common stock activity for the six months ended June 30, 2016 and 2015 was as follows:

	Six Months Ended June 30,
	2016	2015
Common stock outstanding at beginning of period	242.6	266.9
Issuance of common stock under stock option plans	1.5	7.7
Repurchase of common stock	(32.7)	(6.5)
Distribution of common stock held in deferred compensation trust	1.3	—

Common stock outstanding at end of period	212.7	268.1

Share Repurchase Program

        Our Board of Directors authorized the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of our most recent quarterly NAV per share, subject to certain conditions. We entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit. On May 16, 2016, our Board of Directors suspended the share repurchase program for an indefinite period, and under the May 23, 2016 Agreement and Plan of Merger (the "Merger Agreement") with Ares Capital Corporation, a Maryland corporation ("Ares Capital") and certain of its affiliates described in Note 15 below, we agreed to make no further repurchases of our common stock.

        During the three and six months ended June 30, 2016, we repurchased a total of 11.5 million and 32.7 million shares, respectively, of our common stock in the open market for $180 million and $477 million, respectively, at an average price of $15.74 per share and $14.58 per share, respectively. During the three months ended June 30, 2015, we repurchased a total of 6.5 million shares of our common stock in the open market for $93 million at an average price of $14.32 per share.

Note 10.  Income Taxes

        As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had net operating loss carryforwards as of June 30, 2016. Our tax fiscal year ends on September 30.

        We file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

        As of June 30, 2016, our deferred tax asset was $564 million, our deferred tax liability was $37 million, our valuation allowance was $292 million and our net deferred tax asset was $235 million.

        We estimate the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from our estimated classification based on the ultimate form of recognition of the timing difference. As of June 30, 2016, we believe that it is more likely than not that we will have future ordinary income to realize the majority of our ordinary deferred tax assets and therefore did not record a valuation allowance against these ordinary deferred tax assets except for a significant portion of our net operating losses ("NOL") generated in New York City which will expire unutilized and the basis differences of the company's investment in European Capital. As of June 30, 2016, we have recorded a $12 million valuation allowance against a $13 million deferred tax asset related to $144 million of NOLs generated in New York City and $166 million valuation allowance against a $170 million deferred tax asset related to the basis differences from our investment in European Capital.

        We continue to maintain a valuation allowance against a significant portion of our capital deferred tax assets. We believe that it is more likely than not that we will be able to utilize $58 million of our capital deferred tax assets as of June 30, 2016 and we have established a partial valuation allowance of $104 million against certain capital deferred tax assets. We recognized a cumulative tax benefit of $58 million associated with a decrease in the valuation allowance against our capital deferred tax assets associated with unrealized losses on equity investments treated as capital for tax purposes as of June 30, 2016.

        We continue to assess our ability to realize our existing capital deferred tax assets. We believe that due to the recent decision to sell certain investments, these investments that had previously been determined to be long-lived assets will provide a source of taxable income to realize certain capital deferred tax assets. As such, we believe it is more likely than not that we will be able to utilize a portion of our capital deferred tax assets associated with taxable income from the sale of these investments.

        Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted.

        Effective January 1, 2016, we elected to early adopt the provisions of ASU 2016-09. The cumulative effect of the adoption was an increase to the beginning balance of shareholders' equity of $16 million due to the recognition of a deferred tax asset for excess tax benefits associated with the share based compensation that was unrecorded in previous tax years. The deferred tax asset is ordinary in nature and we believe that it is more likely than not that we will have future sufficient ordinary income to utilize the deferred tax asset. Therefore, we did not establish a valuation allowance against this portion of the ordinary deferred tax asset.

        A reconciliation of the provision for income taxes computed at the U.S. federal statutory corporate income tax rate and our effective tax rate for the three and six months ended June 30, 2016 and 2015 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Tax on net earnings computed at federal statutory tax rate	$28	$28	$1	$55
State taxes, net of federal tax benefit	7	3	2	6
Valuation allowance	(59)	(17)	(10)	(38)
Change in state tax rate	—	8	—	8
Dividends received deduction	(1)	(2)	(7)	(3)
Tax basis difference in consolidated members	(2)	—	(5)	—
Earnings of European Capital	—	(8)	(9)	10
Gain on tax consolidation of portfolio companies	3	—	4	—
Capital gain on tax deconsolidation of subsidiary	—	—	—	35
Other	(2)	6	2	6

Total (benefit) provision for income taxes	$(26)	$18	$(22)	$79

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. There has been no change in the amount of unrecognized tax benefits as of December 31, 2015. We do not reasonably expect any material changes to the unrecognized tax benefits within the next twelve months.

Note 11.  Commitments and Contingencies

        In the normal course of business, we enter into contractual agreements that facilitate transactions or provide general indemnifications against losses, costs, claims and liabilities arising from the performance of our obligations under such agreements. We have not had any claims nor made any payments pursuant to such agreements. We cannot estimate the maximum potential exposure under these arrangements as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of any material loss to us to be remote.

        We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

        As of June 30, 2016, we had commitments under loan and financing agreements to fund up to $134 million to 17 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. As of June 30, 2016, European Capital and its affiliates had commitments of $55 million to fund European Capital UK SME Debt LP and $85 million to fund European Capital Private Debt LP ("ECAS Private Debt"). In addition, as of June 30, 2016, ACAM had a commitment of $112 million to American Capital Equity III, LP, which is expected to be funded by an equity investment from American Capital. See

Note 13 to our interim consolidated financial statements included in this Form 10-Q for further discussion of ACAM's American Capital Equity III, LP's commitment.

Note 12.  Significant Subsidiaries

        We have determined that for the six months ended June 30, 2016, certain of our unconsolidated portfolio companies have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X. Accordingly, pursuant to Rule 10-01(b)(1) of Regulation S-X, aggregate summarized income statement information for the six months ended June 30, 2016 and 2015 has been included as follows:

	Six Months Ended June 30,
	2016	2015
Total revenue	$1,154	$1,132
Total operating expenses	$1,044	$1,003
Net operating income	$110	$129
Net income	$75	$186

Note 13.  Asset Sales

        ECAS Private Debt is a private debt fund that closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS Private Debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS Private Debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. Upon its final closing in April 2016, the ECAS Private Debt fund raised an additional €86 million which increased the investment capacity of the fund to €473 million. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS Private Debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS Private Debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS Private Debt fund. European Capital received €158 million ($170 million) for the sale of these assets and recognized a realized loss of €4 million ($5 million). As of June 30, 2016, European Capital's investment in the ECAS Private Debt fund had a cost basis and fair value of $98 million and $102 million, respectively. As of June 30, 2016, European Capital had an unfunded commitment of €77 million ($85 million) to the ECAS Private Debt fund.

        On April 28, 2014, we completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, we entered into a Contribution and Redemption Agreement with the Fund pursuant to which we agreed to contribute 100% of our equity and equity-related investments in seven portfolio companies to the Fund and to provide the Fund with an option to acquire our equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. The Fund's aggregate $1.1 billion capital commitment includes a commitment of $200 million from ACAM for Primary Investments, of which $112 million was undrawn as of June 30, 2016.

Note 14.  Related Party Transactions

        As a BDC, we are required by law to make available significant managerial assistance to our eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. As of June 30, 2016, we had board seats on 22 companies in our investment portfolio. Providing assistance to the companies in our investment portfolio serves as an opportunity for us to maximize their value.

        The following table shows the operating revenue from our control investments, as defined under the 1940 Act for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating Revenue—Control Investments
Interest and dividend income	$67	$66	$157	$126
Fee income	$15	$14	$25	$28

American Capital Asset Management

        Our fund management business is conducted through ACAM. In general, ACAM provides investment management services through consolidated subsidiaries that enter into management agreements with each of its managed funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from its investments in those funds. Under the management agreements, ACAM's responsibilities include, but are not limited to, sourcing, analyzing and executing investments and asset sales, delivering financial and compliance reports to investors in the funds under management, administering the daily business and affairs of the funds under management and performing other asset management duties. We have entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, we provide investment advisory and oversight services to ACAM, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. During the three and six months ended June 30, 2016, we recognized operating revenues from our investment in ACAM of $37 million and $71 million, respectively, and $36 million and $69 million, respectively, for the comparable periods in 2015. During the three and six months ended June 30, 2016, we received an additional $5 million and $6 million, respectively, of dividends from ACAM, which were recorded as a reduction to the cost basis of our investment in ACAM and $3 million and $6 million, respectively, for the comparable periods in 2015.

        During the first quarter of 2016, we transferred to ACAM 100% of our equity investments in ACEI Singapore Holdings Private LTD, BMR Energy LLC, Hollyhock Limited and Taiba Wind Energy, LLC. As of December 31, 2015, the cost basis and fair value of these transferred investments was $77 million and $94 million, respectively. As of June 30, 2016, the cost basis and fair value of these transferred investments was $80 million and $90 million, respectively.

European Capital

        As discussed in Note 1 to these consolidated financial statements, we consolidated our investment in European Capital effective October 1, 2014. ACAM, through its subsidiary, ECAM, acts as the investment manager to European Capital. Under ACAM's investment management agreement with European Capital, ACAM is entitled to receive an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011, 2012, 2013 and 2014. During the first quarter of 2015, the investment management agreement with European Capital was amended to cancel the incentive fee for 2015 and going forward. The management fee charged by ACAM for the three and six months ended June 30, 2016 was $2 million and $4 million, respectively, and $4 million and $8 million, respectively, for the comparable periods in 2015.

        As discussed in Note 7 to these consolidated financial statements, European Capital has issued Redeemable Preferred Shares to employees of ECAM as part of long-term employee incentive plans. These shares are redeemable by European Capital based on the aggregate returns on investments made after January 1, 2012 and are treated as mandatorily redeemable preferred stock in our consolidated balance sheets in accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity. The fair value of the Redeemable Preferred Shares as of June 30, 2016 and December 31, 2015 was $32 million and $34 million, respectively. During the six months ended June 30, 2016 and 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized gain (loss) and net unrealized (depreciation) appreciation in our consolidated statements of operations.

Note 15.  Acquisition of American Capital

        On May 23, 2016, we entered into the Merger Agreement with Ares Capital, under which Ares Capital will acquire American Capital in a cash and stock transaction (the "Acquisition"). As of May 20, 2016, the last full trading day prior to the announcement of the Acquisition, the transaction had an implied value of approximately $4.0 billion, or $17.40 per fully diluted share of our common stock. As of June 30, 2016, the transaction had an implied value of approximately $3.9 billion, or $16.92 per fully diluted share of our common stock based on the trading price of Ares Capital's common stock.

        Upon the completion of the Acquisition, each share of our common stock issued and outstanding immediately prior to the effective time of the Acquisition will be converted into the right to receive from Ares Capital, in accordance with the Merger Agreement, (i) $6.41 per share in cash consideration, (ii) stock consideration at the fixed exchange ratio of 0.483 shares, par value $0.001 per share, of Ares Capital's common stock (subject to certain limited exceptions) (the "Exchange Ratio") and (iii) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the Exchange Ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the Exchange Ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter, 100% of the Exchange Ratio times Ares Capital's dividend for such quarter. The Exchange Ratio was fixed on the date of the Merger Agreement, and is not subject to adjustment based on changes in the trading price of Ares Capital's or American Capital's common stock before the closing of the transaction. Based on the fully diluted number of shares of our common stock outstanding on the date of the Merger Agreement, the above would result in approximately 110.8 million of Ares Capital's shares being exchanged for approximately 229.3 million outstanding shares of our common stock, subject to adjustment in certain limited circumstances.

        Additionally, in accordance with the Merger Agreement, each share of our common stock issued and outstanding immediately prior to the effective time of the transaction will have the right to receive (i) $275 million of cash consideration, or $1.20 per share of American Capital's common stock and (ii) $2.45 per share in cash, or $562 million, which amount represents the per share cash consideration paid to American Capital pursuant to the sale of American Capital Mortgage Management, LLC ("ACMM"), a wholly owned subsidiary of ACAM to American Capital Agency Corp. ("AGNC").

        The completion of the transaction is subject to certain conditions, including, among others, our stockholder approval, Ares Capital stockholder approval, required regulatory approvals, receipt of certain third-party consents, including third-party consents from certain funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016 and other customary closing conditions. While there can be no assurances as to the exact timing, or that the transaction will be completed at all, Ares Capital has indicated that it expects to complete the transaction as early as the fourth quarter of 2016.

        Additionally, on May 23, 2016, Ares Capital entered into an agreement with Ares Capital Management LLC, its investment adviser (the "Transaction Support Agreement") in connection with the Acquisition. Under the terms of the Transaction Support Agreement, Ares Capital's investment adviser will (i) provide $275 million of cash consideration, or $1.20 per share of American Capital's common stock (as referenced above), payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Acquisition, the lesser of $10 million of income based fees and the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under Ares Capital's investment advisory and management agreement. The financial support contemplated by the Transaction Support Agreement is conditioned upon completion of the Acquisition, which is subject to the closing conditions described above.

Sale of American Capital Mortgage Management, LLC

        Concurrently with the execution of the Merger Agreement, on May 23, 2016, we entered into a Purchase and Sale Agreement (the "Mortgage Manager Purchase Agreement") with ACAM, ACMM and AGNC. ACMM is the parent company of both American Capital AGNC Management, LLC, the external manager of AGNC, and American Capital MTGE Management, LLC, the external manager of American Capital Mortgage Investment Corp. Immediately prior to the closing, as defined in the Mortgage Manager Purchase Agreement, our $35 million debt investment in ACMM was settled by ACMM in connection with an equity contribution from ACAM to ACMM. On July 1, 2016, pursuant to the terms of the Mortgage Manager Purchase Agreement, AGNC acquired from ACAM all of the issued and outstanding limited liability company interests in ACMM for a purchase price of $562 million, or $2.45 per diluted share.

$

            % Notes due

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

Wells Fargo Securities

J.P. Morgan

SunTrust Robinson Humphrey

Barclays

Citigroup

Morgan Stanley

BMO Capital Markets

Deutsche Bank Securities

Mizuho Securities

RBC Capital Markets

SMBC Nikko

September     , 2016